UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4852

The Victory Portfolios
(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

Item 1. Reports to Stockholders.

October 31, 2011

Annual Report

Institutional Money Market Fund

Federal Money Market Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you seek. Visit us anytime. We're always open.

The Victory Portfolios

Shareholder Letter	3

Financial Statements

Schedules of Portfolio Investments	4

Statements of Assets and Liabilities	8

Statements of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	12

Notes to Financial Statements	16

Report of Independent Registered Public Accounting Firm	23

Supplemental Information

Trustee and Officer Information	24

Proxy Voting and Form N-Q Information	27

Expense Examples	27

Portfolio Holdings	28

The Funds are distributed by Victory Capital Advisers Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Institutional Money Market Fund and Federal Money Market Fund.

An investment in the Funds is not insured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.VictoryConnect.com

1

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2

Letter to Our Shareholders

After a strong start to the year, the global economic recovery has entered a phase of an extended slowdown. Equity markets have become more sensitive to economic releases as investors seek insight into the direction of the economy. The domestic economy has recently experienced weak GDP growth, persistent unemployment, weak housing markets and a decrease in manufacturing. Continued decline in domestic economic conditions was caused by the protracted debt ceiling negotiations in the U.S., and the decision by S&P to lower the credit rating of U.S. long-term debt from AAA to AA+. Uncertainty was magnified by the escalation of the Euro-Zone Sovereign debt crisis; in particular, in Italy, Greece, & Spain. Uncertainty surrounding the European Monetary Union's efforts to commit additional funding and the reluctance of all the EMU's members to contribute to a bailout fund continued to weigh upon global markets.

Investors continue to favor fixed-income funds, depositing net inflows of $95 billion YTD through October. Domestic equity funds are weakening with outflows near $53 billion, while international equity funds have slowed pace but still took in $13 billion. Through October, U.S. equity markets outperformed international markets, with the S&P 500 Index returning 1.30% versus the MSCI EAFE Index -6.78% return. Fixed income, as measured by the Barclays U.S. Aggregate Bond Index, had a total return of 6.76%.

Economic growth continues at a slower pace relative to historical averages and will likely experience more volatility. Equity markets will likely continue to be subject to rotation due to ongoing economic volatility. While economic data releases have tended to be discouraging and point to a slow/no growth environment, October has been the best one-month return since 1991. Additionally, the sharp market decline created attractive buying opportunities for companies with strong balance sheets, favorable competitive positions and growth prospects.

We continue to believe that patient investors will be rewarded over the longer-term. As always, our portfolios are constructed based on the merits of an investment in any market cycle. We remain focused on valuation, financial strength and returns in pursuit of superior long-term performance. Victory maintains an overall positive longer-term outlook, albeit cognizant of the short-term risks, and continues to invest in the market with confidence. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1.  Consistent Performance and Investment Quality

Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2.  Client Service Excellence

Our approach is simple: communication is complete, honest, timely and straightforward — our goal is no surprises.

3.  Empowerment, Ownership and Accountability

Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high-quality investment products and services.

We appreciate your confidence in the Victory Funds. We continue to closely monitor the possibility of increased regulatory reform following tumultuous times, and will strive to embrace the programs and adopt the procedures necessary to safeguard our shareholders. If you have questions or would like further information, please feel free to contact us at 1-800-539-3863 or via our website at www.VictoryConnect.com.

Michael Policarpo

President,
Victory Funds

3

The Victory Portfolios  Schedule of Portfolio Investments
Institutional Money Market Fund  October 31, 2011

(Amounts in Thousands)

Security Description	Principal Amount	Value
Certificates of Deposit (8.9%)
Australia & New Zealand Banking Group Ltd., Series A, 0.69% (a), 12/19/11, MTN (b)	$26,900	$26,912
Bank of Nova Scotia, 0.27% (a), 1/9/12	21,500	21,500
National Australia Bank Ltd. NY, 0.40% (a), 4/30/12	15,000	15,000
Royal Bank of Canada NY
0.34% (a), 1/27/12	9,200	9,204
0.27% (a), 4/5/12	12,000	12,001
Westpac Banking Corp. NY
0.29%, 11/4/11	15,000	15,000
0.40% (a), 5/10/12	22,500	22,500
Total Certificates of Deposit (Amortized Cost $122,117)		122,117
Commercial Paper (29.4%)
American Honda Finance Corp.
0.19% (c), 11/3/11	24,100	24,100
0.23% (c), 12/5/11	33,500	33,493
Bank of Nova Scotia NY, 0.30% (c), 12/16/11	44,000	43,984
Coca-Cola Co.
0.16% (c), 11/2/11 (b)	22,200	22,200
0.12% (c), 12/2/11 (b)	24,900	24,897
Dell, Inc., 0.20% (c), 4/9/12 (b)	19,000	18,983
eBay, Inc., 0.18% (c), 1/11/12 (b)	46,100	46,084
Northwestern University
0.16% (c), 11/18/11	5,500	5,500
0.16% (c), 11/28/11	14,300	14,298
Procter & Gamble Co., 0.15% (c), 12/2/11 (b)	45,000	44,994
Prudential Funding LLC, 0.08% (c), 11/1/11	17,000	17,000
Straight-A Funding LLC
0.19% (c), 1/5/12 (b)	45,000	44,985
0.19% (c), 1/10/12 (b)	7,500	7,497
Toyota Motor Credit Corp.
0.28% (c), 1/5/12	41,500	41,479
0.31% (c), 2/28/12	7,400	7,392
University of Texas, 0.14%, 11/3/11	4,800	4,800
Total Commercial Paper (Amortized Cost $401,686)		401,686
Corporate Bonds (13.6%)
Bank of America Corp.
2.38%, 6/22/12, MTN	15,515	15,724
Series L, 3.13%, 6/15/12, MTN	23,896	24,324
Bank of the West, Series 1, 2.15%, 3/27/12	5,000	5,040
Citigroup, Inc., 2.13%, 4/30/12	34,000	34,317
Costco Wholesale Corp., 5.30%, 3/15/12	13,275	13,513
General Electric Capital Corp., Series G, 2.25%, 3/12/12, MTN	4,000	4,031
Goldman Sachs Group, Inc., 6.60%, 1/15/12	37,690	38,123
IBM International Group Capital LLC, 0.59% (a), 6/26/12 (b)	11,000	11,000
Morgan Stanley, 2.25%, 3/13/12	6,050	6,096

See notes to financial statements.

4

The Victory Portfolios  Schedule of Portfolio Investments — continued
Institutional Money Market Fund  October 31, 2011

(Amounts in Thousands)

Security Description	Principal Amount	Value
U.S. Bancorp, 2.25%, 3/13/12, MTN	$8,132	$8,194
Wal-Mart Stores, Inc., 5.23% (d), 6/1/12	25,000	25,717
Total Corporate Bonds (Amortized Cost $186,079)		186,079
U.S. Government Agency Securities (9.0%)
Federal Home Loan Bank, Series 1, 0.13% (a), 2/3/12	33,600	33,599
Federal Home Loan Mortgage Corp.
0.22% (a), 11/7/11, MTN	20,000	20,000
0.06% (a), 11/9/11	20,000	19,999
0.07% (a), 1/13/12	34,000	33,993
0.21% (a), 4/3/12	15,000	15,006
Total U.S. Government Agency Securities (Amortized Cost $122,597)		122,597
Repurchase Agreements (38.8%)
Deutsche Bank Securities, Inc., 0.11%, 11/1/11 (Date of agreement 10/31/11, Proceeds at maturity $60,000, collateralized by U.S. Government Agency Securities, 3.50%, 10/1/31, market value $61,200)	60,000	60,000
Goldman Sachs Group, Inc., 0.11%, 11/1/11 (Date of agreement 10/31/11, Proceeds at maturity $241,001, collateralized by U.S. Government Agency Securities, 2.18%-7.50%, 6/1/16-11/1/41, market value $245,820)	241,000	241,000
Morgan Stanley, 0.10%, 11/1/11 (Date of agreement 10/31/11, Proceeds at maturity $5,000, collateralized by U.S. Government Agency Securities, 4.50%-5.00%, 5/1/35-7/1/36, market value $5,100)	5,000	5,000
RBS Securities, Inc., 0.08%, 11/1/11 (Date of agreement 10/31/11, Proceeds at maturity $175,000, collateralized by U.S. Treasury Securities, 1.50%-4.63%, 7/31/16-2/15/40, market value $178,506)	175,000	175,000
UBS Securities LLC, 0.12%, 11/1/11 (Date of agreement 10/31/11, Proceeds at maturity $50,000, collateralized by U.S. Government Agency Securities, 4.50%-6.00%, 1/1/39-9/1/40, market value $51,000)	50,000	50,000
Total Repurchase Agreements (Amortized Cost $531,000)		531,000
Total Investments (Amortized Cost $1,363,479) (e) — 99.7%		1,363,479
Other assets in excess of liabilities — 0.3%		4,530
NET ASSETS — 100.0%		$1,368,009

(a)  Variable or Floating-Rate Security. Rate disclosed is as of 10/31/11.

(b)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Rate represents the effective yield at purchase.

(d)  Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at October 31, 2011.

(e)  Represents cost for financial reporting and federal income tax purposes.

LLC — Limited Liability Co.

MTN — Medium Term Note

See notes to financial statements.

5

The Victory Portfolios  Schedule of Portfolio Investments
Federal Money Market Fund  October 31, 2011

(Amounts in Thousands)

Security Description	Principal Amount	Value
Commercial Paper (3.9%)
Straight-A Funding LLC
0.19% (a), 1/5/12 (b)	$20,000	$19,993
0.19% (a), 1/10/12 (b)	2,700	2,699
Total Commercial Paper (Amortized Cost $22,692)		22,692
Corporate Bonds (11.1%)
American Express Bank FSB, 3.15%, 12/9/11	15,000	15,046
Bank of America Corp.
2.38%, 6/22/12, MTN	7,000	7,094
Series L, 3.13%, 6/15/12, MTN	12,500	12,724
Bank of the West, Series 1, 2.15%, 3/27/12	2,900	2,923
Citigroup, Inc., 2.13%, 4/30/12	17,000	17,158
General Electric Capital Corp., Series G, 2.25%, 3/12/12, MTN	2,500	2,519
Morgan Stanley, 2.25%, 3/13/12	3,500	3,527
U.S. Bancorp, 2.25%, 3/13/12, MTN	4,500	4,535
Total Corporate Bonds (Amortized Cost $65,526)		65,526
U.S. Government Agency Securities (24.3%)
Federal Farm Credit Bank, 0.09% (c), 11/4/11	50,000	50,000
Federal Home Loan Bank, Series 1, 0.13% (c), 2/3/12	15,500	15,500
Federal Home Loan Mortgage Corp.
0.12% (a), 1/19/12	15,000	14,996
0.10% (a), 2/13/12	10,252	10,249
0.21% (c), 4/3/12	32,000	32,013
Federal National Mortgage Assoc., 0.13% (a), 3/12/12	20,000	19,990
Total U.S. Government Agency Securities (Amortized Cost $142,748)		142,748
U.S. Treasury Obligations (6.9%)
U.S. Treasury Bills
0.12% (a), 11/3/11	25,000	25,000
0.05% (a), 3/15/12	15,700	15,697
Total U.S. Treasury Obligations (Amortized Cost $40,697)		40,697
Repurchase Agreements (53.3%)
Deutsche Bank Securities, Inc., 0.11%, 11/1/11 (Date of agreement 10/31/11, Proceeds at maturity $65,000, collateralized by U.S. Government Agency Securities, 3.50%, 10/1/31, market value $66,300)	65,000	65,000
Goldman Sachs Group, Inc., 0.11%, 11/1/11 (Date of agreement 10/31/11, Proceeds at maturity $78,000, collateralized by U.S. Government Agency Securities, 2.81%-3.51%, 5/1/40-9/1/41, market value $79,560)	78,000	78,000
Morgan Stanley, 0.10%, 11/1/11 (Date of agreement 10/31/11, Proceeds at maturity $5,000, collateralized by U.S. Government Agency Securities, 5.00%, 5/1/35, market value $5,100)	5,000	5,000

See notes to financial statements.

6

The Victory Portfolios  Schedule of Portfolio Investments — continued
Federal Money Market Fund  October 31, 2011

(Amounts in Thousands)

Security Description	Principal Amount	Value
RBS Securities, Inc., 0.08%, 11/1/11 (Date of agreement 10/31/11, Proceeds at maturity $110,000, collateralized by U.S. Treasury Securities, 4.63%, 2/15/40, market value $112,203)	$110,000	$110,000
UBS Securities LLC, 0.12%, 11/1/11 (Date of agreement 10/31/11, Proceeds at maturity $55,000, collateralized by U.S. Government Agency Securities, 4.50%-6.50%, 2/1/37-8/1/40, market value $56,100)	55,000	55,000
Total Repurchase Agreements (Amortized Cost $313,000)		313,000
Total Investments (Amortized Cost $584,663) (d) — 99.5%		584,663
Other assets in excess of liabilities — 0.5%		2,883
NET ASSETS — 100.0%		$587,546

(a)  Rate represents the effective yield at purchase.

(b)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of 10/31/11.

(d)  Represents cost for financial reporting and federal income tax purposes.

FSB — Federal Savings Bank

LLC — Limited Liability Co.

MTN — Medium Term Note

See notes to financial statements.

7

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2011

(Amounts in Thousands, Except Per Share Amounts)

	Institutional Money Market Fund	Federal Money Market Fund
ASSETS:
Investments, at amortized cost	$832,479	$271,663
Repurchase agreements, at value (a)	531,000	313,000
Total Investments	1,363,479	584,663
Cash	2,788	2,418
Interest receivable	1,966	459
Receivable from Adviser	97	143
Prepaid expenses	29	21
Total Assets	1,368,359	587,704
LIABILITIES:
Distributions payable	10	1
Accrued expenses and other payables:
Administration fees	116	49
Custodian fees	13	6
Transfer agent fees	57	24
Chief Compliance Officer fees	2	1
Trustees' fees	6	2
Other accrued expenses	146	75
Total Liabilities	350	158
NET ASSETS:
Capital	1,368,031	587,630
Distributions in excess of net investment income	(23)	(83)
Accumulated net realized gains (losses) from investments	1	(1)
Net Assets	$1,368,009	$587,546
Net Assets
Investor Shares	$1,328,681	$541,920
Select Shares	39,328	45,626
Total	$1,368,009	$587,546
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Investor Shares	1,328,666	541,988
Select Shares	39,328	45,640
Total	1,367,994	587,628
Net asset value, offering and redemption price per share:
Investor Shares	$1.00	$1.00
Select Shares	$1.00	$1.00

(a)  Value is equal to amortized cost.

See notes to financial statements.

8

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2011

(Amounts in Thousands)

	Institutional Money Market Fund	Federal Money Market Fund
Investment Income:
Interest income	$3,365	$1,153
Total Income	3,365	1,153
Expenses:
Investment advisory fees	2,739	1,606
Administration fees	1,349	634
Shareholder servicing fees — Select Shares	101	183
Custodian fees	180	96
Transfer agent fees	252	118
Transfer agent fees — Investor Shares	116	48
Transfer agent fees — Select Shares	6	9
Trustees' fees	143	66
Chief Compliance Officer fees	18	8
Legal and audit fees	239	108
State registration and filing fees	41	32
Other expenses	147	72
Total Expenses	5,331	2,980
Shareholder servicing fees waived — Select Shares	(84)	(177)
Expenses waived/reimbursed by Adviser	(2,019)	(1,714)
Net Expenses	3,228	1,089
Net Investment Income	137	64
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	30	(1)
Net increase from payments by an affiliate for losses due to decline in the value of portfolio securities	3,104	—
Change in net assets resulting from operations	$3,271	$63

See notes to financial statements.

9

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Institutional Money Market Fund		Federal Money Market Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
From Investment Activities:
Operations:
Net investment income	$137	$1,066	$64	$58
Net realized gains (losses) from investment transactions	30	(6,466)	(1)	98
Net change in unrealized appreciation/ depreciation on investments	—	3,962	—	—
Net increase from payments by an affiliate for losses due to decline in the value of portfolio securities	3,104	3,869	—	—
Net increase from payment by the sub-administrator (note 3)	—	305	—	153
Change in net assets resulting from operations	3,271	2,736	63	309
Distributions to Shareholders:
From net investment income:
Investor Shares	(677)	(1,413)	(114)	(203)
Select Shares	(22)	(36)	(14)	(31)
Change in net assets resulting from distributions to shareholders	(699)	(1,449)	(128)	(234)
Change in net assets from capital transactions	(12,174)	(776,568)	(26,961)	(461,645)
Change in net assets	(9,602)	(775,281)	(27,026)	(461,570)
Net Assets:
Beginning of period	1,377,611	2,152,892	614,572	1,076,142
End of period	$1,368,009	$1,377,611	$587,546	$614,572
Undistributed (distributions in excess of) net investment income	$(23)	$440	$(83)	$(80)

See notes to financial statements.

10

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Institutional Money Market Fund		Federal Money Market Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
Capital Transactions:
Investor Shares
Proceeds from shares issued	$2,509,402	$5,982,149	$3,339,398	$3,796,141
Dividends reinvested	134	536	78	151
Cost of shares redeemed	(2,518,218)	(6,670,381)	(3,307,934)	(4,142,942)
Total Investor Shares	$(8,682)	$(687,696)	$31,542	$(346,650)
Select Shares
Proceeds from shares issued	199,237	1,111,068	617,588	831,409
Dividends reinvested	22	35	14	30
Cost of shares redeemed	(202,751)	(1,199,975)	(676,105)	(946,434)
Total Select Shares	$(3,492)	$(88,872)	$(58,503)	$(114,995)
Change in net assets from capital transactions	$(12,174)	$(776,568)	$(26,961)	$(461,645)
Share Transactions:
Investor Shares
Issued	2,509,402	5,982,149	3,339,398	3,796,141
Reinvested	134	536	78	151
Redeemed	(2,518,218)	(6,670,381)	(3,307,934)	(4,142,942)
Total Investor Shares	(8,682)	(687,696)	31,542	(346,650)
Select Shares
Issued	199,237	1,111,068	617,588	831,409
Reinvested	22	35	14	30
Redeemed	(202,751)	(1,199,975)	(676,105)	(946,434)
Total Select Shares	(3,492)	(88,872)	(58,503)	(114,995)
Change in Shares	(12,174)	(776,568)	(26,961)	(461,645)

See notes to financial statements.

11

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Institutional Money Market Fund
	Investor Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$1.000	$1.000		$1.000	$1.000	$1.000
Investment Activities:
Net investment income (loss)	— (a)	0.001	(b)	0.008	0.028	0.051
Net realized/unrealized gains on investments	0.001 (b)	—	(a)	— (a)	— (a)	—	(a)
Total from Investment Activities	0.001	0.001		0.008	0.028	0.051
Distributions:
Net investment income	(0.001)	(0.001)		(0.008)	(0.028)	(0.051)
Total Distributions	(0.001)	(0.001)		(0.008)	(0.028)	(0.051)
Net Asset Value, End of Period	$1.000	$1.000		$1.000	$1.000	$1.000
Total Return	0.05%	0.08	%(c)	0.77%	2.84%	5.18	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,328,681	$1,334,760		$2,021,341	$1,743,738	$1,636,897
Ratio of net expenses to average net assets	0.24%	0.36%		0.40%	0.36%	0.37%
Ratio of net investment income (loss) to average net assets	0.01%	0.07%		0.76%	2.80%	4.97%
Ratio of gross expenses to average net assets (e)	0.38%	0.38%		0.40%	0.36%	0.37%
Ratio of net investment income (loss) to average net assets (e)	(0.13)%	0.05%		0.76%	2.80%	4.97%

(a)  Rounds to less than $0.001 per share.

(b)  A portion of the amount includes payments from an affiliate of the Adviser and/or the sub-administrator.

(c)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(d)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

12

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Institutional Money Market Fund
	Select Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$1.000	$1.000		$1.000	$1.000	$1.000
Investment Activities:
Net investment income	— (a)	—	(a)(b)	0.005	0.025	0.048
Net realized and unrealized gains (losses) on investments	0.001 (b)	—	(a)	— (a)	— (a)	—	(a)
Total from Investment Activities	0.001	—	(a)	0.005	0.025	0.048
Distributions:
Net investment income	(0.001)	—	(a)	(0.005)	(0.025)	(0.048)
Total Distributions	(0.001)	—	(a)	(0.005)	(0.025)	(0.048)
Net Asset Value, End of Period	$1.000	$1.000		$1.000	$1.000	$1.000
Total Return	0.05%	0.03	%(c)	0.52%	2.57%	4.91	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$39,328	$42,851		$131,551	$126,919	$186,524
Ratio of net expenses to average net assets	0.25%	0.42%		0.66%	0.61%	0.62%
Ratio of net investment income to average net assets	0.01%	0.01%		0.55%	2.61%	4.70%
Ratio of gross expenses to average net assets (e)	0.67%	0.64%		0.66%	0.61%	0.62%
Ratio of net investment income to average net assets (e)	(0.41)%	(0.21)%		0.55%	2.61%	4.70%

(a)  Rounds to less than $0.001 per share.

(b)  A portion of the amount includes payments from an affiliate of the Adviser and/or the sub-administrator.

(c)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(d)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

13

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Federal Money Market Fund
	Investor Shares
	Year Ended October 31, 2011		Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$1.000		$1.000		$1.000	$1.000	$1.000
Investment Activities:
Net investment income	—	(a)	—	(a)(b)	0.002	0.025	0.050
Net realized/unrealized gains on investments	—	(a)	—	(a)	— (a)	— (a)	—	(a)
Total from Investment Activities	—	(a)	—	(a)	0.002	0.025	0.050
Distributions:
Net investment income	—	(a)	—	(a)	(0.002)	(0.025)	(0.050)
Net realized gains from investments	—		—		— (a)	—	—
Total Distributions	—	(a)	—	(a)	(0.002)	(0.025)	(0.050)
Net Asset Value, End of Period	$1.000		$1.000		$1.000	$1.000	$1.000
Total Return	0.02%		0.03	%(c)	0.19%	2.53%	5.07	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$541,920		$510,436		$857,020	$1,350,683	$1,356,283
Ratio of net expenses to average net assets	0.17%		0.37%		0.45%	0.40%	0.42%
Ratio of net investment income to average net assets	0.01%		0.01%		0.19%	2.52%	4.86%
Ratio of gross expenses to average net assets (e)	0.43%		0.43%		0.47%	0.40%	0.42%
Ratio of net investment income to average net assets (e)	(0.25)%		(0.05)%		0.17%	2.52%	4.86%

(a)  Rounds to less than $0.001 per share.

(b)  A portion of the amount includes payments from an affiliate of the Adviser and/or the sub-administrator.

(c)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(d)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

14

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Federal Money Market Fund
	Select Shares
	Year Ended October 31, 2011		Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$1.000		$1.000		$1.000	$1.000	$1.000
Investment Activities:
Net investment income	—	(a)	—	(a)(b)	0.001	0.022	0.047
Net realized/unrealized gains on investments	—	(a)	—	(a)	— (a)	— (a)	—	(a)
Total from Investment Activities	—	(a)	—	(a)	0.001	0.022	0.047
Distributions:
Net investment income	—	(a)	—	(a)	(0.001)	(0.022)	(0.047)
Net realized gains from investments	—		—		— (a)	—	—
Total Distributions	—	(a)	—	(a)	(0.001)	(0.022)	(0.047)
Net Asset Value, End of Period	$1.000		$1.000		$1.000	$1.000	$1.000
Total Return	0.02%		0.03	%(c)	0.06%	2.27%	4.81	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$45,626		$104,136		$219,122	$570,433	$497,207
Ratio of net expenses to average net assets	0.18%		0.37%		0.61%	0.65%	0.67%
Ratio of net investment income to average net assets	0.01%		0.01%		0.06%	2.23%	4.61%
Ratio of gross expenses to average net assets (e)	0.70%		0.69%		0.72%	0.65%	0.67%
Ratio of net investment income to average net assets (e)	(0.51)%		(0.31)%		(0.05)%	2.23%	4.61%

(a)  Rounds to less than $0.001 per share.

(b)  A portion of the amount includes payments from an affiliate of the Adviser and/or the sub-administrator.

(c)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(d)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

15

Notes to Financial Statements

The Victory Portfolios  October 31, 2011

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. As of October 31, 2011, the Trust offered shares of 23 funds. The accompanying financial statements are those of the Institutional Money Market Fund and Federal Money Market Fund (collectively, the "Funds" and individually, a "Fund").

The Funds are authorized to issue two classes of shares: Investor Shares and Select Shares. Each class of shares has substantially identical rights and privileges except with respect to fees paid under shareholder servicing plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Institutional Money Market Fund seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Federal Money Market Fund seeks to provide high current income to the extent consistent with the preservation of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Investments of the Funds are valued on the basis of amortized cost, which approximates market value. Under the amortized cost valuation method, discount or premium is accreted or amortized on a constant basis to the maturity of the security. In certain circumstances, securities may be

16

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

valued at fair value determined pursuant to procedures approved by the Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

In accordance with Rule 2a-7 of the 1940 Act, the market values of the securities held in the Funds are determined at least once per week, unless the need arises to determine them more frequently, using prices supplied by the Funds' independent pricing services. These values are then compared to the securities' amortized cost. Securities whose market price varies from amortized cost by more than +/- 0.5% are indentified and validated with the pricing service. If Victory Capital Management Inc. ("VCM" or the "Adviser") concludes that the price obtained from the pricing service is not reliable, or if the pricing service does not provide a price for a security, it will provide an independent dealer to supply a price. Absent a price from the pricing service or an independent dealer, the Adviser may supply a fair value for the security for the comparison, which will be determined pursuant to procedures approved by the Board. If the difference between the aggregate market price and aggregate amortized cost of all securities held by a Fund exceeds +/- 0.375%, the Funds' administrator will notify a senior officer of the Funds who will call a meeting of the Board to fully advise the Funds' Trustees. If the difference exceeds +/- 0.50%, a meeting of the Board will be convened to determine what action, if any, to initiate.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the fiscal year ended October 31, 2011, there were no Level 1 or Level 3 investments.

The following is a summary of the inputs used to value the Funds' investments as of October 31, 2011 (in thousands):

Fund Name	LEVEL 2 — Other Significant Observable Inputs	Total
Institutional Money Market Fund
Certificates of Deposit	$122,117	$122,117
Commercial Paper	401,686	401,686
Corporate Bonds	186,079	186,079
U.S. Government Agency Securities	122,597	122,597
Repurchase Agreements	531,000	531,000
Total	1,363,479	1,363,479
Federal Money Market Fund
Commercial Paper	22,692	22,692
Corporate Bonds	65,526	65,526
U.S. Government Agency Securities	142,748	142,748
U.S. Treasury Obligations	40,697	40,697
Repurchase Agreements	313,000	313,000
Total	584,663	584,663

The Trust determines significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels as of October 31, 2011.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is

17

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

Each Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term-rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with a value of not less than the repurchase price (including interest). If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited and/or result in additional costs. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Securities Purchased on a When-Issued Basis:

Each Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. If a Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statements of Assets and Liabilities. As of October 31, 2011, the Funds had no outstanding when-issued purchase commitments.

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly by the Funds. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital in the accompanying Statements of Assets and Liabilities. The Institutional Money Market Fund utilized equalization accounting for tax purposes and designates earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends deduction for income tax purposes.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

18

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Other:

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each fund in the Trust on the basis of relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, shareholder servicing, printing and 12b-1 fees.

New Accounting Pronouncements:

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")" ("ASU 2011-04"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Subsequent Events:

The Funds have evaluated subsequent events and there are no subsequent events to report.

3.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by VCM, a wholly owned subsidiary of KeyBank National Association ("KeyBank"). Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rate at which the Adviser is paid decreases at various asset levels as a Fund's assets grow. The investment advisory fees of the Institutional Money Market Fund are computed at rates ranging from 0.20% to 0.15% and of the Federal Money Market Fund at rates ranging from 0.25% to 0.15%. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

KeyBank serves as custodian of all the Trust's assets except the assets of the International Fund, International Select Fund and Global Equity Fund, for which Citibank, N.A. ("Citibank") serves as custodian and receives a fee. For its custody services to the Trust, The Victory Variable Insurance Funds and The Victory Institutional Funds (the "Victory Trusts"), KeyBank receives fees at an annualized rate of 0.0098% of the Victory Trusts' aggregate average daily net assets, excluding the assets of the International Fund, International Select Fund and Global Equity Fund, plus applicable per transaction fees. Prior to July 1, 2011, KeyBank received fees at annualized rates ranging from 0.013% to 0.0025% of the aggregate average daily net assets, excluding the assets of the International Fund, International Select Fund and Global Equity Fund. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate ranging from

19

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

0.108% to 0.065% of the aggregate net assets of the Trust and The Victory Variable Insurance Funds (collectively, the "Trusts").

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Funds' transfer agent. Under the Transfer Agent Agreement, Citi receives for its services an annual fee at a rate ranging from 0.02% to 0.005% of the aggregate net assets of the Trusts. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

The Distributor or financial institutions (directly or through the Distributor), pursuant to a Shareholder Servicing Plan, may receive from Select Shares of each Fund a fee of up to 0.25% of the average daily net assets of the Select Shares of the Funds for providing support services to shareholders of the Funds, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser. For the fiscal year ended October 31, 2011, affiliates of the Adviser or the Funds earned $2 thousand.

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Funds. The Plan allows the Adviser, the administrator and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to this Plan. To the extent that any payments made by the Funds' administrator, Distributor, Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan. No fees are currently being paid under the Plan.

The Adviser, Citi, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. These amounts are not available to be recouped at a future time.

The Funds have entered into a fee waiver and expense reimbursement agreement with the Adviser pursuant to which the Adviser has agreed to waive fees or reimburse expenses by amounts necessary to maintain a minimum yield of 0.01%. The Funds have agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the yield of a class to fall below 0.01%.

The Adviser is contractually limiting fees and expenses until at least February 28, 2012. As of October 31, 2011, the following amounts are available to be repaid to the Adviser.

Fund	Amount Waived or Reimbursed Available to Recoup	Amount Repaid to Adviser	Expires October 31,
Institutional Money Market Fund	$351,794	$—	2013
Institutional Money Market Fund	2,019,174	—	2014
Federal Money Market Fund	247,229	39,697	2012
Federal Money Market Fund	622,073	—	2013
Federal Money Market Fund	1,714,222	—	2014

20

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

On December 1, 2006, VCM paid the Funds comprising the Trust approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, BISYS Fund Services, Inc., ("BISYS") (BISYS' parent company, BISYS, Inc., was acquired by Citibank on August 1, 2007) and VCM, the sub-administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures required additional disclosure to the Board at the time incurred. On July 29, 2010, Citibank paid approximately $4.1 million after the Securities and Exchange Commission (the "SEC") approved the distribution plan that was in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters. Further information, including the methodology of the Fair Fund Plan, is available on the SEC website at www.sec.gov/litigation/admin/2009/34-60011-pdp.pdf. The amounts are disclosed as "Net increase from payment by the sub-administrator" in the Statements of Changes in Net Assets. The corresponding impact to the total return is disclosed in the Financial Highlights.

For the fiscal year ended October 31, 2011, KeyCorp made capital contributions to the Institutional Money Market Fund in the amount of $3,104 thousand to support the mark-to-market net asset value of the Institutional Money Market Fund. The capital contributions effectively maintained an amortized cost net asset value per share at $1.00.

4.  Risks:

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties to financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

5.  Line of Credit:

The Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $150 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 0.30% on $150 million for providing the Line of Credit. For the fiscal year ended October 31, 2011, KeyCorp earned approximately $450 thousand for the Line of Credit fee. Each fund in the Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. As of October 31, 2011, the Funds had no loans outstanding with KeyCorp.

6.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions Paid From Ordinary Income
Institutional Money Market Fund	$699
Federal Money Market Fund	128

21

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions Paid From Ordinary Income
Institutional Money Market Fund	$1,744
Federal Money Market Fund	231

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis was as follows (total distributions payable differ from the Statements of Assets and Liabilities because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Undistributed Ordinary Income	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation	Total Accumulated Earnings/ Deficit
Institutional Money Market Fund	$82	$(12)	$—	$—	$70
Federal Money Market Fund	—	(6)	(1)	—	(7)

As of October 31, 2011, the following Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations (in thousands):

Expiration Year 2019
Federal Money Market Fund	$1

During the year ended October 31, 2011, the Institutional Money Market Fund utilized $2,848 thousand in capital loss carryfowards.

The Regulated Investment Company Modernization Act of 2010 (the "Act"), was signed into law on December 22, 2010. The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies ("RICs") that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) will be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Victory Portfolios, constituting the Institutional Money Market Fund and the Federal Money Market Fund (the "Funds"), as of October 31, 2011, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years or periods then ended, and the financial highlights for each of the three years or periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the respective periods ended October 31, 2008 and prior were audited by another registered public accounting firm whose report dated December 22, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Portfolios as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years or periods then ended and financial highlights for each of the three years or periods then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 21, 2011

23

  Supplemental Information
The Victory Portfolios  October 31, 2011

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustees"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 23 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.

David Brooks Adcock, 60	Trustee	May 2005	Consultant (since 2006); General Counsel, Duke University and Duke University Health System (1982-2006).	None.

Nigel D. T. Andrews, 64	Vice Chair and Trustee	August 2003	Retired.	Chemtura Corporation; Old Mutual plc; Old Mutual US Asset Management.

Teresa C. Barger, 56	Trustee	December 2008	Chief Executive Officer, Cartica Capital LLC (since 2007); Director, International Finance Corporation (1986-2007).	None.

E. Lee Beard, 60	Trustee	May 2005	Consultant, The Henlee Group, LLC (consulting) (since 2005); Principal Owner, ELB Consultants (since 2003).	Penn Millers Holding Corporation (January 2011-November 2011).

Sally M. Dungan, 57	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

John L. Kelly, 58	Trustee	May 2008	Private Investor (since 2009); Managing Director, JL Thornton & Co. (financial consultant) (2003-2009).	USA Synthetic Fuel Corporation.

24

  Supplemental Information — continued
The Victory Portfolios  October 31, 2011

(Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
David L. Meyer, 54	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008).	None.

Karen F. Shepherd, 71	Trustee	August 2002	Retired; Shepherd Investments (private investments) (since 1996).	None.

Leigh A. Wilson, 67	Chair and Trustee	November 1994	Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens) and New Century Living (senior housing consulting) (since 1991); Director, The Mutual Fund Directors Forum (since 2004).	Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.

David C. Brown, 39	Trustee	May 2008	Co-Chief Executive Officer (since 2011), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser.	None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Messrs. Andrews, Kelly and Meyer as its Audit Committee Financial Experts.

Mr. Kelly resigned from the Board effective 12/19/11.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

25

  Supplemental Information — continued
The Victory Portfolios  October 31, 2011

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael D. Policarpo, II, 37	President	May 2008	Senior Managing Director (since 2010) and Managing Director (2005-2010), the Adviser.

Derrick A. MacDonald, 41	Vice President	August 2010	Managing Director of the Adviser, Fund Administration, Technology & Operations (since 2008); Global Business Director, Avery Dennison (2004-2008).

Christopher K. Dyer, 49	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Jay G. Baris, 57	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).

Christopher E. Sabato, 43	Treasurer	May 2006	Senior Vice President, Treasurer Services, Citi Fund Services, Inc.

Eric B. Phipps, 40	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services, Citi Fund Services, Inc. (since 2006); Staff Accountant, United States Securities and Exchange Commission (2004-2006).

Edward J. Veilleux, 68	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

26

  Supplemental Information — continued
The Victory Portfolios  October 31, 2011

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the Funds' website at www.VictoryConnect.com and on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds' website at www.VictoryConnect.com and on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11-10/31/11	Expense Ratio During Period** 5/1/11-10/31/11
Institutional Money Market Fund
Investor Shares	$1,000.00	$1,000.10	$0.91	0.18%
Select Shares	1,000.00	1,000.10	0.96	0.19%
Federal Money Market Fund
Investor Shares	1,000.00	1,000.10	0.60	0.12%
Select Shares	1,000.00	1,000.10	0.60	0.12%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

27

  Supplemental Information — continued
The Victory Portfolios  October 31, 2011

(Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11-10/31/11	Expense Ratio During Period** 5/1/11-10/31/11
Institutional Money Market Fund
Investor Shares	$1,000.00	$1,024.30	$0.92	0.18%
Select Shares	1,000.00	1,024.25	0.97	0.19%
Federal Money Market Fund
Investor Shares	1,000.00	1,024.60	0.61	0.12%
Select Shares	1,000.00	1,024.60	0.61	0.12%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

Portfolio Holdings

Institutional Money Market Fund

  Portfolio Holdings

  As a Percentage of Total Investments

Federal Money Market Fund

  Portfolio Holdings

  As a Percentage of Total Investments

Additional Federal Income Tax Information

For the year ended October 31, 2011, the Institutional Money Market Fund designated short-term capital gain distributions of $188 thousand.

For the year ended October 31, 2011 for nonresident alien shareholders, the following percentage of income dividends are interest-related dividends:

Amount
Institutional Money Market Fund	100%
Federal Money Market Fund	100%

For the year ended October 31, 2011, the Federal Money Market Fund designated short-term capital gain distributions of $61 thousand.

28

Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, the Victory Portfolios do not provide opt-out options to their shareholders.

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

VF-FIMMF-ANN (12/11)

October 31, 2011

Annual Report

Government Reserves Fund

Prime Obligations Fund

Financial Reserves Fund

Tax-Free Money Market Fund

Ohio Municipal Money Market Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you seek. Visit us anytime. We're always open.

The Victory Portfolios

Shareholder Letter	3

Financial Statements

Schedules of Portfolio Investments	4

Statements of Assets and Liabilities	16

Statements of Operations	18

Statements of Changes in Net Assets	20

Financial Highlights	24

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	35

Supplemental Information

Trustee and Officer Information	36

Proxy Voting and Form N-Q Information	39

Expense Examples	39

Portfolio Holdings	40

Additional Federal Income Tax Information	41

The Funds are distributed by Victory Capital Advisers Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Government Reserves Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund.

An investment in the Funds is not insured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.VictoryConnect.com

1

This page is intentionally left blank.

2

Letter to Our Shareholders

After a strong start to the year, the global economic recovery has entered a phase of an extended slowdown. Equity markets have become more sensitive to economic releases as investors seek insight into the direction of the economy. The domestic economy has recently experienced weak GDP growth, persistent unemployment, weak housing markets and a decrease in manufacturing. Continued decline in domestic economic conditions was caused by the protracted debt ceiling negotiations in the U.S., and the decision by S&P to lower the credit rating of U.S. long-term debt from AAA to AA+. Uncertainty was magnified by the escalation of the Euro-Zone Sovereign debt crisis; in particular, in Italy, Greece, & Spain. Uncertainty surrounding the European Monetary Union's efforts to commit additional funding and the reluctance of all the EMU's members to contribute to a bailout fund continued to weigh upon global markets.

Investors continue to favor fixed-income funds, depositing net inflows of $95 billion YTD through October. Domestic equity funds are weakening with outflows near $53 billion, while international equity funds have slowed pace but still took in $13 billion. Through October, U.S. equity markets outperformed international markets, with the S&P 500 Index returning 1.30% versus the MSCI EAFE Index -6.78% return. Fixed income, as measured by the Barclays U.S. Aggregate Bond Index, had a total return of 6.76%.

Economic growth continues at a slower pace relative to historical averages and will likely experience more volatility. Equity markets will likely continue to be subject to rotation due to ongoing economic volatility. While economic data releases have tended to be discouraging and point to a slow/no growth environment, October has been the best one-month return since 1991. Additionally, the sharp market decline created attractive buying opportunities for companies with strong balance sheets, favorable competitive positions and growth prospects.

We continue to believe that patient investors will be rewarded over the longer-term. As always, our portfolios are constructed based on the merits of an investment in any market cycle. We remain focused on valuation, financial strength and returns in pursuit of superior long-term performance. Victory maintains an overall positive longer-term outlook, albeit cognizant of the short-term risks, and continues to invest in the market with confidence. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1. Consistent Performance and Investment Quality

Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2. Client Service Excellence

Our approach is simple: communication is complete, honest, timely and straightforward — our goal is no surprises.

3. Empowerment, Ownership and Accountability

Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high-quality investment products and services.

We appreciate your confidence in the Victory Funds. We continue to closely monitor the possibility of increased regulatory reform following tumultuous times, and will strive to embrace the programs and adopt the procedures necessary to safeguard our shareholders. If you have questions or would like further information, please feel free to contact us at 1-800-539-3863 or via our website at www.VictoryConnect.com.

Michael Policarpo

President,
Victory Funds

3

The Victory Portfolios  Schedule of Portfolio Investments
Government Reserves Fund  October 31, 2011

(Amounts in Thousands)

Security Description	Principal Amount	Value
Commercial Paper (3.5%)
Straight-A Funding LLC 0.19% (a), 1/5/12 (b)	$25,000	$24,991
0.19% (a), 1/10/12 (b)	500	500
Total Commercial Paper (Amortized Cost $25,491)		25,491
Corporate Bonds (8.3%)
Bank of America Corp. 2.38%, 6/22/12, MTN	8,000	8,108
Series L, 3.13%, 6/15/12, MTN	11,600	11,808
Bank of the West, Series 1, 2.15%, 3/27/12	1,600	1,613
Citigroup, Inc., 2.13%, 4/30/12	19,000	19,177
General Electric Capital Corp., Series G, 2.25%, 3/12/12, MTN	1,500	1,511
Morgan Stanley, 2.25%, 3/13/12	1,900	1,915
Regions Bank, 3.25%, 12/9/11, MTN	14,000	14,046
U.S. Bancorp, 2.25%, 3/13/12, MTN	2,500	2,519
Total Corporate Bonds (Amortized Cost $60,697)		60,697
U.S. Government Agency Securities (50.5%)
Federal Agricultural Mortgage Corp., 0.01% (a), 11/1/11	81,800	81,800
Federal Farm Credit Bank 0.01% (a), 11/1/11	25,000	25,000
0.09% (c), 11/4/11	25,000	25,000
0.12% (c), 12/7/11	18,000	17,999
Series 1, 0.25% (c), 12/21/11	25,000	24,999
Federal Home Loan Bank, Series 1, 0.13% (c), 2/3/12	14,800	14,800
Federal Home Loan Mortgage Corp. 0.22% (c), 11/7/11, MTN	30,000	30,000
0.06% (c), 11/9/11	22,500	22,499
0.07% (c), 1/13/12	19,700	19,696
0.12% (a), 1/19/12	15,000	14,996
0.10% (a), 2/13/12	11,000	10,997
0.21% (c), 4/3/12	20,000	20,008
Federal National Mortgage Assoc. 0.01% (a), 11/9/11	35,000	35,000
0.13% (a), 11/23/11	25,000	24,998
Total U.S. Government Agency Securities (Amortized Cost $367,792)		367,792
U.S. Treasury Obligations (37.4%)
U.S. Treasury Bills 0.12% (a), 11/3/11	125,000	124,999
0.11% (a), 12/1/11	25,000	24,998
0.05% (a), 3/15/12	16,300	16,297
0.03% (a), 3/22/12	15,000	14,998

See notes to financial statements.

4

The Victory Portfolios  Schedule of Portfolio Investments — continued
Government Reserves Fund  October 31, 2011

(Amounts in Thousands)

Security Description	Principal Amount	Value
U.S. Treasury Notes 1.00%, 12/31/11	$10,000	$10,016
4.63%, 12/31/11	80,000	80,600
Total U.S. Treasury Obligations (Amortized Cost $271,908)		271,908
Total Investments (Amortized Cost $725,888) (d) — 99.7%		725,888
Other assets in excess of liabilities — 0.3%		2,006
NET ASSETS — 100.0%		$727,894

(a)  Rate represents the effective yield at purchase.

(b)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of 10/31/11.

(d)  Represents cost for financial reporting and federal income tax purposes.

LLC — Limited Liability Co.

MTN — Medium Term Note

See notes to financial statements.

5

The Victory Portfolios  Schedule of Portfolio Investments
Prime Obligations Fund  October 31, 2011

(Amounts in Thousands)

Security Description	Principal Amount	Value
Certificates of Deposit (8.6%)
Australia & New Zealand Banking Group Ltd., Series A, 0.69% (a), 12/19/11, MTN (b)	$6,700	$6,703
Bank of Nova Scotia, 0.27% (a), 1/9/12	5,800	5,800
National Australia Bank Ltd. NY, 0.40% (a), 4/30/12	4,000	4,000
Royal Bank of Canada NY, 0.27% (a), 4/5/12	3,000	3,000
Westpac Banking Corp. NY 0.29%, 11/4/11	4,000	4,000
0.40% (a), 5/10/12	5,000	5,000
Total Certificates of Deposit (Amortized Cost $28,503)		28,503
Commercial Paper (28.4%)
American Honda Finance Corp., 0.23% (c), 12/5/11	7,900	7,898
Bank of Nova Scotia NY, 0.30% (c), 12/16/11	10,600	10,596
Coca-Cola Co., 0.12% (c), 12/2/11 (b)	7,800	7,799
Dell, Inc., 0.20% (c), 4/9/12 (b)	4,000	3,997
eBay, Inc., 0.18% (c), 1/11/12 (b)	11,000	10,996
Northwestern University 0.16% (c), 11/18/11	1,400	1,400
0.16% (c), 11/28/11	3,600	3,600
Procter & Gamble Co., 0.15% (c), 12/2/11 (b)	12,100	12,098
Prudential Funding LLC, 0.08% (c), 11/1/11	5,000	5,000
Straight-A Funding LLC 0.19% (c), 1/5/12 (b)	10,000	9,997
0.19% (c), 1/10/12 (b)	8,500	8,497
Toyota Motor Credit Corp. 0.28% (c), 1/5/12	9,500	9,495
0.31% (c), 2/28/12	1,900	1,898
University of Texas, 0.14%, 11/3/11	1,100	1,100
Total Commercial Paper (Amortized Cost $94,371)		94,371
Corporate Bonds (20.0%)
Ballenisles Country Club, Inc., 1.25% (a), 12/1/22, Callable 1/2/12 @ 100	6,110	6,110
Bank of America Corp. 2.38%, 6/22/12, MTN	3,900	3,952
Series L, 3.13%, 6/15/12, MTN	5,900	6,006
Bank of the West, Series 1, 2.15%, 3/27/12	1,000	1,008
CIBC Capital Funding IV LP, 0.39% (a), 1/31/12 (b)	11,500	11,501
Citigroup, Inc., 2.13%, 4/30/12	9,000	9,084
Costco Wholesale Corp., 5.30%, 3/15/12	3,300	3,359
Goldman Sachs Group, Inc., 6.60%, 1/15/12	9,300	9,407
IBM International Group Capital LLC, 0.59% (a), 6/26/12 (b)	7,000	7,000
Morgan Stanley, 2.25%, 3/13/12	1,000	1,008
U.S. Bancorp, 2.25%, 3/13/12, MTN	1,000	1,008
Wal-Mart Stores, Inc., 5.23% (d), 6/1/12	7,000	7,201
Total Corporate Bonds (Amortized Cost $66,644)		66,644

See notes to financial statements.

6

The Victory Portfolios  Schedule of Portfolio Investments — continued
Prime Obligations Fund  October 31, 2011

(Amounts in Thousands)

Security Description	Principal Amount	Value
U.S. Government Agency Securities (9.8%)
Federal Home Loan Bank, Series 1, 0.13% (a), 2/3/12	$8,200	$8,200
Federal Home Loan Mortgage Corp. 0.22% (a), 11/7/11, MTN	6,000	6,000
0.06% (a), 11/9/11	5,000	5,000
0.07% (a), 1/13/12	9,400	9,398
0.21% (a), 4/3/12	4,000	4,001
Total U.S. Government Agency Securities (Amortized Cost $32,599)		32,599
Repurchase Agreements (33.0%)
Deutsche Bank Securities, Inc., 0.11%, 11/1/11 (Date of agreement 10/31/11, Proceeds at maturity $15,000, collateralized by U.S. Government Agency Securities, 3.50%, 10/1/31, market value $15,300)	15,000	15,000
Goldman Sachs Group, Inc., 0.11%, 11/1/11 (Date of agreement 10/31/11, Proceeds at maturity $69,600, collateralized by U.S. Government Agency Securities, 2.45%-3.12%, 8/1/35-8/1/41, market value $70,992)	69,600	69,600
Morgan Stanley, 0.10%, 11/1/11 (Date of agreement 10/31/11, Proceeds at maturity $5,000, collateralized by U.S. Government Agency Securities, 5.00%, 5/1/35, market value $5,100)	5,000	5,000
RBS Securities, Inc., 0.08%, 11/1/11 (Date of agreement 10/31/11, Proceeds at maturity $15,000, collateralized by U.S. Treasury Securities, 2.75%, 12/31/17, market value $15,304)	15,000	15,000
UBS Securities LLC, 0.12%, 11/1/11 (Date of agreement 10/31/11, Proceeds at maturity $5,000, collateralized by U.S. Government Agency Securities, 4.50%, 12/1/40, market value $5,100)	5,000	5,000
Total Repurchase Agreements (Amortized Cost $109,600)		109,600
Total Investments (Amortized Cost $331,717) (e) — 99.8%		331,717
Other assets in excess of liabilities — 0.2%		637
NET ASSETS — 100.0%		$332,354

(a)  Variable or Floating-Rate Security. Rate disclosed is as of 10/31/11.

(b)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Rate represents the effective yield at purchase.

(d)  Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at 10/31/11.

(e)  Represents cost for financial reporting and federal income tax purposes.

LLC — Limited Liability Co.

LP — Limited Partnership

MTN — Medium Term Note

See notes to financial statements.

7

The Victory Portfolios  Schedule of Portfolio Investments
Financial Reserves Fund  October 31, 2011

(Amounts in Thousands)

Security Description	Principal Amount	Value
Certificates of Deposit (8.3%)
Australia & New Zealand Banking Group Ltd., Series A, 0.69% (a), 12/19/11, MTN (b)	$7,600	$7,603
Bank of Nova Scotia, 0.27% (a), 1/9/12	6,800	6,800
National Australia Bank Ltd. NY, 0.40% (a), 4/30/12	6,000	6,000
Royal Bank of Canada NY 0.34% (a), 1/27/12	2,900	2,902
0.27% (a), 4/5/12	3,700	3,700
Westpac Banking Corp. NY 0.29%, 11/4/11	6,000	6,000
0.40% (a), 5/10/12	8,500	8,500
Total Certificates of Deposit (Amortized Cost $41,505)		41,505
Commercial Paper (28.3%)
American Honda Finance Corp. 0.19% (c), 11/3/11	7,200	7,200
0.23% (c), 12/5/11	10,600	10,598
Bank of Nova Scotia NY, 0.30% (c), 12/16/11	14,100	14,095
Coca-Cola Co. 0.16% (c), 11/2/11 (b)	6,700	6,700
0.12% (c), 12/2/11 (b)	8,400	8,399
Dell, Inc., 0.20% (c), 4/9/12 (b)	7,000	6,994
eBay, Inc., 0.18% (c), 1/11/12 (b)	14,700	14,695
Northwestern University 0.16% (c), 11/18/11	1,600	1,600
0.16% (c), 11/28/11	4,400	4,399
Procter & Gamble Co., 0.15% (c), 12/2/11 (b)	13,100	13,098
Prudential Funding LLC, 0.08% (c), 11/1/11	8,000	8,000
Straight-A Funding LLC 0.19% (c), 1/5/12 (b)	15,000	14,995
0.19% (c), 1/10/12 (b)	12,500	12,495
Toyota Motor Credit Corp. 0.28% (c), 1/5/12	14,500	14,492
0.31% (c), 2/28/12	2,100	2,098
University of Texas, 0.14%, 11/3/11	1,500	1,500
Total Commercial Paper (Amortized Cost $141,358)		141,358
Corporate Bonds (17.5%)
Ballenisles Country Club, Inc., 1.25% (a), 12/1/22, Callable 1/2/12 @ 100	8,400	8,400
Bank of America Corp. 2.38%, 6/22/12, MTN	4,800	4,865
Series L, 3.13%, 6/15/12, MTN	7,300	7,431
Bank of the West, Series 1, 2.15%, 3/27/12	2,500	2,520
CIBC Capital Funding IV LP, 0.39% (a), 1/31/12 (b)	17,300	17,302
Citigroup, Inc., 2.13%, 4/30/12	10,000	10,093
Costco Wholesale Corp., 5.30%, 3/15/12	4,100	4,173
General Electric Capital Corp., Series G, 2.25%, 3/12/12, MTN	2,000	2,015
Goldman Sachs Group, Inc., 6.60%, 1/15/12	11,200	11,329

See notes to financial statements.

8

The Victory Portfolios  Schedule of Portfolio Investments — continued
Financial Reserves Fund  October 31, 2011

(Amounts in Thousands)

Security Description	Principal Amount	Value
IBM International Group Capital LLC, 0.59% (a), 6/26/12 (b)	$4,000	$4,000
Morgan Stanley, 2.25%, 3/13/12	3,000	3,023
U.S. Bancorp, 2.25%, 3/13/12, MTN	4,000	4,031
Wal-Mart Stores, Inc., 5.23% (d), 6/1/12	8,000	8,230
Total Corporate Bonds (Amortized Cost $87,412)		87,412
U.S. Government Agency Securities (8.4%)
Federal Home Loan Bank, Series 1, 0.13% (a), 2/3/12	10,200	10,200
Federal Home Loan Mortgage Corp. 0.22% (a), 11/7/11, MTN	6,000	6,000
0.06% (a), 11/9/11	10,000	10,000
0.07% (a), 1/13/12	9,600	9,598
0.21% (a), 4/3/12	6,000	6,002
Total U.S. Government Agency Securities (Amortized Cost $41,800)		41,800
Repurchase Agreements (37.4%)
Deutsche Bank Securities, Inc., 0.11%, 11/1/11 (Date of agreement 10/31/11, Proceeds at maturity $30,000, collateralized by U.S. Government Agency Securities, 3.50%, 10/1/31, market value $30,600)	30,000	30,000
Goldman Sachs Group, Inc., 0.11%, 11/1/11 (Date of agreement 10/31/11, Proceeds at maturity $91,600, collateralized by U.S. Government Agency Securities, 2.35%-3.16%, 11/1/35-10/1/41, market value $93,432)	91,600	91,600
Morgan Stanley, 0.10%, 11/1/11 (Date of agreement 10/31/11, Proceeds at maturity $5,000, collateralized by U.S. Government Agency Securities, 5.00%, 5/1/35, market value $5,100)	5,000	5,000
RBS Securities, Inc., 0.08%, 11/1/11 (Date of agreement 10/31/11, Proceeds at maturity $50,000, collateralized by U.S. Treasury Securities, 4.50%, 2/15/16, market value $51,002)	50,000	50,000
UBS Securities LLC, 0.12%, 11/1/11 (Date of agreement 10/31/11, Proceeds at maturity $10,000, collateralized by U.S. Government Agency Securities, 3.50%, 10/1/31, market value $10,200)	10,000	10,000
Total Repurchase Agreements (Amortized Cost $186,600)		186,600
Total Investments (Amortized Cost $498,675) (e) — 99.9%		498,675
Other assets in excess of liabilities — 0.1%		722
NET ASSETS — 100.0%		$499,397

(a)  Variable or Floating-Rate Security. Rate disclosed is as of 10/31/11.

(b)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Rate represents the effective yield at purchase.

(d)  Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at 10/31/11.

(e)  Represents cost for financial reporting and federal income tax purposes.

LLC — Limited Liability Co.

LP — Limited Partnership

MTN — Medium Term Note

See notes to financial statements.

9

The Victory Portfolios  Schedule of Portfolio Investments
Tax-Free Money Market Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (91.0%)
California (11.6%):
Berkeley Revenue, Berkeley-Albany YMCA, 0.08% (a), 7/1/38, LOC Wells Fargo Bank N.A.	$2,900	$2,900
California Statewide Communities Development Authority Revenue, Rady Children's Hospital, Series C, 0.10% (a), 8/15/36, LOC Northern Trust Co.	5,000	5,000
Los Angeles Wastewater System Revenue, Sub-Series A, 0.08% (a), 6/1/28, LOC JPMorgan Chase Bank	6,400	6,400
Santa Clara Electric Revenue, Sub-Series B, 0.18% (a), 7/1/27, LOC Bank of America N.A.	5,000	5,000
South Placer Wastewater Authority Revenue, Series B, 0.08% (a), 11/1/35, LOC U.S. Bank N.A.	3,000	3,000
		22,300
Colorado (2.6%):
Commerce City, Northern Infrastructure General Improvement, GO, 0.16% (a), 12/1/28, LOC U.S. Bank N.A.	5,000	5,000
Connecticut (1.6%):
Connecticut State Health & Educational Facilities Authority Revenue, Trinity College, Series L, 0.11% (a), 7/1/34, LOC JPMorgan Chase Bank	3,000	3,000
Florida (4.1%):
Florida Gulf Coast University Financing Corp. Revenue, Housing Project, Series A, 0.12% (a), 2/1/35, LOC Wachovia Bank N.A.	4,675	4,675
Hillsborough County, IDR, Tampa Metropolitan Area YMCA, Inc. Project, 0.25% (a), 3/1/25, LOC Bank of America N.A.	3,150	3,150
		7,825
Idaho (1.0%):
Idaho State, GO, TAN, 2.00%, 6/29/12	2,000	2,023
Illinois (7.2%):
Finance Authority Revenue, Kohl Children's Museum, 0.15% (a), 7/1/34, LOC Northern Trust Co.	800	800
Finance Authority Revenue, YMCA Metro Chicago Project, 0.12% (a), 6/1/34, LOC Harris Trust & Savings Bank	2,400	2,400
Illinois Finance Authority Revenue, Dominican University, 0.14% (a), 3/1/36, LOC JPMorgan Chase Bank	6,875	6,875
Illinois Finance Authority Revenue, The Carle Foundation Hospital, Series B, 0.05% (a), 2/15/33, LOC Northern Trust Co.	1,675	1,675
Lake County, IDR, Northpoint Associates LLC Project, 0.19% (a), 7/1/29, LOC Northern Trust Co., AMT	2,200	2,200
		13,950
Indiana (4.9%):
Indiana State Finance Authority Environmental Revenue, Ispat Inland, Inc., 0.13% (a), 6/1/35, LOC Royal Bank of Scotland PLC	9,400	9,400
Kentucky (3.1%):
Kentucky Economic Development Finance Authority Hospital Facilities Revenue, Baptist Healthcare System, Inc., Series B-3, 0.09% (a), 8/15/38, LOC Branch Banking & Trust	6,000	6,000

See notes to financial statements.

10

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Louisiana (1.3%):
Public Facilities Authority Revenue, Christus Health, Series B2, 0.09% (a), 7/1/47, LOC Bank of New York	$2,500	$2,500
Maryland (3.7%):
State Health & Higher Educational Facilities Authority Revenue, Glen Meadows Retirement Community, Series A, 0.14% (a), 7/1/29, LOC Wachovia Bank N.A.	3,340	3,340
State Health & Higher Educational Facilities Authority Revenue, University of Maryland Medical System, Series D, 0.10% (a), 7/1/41, LOC SunTrust Bank	3,700	3,700
		7,040
Massachusetts (4.8%):
State Department of Transportation, Metropolitan Highway System Revenue, Series A-1, 0.12% (a), 1/1/37, LOC Citibank N.A.	7,800	7,800
State Health & Educational Facilities Authority Revenue, The Children's Hospital Corp., Series N-1, 0.06% (a), 10/1/29, LOC TD Bank N.A.	1,500	1,500
		9,300
Michigan (3.3%):
State Hospital Financial Authority Revenue, Crittenton Hospital Medical Center, Series A, 0.19% (a), 3/1/30, LOC Comerica Bank	6,300	6,300
Mississippi (4.7%):
Mississippi Business Finance Commission Revenue, Gulf Opportunity Zone, Chevron U.S.A., Inc. Project Series F, 0.10% (a), 12/1/30, Guaranteed by Chevron Corp.	4,000	4,000
Series G, 0.08% (a), 11/1/35, Guaranteed by Chevron Corp.	5,000	5,000
		9,000
Missouri (0.8%):
St. Charles County, IDR, Cedar Ridge Project, 0.13% (a), 5/15/31, FNMA	1,480	1,480
New Jersey (1.6%):
State Educational Facilities Authority Revenue, Seton Hall University, Series D, 0.10% (a), 7/1/37, LOC TD Bank N.A.	3,000	3,000
New York (2.6%):
Syracuse Industrial Development Agency Revenue, Syracuse University Project, Series A-1, 0.12% (a), 7/1/37, LOC JPMorgan Chase Bank	5,000	5,000
North Carolina (0.5%):
Capital Facilities Finance Agency Revenue, Goodwill Industries of Central North Carolina, Inc., 0.25% (a), 12/1/24, LOC Bank of America N.A.	960	960
Ohio (14.2%):
Hocking Technical College District Certificates, Residence Hall Facilities Project, 0.14% (a), 7/1/38, LOC JPMorgan Chase Bank	6,715	6,715
Lyndhurst, EDR, Hawken School Project, 0.14% (a), 5/1/27, LOC National City Bank	4,385	4,385
Lyndhurst, GO, BAN, 1.10%, 3/14/12	750	750
Ohio State Air Quality Development Authority Revenue, FirstEnergy Generation Corp., Series B, 0.11% (a), 3/1/23, LOC UBS AG/Guaranteed by FirstEnergy Solutions Corp.	8,000	8,000
Ohio State Water Development Authority Revenue, Timken Co., 0.13% (a), 11/1/25, LOC Northern Trust Co.	3,500	3,500

See notes to financial statements.

11

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Warren County Health Care Facilities Revenue, Otterbein Homes Project, 0.15% (a), 7/1/39, LOC U.S. Bank N.A.	$3,900	$3,900
		27,250
Pennsylvania (7.2%):
Economic Development Financing Authority Revenue, Philadelphia Area, Series J1, 0.14% (a), 11/1/30, LOC PNC Bank N.A.	1,700	1,700
Pennsylvania State Turnpike Commission Revenue, Series B-1, 0.10% (a), 12/1/38, LOC Barclays Bank PLC	4,000	4,000
Philadelphia Airport Revenue, Series C, 0.12% (a), 6/15/25, LOC TD Bank N.A., AMT	4,700	4,700
Pittsburgh Water & Sewer System Authority Revenue, Series B2, 0.11% (a), 9/1/39, LOC PNC Bank N.A.	3,500	3,500
		13,900
Texas (2.7%):
Metropolitan Higher Education Authority Revenue, University of Dallas Project, 0.14% (a), 8/1/38, LOC JPMorgan Chase Bank	5,200	5,200
Vermont (0.8%):
Vermont Educational & Health Buildings Financing Agency Revenue, Fletcher Allen Health Care, Inc., Series A, 0.12% (a), 12/1/30, LOC TD Banknorth N.A.	1,490	1,490
Virginia (2.1%):
Virginia Commonwealth University Health System Authority Revenue, Series B, 0.13% (a), 7/1/37, LOC Branch Banking & Trust	2,100	2,100
Virginia State Small Business Financing Authority Hospital Revenue, Carilion Clinic Obligated Group, Series B, 0.13% (a), 7/1/42, LOC PNC Bank N.A.	2,000	2,000
		4,100
Washington (1.5%):
Washington State Economic Development Finance Authority Revenue, Woods Realty LLC Project, Series D, 0.28% (a), 1/1/33, LOC U.S. Bank N.A., AMT	2,915	2,915
Wyoming (3.1%):
Sweetwater County Pollution Control Revenue, PacifiCorp, Series B, 0.12% (a), 12/1/20, LOC Wells Fargo Bank N.A.	6,000	6,000
Total Municipal Bonds (Amortized Cost $174,933)		174,933
Investment Companies (9.0%)
BlackRock Liquidity Funds MuniFund Portfolio, 0.02% (b)	17,254,553	17,255
Total Investment Companies (Amortized Cost $17,255)		17,255
Total Investments (Amortized Cost $192,188) (c) — 100.0%		192,188
Other assets in excess of liabilities — 0.0%		78
NET ASSETS — 100.0%		$192,266

(a)  Variable or Floating-Rate Security. Rate disclosed is as of 10/31/11.

(b)  Rate periodically changes. Rate disclosed is the daily yield on 10/31/11.

(c)  Represents cost for financial reporting and federal income tax purposes.

See notes to financial statements.

12

The Victory Portfolios  Schedule of Portfolio Investments — continued
Tax-Free Money Market Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

AMT — Subject to alternative minimum tax

BAN — Bond Anticipation Note

EDR — Economic Development Revenue

FNMA — Insured by Federal National Mortgage Association

GO — General Obligation

IDR — Industrial Development Revenue

LLC — Limited Liability Co.

LOC — Letter of Credit

PLC — Public Liability Co.

TAN — Tax Anticipation Note

See notes to financial statements.

13

The Victory Portfolios  Schedule of Portfolio Investments
Ohio Municipal Money Market Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (94.4%)
Ohio (94.4%):
Allen County, Hospital Facilities Revenue, Catholic Healthcare Partners Series B, 0.14% (a), 10/1/31, LOC JPMorgan Chase & Co.	$1,000	$1,000
Series C, 0.10% (a), 6/1/34, LOC Bank of Nova Scotia	9,400	9,400
Avon Local School District, GO, BAN, 1.13%, 12/14/11	1,255	1,256
Canal Winchester Local School District, GO, BAN, 1.60%, 11/17/11	1,335	1,335
Cleveland-Cuyahoga County, Port Authority Revenue, Carnegie/89th Garage Project, 0.14% (a), 1/1/37, LOC JPMorgan Chase Bank	2,570	2,570
Columbus Regional Airport Authority Capital Funding Revenue, OASBO Program, Series A, 0.14% (a), 3/1/34, LOC U.S. Bank N.A.	2,310	2,310
Columbus Regional Airport Authority Capital Funding Revenue, Pooled Financing Program, Series A, 0.14% (a), 1/1/30, LOC U.S. Bank N.A.	3,000	3,000
Columbus Sewer Revenue, Series B, 0.08% (a), 6/1/32	7,210	7,210
Cuyahoga Falls, GO, BAN, 1.25%, 12/8/11	2,880	2,881
Franklin County Hospital Revenue, Nationwide Children's Hospital, Inc. Project, Series B, 0.11% (a), 11/1/40	3,250	3,250
Franklin County Hospital Revenue, U.S. Health Corp., Series B, 0.11% (a), 12/1/20, LOC U.S. Bank N.A.	3,000	3,000
Hamilton County, Health Care Revenue, Life Enriching Communities Project, Series B, 0.14% (a), 1/1/37, LOC PNC Bank N.A.	3,200	3,200
Hamilton County, Hospital Facilities Revenue, Children's Hospital Medical Center, 0.14% (a), 5/15/28, LOC U.S. Bank N.A.	390	390
Hamilton County, Parking System Revenue, 0.14% (a), 12/1/26, LOC U.S. Bank N.A.	4,735	4,735
Hocking Technical College District Certificates, Residence Hall Facilities Project, 0.14% (a), 7/1/38, LOC JPMorgan Chase Bank	11,670	11,670
Jefferson Local School District, Madison County, GO, BAN, 2.00%, 11/23/11	900	901
Kent State University Revenue, General Receipts, Series B, 0.14% (a), 5/1/32, LOC Bank of America N.A.	6,000	6,000
Montgomery County, Multifamily Housing Revenue, Cambridge Commons Apartments, Series A, 0.16% (a), 5/1/38, FHLB	4,155	4,155
Ohio State 0.08% (a), 3/15/25, State of Ohio Enhanced	12,040	12,040
GO, Series B, 0.08% (a), 3/15/25	985	985
GO, Series B, 0.11% (a), 8/1/17	1,500	1,500
GO, Series D, 0.11% (a), 3/15/24	2,300	2,300
Ohio State Air Quality Development Authority Revenue, Dayton Power & Light Co., Series A, 0.16% (a), 11/1/40, LOC JPMorgan Chase Bank, AMT	1,000	1,000
Ohio State Air Quality Development Authority Revenue, FirstEnergy Generation Corp., Series B, 0.11% (a), 3/1/23, LOC UBS AG/Guaranteed by FirstEnergy Solutions Corp.	5,000	5,000
Ohio State Air Quality Development Authority Revenue, Valley Electric Corp. Project, Series B, 0.11% (a), 2/1/26, LOC Bank of Nova Scotia	2,100	2,100
Ohio State Higher Educational Facility Commission Revenue, Cleveland Clinic Foundation, Series B-4, 0.12% (a), 1/1/43	8,520	8,520
Ohio State Higher Educational Facility Revenue, Case Western Reserve University Series A, 0.13% (a), 12/1/44, LOC PNC Bank N.A.	5,000	5,000
Series B-1, 0.13% (a), 12/1/44, LOC U.S. Bank N.A.	3,000	3,000

See notes to financial statements.

14

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Money Market Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Ohio State University General Receipts 0.07% (a), 12/1/27	$2,200	$2,200
Series B, 0.08% (a), 12/1/28	3,200	3,200
Series B, 0.08% (a), 6/1/35	7,100	7,100
Ohio State Water Development Authority Revenue, FirstEnergy Nuclear Generation Corp., Series B, 0.14% (a), 12/1/33, LOC Wells Fargo Bank N.A.	2,000	2,000
Ohio State Water Development Authority Revenue, Timken Co., 0.13% (a), 11/1/25, LOC Northern Trust Co.	3,200	3,200
Olmsted Falls City School District, Energy Conservation Improvement, GO, BAN, 1.75%, 12/8/11	500	500
Princeton City School District, GO, BAN, 1.30%, 11/29/11	625	625
Salem Community Hospital Revenue, SCH Professional Corp., 0.11% (a), 9/1/35, LOC JPMorgan Chase Bank	4,245	4,245
State EDR, YMCA Greater Cincinnati Project, 0.14% (a), 11/1/21, LOC Bank One N.A.	4,145	4,145
State Higher Educational Facility Revenue, Xavier University Project, Series B, 0.13% (a), 11/1/30, LOC U.S. Bank N.A.	1,000	1,000
State Refunding & Improvement Infrastructure, GO, Series D, 0.11% (a), 2/1/19	400	400
State Water Development Authority, Pollution Control Facilities Revenue, FirstEnergy Generation Corp., Series A, 0.10% (a), 5/15/19, LOC Barclays Bank PLC	7,500	7,500
Warren County Health Care Facilities Revenue, Otterbein Homes Project, 0.15% (a), 7/1/39, LOC U.S. Bank N.A.	1,900	1,900
Total Municipal Bonds (Amortized Cost $147,723)		147,723
Investment Companies (5.5%)
BlackRock Ohio Municipal Money Market, 0.00% (b)	8,579,502	8,580
Total Investment Companies (Amortized Cost $8,580)		8,580
Total Investments (Amortized Cost $156,303) (c) — 99.9%		156,303
Other assets in excess of liabilities — 0.1%		154
NET ASSETS — 100.0%		$156,457

(a)  Variable or Floating-Rate Security. Rate disclosed is as of 10/31/11.

(b)  Rate periodically changes. Rate disclosed is the daily yield on 10/31/11.

(c)  Represents cost for financial reporting and federal income tax purposes.

AMT — Subject to alternative minimum tax

BAN — Bond Anticipation Note

EDR — Economic Development Revenue

FHLB — Insured by Federal Home Loan Bank

GO — General Obligation

LOC — Letter of Credit

PLC   — Public Liability Co.

See notes to financial statements.

15

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2011

(Amounts in Thousands, Except Per Share Amounts)

	Government Reserves Fund	Prime Obligations Fund		Financial Reserves Fund
ASSETS:
Investments, at amortized cost	$725,888	$222,117		$312,075
Repurchase agreements, at value (a)	—	109,600		186,600
Total Investments	725,888	331,717		498,675
Cash	250	169		181
Interest receivable	1,735	508		628
Receivable from Adviser	122	24		29
Receivable from custodian	24	—		—
Prepaid expenses	30	10		13
Total Assets	728,049	332,428		499,526
LIABILITIES:
Distributions payable	4	—	(b)	4
Accrued expenses and other payables:
Administration fees	58	26		41
Custodian fees	—	4		6
Transfer agent fees	27	13		19
Chief Compliance Officer fees	1	1		1
Trustees' fees	2	2		3
Other accrued expenses	63	28		55
Total Liabilities	155	74		129
NET ASSETS:
Capital	727,984	332,326		499,496
Accumulated undistributed (distributions in excess of) net investment income	(45)	26		(7)
Accumulated net realized gains (losses) from investments	(45)	2		(92)
Net Assets	$727,894	$332,354		$499,397
Net Assets
Class A Shares	—	$332,354		$499,397
Trust Shares	$223,385	—		—
Select Shares	504,509	—		—
Total	$727,894	$332,354		$499,397
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	—	332,369		499,394
Trust Shares	223,366	—		—
Select Shares	504,431	—		—
Total	727,797	332,369		499,394
Net asset value, offering price & redemption price per share:
Class A Shares	—	$1.00		$1.00
Trust Shares	$1.00	—		—
Select Shares	$1.00	—		—

(a)  Value is equal to amortized cost

(b)  Rounds to less than $1.

See notes to financial statements.

16

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2011

(Amounts in Thousands, Except Per Share Amounts)

	Tax-Free Money Market Fund	Ohio Municipal Money Market Fund
ASSETS:
Investments, at amortized cost	$192,188	$156,303
Cash	50	50
Interest and dividends receivable	39	111
Receivable from Adviser	30	24
Prepaid expenses	9	10
Total Assets	192,316	156,498
LIABILITIES:
Distributions payable	1	—	(a)
Accrued expenses and other payables:
Administration fees	17	14
Custodian fees	2	1
Transfer agent fees	8	6
Trustees' fees	1	1
Other accrued expenses	21	19
Total Liabilities	50	41
NET ASSETS:
Capital	192,301	156,478
Distributions in excess of net investment income	(22)	(21)
Accumulated net realized gains (losses) from investments	(13)	—	(a)
Net Assets	$192,266	$156,457
Net Assets
Class A Shares	$192,266	$156,457
Total	$192,266	$156,457
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	192,402	156,483
Total	192,402	156,483
Net asset value, offering price & redemption price per share:
Class A Shares	$1.00	$1.00

(a)  Rounds to less than $1.

See notes to financial statements.

17

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2011

(Amounts in Thousands)

	Government Reserves Fund	Prime Obligations Fund	Financial Reserves Fund
Investment Income:
Interest income	$1,179	$924	$1,076
Total Income	1,179	924	1,076
Expenses:
Investment advisory fees	2,788	1,242	2,177
Administration fees	689	353	432
Shareholder servicing fees — Class A Shares	—	887	—
Shareholder servicing fees — Select Shares	1,181	—	—
Custodian fees	85	62	71
Transfer agent fees	128	128	118
Transfer agent fees — Trust Shares	18	—	—
Transfer agent fees — Select Shares	42	—	—
Trustees' fees	71	38	45
Chief Compliance Officer fees	10	5	6
Legal and audit fees	123	65	78
State registration and filing fees	33	20	21
Other expenses	97	42	45
Total Expenses	5,265	2,842	2,993
Expenses waived/reimbursed by Adviser	(2,945)	(1,075)	(1,961)
Expenses waived by custodian	(30)	—	—
Shareholder servicing fees waived — Class A Shares	—	(878)	—
Shareholder servicing fees waived — Select Shares	(1,181)	—	—
Net Expenses	1,109	889	1,032
Net Investment Income	70	35	44
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	(8)	8	8
Net increase from payments by an affiliate for losses due to decline in the value of portfolio securities	—	1,342	1,183
Change in net assets resulting from operations	$62	$1,385	$1,235

See notes to financial statements.

18

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2011

(Amounts in Thousands)

	Tax-Free Money Market Fund	Ohio Municipal Money Market Fund
Investment Income:
Interest income	$501	$389
Dividend income	17	— (a)
Total Income	518	389
Expenses:
Investment advisory fees	781	775
Administration fees	227	176
Shareholder servicing fees — Class A Shares	558	430
Custodian fees	28	22
Transfer agent fees	62	46
Trustees' fees	23	18
Chief Compliance Officer fees	3	2
Legal and audit fees	40	31
State registration and filing fees	18	18
Other expenses	25	28
Total Expenses	1,765	1,546
Expenses waived/reimbursed by Adviser	(717)	(744)
Shareholder servicing fees waived — Class A Shares	(552)	(430)
Net Expenses	496	372
Net Investment Income	22	17
Change in net assets resulting from operations	$22	$17

(a)  Rounds to less than $1.

See notes to financial statements.

19

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Government Reserves Fund		Prime Obligations Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
From Investment Activities:
Operations:
Net investment income	$70	$66	$35	$59
Net realized gains (losses) from investment transactions	(8)	4	8	(6,912)
Net change in unrealized appreciation/ depreciation on investments	—	—	—	4,226
Net increase from payments by an affiliate for losses due to decline in the value of portfolio securities	—	—	1,342	3,935
Net increase from payment by the sub-administrator (note 3)	—	767	—	727
Change in net assets resulting from operations	62	837	1,385	2,035
Distributions to Shareholders:
From net investment income:
Class A Shares	—	—	(430)	(1,059)
Trust Shares	(25)	(272)	—	—
Select Shares	(53)	(631)	—	—
Change in net assets resulting from distributions to shareholders	(78)	(903)	(430)	(1,059)
Change in net assets from capital transactions	(32,208)	(13,693)	(74,127)	(143,253)
Change in net assets	(32,224)	(13,759)	(73,172)	(142,277)
Net Assets:
Beginning of period	760,118	773,877	405,526	547,803
End of period	$727,894	$760,118	$332,354	$405,526
Accumulated undistributed (distributions in excess of) net investment income	$(45)	$(37)	$26	$316

See notes to financial statements.

20

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Government Reserves Fund		Prime Obligations Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
Capital Transactions:
Class A Shares
Proceeds from shares issued	—	—	$721,491	$884,668
Dividends reinvested	—	—	385	979
Cost of shares redeemed	—	—	(796,003)	(1,028,900)
Total Class A Shares	—	—	$(74,127)	$(143,253)
Trust Shares
Proceeds from shares issued	$858,645	$503,853	—	—
Dividends reinvested	— (a)	3	—	—
Cost of shares redeemed	(830,550)	(582,600)	—	—
Total Trust Shares	$28,095	$(78,744)	—	—
Select Shares
Proceeds from shares issued	$2,331,028	$2,524,430	—	—
Dividends reinvested	27	375	—	—
Cost of shares redeemed	(2,391,358)	(2,459,754)	—	—
Total Select Shares	$(60,303)	$65,051	—	—
Change in net assets from capital transactions	$(32,208)	$(13,693)	$(74,127)	$(143,253)
Share Transactions:
Class A Shares
Issued	—	—	721,491	884,668
Reinvested	—	—	385	979
Redeemed	—	—	(796,003)	(1,028,900)
Total Class A Shares	—	—	(74,127)	(143,253)
Trust Shares
Issued	858,645	503,853	—	—
Reinvested	— (b)	3	—	—
Redeemed	(830,550)	(582,600)	—	—
Total Trust Shares	28,095	(78,744)	—	—
Select Shares
Issued	2,331,028	2,524,430	—	—
Reinvested	27	375	—	—
Redeemed	(2,391,358)	(2,459,754)	—	—
Total Select Shares	(60,303)	65,051	—	—
Change in Shares	(32,208)	(13,693)	(74,127)	(143,253)

(a) Rounds to less than $1.

(b) Rounds to less than 1.

See notes to financial statements.

21

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Financial Reserves Fund		Tax-Free Money Market Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
From Investment Activities:
Operations:
Net investment income	$44	$147	$22	$18
Net realized gains (losses) from investment transactions	8	(2,143)	—	—
Net change in unrealized appreciation/depreciation on investments	—	1,321	—	—
Net increase from payments by an affiliate for losses due to decline in the value of portfolio securities	1,183	1,018	—	—
Net increase from payment by the sub-administrator (note 3)	—	247	—	261
Change in net assets resulting from operations	1,235	590	22	279
Distributions to Shareholders:
From net investment income:
Class A Shares	(250)	(404)	(24)	(284)
Change in net assets resulting from distributions to shareholders	(250)	(404)	(24)	(284)
Change in net assets from capital transactions	65,866	(62,592)	(17,807)	(43,685)
Change in net assets	66,851	(62,406)	(17,809)	(43,690)
Net Assets:
Beginning of period	432,546	494,952	210,075	253,765
End of period	$499,397	$432,546	$192,266	$210,075
Accumulated undistributed (distributions in excess of) net investment income	$(7)	$166	$(22)	$(20)
Capital Transactions:
Class A Shares
Proceeds from shares issued	$607,665	$574,987	$565,426	$572,446
Dividends reinvested	1	2	12	126
Cost of shares redeemed	(541,800)	(637,581)	(583,245)	(616,257)
Change in net assets from capital transactions	$65,866	$(62,592)	$(17,807)	$(43,685)
Share Transactions:
Class A Shares
Issued	607,665	574,987	565,426	572,446
Reinvested	1	2	12	126
Redeemed	(541,800)	(637,581)	(583,245)	(616,257)
Change in Shares	65,866	(62,592)	(17,807)	(43,685)

See notes to financial statements.

22

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Ohio Municipal Money Market Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
From Investment Activities:
Operations:
Net investment income	$17	$14
Net realized gain distribution from investment company shares	—	— (a)
Net increase from payment by the sub-administrator (note 3)	—	300
Change in net assets resulting from operations	17	314
Distributions to Shareholders:
From net investment income:
Class A Shares	(19)	(319)
From net realized gains:
Class A Shares	—	(3)
Change in net assets resulting from distributions to shareholders	(19)	(322)
Change in net assets from capital transactions	(8,660)	(41,132)
Change in net assets	(8,662)	(41,140)
Net Assets:
Beginning of period	165,119	206,259
End of period	$156,457	$165,119
Distributions in excess of net investment income	$(21)	$(19)
Capital Transactions:
Class A Shares
Proceeds from shares issued	$257,949	$217,651
Dividends reinvested	13	238
Cost of shares redeemed	(266,622)	(259,021)
Change in net assets from capital transactions	$(8,660)	$(41,132)
Share Transactions:
Class A Shares
Issued	257,949	217,651
Reinvested	13	238
Redeemed	(266,622)	(259,021)
Change in Shares	(8,660)	(41,132)

(a)  Rounds to less than $1.

See notes to financial statements.

23

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments		Distributions from Net Investment Income	Distributions from Net Realized Gains from Investments		Net Asset Value, End of Period
Government Reserves Fund — Trust Shares
Year Ended 10/31/11	$1.000	—	(b)	—	(b)	— (b)	—		$1.000
Year Ended 10/31/10	$1.000	0.001	(c)	—	(b)	(0.001)	—		$1.000
Year Ended 10/31/09	$1.000	0.002		—	(b)	(0.002)	—	(b)	$1.000
Year Ended 10/31/08	$1.000	0.024		—	(b)	(0.024)	—		$1.000
Year Ended 10/31/07	$1.000	0.047		—	(b)	(0.047)	—		$1.000
Government Reserves Fund — Select Shares
Year Ended 10/31/11	$1.000	—	(b)	—	(b)	— (b)	—		$1.000
Year Ended 10/31/10	$1.000	0.001	(c)	—	(b)	(0.001)	—		$1.000
Year Ended 10/31/09	$1.000	0.001		—	(b)	(0.001)	—	(b)	$1.000
Year Ended 10/31/08	$1.000	0.022		—	(b)	(0.022)	—		$1.000
Year Ended 10/31/07	$1.000	0.045		—	(b)	(0.045)	—		$1.000
Prime Obligations Fund — Class A Shares
Year Ended 10/31/11	$1.000	—	(b)	0.001	(c)	(0.001)	—		$1.000
Year Ended 10/31/10	$1.000	0.002	(c)	—	(b)	(0.002)	—		$1.000
Year Ended 10/31/09	$1.000	0.004		—	(b)	(0.004)	—		$1.000
Year Ended 10/31/08	$1.000	0.024		—	(b)	(0.024)	—		$1.000
Year Ended 10/31/07	$1.000	0.047		—	(b)	(0.047)	—		$1.000
Financial Reserves Fund — Class A Shares
Year Ended 10/31/11	$1.000	—	(b)	0.001	(c)	(0.001)	—		$1.000
Year Ended 10/31/10	$1.000	0.001	(c)	—	(b)	(0.001)	—		$1.000
Year Ended 10/31/09	$1.000	0.006		—	(b)	(0.006)	—		$1.000
Year Ended 10/31/08	$1.000	0.025		—	(b)	(0.025)	—		$1.000
Year Ended 10/31/07	$1.000	0.048		—		(0.048)	—		$1.000
Tax-Free Money Market Fund — Class A Shares
Year Ended 10/31/11	$1.000	—	(b)	—		— (b)	—		$1.000
Year Ended 10/31/10	$1.000	0.001	(c)	—		(0.001)	—		$1.000
Year Ended 10/31/09	$1.000	0.002		—		(0.002)	—		$1.000
Year Ended 10/31/08	$1.000	0.020		—		(0.020)	—		$1.000
Year Ended 10/31/07	$1.000	0.030		—	(b)	(0.030)	—		$1.000
Ohio Municipal Money Market Fund — Class A Shares
Year Ended 10/31/11	$1.000	—	(b)	—		— (b)	—		$1.000
Year Ended 10/31/10	$1.000	0.002	(c)	—	(b)	(0.002)	—	(b)	$1.000
Year Ended 10/31/09	$1.000	0.002		—	(b)	(0.002)	—		$1.000
Year Ended 10/31/08	$1.000	0.019		—		(0.019)	—		$1.000
Year Ended 10/31/07	$1.000	0.029		—		(0.029)	—		$1.000

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(b)  Rounds to less than $0.001 per share.

(c)  A portion of the amount includes payments from an affiliate of the Adviser and/or the sub-administrator.

(d)  During the year ended October 31, 2010, the following Funds received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported the distribution of each Fund's shares. Had this payment not been received, the total returns for each of the Funds would have been lower by the amounts indicated below:

Government Reserves Fund — Trust and Select Shares	0.09%
Prime Obligations Fund — Class A Shares	0.17%
Financial Reserves Fund — Class A Shares	0.06%
Tax-Free Money Market Fund — Class A Shares	0.11%
Ohio Municipal Money Market Fund — Class A Shares	0.18%

See notes to financial statements.

24

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Total Return		Net Assets at End of Period (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(a)	Ratio of Net Investment Income to Average Net Assets(a)
Government Reserves Fund — Trust Shares
Year Ended 10/31/11	0.01%		$223,385	0.15%	0.01%	0.59%	(0.43)%
Year Ended 10/31/10	0.11	%(d)	$195,296	0.34%	0.01%	0.58%	(0.23)%
Year Ended 10/31/09	0.22%		$274,060	0.59%	0.20%	0.61%	0.18%
Year Ended 10/31/08	2.43%		$246,828	0.56%	2.34%	0.56%	2.34%
Year Ended 10/31/07	4.84	%(e)	$213,467	0.57%	4.63%	0.57%	4.63%
Government Reserves Fund — Select Shares
Year Ended 10/31/11	0.01%		$504,509	0.16%	0.01%	0.84%	(0.67)%
Year Ended 10/31/10	0.11	%(d)	$564,822	0.33%	0.01%	0.83%	(0.49)%
Year Ended 10/31/09	0.13%		$499,817	0.71%	0.15%	0.86%	0.00	%(f)
Year Ended 10/31/08	2.18%		$809,481	0.81%	2.19%	0.81%	2.19%
Year Ended 10/31/07	4.58	%(e)	$737,578	0.82%	4.39%	0.82%	4.39%
Prime Obligations Fund — Class A Shares
Year Ended 10/31/11	0.11%		$332,354	0.25%	0.01%	0.80%	(0.54)%
Year Ended 10/31/10	0.25	%(d)(g)	$405,526	0.46%	0.01%	0.79%	(0.32)%
Year Ended 10/31/09	0.44	%(g)	$547,803	0.85%	0.46%	0.85%	0.46%
Year Ended 10/31/08	2.45	%(g)	$845,048	0.77%	2.46%	0.77%	2.46%
Year Ended 10/31/07	4.77	%(e)	$987,738	0.77%	4.58%	0.77%	4.58%
Financial Reserves Fund — Class A Shares
Year Ended 10/31/11	0.05%		$499,397	0.24%	0.01%	0.69%	(0.44)%
Year Ended 10/31/10	0.09	%(d)(h)	$432,546	0.43%	0.03%	0.68%	(0.22)%
Year Ended 10/31/09	0.57%		$494,952	0.71%	0.59%	0.71%	0.59%
Year Ended 10/31/08	2.53%		$691,504	0.66%	2.45%	0.66%	2.45%
Year Ended 10/31/07	4.86	%(e)	$583,842	0.67%	4.66%	0.67%	4.66%
Tax-Free Money Market Fund — Class A Shares
Year Ended 10/31/11	0.01%		$192,266	0.22%	0.01%	0.79%	(0.56)%
Year Ended 10/31/10	0.12	%(d)	$210,075	0.33%	0.01%	0.79%	(0.45)%
Year Ended 10/31/09	0.17%		$253,765	0.76%	0.20%	0.83%	0.13%
Year Ended 10/31/08	1.99%		$420,644	0.77%	1.95%	0.77%	1.95%
Year Ended 10/31/07	3.07	%(e)	$362,330	0.77%	2.94%	0.77%	2.94%
Ohio Municipal Money Market Fund — Class A Shares
Year Ended 10/31/11	0.01%		$156,457	0.22%	0.01%	0.90%	(0.67)%
Year Ended 10/31/10	0.19	%(d)	$165,119	0.31%	0.01%	0.89%	(0.57)%
Year Ended 10/31/09	0.15%		$206,259	0.79%	0.19%	0.93%	0.05%
Year Ended 10/31/08	1.88%		$377,120	0.87%	1.84%	0.87%	1.84%
Year Ended 10/31/07	2.96	%(e)	$334,090	0.87%	2.83%	0.87%	2.83%

(e)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(f)  Rounds to less than 0.01%.

(g)  During the years ended October 31, 2010, 2009 and 2008, KeyCorp, an affiliate of the Adviser, made contributions to the Fund in accordance with an irrevocable letter of credit. Had these payments not been made the total return of the Fund would have been lower by 0.85%, 0.10% and 0.16%, respectively.

(h)  During the years ended October 31, 2010, KeyCorp, an affiliate of the Adviser, made contributions to the Fund in accordance with an irrevocable letter of credit. Had these payments not been made the total return of the Fund would have been lower by 0.23%.

See notes to financial statements.

25

Notes to Financial Statements

The Victory Portfolios  October 31, 2011

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. As of October 31, 2011, the Trust offered shares of 23 funds. The accompanying financial statements are those of the Government Reserves Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund (collectively, the "Funds" and individually, a "Fund").

The Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund are authorized to issue one class of shares: Class A Shares. The Government Reserves Fund is authorized to issue two classes of shares: Trust Shares and Select Shares. Each class of shares in a Fund has substantially identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Government Reserves Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Prime Obligations Fund seeks to provide current income consistent with liquidity and stability of principal. The Financial Reserves Fund seeks to provide as high a level of current income as is consistent with preserving capital and providing liquidity. The Tax-Free Money Market Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal. The Ohio Municipal Money Market Fund seeks to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants and measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.)

26

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

• Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Investments of the Funds are valued on the basis of amortized cost, which approximates market value. Under the amortized cost valuation method, discount or premium is accreted or amortized on a constant basis to the maturity of the security. In certain circumstances, securities may be valued at fair value determined pursuant to procedures approved by the Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

In accordance with Rule 2a-7 of the 1940 Act, the market values of the securities held in the Funds are determined at least once per week, unless the need arises to determine them more frequently, using prices supplied by the Funds' independent pricing services. These values are then compared to the securities' amortized cost. Securities whose market price varies from amortized cost by more than +/- 0.5% are indentified and validated with the pricing service. If Victory Capital Management Inc. ("VCM" or the "Adviser") concludes that the price obtained from the pricing service is not reliable, or if the pricing service does not provide a price for a security, it will provide an independent dealer to supply a price. Absent a price from the pricing service or an independent dealer, the Adviser may supply a fair value for the security for the comparison, which will be determined pursuant to procedures approved by the Board. If the difference between the aggregate market price and aggregate amortized cost of all securities held by a Fund exceeds +/- 0.375%, the Funds' administrator will notify a senior officer of the Funds who will call a meeting of the Board to fully advise the Funds' Trustees. If the difference exceeds +/- 0.50%, a meeting of the Board will be convened to determine what action, if any, to initiate.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the fiscal year ended October 31, 2011, there were no Level 1 or Level 3 investments.

The following is a summary of the inputs used to value the Funds' investments as of October 31, 2011 (amounts in thousands):

Fund Name	LEVEL 2 — Other Significant Observable Inputs	Total
Government Reserves Fund
Commercial Paper	$25,491	$25,491
Corporate Bonds	60,697	60,697
U.S. Government Agency Securities	367,792	367,792
U.S. Treasury Obligations	271,908	271,908
Total	725,888	725,888
Prime Obligations Fund
Certificates of Deposit	28,503	28,503
Commercial Paper	94,371	94,371
Corporate Bonds	66,644	66,644
U.S. Government Agency Securities	32,599	32,599
Repurchase Agreements	109,600	109,600
Total	331,717	331,717

27

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

Fund Name	LEVEL 2 — Other Significant Observable Inputs	Total
Financial Reserves Fund
Certificates of Deposit	$41,505	$41,505
Commercial Paper	141,358	141,358
Corporate Bonds	87,412	87,412
U.S. Government Agency Securities	41,800	41,800
Repurchase Agreements	186,600	186,600
Total	498,675	498,675
Tax-Free Money Market Fund
Municipal Bonds	174,933	174,933
Investment Companies	17,255	17,255
Total	192,188	192,188
Ohio Municipal Money Market Fund
Municipal Bonds	147,723	147,723
Investment Companies	8,580	8,580
Total	156,303	156,303

The Trust determines significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels as of October 31, 2011.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

Each Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with a value of not less than the repurchase price (including interest). If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited and/or result in additional costs. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Securities Purchased on a When-Issued Basis:

Each Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a

28

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. If a Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statements of Assets and Liabilities. As of October 31, 2011, the Funds had no outstanding when-issued purchase commitments.

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly by the Funds. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital in the accompanying Statements of Assets and Liabilities. The Prime Obligations Fund utilized equalization accounting for tax purposes and designates earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends deduction for income tax purposes.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Other:

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each fund in the Trust on the basis of relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, shareholder servicing, printing and 12b-1 fees.

New Accounting Pronouncements:

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")" ("ASU 2011-04"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective

29

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Subsequent Events:

The Funds have evaluated subsequent events and there are no subsequent events to report.

3.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by VCM, a wholly owned subsidiary of KeyBank National Association ("KeyBank"). Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rate at which the Adviser is paid decreases at various asset levels as a Fund's assets grow (except for Financial Reserves Fund). The investment advisory fees of the Government Reserves Fund are computed at rates ranging from 0.40% to 0.25%; of the Prime Obligations Fund at rates ranging from 0.35% to 0.20%; of the Financial Reserves Fund at an annual rate of 0.50%; of the Tax-Free Money Market Fund at rates ranging from 0.35% to 0.25% and of the Ohio Municipal Money Market Fund at rates ranging from 0.45% to 0.25%. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

KeyBank serves as custodian of all the Trust's assets except the assets of the International Fund, International Select Fund and Global Equity Fund, for which Citibank, N.A. ("Citibank") serves as custodian and receives a fee. For its custody services to the Trust, The Victory Variable Insurance Funds and The Victory Institutional Funds (the "Victory Trusts"), KeyBank receives fees at an annualized rate of 0.0098% of the Victory Trusts' aggregate average daily net assets, excluding the assets of the International Fund, International Select Fund and Global Equity Fund, plus applicable per transaction fees. Prior to July 1, 2011, KeyBank received fees at annualized rates ranging from 0.013% to 0.0025% of the aggregate average daily net assets, excluding the assets of the International Fund, International Select Fund and Global Equity Fund. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate ranging from 0.108% to 0.065% of the aggregate net assets of the Trust and The Victory Variable Insurance Funds (collectively, the "Trusts").

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Funds' transfer agent. Under the Transfer Agent Agreement, Citi receives for its services an annual fee at a rate ranging from 0.02% to 0.005% of the aggregate net assets of the Trusts. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

The Distributor or financial institutions (directly or through the Distributor), pursuant to a Shareholder Servicing Plan, may receive from the Funds (other than the Trust Shares of the Government Reserves Fund) a fee of up to 0.25% of the average daily net assets of the Funds for providing support services to shareholders of the Funds, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Currently, the Financial Reserves Fund is not paying this fee. Financial institutions may include affiliates of

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Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

the Adviser. For the fiscal year ended October 31, 2011, affiliates of the Adviser or the Funds earned $1 thousand.

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Funds (excluding Prime Obligations Fund and Tax-Free Money Market Fund). The Plan allows the Adviser, the administrator and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to this Plan. To the extent that any payments made by the Funds' administrator, Distributor, Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan. No fees are currently being paid under the Plan.

The Adviser, Citi, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. These amounts are not available to be recouped at a future time.

The Funds have entered into a fee waiver and expense reimbursement agreement with the Adviser pursuant to which the Adviser has agreed to waive fees or reimburse expenses by amounts necessary to maintain a minimum yield of 0.01%. The Funds have agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the yield of a class to fall below 0.01%.

The Adviser is contractually limiting fees and expenses until at least February 28, 2012. As of October 31, 2011, the following amounts are available to be repaid to the Adviser.

Fund	Amount Waived or Reimbursed Available to Recoup	Amount Repaid to Adviser	Expires October 31,
Government Reserves Fund	$512,236	$—	2012
Government Reserves Fund	2,053,262	—	2013
Government Reserves Fund	2,944,553	—	2014
Prime Obligations Fund	602,647	—	2013
Prime Obligations Fund	1,074,983	—	2014
Financial Reserves Fund	929,776	—	2013
Financial Reserves Fund	1,961,390	—	2014
Tax-Free Money Market Fund	117,104	—	2012
Tax-Free Money Market Fund	535,187	—	2013
Tax-Free Money Market Fund	717,176	—	2014
Ohio Municipal Money Market Fund	235,710	—	2012
Ohio Municipal Money Market Fund	622,894	—	2013
Ohio Municipal Money Market Fund	743,727	—	2014

On December 1, 2006, VCM paid the Funds comprising the Trust approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, BISYS Fund Services, Inc., ("BISYS") (BISYS' parent company, BISYS, Inc., was acquired by Citibank on August 1, 2007) and VCM, the sub-administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures required additional disclosure to the Board at the time incurred. On July 29, 2010, Citibank paid approximately $4.1 million after the Securities and Exchange Commission (the "SEC") approved the distribution plan that was in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters. Further information, including the methodology of the Fair Fund Plan, is available on the SEC website at www.sec.gov/litigation/admin/2009/34-60011-pdp.pdf. The amounts are disclosed

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Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

as "Net increase from payment by the sub-administrator" in the Statements of Changes in Net Assets. The corresponding impact to the total return is disclosed in the Financial Highlights.

For the fiscal year ended October 31, 2011, KeyCorp made capital contributions to the Prime Obligations Fund and the Financial Reserves Fund in the amounts of $1,342 thousand and $1,183 thousand, respectively, to support the mark to market net asset values of the Prime Obligations Fund and the Financial Reserves Fund. The capital contributions effectively maintained an amortized cost net asset value per share at $1.00.

4.  Risks:

The Ohio Municipal Money Market Fund invests primarily in municipal debt obligations issued by the state of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. This Fund is more susceptible to economic and political factors which might adversely affect municipalities and companies within the state of Ohio than are other types of funds which are not geographically concentrated to the same extent.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties to financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

5.  Line of Credit:

The Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $150 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 0.30% on $150 million for providing the Line of Credit. For the fiscal year ended October 31, 2011, KeyCorp earned approximately $450 thousand for the Line of Credit fee. Each fund in the Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average daily loan outstanding and average interest rate for each Fund during the fiscal year ended October 31, 2011 were as follows (Average Loan in thousands):

Fund	Average Loan		Average Rate
Government Reserves Fund	$82		1.52%
Tax-Free Money Market Fund	15		1.54%
Ohio Municipal Money Market Fund	—	(a)	1.55%

(a)  Rounds to less than $1.

As of October 31, 2011 the Funds had no loans outstanding with KeyCorp.

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Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

6.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
Government Reserves Fund	$79	$—	$79	$—	$79
Prime Obligations Fund	430	—	430	—	430
Financial Reserves Fund	250	—	250	—	250
Tax-Free Money Market Fund	—	—	—	25	25
Ohio Municipal Money Market Fund	—	—	—	19	19

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
Government Reserves Fund	$899	$—	$899	$—	$899
Prime Obligations Fund	1,060	—	1,060	—	1,060
Financial Reserves Fund	519	—	519	—	519
Tax-Free Money Market Fund	21	—	21	263	284
Ohio Municipal Money Market Fund	31	3	34	286	320

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows (total distributions payable may differ from the Statements of Assets and Liabilities because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Undistributed Tax-Exempt Income		Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation Depreciation	Total Accumulated Earnings/ Deficit
Government Reserves Fund	$—		$4	$—	$4	$(6)	$(44)	$—	$(46)
Prime Obligations Fund	—		71	—	71	(3)	—	—	68
Financial Reserves Fund	—		27	—	27	(4)	(92)	—	(69)
Tax-Free Money Market Fund	1		—	—	1	(2)	(13)	—	(14)
Ohio Municipal Money Market Fund	—	(a)	—	—	—	(1)	— (a)	—	(1)

(a)  Rounds to less than $1.

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Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

As of October 31, 2011, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations (in thousands):

	Expiration Year
	2014	2015	2016	2017	2018		2019	Total
Government Reserves Fund	$—	$—	$—	$36	$—		$8	$44
Financial Reserves Fund	—	—	81	11	—		—	92
Tax-Free Money Market Fund	11	2	—	—	—		—	13
Ohio Municipal Money Market Fund	—	—	—	—	—	(a)	—	—	(a)

(a)  Rounds to less than $1.

During the year ended October 31, 2011, the Prime Obligations Fund and Financial Reserves Fund utilized $1,238 and $1,159, respectively, of capital loss carryforwards (in thousands).

The Regulated Investment Company Modernization Act of 2010 (the "Act"), was signed into law on December 22, 2010. The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies ("RICs") that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) will be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Victory Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Victory Portfolios, constituting the Government Reserves Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund, and the Ohio Municipal Money Market Fund (the "Funds"), as of October 31, 2011, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the three years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the respective periods ended October 31, 2008 and prior were audited by another registered public accounting firm whose report dated December 22, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Portfolios as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and financial highlights for each of the three years then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 21, 2011

35

  Supplemental Information
The Victory Portfolios  October 31, 2011

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustees"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 23 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.

David Brooks Adcock, 60	Trustee	May 2005	Consultant (since 2006); General Counsel, Duke University and Duke University Health System (1982-2006).	None.

Nigel D. T. Andrews, 64	Vice Chair and Trustee	August 2003	Retired.	Chemtura Corporation; Old Mutual plc; Old Mutual US Asset Management.

Teresa C. Barger, 56	Trustee	December 2008	Chief Executive Officer, Cartica Capital LLC (since 2007); Director, International Finance Corporation (1986-2007).	None.

E. Lee Beard, 60	Trustee	May 2005	Consultant, The Henlee Group, LLC (consulting) (since 2005); Principal Owner, ELB Consultants (since 2003).	Penn Millers Holding Corporation (January 2011-November 2011).

Sally M. Dungan, 57	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

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The Victory Portfolios  October 31, 2011

(Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 58	Trustee	May 2008	Private Investor (since 2009); Managing Director, JL Thornton & Co. (financial consultant) (2003-2009).	USA Synthetic Fuel Corporation.

David L. Meyer, 54	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008).	None.

Karen F. Shepherd, 71	Trustee	August 2002	Retired; Shepherd Investments (private investments)(since 1996).	None.

Leigh A. Wilson, 67	Chair and Trustee	November 1994	Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens) and New Century Living (senior housing consulting) (since 1991); Director, The Mutual Fund Directors Forum (since 2004).	Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.

David C. Brown, 39	Trustee	May 2008	Co-Chief Executive Officer (since 2011), President - Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser.	None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Messrs. Andrews, Kelly and Meyer as its Audit Committee Financial Experts.

Mr. Kelly resigned from the Board effective 12/19/11.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael D. Policarpo, II, 37	President	May 2008	Senior Managing Director (since 2010) and Managing Director (2005-2010), the Adviser.

Derrick A. MacDonald, 41	Vice President	August 2010	Managing Director of the Adviser, Fund Administration, Technology & Operations (since 2008); Global Business Director, Avery Dennison (2004-2008).

Christopher K. Dyer, 49	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Jay G. Baris, 57	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).

Christopher E. Sabato, 43	Treasurer	May 2006	Senior Vice President, Treasurer Services, Citi Fund Services, Inc.

Eric B. Phipps, 40	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services, Citi Fund Services, Inc. (since 2006); Staff Accountant, United States Securities and Exchange Commission (2004-2006).

Edward J. Veilleux, 68	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

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The Victory Portfolios  October 31, 2011

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the Funds' website at www.VictoryConnect.com and on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds' website at www.VictoryConnect.com and on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11-10/31/11	Expense Ratio During Period** 5/1/11-10/31/11
Government Reserves Fund
Trust Shares	$1,000.00	$1,000.10	$0.50	0.10%
Select Shares	1,000.00	1,000.10	0.50	0.10%
Prime Obligations Fund
Class A Shares	1,000.00	1,001.10	1.01	0.20%
Financial Reserves Fund
Class A Shares	1,000.00	1,001.10	0.96	0.19%
Tax-Free Money Market Fund
Class A Shares	1,000.00	1,000.10	0.76	0.15%
Ohio Municipal Money Market Fund
Class A Shares	1,000.00	1,000.10	0.81	0.16%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

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(Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11-10/31/11	Expense Ratio During Period** 5/1/11-10/31/11
Government Reserves Fund
Trust Shares	$1,000.00	$1,024.70	$0.51	0.10%
Select Shares	1,000.00	1,024.70	0.51	0.10%
Prime Obligations Fund
Class A Shares	1,000.00	1,024.20	1.02	0.20%
Financial Reserves Fund
Class A Shares	1,000.00	1,024.25	0.97	0.19%
Tax-Free Money Market Fund
Class A Shares	1,000.00	1,024.45	0.77	0.15%
Ohio Municipal Money Market Fund
Class A Shares	1,000.00	1,024.40	0.82	0.16%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

Portfolio Holdings

Government Reserves Fund	Prime Obligations Fund

Portfolio Holdings As a Percentage of Total Investments	Portfolio Holdings As a Percentage of Total Investments

40

  Supplemental Information — continued
The Victory Portfolios  October 31, 2011

(Unaudited)

Financial Reserves Fund	Tax-Free Money Market Fund

Portfolio Holdings As a Percentage of Total Investments	Portfolio Holdings As a Percentage of Total Investments

Ohio Municipal Money Market Fund

Portfolio Holdings As a Percentage of Total Investments

Additional Federal Income Tax Information

For the year ended October 31, 2011, the following Funds designated tax-exempt income distributions of (in thousands):

Amount
Tax-Free Money Market Fund	$21
Ohio Municipal Money Market Fund	16

For the year ended October 31, 2011, the Prime Obligations Fund designated short-term capital gain distributions of $8 thousand.

For the year ended October 31, 2011 for nonresident alien shareholders, the following percentage of income dividends are interest-related dividends:

Amount
Government Reserves Fund	96%
Prime Obligations Fund	100%
Financial Reserves Fund	100%

41

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43

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44

Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, the Victory Portfolios do not provide opt-out options to their shareholders.

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

VF-MMMF-ANN (12/11)

October 31, 2011

Annual Report

Diversified Stock Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you seek. Visit us anytime. We're always open.

The Victory Portfolios

Shareholder Letter	3

Fund Review and Commentary	4

Financial Statements

Schedule of Portfolio Investments	6

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	13

Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	24

Supplemental Information

Trustee and Officer Information	25

Proxy Voting and Form N-Q Information	28

Expense Examples	28

Additional Federal Income Tax Information	29

The Funds are distributed by Victory Capital Advisers Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Diversified Stock Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at VictoryConnect.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Victory Capital Management Inc. and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report. Past investment performance of Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.VictoryConnect.com

1

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2

Letter to Our Shareholders

After a strong start to the year, the global economic recovery has entered a phase of an extended slowdown. Equity markets have become more sensitive to economic releases as investors seek insight into the direction of the economy. The domestic economy has recently experienced weak GDP growth, persistent unemployment, weak housing markets and a decrease in manufacturing. Continued decline in domestic economic conditions was caused by the protracted debt ceiling negotiations in the U.S., and the decision by S&P to lower the credit rating of U.S. long-term debt from AAA to AA+. Uncertainty was magnified by the escalation of the Euro-Zone Sovereign debt crisis; in particular, in Italy, Greece, & Spain. Uncertainty surrounding the European Monetary Union's efforts to commit additional funding and the reluctance of all the EMU's members to contribute to a bailout fund continued to weigh upon global markets.

Investors continue to favor fixed-income funds, depositing net inflows of $95 billion YTD through October. Domestic equity funds are weakening with outflows near $53 billion, while international equity funds have slowed pace but still took in $13 billion. Through October, U.S. equity markets outperformed international markets, with the S&P 500 Index returning 1.30% versus the MSCI EAFE Index -6.78% return. Fixed income, as measured by the Barclays U.S. Aggregate Bond Index, had a total return of 6.76%.

Economic growth continues at a slower pace relative to historical averages and will likely experience more volatility. Equity markets will likely continue to be subject to rotation due to ongoing economic volatility. While economic data releases have tended to be discouraging and point to a slow/no growth environment, October has been the best one-month return since 1991. Additionally, the sharp market decline created attractive buying opportunities for companies with strong balance sheets, favorable competitive positions and growth prospects.

We continue to believe that patient investors will be rewarded over the longer-term. As always, our portfolios are constructed based on the merits of an investment in any market cycle. We remain focused on valuation, financial strength and returns in pursuit of superior long-term performance. Victory maintains an overall positive longer-term outlook, albeit cognizant of the short-term risks, and continues to invest in the market with confidence. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1. Consistent Performance and Investment Quality

Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2. Client Service Excellence

Our approach is simple: communication is complete, honest, timely and straightforward — our goal is no surprises.

3. Empowerment, Ownership and Accountability

Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high-quality investment products and services.

We appreciate your confidence in the Victory Funds. We continue to closely monitor the possibility of increased regulatory reform following tumultuous times, and will strive to embrace the programs and adopt the procedures necessary to safeguard our shareholders. If you have questions or would like further information, please feel free to contact us at 1-800-539-3863 or via our website at www.VictoryConnect.com.

Michael Policarpo

President,
Victory Funds

3

The Victory Equity Funds

Diversified Stock Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

Volatility was in full force in fiscal 2011. Equity markets appreciated significantly through April, when concerns over slowing economic growth and European sovereign debt issues caused a selloff throughout the summer months. After an 11% rally in October, the market finished up 8% on the year. Frustratingly for fundamental investors, stock performance was largely dictated by the prevailing macroeconomic backdrop with risk either in or out of favor based on the time period considered. The Fund (Class A Shares at net asset value) returned 0.32% for the fiscal year, lagging the S&P 500 Index1 return of 8.09%.

Energy, Utilities, and Consumer Discretionary were the best performing sectors, while Financials were the worst and only negative performing sector during the fiscal year. Energy appreciated on the heels of positive performance from the larger-capitalization, higher-yielding names within the sector. The Consumer Discretionary sector performed well as consumer spending has held up better than expected despite sluggish economic growth. Utilities benefitted from their higher dividend yields and a general rotation to safety, primarily during the latter part of the year. Financials have been the worst performers consistently since the 2007 time frame, as the unwind of the credit crisis continues, the regulatory environment remains challenged, and sovereign debt concerns in the European region have hurt companies with exposure overseas.

Investors rewarded the relative stability of larger market capitalization securities with strong balance sheets. Holdings such as Pfizer, Exxon Mobil, and Intel and UPS were large contributors to performance of the portfolio during the fiscal year. All of these have shown fundamental business improvement and embarked on capital allocation plans that are focused on shareholder returns. While the Fund was correctly underweight the Financial sector, it was negatively impacted by holdings MetLife and Morgan Stanley within the sector. Weaker capital markets, the low interest-rate environment and European concerns have weighed on share performance for these names.

Portfolio Holdings

As a Percentage of Total Investments

4

The Victory Equity Funds

Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended October 31, 2011

	Class A		Class C		Class R	Class I
INCEPTION DATE	10/20/89		2/28/02		3/26/99	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value
One Year	0.32%	–5.43%	–0.44%	–1.44%	0.07%	0.63%
Three Year	6.65%	4.57%	5.80%	5.80%	6.41%	6.97%
Five Year	–0.79%	–1.96%	–1.58%	–1.58%	–1.05%	N/A
Ten Year	3.80%	3.18%	N/A	N/A	3.45%	N/A
Since Inception	9.32%	9.03%	2.26%	2.26%	3.34%	–3.29%

Expense Ratios

Gross	1.06%	1.87%	1.27%	0.76%
With Applicable Waivers	1.06%	1.87%	1.27%	0.76%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2011. Additional information pertaining to the Fund's expense ratio as of October 31, 2011 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Diversified Stock Fund — Growth of $10,000

1The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

The Victory Portfolios  Schedule of Portfolio Investments
Diversified Stock Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (1.6%)
Automatic Data Processing, Inc., 0.05% (a), 11/1/11 (b)	$46,462	$46,462
Total Commercial Paper (Amortized Cost $46,462)		46,462
Common Stocks (97.5%)
Aerospace/Defense (5.5%):
Boeing Co.	1,644,320	108,180
Honeywell International, Inc.	923,000	48,365
		156,545
Automotive (2.0%):
Ford Motor Co. (c)	3,012,700	35,189
PACCAR, Inc.	479,147	20,718
		55,907
Banks (5.1%):
JPMorgan Chase & Co.	2,656,200	92,329
U.S. Bancorp	2,045,000	52,332
		144,661
Beverages (6.6%):
Anheuser-Busch InBev NV, Sponsored ADR	1,491,730	82,746
Dr Pepper Snapple Group, Inc.	1,023,215	38,319
PepsiCo, Inc.	1,069,000	67,294
		188,359
Brokerage Services (1.9%):
Charles Schwab Corp.	4,462,770	54,803
Chemicals (3.3%):
Ecolab, Inc.	494,000	26,597
Monsanto Co.	906,945	65,980
		92,577
Commercial Services (1.0%):
Paychex, Inc.	969,429	28,249
Computers & Peripherals (5.4%):
Apple, Inc. (c)	167,000	67,598
Cisco Systems, Inc.	4,681,000	86,739
		154,337
Electronics (2.6%):
Johnson Controls, Inc.	2,247,570	74,012
Entertainment (1.6%):
The Walt Disney Co.	1,343,000	46,844
Food Processing & Packaging (3.7%):
Kraft Foods, Inc., Class A	1,478,599	52,017
Nestle SA, Sponsored ADR	944,794	54,571
		106,588

See notes to financial statements.

6

The Victory Portfolios  Schedule of Portfolio Investments — continued
Diversified Stock Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Forest Products & Paper (1.3%):
International Paper Co.	1,309,000	$36,259
Health Care (2.4%):
Medtronic, Inc.	1,962,824	68,189
Home Builders (0.6%):
Toll Brothers, Inc. (c)	1,028,364	17,935
Hotels & Motels (1.1%):
Starwood Hotels & Resorts Worldwide, Inc.	612,000	30,667
Insurance (2.6%):
MetLife, Inc.	2,067,605	72,697
Internet Business Services (9.3%):
eBay, Inc. (c)	2,696,000	85,814
Google, Inc., Class A (c)	205,160	121,586
Juniper Networks, Inc. (c)	2,353,000	57,578
		264,978
Medical Services (1.5%):
Express Scripts, Inc. (c)	927,000	42,392
Oil & Gas Exploration — Production & Services (6.6%):
Anadarko Petroleum Corp.	771,814	60,587
Apache Corp.	655,000	65,258
Chesapeake Energy Corp.	2,245,774	63,151
		188,996
Oil Companies — Integrated (2.7%):
Exxon Mobil Corp.	985,100	76,926
Oilfield Services & Equipment (5.2%):
Halliburton Co.	885,621	33,087
Schlumberger Ltd.	1,406,157	103,310
Weatherford International Ltd. (c)	800,640	12,410
		148,807
Pharmaceuticals (6.4%):
Medco Health Solutions, Inc. (c)	454,000	24,906
Merck & Co., Inc.	1,127,800	38,909
Pfizer, Inc.	4,434,300	85,405
Vertex Pharmaceuticals, Inc. (c)	831,000	32,899
		182,119
Radio & Television (1.1%):
Comcast Corp., Class A	1,284,000	30,110
Retail (2.9%):
Target Corp.	1,509,476	82,644
Retail — Specialty Stores (1.8%):
Lowe's Cos., Inc.	2,410,076	50,660
Semiconductors (3.0%):
Intel Corp.	3,438,000	84,369

See notes to financial statements.

7

The Victory Portfolios  Schedule of Portfolio Investments — continued
Diversified Stock Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Software & Computer Services (5.4%):
Autodesk, Inc. (c)	1,201,000	$41,555
Microsoft Corp.	4,259,331	113,426
		154,981
Steel (1.1%):
Nucor Corp.	791,393	29,899
Telecommunications — Services & Equipment (0.9%):
American Tower Corp., Class A (c)	473,472	26,088
Transportation Services (2.9%):
United Parcel Service, Inc., Class B	1,161,848	81,608
Total Common Stocks (Cost $2,719,473)		2,773,206
Total Investments (Cost $2,765,935) — 99.1%		2,819,668
Other assets in excess of liabilities — 0.9%		24,601
NET ASSETS — 100.0%		$2,844,269

(a)  Rate represents the effective yield at purchase.

(b)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Non-income producing security.

ADR — American Depositary Receipt

See notes to financial statements.

8

Statement of Assets and Liabilities

The Victory Portfolios  October 31, 2011

(Amounts in Thousands, Except Per Share Amounts)

Diversified Stock Fund
ASSETS:
Investments, at value (Cost $2,765,935)	$2,819,668
Cash	50
Interest and dividends receivable	1,387
Receivable for capital shares issued	1,111
Receivable for investments sold	70,182
Prepaid expenses	59
Total Assets	2,892,457
LIABILITIES:
Payable for investments purchased	21,101
Payable for capital shares redeemed	24,121
Accrued expenses and other payables:
Investment advisory fees	1,466
Administration fees	241
Custodian fees	25
Transfer agent fees	275
Chief Compliance Officer fees	4
Trustees' fees	10
Shareholder servicing fees	431
12b-1 fees	128
Other accrued expenses	386
Total Liabilities	48,188
NET ASSETS:
Capital	3,316,545
Accumulated undistributed net investment income	440
Accumulated net realized losses from investments	(526,449)
Net unrealized appreciation on investments	53,733
Net Assets	$2,844,269
Net Assets
Class A Shares	$1,907,016
Class C Shares	87,817
Class R Shares	135,607
Class I Shares	713,829
Total	$2,844,269
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	132,446
Class C Shares	6,257
Class R Shares	9,511
Class I Shares	49,614
Total	197,828
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$14.40
Class C Shares (a)	$14.04
Class R Shares	$14.26
Class I Shares	$14.39
Maximum sales charge — Class A Shares	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$15.28

(a)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

9

Statement of Operations

The Victory Portfolios  For the Year Ended October 31, 2011

(Amounts in Thousands)

Diversified Stock Fund
Investment Income:
Interest income	$48
Dividend income	66,285
Income from securities lending, net	39
Total Income	66,372
Expenses:
Investment advisory fees	21,375
Administration fees	3,531
Shareholder servicing fees — Class A Shares	6,650
12b-1 fees — Class C Shares	1,043
12b-1 fees — Class R Shares	815
Custodian fees	433
Transfer agent fees	662
Transfer agent fees — Class A Shares	1,057
Transfer agent fees — Class C Shares	94
Transfer agent fees — Class R Shares	86
Transfer agent fees — Class I Shares	57
Trustees' fees	375
Chief Compliance Officer fees	48
Legal and audit fees	590
State registration and filing fees	100
Other expenses	561
Total Expenses	37,477
Net Investment Income	28,895
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions	362,661
Net change in unrealized appreciation/depreciation on investments	(390,078)
Net realized/unrealized losses from investments	(27,417)
Change in net assets resulting from operations	$1,478

See notes to financial statements.

10

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
From Investment Activities:
Operations:
Net investment income	$28,895	$33,211
Net realized gains from investment transactions	362,661	368,040
Net realized gains from redemptions in-kind	—	16,931
Net change in unrealized appreciation/depreciation on investments	(390,078)	24,607
Net increase from payment by the sub-administrator (note 4)	—	568
Change in net assets resulting from operations	1,478	443,357
Distributions to Shareholders:
From net investment income:
Class A Shares	(21,038)	(27,048)
Class C Shares	(131)	(178)
Class R Shares	(913)	(1,141)
Class I Shares	(7,473)	(3,527)
Change in net assets resulting from distributions to shareholders	(29,555)	(31,894)
Change in net assets from capital transactions	(642,280)	(733,259)
Change in net assets	(670,357)	(321,796)
Net Assets:
Beginning of period	3,514,626	3,836,422
End of period	$2,844,269	$3,514,626
Accumulated undistributed net investment income	$440	$1,544

See notes to financial statements.

11

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Capital Transactions:
Class A Shares
Proceeds from shares issued	$371,533	$672,855
Dividends reinvested	17,097	22,187
Cost of shares redeemed	(1,478,699)	(1,382,301)
Total Class A Shares	$(1,090,069)	$(687,259)
Class C Shares
Proceeds from shares issued	$11,247	$14,653
Dividends reinvested	80	108
Cost of shares redeemed	(34,444)	(40,591)
Total Class C Shares	$(23,117)	$(25,830)
Class R Shares
Proceeds from shares issued	$22,259	$32,805
Dividends reinvested	832	1,027
Cost of shares redeemed	(61,720)	(47,955)
Total Class R Shares	$(38,629)	$(14,123)
Class I Shares
Proceeds from shares issued	$831,359	$213,507
Dividends reinvested	4,512	2,439
Cost of shares redeemed	(326,336)	(221,993)
Total Class I Shares	$509,535	$(6,047)
Change in net assets from capital transactions	$(642,280)	$(733,259)
Share Transactions:
Class A Shares
Issued	24,085	48,741
Reinvested	1,127	1,626
Redeemed	(97,822)	(100,850)
Total Class A Shares	(72,610)	(50,483)
Class C Shares
Issued	763	1,078
Reinvested	5	8
Redeemed	(2,314)	(3,023)
Total Class C Shares	(1,546)	(1,937)
Class R Shares
Issued	1,457	2,400
Reinvested	55	76
Redeemed	(4,075)	(3,541)
Total Class R Shares	(2,563)	(1,065)
Class I Shares
Issued	53,294	15,413
Reinvested	302	179
Redeemed	(22,295)	(15,896)
Total Class I Shares	31,301	(304)
Change in Shares	(45,418)	(53,789)

See notes to financial statements.

12

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class A Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$14.47	$12.93		$12.20	$20.68	$18.52
Investment Activities:
Net investment income	0.13	0.12		0.12	0.14	0.14
Net realized and unrealized gains (losses) on investments	(0.08)	1.54		0.73	(6.48)	3.32
Total from Investment Activities	0.05	1.66		0.85	(6.34)	3.46
Distributions:
Net investment income	(0.12)	(0.12)		(0.12)	(0.14)	(0.15)
Net realized gains from investments	—	—		—	(2.00)	(1.15)
Total Distributions	(0.12)	(0.12)		(0.12)	(2.14)	(1.30)
Net Asset Value, End of Period	$14.40	$14.47		$12.93	$12.20	$20.68
Total Return (excludes sales charge)	0.32%	12.87	%(a)	7.12%	(33.82)%	19.74	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,907,016	$2,966,629		$3,304,413	$2,888,131	$3,909,527
Ratio of net expenses to average net assets	1.06%	1.06%		1.07%	1.04%	1.04%
Ratio of net investment income to average net assets	0.80%	0.86%		1.02%	0.89%	0.73%
Portfolio turnover (c)	84%	87%		104%	118%	102%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

13

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class C Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$14.12	$12.64		$11.92	$20.28	$18.22
Investment Activities:
Net investment income (loss)	(0.01)	—	(a)	0.03	0.02	(0.01)
Net realized and unrealized gains (losses) on investments	(0.05)	1.50		0.72	(6.35)	3.26
Total from Investment Activities	(0.06)	1.50		0.75	(6.33)	3.25
Distributions:
Net investment income	(0.02)	(0.02)		(0.03)	(0.03)	(0.04)
Net realized gains from investments	—	—		—	(2.00)	(1.15)
Total Distributions	(0.02)	(0.02)		(0.03)	(2.03)	(1.19)
Net Asset Value, End of Period	$14.04	$14.12		$12.64	$11.92	$20.28
Total Return (excludes contingent deferred sales charge)	(0.44)%	11.89	%(b)	6.32%	(34.38)%	18.81	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$87,817	$110,194		$123,091	$128,934	$207,513
Ratio of net expenses to average net assets	1.88%	1.87%		1.88%	1.84%	1.83%
Ratio of net investment income (loss) to average net assets	(0.03)%	0.05%		0.24%	0.09%	(0.07)%
Portfolio turnover (d)	84%	87%		104%	118%	102%

(a)  Rounds to less than $0.01 per share.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(c)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

14

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class R Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$14.33	$12.81		$12.08	$20.51	$18.38
Investment Activities:
Net investment income	0.07	0.09		0.09	0.09	0.09
Net realized and unrealized gains (losses) on investments	(0.06)	1.52		0.73	(6.43)	3.29
Total from Investment Activities	0.01	1.61		0.82	(6.34)	3.38
Distributions:
Net investment income	(0.08)	(0.09)		(0.09)	(0.09)	(0.10)
Net realized gains from investments	—	—		—	(2.00)	(1.15)
Total Distributions	(0.08)	(0.09)		(0.09)	(2.09)	(1.25)
Net Asset Value, End of Period	$14.26	$14.33		$12.81	$12.08	$20.51
Total Return	0.07%	12.61	%(a)	6.91%	(34.05)%	19.42	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$135,607	$173,005		$168,316	$141,263	$227,392
Ratio of net expenses to average net assets	1.32%	1.27%		1.33%	1.33%	1.30%
Ratio of net investment income to average net assets	0.53%	0.65%		0.75%	0.60%	0.46%
Portfolio turnover (c)	84%	87%		104%	118%	102%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

15

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class I Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$14.46	$12.92		$12.19	$20.68	$19.37
Investment Activities:
Net investment income	0.15	0.16		0.16	0.19	0.03
Net realized and unrealized gains (losses) on investments	(0.05)	1.54		0.73	(6.49)	1.35
Total from Investment Activities	0.10	1.70		0.89	(6.30)	1.38
Distributions:
Net investment income	(0.17)	(0.16)		(0.16)	(0.19)	(0.07)
Net realized gains from investments	—	—		—	(2.00)	—
Total Distributions	(0.17)	(0.16)		(0.16)	(2.19)	(0.07)
Net Asset Value, End of Period	$14.39	$14.46		$12.92	$12.19	$20.68
Total Return (b)	0.63%	13.21	%(c)	7.45%	(33.69)%	7.16%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$713,829	$264,798		$240,602	$219,260	$120,484
Ratio of net expenses to average net assets (d)	0.78%	0.76%		0.78%	0.75%	0.75%
Ratio of net investment income to average net assets (d)	1.01%	1.18%		1.33%	1.24%	1.07%
Portfolio turnover (e)	84%	87%		104%	118%	102%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(d)  Annualized for periods less than one year.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

16

Notes to Financial Statements

The Victory Portfolios  October 31, 2011

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. As of October 31, 2011, the Trust offered shares of 23 funds. The accompanying financial statements are those of the Diversified Stock Fund (the "Fund").

The Fund is authorized to issue four classes of shares: Class A Shares, Class C Shares, Class R Shares and Class I Shares. Each class of shares has substantially identical rights and privileges except with respect to sales charges, fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

17

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the fiscal year ended October 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2011, while the breakdown, by category, of common stocks is disclosed on the Schedule of Portfolio Investments (in thousands):

Fund Name	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
Diversified Stock Fund
Commercial Paper	$—	$46,462	$46,462
Common Stocks	2,773,206	—	2,773,206
Total	$2,773,206	$46,462	$2,819,668

The Trust determines significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels as of October 31, 2011.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Securities Lending:

The Fund may lend securities from its portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board. The Fund will limit its securities lending activity to 33 1/3% of its total assets. KeyBank National Association ("KeyBank"), custodian to the Fund and an affiliate of Victory Capital Management Inc., the Fund's investment adviser ("VCM" or the "Adviser"), serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"), for which it receives a fee. KeyBank's fee is computed monthly in arrears and is 25% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board, net of rebates paid by KeyBank to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. For the fiscal year ended October 31, 2011, KeyBank received $34 thousand in total from the Trust, The Victory Variable Insurance Funds and/or The Victory Institutional Funds (collectively, the "Victory Trusts") for its services as lending agent. Under guidelines established by the Board, the Fund must maintain loan collateral from the borrower (at KeyBank) at all times in

18

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations to secure the return of the loaned securities.

Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. KeyBank, at the direction of the Adviser, consistent with the Trust's securities lending guidelines, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as an asset of the Fund, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Loans are subject to termination by the Trust or the borrower at any time.

On August 24, 2011, the Board approved the termination of the Lending Agreement effective immediately.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts and gain/loss) such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

In-Kind Redemptions:

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, the Fund recognizes a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on the in-kind redemptions are not recognized for tax purposes, and are reclassified from accumulated net realized gains (losses) to paid-in capital. During the fiscal year ended October 31, 2010, the Fund realized $16,931 of net gain on $71,146 of in-kind

19

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

redemptions (in thousands). There were no in-kind redemptions during the fiscal year ended October 31, 2011.

Other:

Expenses that are directly related to the Fund are charged directly to the Fund. Other operating expenses of the Trust are prorated to each fund in the Trust on the basis of relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, shareholder servicing, printing and 12b-1 fees.

New Accounting Pronouncements:

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")" ("ASU 2011-04"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Subsequent Events:

The Fund has evaluated subsequent events and there are no subsequent events to report.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2011 were as follows for the Fund (in thousands):

Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
$2,959,634	$3,652,923	$—	$—

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by VCM, a wholly owned subsidiary of KeyBank. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the Fund's average daily net assets. The rate at which the Adviser is paid decreases at various levels as the Fund's assets grow. The investment advisory fees of the Fund are computed at rates ranging from 0.65% to 0.55%. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

KeyBank serves as custodian of all the Trust's assets except the assets of the International Fund, International Select Fund and Global Equity Fund, for which Citibank, N.A. ("Citibank") serves as custodian and receives a fee. For its custody services to the Victory Trusts, KeyBank receives fees at an annualized rate of 0.0098% of the Victory Trusts' aggregate average daily net assets, excluding the assets of the International Fund, International Select Fund and Global Equity Fund, plus applicable per transaction fees. Prior to July 1, 2011, KeyBank received fees at annualized rates ranging from 0.013% to 0.0025% of the aggregate average daily net assets, excluding the assets of the International Fund, International Select Fund and Global Equity Fund. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

20

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate ranging from 0.108% to 0.065% of the aggregate net assets of the Trust and The Victory Variable Insurance Funds (collectively, the "Trusts").

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Fund's transfer agent. Under the Transfer Agent Agreement, Citi receives for its services an annual fee at a rate ranging from 0.02% to 0.005% of the aggregate net assets of the Trusts. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Trust's 12b-1 Plan, the Distributor may receive a monthly distribution and service fee, at an annual rate of 0.50% of the average daily net assets of Class R Shares of the Fund and 1.00% of the average daily net assets of Class C Shares of the Fund. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class R and Class C Shares of the Fund. For the fiscal year ended October 31, 2011, affiliates of the Adviser or the Fund earned $5 thousand.

The Distributor or financial institutions (directly or through the Distributor), pursuant to a Shareholder Servicing Plan, may receive from Class A Shares of the Fund a fee of up to 0.25% of the average daily net assets of the Class A Shares of the Fund for providing support services to shareholders of the Fund, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser. For the fiscal year ended October 31, 2011, affiliates of the Adviser or the Fund earned $75 thousand.

In addition, the Distributor and the transfer agent are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Fund. For the fiscal year ended October 31, 2011, the Distributor received approximately $23 thousand from commissions earned on sales of Class A Shares and the transfer agent received $6 thousand from redemptions of Class C Shares of the Fund. A portion of the commissions earned on Class A Shares were reallowed to dealers who sold the Fund's shares, including approximately $4 thousand to affiliates of the Fund.

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Class A Shares of the Fund. The Plan allows the Adviser, the administrator and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses. No separate payments are authorized to be made by the Fund pursuant to this Plan. To the extent that any payments made by the Fund's administrator, Distributor, Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan.

The Adviser has entered into an expense limitation agreement with the Fund. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund, such excess amounts will be the liability of the Adviser. As of October 31, 2011, the expense limits were as follows:

Fund	Class	Expense Limit
Diversified Stock Fund	Class C Shares	2.00	%(a)

(a)  In effect until at least February 28, 2014.

21

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

The Adviser, Citi or other service providers may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time.

On December 1, 2006, VCM paid the Funds comprising the Trust approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, BISYS Fund Services, Inc. ("BISYS") (BISYS' parent company, BISYS Group, Inc., was acquired by Citibank on August 1, 2007) and VCM, the sub-administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures required additional disclosure to the Board at the time incurred. On July 29, 2010, Citibank paid approximately $4.1 million after the Securities and Exchange Commission (the "SEC") approved the distribution plan that was in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters. Further information, including the methodology of the Fair Fund Plan, is available on the SEC website at www.sec.gov/litigation/admin/2009/34-60011-pdp.pdf. The amounts are disclosed as "Net increase from payment by the sub-administrator" in the Statements of Changes in Net Assets. The corresponding impact to the total return is disclosed in the Financial Highlights.

5.  Risks:

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

The Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $150 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 0.30% on $150 million for providing the Line of Credit. For the fiscal year ended October 31, 2011, KeyCorp earned approximately $450 thousand for the Line of Credit fee. Each fund in the Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan outstanding for the Fund during the fiscal year ended October 31, 2011 was $145 thousand. The average interest rate during the fiscal year ended October 31, 2011 was 1.55%. As of October 31, 2011, the Fund had no loans outstanding with KeyCorp.

7.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Diversified Stock Fund	$29,555	$—	$29,555

22

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Diversified Stock Fund	$31,894	$—	$31,894

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ Deficit
Diversified Stock Fund	$655	$(510,047)	$37,330	$(472,062)

*The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

As of October 31, 2011, the Fund has capital loss carryforwards to offset future gains, if any, to the extent provided by Treasury regulations of $510,047 thousand expiring in 2017.

During the year ended October 31, 2011, the Fund utilized $340,334 thousand of capital loss carryforwards.

The Regulated Investment Company Modernization Act of 2010 (the "Act"), was signed into law on December 22, 2010. The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies ("RICs") that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) will be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of October 31, 2011 were as follows (in thousands):

	Cost Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Diversified Stock Fund	$2,782,338	$187,050	$(149,720)	$37,330

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
the Victory Portfolios:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Victory Portfolios, constituting the Diversified Stock Fund (the "Fund"), as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the three years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights presented herein for each of the respective periods ended October 31, 2008 and prior were audited by another registered public accounting firm whose report dated December 22, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Portfolios as of October 31, 2011, the results of their operations for the year then ended, the change in its net assets for each of the two years then ended and financial highlights for each of the three years then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 21, 2011

24

  Supplemental Information
The Victory Portfolios  October 31, 2011

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 23 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.

David Brooks Adcock, 60	Trustee	May 2005	Consultant (since 2006); General Counsel, Duke University and Duke University Health System (1982-2006).	None.

Nigel D. T. Andrews, 64	Vice Chair and Trustee	August 2002	Retired.	Chemtura Corporation; Old Mutual plc; Old Mutual US Asset Management.

Teresa C. Barger, 56	Trustee	December 2008	Chief Executive Officer, Cartica Capital LLC (since 2007); Director, International Finance Corporation (1986-2007).	None.

E. Lee Beard, 60	Trustee	May 2005	Consultant, The Henlee Group, LLC (consulting) (since 2005); Principal Owner, ELB Consultants (since 2003).	Penn Millers Holding Corporation (January 2011-November 2011).

Sally M. Dungan, 57	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

John L. Kelly, 58	Trustee	May 2008	Private Investor (since 2009); Managing Director, JL Thornton & Co. (financial consultant) (2003-2009).	USA Synthetic Fuel Corporation.

25

  Supplemental Information — continued
The Victory Portfolios  October 31, 2011

(Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
David L. Meyer, 54	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008).	None.

Karen F. Shepherd, 71	Trustee	August 2002	Retired; Shepherd Investments (private investments) (since 1996).	None.

Leigh A. Wilson, 67	Chair and Trustee	November 1994	Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens) and New Century Living (senior housing consulting) (since 1991); Director, The Mutual Fund Directors Forum (since 2004).	Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.

David C. Brown, 39	Trustee	May 2008	Co-Chief Executive Officer (since 2011), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser.	None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Messrs. Andrews, Kelly and Meyer as its Audit Committee Financial Experts.

Mr. Kelly resigned from the Board effective 12/19/11.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

26

  Supplemental Information — continued
The Victory Portfolios  October 31, 2011

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael D. Policarpo, II, 37	President	May 2008	Senior Managing Director (since 2010) and Managing Director (2005-2010), the Adviser.

Derrick A. MacDonald, 41	Vice President	August 2010	Managing Director of the Adviser, Fund Administration, Technology & Operations (since 2008); Global Business Director, Avery Dennison (2004-2008).

Christopher K. Dyer, 49	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Jay G. Baris, 57	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).

Christopher E. Sabato, 43	Treasurer	May 2006	Senior Vice President, Treasurer Services, Citi Fund Services, Inc.

Eric B. Phipps, 40	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services, Citi Fund Services, Inc. (since 2006); Staff Accountant, United States Securities and Exchange Commission (2004-2006).

Edward J. Veilleux, 68	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

27

  Supplemental Information — continued
The Victory Portfolios  October 31, 2011

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Fund's website at www.VictoryConnect.com and on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Fund's website at www.VictoryConnect.com and on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11-10/31/11	Expense Ratio During Period** 5/1/11-10/31/11
Diversified Stock Fund
Class A Shares	$1,000.00	$872.90	$5.00	1.06%
Class C Shares	1,000.00	869.40	8.86	1.88%
Class R Shares	1,000.00	871.60	6.27	1.33%
Class I Shares	1,000.00	874.30	3.68	0.78%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized

28

  Supplemental Information — continued
The Victory Portfolios  October 31, 2011

(Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11-10/31/11	Expense Ratio During Period** 5/1/11-10/31/11
Diversified Stock Fund
Class A Shares	$1,000.00	$1,019.86	$5.40	1.06%
Class C Shares	1,000.00	1,015.73	9.55	1.88%
Class R Shares	1,000.00	1,018.50	6.77	1.33%
Class I Shares	1,000.00	1,021.27	3.97	0.78%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized

Additional Federal Income Tax Information

For the year ended October 31, 2011, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Amount
Diversified Stock Fund	100%

Dividends qualifying for corporate dividends received deduction of:

Amount
Diversified Stock Fund	100%

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36

Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, the Victory Portfolios do not provide opt-out options to their shareholders.

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

VF-DSTK-ANN (12/11)

October 31, 2011

Annual Report

Value Fund

Stock Index Fund

Established Value Fund

Special Value Fund

Small Company Opportunity Fund

Large Cap Growth Fund

Balanced Fund

Investment Grade Convertible Fund

Core Bond Index Fund

Fund for Income

National Municipal Bond Fund

Ohio Municipal Bond Fund

International Fund

International Select Fund

Global Equity Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you seek. Visit us anytime. We're always open.

The Victory Portfolios

Shareholder Letter	5

Fund Review and Commentary	6

Financial Statements

The Victory Equity Funds

Value Fund

Schedule of Portfolio Investments	48

Statement of Assets and Liabilities	71

Statement of Operations	72

Statements of Changes in Net Assets	73-74

Financial Highlights	75-78

Stock Index Fund

Schedule of Portfolio Investments	51

Statement of Assets and Liabilities	71

Statement of Operations	72

Statements of Changes in Net Assets	73-74

Financial Highlights	79-80

Established Value Fund

Schedule of Portfolio Investments	67

Statement of Assets and Liabilities	71

Statement of Operations	72

Statements of Changes in Net Assets	73-74

Financial Highlights	81-83

Special Value Fund

Schedule of Portfolio Investments	84

Statement of Assets and Liabilities	95

Statement of Operations	96

Statements of Changes in Net Assets	97-98

Financial Highlights	99-102

Small Company Opportunity Fund

Schedule of Portfolio Investments	88

Statement of Assets and Liabilities	95

Statement of Operations	96

Statements of Changes in Net Assets	97-98

Financial Highlights	103-105

Large Cap Growth Fund

Schedule of Portfolio Investments	93

Statement of Assets and Liabilities	95

Statement of Operations	96

Statements of Changes in Net Assets	97-98

Financial Highlights	106-109

The Victory Hybrid Funds

Balanced Fund

Schedule of Portfolio Investments	110

Statement of Assets and Liabilities	124

Statement of Operations	125

Statements of Changes in Net Assets	126-127

Financial Highlights	128-131

Table of Contents (continued)

Investment Grade Convertible Fund

Schedule of Portfolio Investments	120

Statement of Assets and Liabilities	124

Statement of Operations	125

Statements of Changes in Net Assets	126-127

Financial Highlights	132-133

The Victory Taxable Fixed Income Funds

Core Bond Index Fund

Schedule of Portfolio Investments	134

Statement of Assets and Liabilities	145

Statement of Operations	146

Statements of Changes in Net Assets	147-148

Financial Highlights	149-150

Fund for Income

Schedule of Portfolio Investments	142

Statement of Assets and Liabilities	145

Statement of Operations	146

Statements of Changes in Net Assets	147-148

Financial Highlights	151-154

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund

Schedule of Portfolio Investments	155

Statement of Assets and Liabilities	164

Statement of Operations	165

Statements of Changes in Net Assets	166

Financial Highlights	167

Ohio Municipal Bond Fund

Schedule of Portfolio Investments	160

Statement of Assets and Liabilities	164

Statement of Operations	165

Statements of Changes in Net Assets	166

Financial Highlights	168

The Victory International Equity Funds

International Fund

Schedule of Portfolio Investments	169

Statement of Assets and Liabilities	186

Statement of Operations	187

Statements of Changes in Net Assets	188-189

Financial Highlights	190-192

International Select Fund

Schedule of Portfolio Investments	175

Statement of Assets and Liabilities	186

Statement of Operations	187

Statements of Changes in Net Assets	188-189

Financial Highlights	193-195

Table of Contents (continued)

Global Equity Fund

Schedule of Portfolio Investments	179

Statement of Assets and Liabilities	186

Statement of Operations	187

Statements of Changes in Net Assets	188-189

Financial Highlights	196-198

Notes to Financial Statements	199

Report of Independent Registered Public Accounting Firm	215

Supplemental Information	216

Trustee and Officer Information	216

Proxy Voting and Form N-Q Information	219

Expense Examples	219

Additional Federal Income Tax Information	223

The Funds are distributed by Victory Capital Advisers, Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment adviser to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at VictoryConnect.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Victory Capital Management Inc. and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report. Past investment performance of Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.VictoryConnect.com

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Letter to Our Shareholders

After a strong start to the year, the global economic recovery has entered a phase of an extended slowdown. Equity markets have become more sensitive to economic releases as investors seek insight into the direction of the economy. The domestic economy has recently experienced weak GDP growth, persistent unemployment, weak housing markets and a decrease in manufacturing. Continued decline in domestic economic conditions was caused by the protracted debt ceiling negotiations in the U.S., and the decision by S&P to lower the credit rating of U.S. long-term debt from AAA to AA+. Uncertainty was magnified by the escalation of the Euro-Zone Sovereign debt crisis; in particular, in Italy, Greece, & Spain. Uncertainty surrounding the European Monetary Union's efforts to commit additional funding and the reluctance of all the EMU's members to contribute to a bailout fund continued to weigh upon global markets.

Investors continue to favor fixed-income funds, depositing net inflows of $95 billion YTD through October. Domestic equity funds are weakening with outflows near $53 billion, while international equity funds have slowed pace but still took in $13 billion. Through October, U.S. equity markets outperformed international markets, with the S&P 500 Index returning 1.30% versus the MSCI EAFE Index -6.78% return. Fixed income, as measured by the Barclays U.S. Aggregate Bond Index, had a total return of 6.76%.

Economic growth continues at a slower pace relative to historical averages and will likely experience more volatility. Equity markets will likely continue to be subject to rotation due to ongoing economic volatility. While economic data releases have tended to be discouraging and point to a slow/no growth environment, October has been the best one-month return since 1991. Additionally, the sharp market decline created attractive buying opportunities for companies with strong balance sheets, favorable competitive positions and growth prospects.

We continue to believe that patient investors will be rewarded over the longer-term. As always, our portfolios are constructed based on the merits of an investment in any market cycle. We remain focused on valuation, financial strength and returns in pursuit of superior long-term performance. Victory maintains an overall positive longer-term outlook, albeit cognizant of the short-term risks, and continues to invest in the market with confidence. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1. Consistent Performance and Investment Quality

Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2. Client Service Excellence

Our approach is simple: communication is complete, honest, timely and straightforward — our goal is no surprises.

3. Empowerment, Ownership and Accountability

Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high-quality investment products and services.

We appreciate your confidence in the Victory Funds. We continue to closely monitor the possibility of increased regulatory reform following tumultuous times, and will strive to embrace the programs and adopt the procedures necessary to safeguard our shareholders. If you have questions or would like further information, please feel free to contact us at 1-800-539-3863 or via our website at www.VictoryConnect.com.

Michael Policarpo

President,
Victory Funds

The Victory Equity Funds

Value Fund

Investment Considerations

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

For the fiscal year ended October 31, 2011, the Fund (Class A Shares at net asset value) performed below its objective by posting a loss of 3.38% versus the Russell 1000 Value Index1 (the "Index") increase of 6.15%. Stock selection in the financial, energy, and consumer cyclical sectors was the cause of the shortfall compared to the Index. While the portfolio benefitted from an underweight position in the financial sector, our positions in Bank of America Corporation and Morgan Stanley performed poorly as European debt fears negatively impacted the stocks. The gold mining company, Agnico-Eagle Mines, adversely affected performance when it announced a water intrusion problem in one of its major expansion projects.

Our expectations for the stock market and U.S. economy are cautiously optimistic. While the recent improvement in U.S. economic data is encouraging, European debt concerns and slowing emerging market growth remain concerns. On the other hand, the continuing accommodative policy provided by the Federal Reserve is likely to limit the downside in the market. Market valuations are reasonable and corporate earnings remain solid. Bank balance sheets are much stronger than two years ago and bank lending to commercial and industrial sectors is on the rebound from very depressed levels. Stronger gains in private sector jobs remain the most critical factor for a broader, more sustained economic recovery. The most pressing concerns, in our view, relate to the public sector, both federal and state. The large budget deficits at the federal level are a dark cloud that hangs over the economy and the financial markets. The challenged fiscal position of many states remains a significant impediment to sustainable economic expansion.

Our biggest concern for the coming year relates to inflation. Developing economies are already dealing with rising inflationary pressures. We believe these economies could "export" some of their inflation to the U.S. Furthermore, aggressive monetary policy in the U.S. and internationally is likely to contribute upward pressure on inflation. Our overweight positions in basic industry and energy should provide solid support against these potential inflationary pressures should they become an important factor in our financial markets.

The portfolio is also positioned to benefit from a return of investors to mega-cap stocks ($50 billion + market capitalization). Most of these stocks have underperformed for the last 10 years as small and midcap stocks outperformed. Given attractive valuation, above average dividend yields, and stronger competitive advantages, we believe investors are going to return to mega-cap stocks. Very low yields in money market funds and treasury bonds may also push investors back into this group.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Value Fund (continued)

Average Annual Total Return

Year Ended October 31, 2011

	VALUE FUND Class A		VALUE FUND Class C		VALUE FUND Class R	VALUE FUND Class I
INCEPTION DATE	12/3/93		3/1/03		12/15/99	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value
One Year	–3.38%	–8.93%	–4.03%	–4.99%	–3.70%	–3.03%
Three Year	6.28%	4.19%	5.47%	5.47%	5.91%	6.62%
Five Year	–3.00%	–4.14%	–3.74%	–3.74%	–3.37%	N/A
Ten Year	2.26%	1.65%	N/A	N/A	1.90%	N/A
Since Inception	6.91%	6.56%	4.79%	4.79%	0.81%	–5.27%

Expense Ratios

Gross	1.24%	3.61%	1.99%	0.94%
With Applicable Waivers	1.24%	2.00%	1.60%	0.93%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2011. Additional information pertaining to the Fund's expense ratio as of October 31, 2011 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Value Fund — Growth of $10,000

1The Russell 1000 Value Index is an unmanaged index comprised of companies in the Russell 1000 Index chosen for their value orientation. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Stock Index Fund

Investment Considerations

The performance of the Fund is expected to be lower than that of its benchmark index, the S&P 500 Index1 (the "Index"), because of fees and expenses. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

As an index fund, the Fund's objective is to match the performance of its benchmark index. We use a "full replication" strategy which seeks to own every stock in the Index at the exact weight as the Index. Our focus on cost control, and cash flow management has minimized tracking error (before expenses). For the fiscal year ended October 31, 2011, the Fund (Class A Shares at net asset value) performed just shy of the Fund's objective by posting an increase of 7.69% versus the Index increase of 8.09%. In addition, three-year and five-year return data is consistent with the Fund's objective.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Stock Index Fund (continued)

Average Annual Total Return

Year Ended October 31, 2011

	STOCK INDEX FUND Class A		STOCK INDEX FUND Class R
INCEPTION DATE	12/3/93		7/2/99
	Net Asset Value	Maximum Offering Price	Net Asset Value
One Year	7.69%	1.49%	7.49%
Three Year	11.49%	9.32%	11.27%
Five Year	0.14%	–1.04%	–0.05%
Ten Year	3.34%	2.73%	3.14%
Since Inception	7.20%	6.85%	0.35%

Expense Ratios

Gross	0.74%	0.91%
With Applicable Waivers	0.70%	0.90%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2011. Additional information pertaining to the Fund's expense ratio as of October 31, 2011 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Stock Index Fund — Growth of $10,000

1The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Established Value Fund

Investment Considerations

Mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

The period that marks the fiscal year of the Fund was characterized by continued volatility, yet a positive bias for domestic equity prices. The volatility stems from the fragility of the global economy which has been impacted by the ongoing deleveraging process among developed economies. During the 12-month period, investors had to adjust to slowing economic data, QE2, rising stress in European sovereign debt markets and more recently some strengthening in the domestic economy. Nonetheless, equity returns were generally positive for the period. As defined by the size and style indices, larger-cap stocks outperformed smaller-cap stocks and growth outpaced value. While challenges remain on the horizon, equities remain an attractive asset class for long-term investors.

The Fund (Class A shares at net asset value) returned 6.46% for the fiscal year ended October 31, 2011, which outperformed the benchmark Russell Midcap Value Index1 return of 5.85% over the same period.

The Fund's relative outperformance during the fiscal year can be attributed to solid stock selection as sector allocation was neutral overall to results for the period. Regarding sector allocation, the most favorable impact came as a result of the portfolio's relative underweighting of the Financials sector as well as the overweighted positioning in Consumer Staples. This positive impact was offset by an underweight of Utilities which performed well over the period coupled with an overweighting of the Basic Industry sector which combined to be net detractors for the Fund. In term of stock selection, the Fund's holdings outpaced the benchmark in five of the seven economic sectors and underperformed in two of the seven sectors (Energy and Basic Industry). Stock picking was particularly strong in the Technology, Consumer Cyclicals and Capital Goods sectors while positions from the Financials and Consumer Staples groups posted more modest relative results.

Top performers for the Fund came from five different sectors demonstrating the strategy's focus on bottom-up stock picking. Among the leading contributors for the portfolio was branded apparel and footwear maker VF Corporation from the Consumer Cyclicals sector which enjoyed strong earnings growth and completed the acquisition of Timberland Company during the period. From the Technology sector, maker of inspection and yield management tools for the semiconductor manufacturing industry, KLA-Tencor Corporation posted strong

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Established Value Fund (continued)

returns as well. Ralcorp Holdings, a manufacturer of branded and private label ready-to-eat foods, performed well during the fiscal year aided by the May 2011 unsolicited offer by Conagra Foods to acquire the company for $4.9 billion. Ralcorp eventually rejected the offer. From the Energy sector, shares of independent oil refiner and marketer Valero Energy rallied as favorable crack spreads drove strong earnings growth. Lastly, insurance broker and management consulting provider Marsh & McLennan Companies delivered strong relative returns as a recovery in their markets has resulted in a pickup in revenue and a recovery in margins.

The most significant detractors from the Fund's results included financial advisory and asset management firm Lazard Limited which has been pressured by stresses in Europe. Also from the Financials sector, StanCorp Financial Group, a group life and health insurance provider, underperformed during the fiscal year as the company experienced negative developments in their underwriting business. Within Basic Industry, shares of glass container maker Owens-Illinois fell as the company continued to be burdened by weak volumes and execution issues. Shares of Forest Oil Corporation, an independent oil and gas company, performed poorly during the period due to disappointing results from several of their developmental projects. And from the Consumer Staples group was Safeway, a food retailer with significant exposure to the west coast of the U.S. The shares underperformed due to the ongoing competitive pressures in their markets weighing on results.

The Victory Equity Funds

Established Value Fund (continued)

Average Annual Return

Year Ended October 31, 2011

	ESTABLISHED VALUE FUND Class A		ESTABLISHED VALUE FUND Class R	ESTABLISHED VALUE FUND Class I
INCEPTION DATE	5/5/00		8/16/83	3/1/10
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value
One Year	6.46%	0.34%	6.28%	6.81%
Three Year	16.90%	14.62%	16.73%	N/A
Five Year	5.04%	3.80%	4.88%	N/A
Ten Year	9.57%	8.93%	9.39%	N/A
Since Inception	7.90%	7.35%	11.30%	10.43%

Expense Ratios

Gross	1.10%	1.25%	1.07%
With Applicable Waivers	1.10%	1.25%	0.95%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2011. Additional information pertaining to the Fund's expense ratio as of October 31, 2011 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares and NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Established Value Fund — Growth of $10,000

1The Russell Midcap Value Index is an unmanaged Index made up of medium and medium/small companies in the Russell 1000 Index chosen for their value orientation. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Special Value Fund

Investment Considerations

Small and mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

The Fund (Class A Shares at net asset value) returned -1.02% for the fiscal year ended October 31, 2011. The Fund's benchmark, the Russell Midcap Index1 (the "Index"), returned 7.83%. The Fund underperformed the Index by 8.85%.

The majority of the underperformance is attributed to the early portfolio positioning for a stronger U.S. economy based on incrementally stronger Economic Indicators. However, resurfacing concerns about a possible default in Greece and following contagion fears overwhelmed modest domestic improvements. The Index fell over 23% from late July to its lowest point of the year on October 3, 2011. The most significant negative contributors during that time frame were the Basic Materials and Capital Goods sectors, areas where the Fund was overweighted. The Fund's philosophy of identifying long-term investment themes generally benefits from a favorable macro-economic environment both domestically and globally, a condition that was absent during the year. We believe that as the economy continues to recover our thematic approach and our focus on higher-quality companies with attractive valuations will benefit performance.

The most significant detractor from performance during the year was our holdings in the Basic Industry sector. Performance was challenged by both stock selection and sector weighting. Our long-term gold miner Agnico Eagle experienced production issues at three of its five operating mines during the year. Alpha Natural Resources, our holding to participate in the global metallurgical coal market, experienced both merger integration issues as well as concerns about slowing end market demand. The Fund's largest sector overweight turned out to be in the worst-performing sector when the European Economic fears resurfaced. Our gold miner, which had typically muted the effects of similar news of slower global growth on the portfolio, did not protect in this time frame due to the operational issues at the company.

Also detracting from performance was stock selection in the Financial Services industry. Positions in Lazard, Invesco and New York Community Bank underperformed the benchmark.

We returned positive performance in the Technology sector through positive stock selection in Software. Our holdings in Nuance and Citrix were the major contributors to the positive performance in Software. Nuance continued to see strong demand for its voice recognition software especially in the Mobile and Consumer markets. Nuance has the leading market

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Special Value Fund (continued)

share in voice recognition software and continues to find incremental applications for its use. Citrix continued to see strong demand for their Desktop Virtualization software as companies seek a more streamlined approach to managing their technology infrastructure. We continue to believe in Enterprise migration toward Virtualized and Cloud-based data management and view as a long-term trend. Cypress Semiconductor and Arrow Electronics also returned positive contributions to the Fund. Cypress continued to see solid demand for its programmable logic chips and touchscreen controllers and Arrow benefited from increased chip demand resulting from shortages related to the tsunami in Japan.

The Fund ended the year on a positive note generating 14.22% in the month of October compared to the benchmark return of 13.03%. The majority of the positive performance is again attributed to stock selection in Technology.

With respect to our current and forward positioning, we continue to believe that the economy is getting gradually better and have positioned the Fund to benefit from improvements in the domestic and global economy. We continue to believe that the U.S. economy is recovering but at a measured pace and therefore are maintaining our bias toward overweighting our Expanding Economy theme. Within our Technology theme we continue to find areas within both traditional and nontraditional technology that are in secular growth markets that we will continue to exploit. Another area where we continue to maintain a significant exposure is our Diversified Infrastructure theme, encompassing transportation, energy and technology. We have eliminated all companies tied to government spending as we see austerity measures are likely to limit government spending. We are also requiring that new additions to the Fund exhibit higher historical returns on assets, stronger revenue performance during periods of economic weakness and higher-quality management teams.

The Victory Equity Funds

Special Value Fund (continued)

Average Annual Return

Year Ended October 31, 2011

	SPECIAL VALUE FUND Class A		SPECIAL VALUE FUND Class C		SPECIAL VALUE FUND Class R	SPECIAL VALUE FUND Class I
INCEPTION DATE	12/3/93		3/1/03		12/21/99	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value
One Year	–1.02%	–6.70%	–1.91%	–2.89%	–1.31%	–0.66%
Three Year	11.32%	9.14%	10.26%	10.26%	10.93%	11.70%
Five Year	–0.68%	–1.85%	–1.62%	–1.62%	–1.02%	N/A
Ten Year	7.03%	6.40%	N/A	N/A	6.68%	N/A
Since Inception	8.38%	8.03%	7.66%	7.66%	7.48%	–4.00%

Expense Ratios

Gross	1.18%	2.16%	1.49%	0.86%
With Applicable Waivers	1.18%	2.16%	1.49%	0.86%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2011. Additional information pertaining to the Fund's expense ratio as of October 31, 2011 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Special Value Fund — Growth of $10,000

1The Russell MidCap Index is an unmanaged index measuring the performance of medium capitalization domestically traded common stocks. The index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Small Company Opportunity Fund

Investment Considerations

Small capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a great degree of volatility. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

The period that marks the fiscal year of the Fund was characterized by continued volatility, yet a positive bias for domestic equity prices. The volatility stems from the fragility of the global economy which has been impacted by the ongoing deleveraging process among developed economies. During the 12-month period, investors had to adjust to slowing economic data, QE2, rising stress in European sovereign debt markets and more recently some strengthening in the domestic economy. Nonetheless, equity returns were generally positive for the period. As defined by the size and style indices, larger-cap stocks outperformed smaller-cap stocks and growth outpaced value. While challenges remain on the horizon, equities remain an attractive asset class for long-term investors.

The Fund (Class A shares at net asset value) returned 9.23% for the fiscal year ended October 31, 2011, which outperformed the benchmark Russell 2000 Value Index1 (the "Index) return of 3.54% over the same period.

The Fund's outperformance for the period can be attributed to favorable sector allocation decisions as well as strong stock selection. In terms of allocation, the portfolio benefitted from a combination of relative sector weights with overweights in Energy/Utilities and Consumer Staples and underweights in Financials and Consumer Cyclicals which all contributed positively to results. The lone allocation decision that negatively impacted returns was the portfolio's overweighted posture in the Basic Industry sector. Stock picking was fairly strong across the portfolio with the Fund's holdings outperforming the benchmark in six of the seven economic sectors during the period. Stock selections were particularly good in Basic Industry, Consumer Cyclicals, Technology and Capital Goods where the Fund's positions outpaced the Index meaningfully. Energy/Utilities was the only sector where holdings lagged the universe.

Top contributors for the Fund included several stocks from the Energy sector, including shares of HollyFrontier Corporation, an independent refiner that benefitted significantly from favorable crack spreads. The company also agreed to acquire rival refining company Frontier Oil Company in February of this year. SM Energy Company, an onshore exploration and production company, also performed well during the period benefitting from their active acquisition and development program which drove considerable growth in earnings and cash flows. In Technology, shares of business intelligence software provider MicroStrategy

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Small Company Opportunity Fund (continued)

rallied significantly due to strong license revenue growth which led to strong revenue growth trends during the year. Mueller Industries, a maker of plumbing and refrigeration fittings, performed well as the company results were buoyed by price increases which drove margin gains. Finally from the Consumer Cyclicals sector was Carter's Incorporated, a designer and marketer of branded children's clothing. The shares performed well following solid sales results for the company's Carter's segment as well as the expectation for margin relief from a pullback in cotton prices.

The largest detractors from performance were generally concentrated in the Energy and Financials sectors. Among the laggards in Energy were natural gas levered exploration and production company Penn Virginia Corporation which has been negatively impacted by continued low natural gas prices as well as their difficulty in growing production in their Granite Wash play. Also from Energy, shares of Cal Dive International struggled due to the challenging operating environment for their oil and gas marine contracting business as both the Gulf of Mexico and International markets remain weak. From the Financials sector, Chatham Lodging, a real estate investment trust ("REIT") focused on hotels, saw its shares fall due to the general weakness among lodging stocks owing to their inherent operating leverage and concerns over a slowing economy along with the broad weakening in the CMBS market given REITs' need for ongoing financing. Also within the Financials group was KBW, a provider of specialized investment banking services. The company's business remains under pressure due to the continued lack of deal activity. From the Technology sector, web security and data protection software provider Websense underperformed as earnings failed to meet expectations.

The Victory Equity Funds

Small Company Opportunity Fund (continued)

Average Annual Return

Year Ended October 31, 2011

	SMALL COMPANY OPPORTUNITY FUND Class A		SMALL COMPANY OPPORTUNITY FUND Class R	SMALL COMPANY OPPORTUNITY FUND Class I
INCEPTION DATE	3/26/99		8/16/83	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value
One Year	9.23%	2.94%	8.99%	9.63%
Three Year	14.90%	12.65%	14.72%	15.38%
Five Year	3.19%	1.98%	3.01%	N/A
Ten Year	9.27%	8.62%	9.00%	N/A
Since Inception	8.83%	8.33%	9.21%	2.61%

Expense Ratios

Gross	1.43%	1.63%	1.05%
With Applicable Waivers	1.43%	1.63%	1.05%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2011. Additional information pertaining to the Fund's expense ratio as of October 31, 2011 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Small Company Opportunity Fund — Growth of $10,000

1The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. These indicies do not include the effect of sales charges, are not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Large Cap Growth Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Mid-sized companies may lose market share or profits to a greater extent than larger, established companies as a result of deteriorating economic conditions. In addition, the securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities. The Fund is non-diversified. As such, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to economic or credit risks.

Commentary

The U.S. equity market moved in practical unison with its international counterparts in 2011. Unlike last year, one which was driven by macro influences through August but eventually shifted to focusing on fundamentals, market performance this year never really disengaged from macro-economic events. The first calendar quarter was encouraging as the market shrugged off a devastating earthquake in Japan and uprisings in the Middle East. However, as the year progressed, evidence of tepid growth and stubborn unemployment here and a deepening fiscal crisis abroad slowly chipped away at investor confidence and, consequently, stock market performance. The market's pattern was similar to last year until late summer. A strong start between January and April gave way to a similar 17% decline in the S&P 500 Index from April to August. That is where similarities ended. Chinese and U.S. economic data reported in September 2010 erased concerns about a double dip recession and sparked a 23% S&P 500 Index rally into the end of 2010. Unfortunately, the U.S. debt ceiling drama and ensuing downgrade fueled views that last year we had merely extended the arrival of a double-dip recession and the probability that we were headed in that direction increased in August from approximately 10% to 40%. Other notable differences factored into pessimistic forecasts were China's slowing growth, ongoing supply chain disruptions from Japan, a mounting euro debt crisis that threatens the European Union itself, and the absence of quantitative easing; as QE2 concluded earlier in the year and Operation TWIST had no discernible impact.

For the fiscal year ended October 31, 2011, the Fund (Class A Shares at net asset value) returned 5.03% and its benchmark index, the Russell 1000 Growth Index1, returned 9.92%. Perhaps the greatest evidence of market dislocation during the year is portfolio attribution. Stock selection, which generally accounts for the majority of the Fund's performance, had less influence when compared to sector allocation, which contributed to more than half of

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Large Cap Growth Fund (continued)

the relative return. The best performing sector in the Fund was Health Care. Stock selection was key, with significant outperforming returns coming from Alexion Pharmaceuticals, Perrigo Co., Intuitive Surgical, and Allergan. Strong performance among these stocks more than offset some weakness in Celgene and Illumina. The Fund's Consumer Discretionary sector holdings generally performed in-line with the benchmark. Particular strength from priceline.com, Amazon.com and Chipotle Mexican Grill offset relative underperformance from Starwood Hotels and Johnson Controls. The Fund's Technology sector, while still contributing to overall positive results, represented a mixed bag of great performers and poor performers. Apple Computer and ARM Holdings contributed the most to the Fund's return, while Acme Packet and Juniper Networks were the largest detractors. The more cyclically-influenced sectors, Energy and Materials and Processing detracted from overall performance. Union Pacific and Monsanto showed healthy returns, while Schlumberger, Freeport-McMoRan, and Polypore did not perform to our expectations. The worst-performing sector in the Fund was Financial Services. CBRE Group was the biggest detractor among the Fund's Financial sector holdings.

Despite manifold obstacles to improved global economic growth, we do see a path there. Japan has worked tirelessly to recover from a tragic natural disaster and supply chain disruptions are ebbing. Having accomplished its goals of slowing housing and speculation while containing inflation, China has adopted a less-restrictive monetary stance. As dire as the outlook appears in Europe, there is a large coordinated effort underway to rectify their debt problem. The only solutions are to grow your way out of it, cut spending, devalue your currency or default. In trying to avoid the latter two, the focus will invariably depend on a combination of the former two. And as global economies become more intertwined, it is in everyone's interest that Europe succeeds. Meanwhile, the U.S. has managed to maintain high margins and corporate profits longer than many expected. In fact, corporate profits reached record levels in the third calendar quarter and did so with seven million fewer people. The obvious bad news is that seven million fewer people are working and unemployment remains high. Less obvious is the good news. U.S. corporations have managed to do more with less, maintained high levels of productivity, competitiveness and are in much better financial shape than in 2008. U.S. corporate balance sheets have more than $2 trillion in cash. Company managements are allocating cash as they should. Dividends and stock repurchases are up substantially and investments in R&D and acquisitions — the lifeblood of future growth — are robust in all sectors and industries. The remaining avenue for capital is hiring, which will commence once the fog of regulatory and tax uncertainty is lifted.

Perhaps the greatest reason to remain optimistic is that most of the risks are well known and reflected in valuations. Presumed safety is expensive and growth is cheap. U.S. stocks, in general, offer growth, consistency and attractive dividend yields. The Fund, in particular, is well positioned to benefit from the inevitable shift from macro-economic concerns to company fundamentals. It is invested in many fast-growing companies with capable management, financial strength and in many cases little to no valuation premium relative to average companies.

The Victory Equity Funds

Large Cap Growth Fund (continued)

Average Annual Return

Year Ended October 31. 2011

	LARGE CAP GROWTH FUND Class A		LARGE CAP GROWTH FUND Class C		LARGE CAP GROWTH FUND Class R	LARGE CAP GROWTH FUND Class I
INCEPTION DATE	12/31/03		12/31/03		12/31/03	3/1/11
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value
One Year	5.03%	–1.02%	4.17%	3.17%	4.54%	N/A
Three Year	13.66%	11.43%	12.73%	12.73%	13.23%	N/A
Five Year	2.74%	1.53%	1.94%	1.94%	2.41%	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	4.96%	4.17%	4.14%	4.14%	4.64%	–5.43%

Expense Ratios

Gross	1.25%	2.29%	2.84%	0.95%
With Applicable Waivers	1.25%	2.10%	1.65%	0.95%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2011. Additional information pertaining to the Fund's expense ratio as of October 31, 2011 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Large Cap Growth Fund — Growth of $10,000

1The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Hybrid Funds

Balanced Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments. Bond funds will tend to experience smaller fluctuation in price than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risk associated with the underlying bonds in the portfolio. Cash equivalents offer low risk and low return potential.

Commentary

For the fiscal year ended October 31, 2011, the Fund (Class A Shares at net asset value) returned 1.64%, lagging the Fund's benchmark, the Lipper Balanced Fund Index1, which returned 4.62%. Volatility was in full force in fiscal 2011. Equity markets appreciated significantly through April, when concerns over slowing economic growth and European sovereign debt issues caused a selloff throughout the summer months. After an 11% rally in October, the market finished up 8% on the year. Frustratingly for fundamental investors, stock performance was largely dictated by the prevailing macroeconomic backdrop with risk either in or out of favor based on the time period considered. The Equity portion of the Balanced Fund returned 0.32% for the fiscal year, lagging the S&P 500 Index2 return of 8.09%.

Energy, Utilities, and Consumer Discretionary were the best performing sectors. The Consumer Discretionary sector performed well as consumer spending has held up better than expected despite sluggish economic growth. Financials have been the worst performers consistently since the 2007 time frame, as the unwind of the credit crisis continues, the regulatory environment remains challenged, and sovereign debt concerns in the European region have hurt companies with exposure overseas.

Investors rewarded the relative stability of larger-market capitalization securities with strong balance sheets. Holdings such as Pfizer, Exxon Mobil, Intel and UPS were large contributors to performance of the portfolio during the fiscal year. All of these have shown fundamental business improvement and embarked on capital allocation plans that are focused on shareholder returns. While the Fund was correctly underweight the Financial sector, it was negatively impacted by holdings MetLife and Morgan Stanley within the sector. Weaker capital markets, the low interest-rate environment and European concerns have weighed on share performance for these names.

The fixed income portion of the account returned of 4.78% versus its benchmark, the Barclays Capital U.S. Aggregate Bond Index3, which had a total return of 5.03%. Appetite for risk slowed amidst the heightened volatility and investors looked to the investment-grade space over lower-quality alternatives. As a result, high-yield underperformed investment-grade corporate bonds for the first time in three years (5.23% vs. 6.14%). With improved corporate balance sheets and high cash positions, investors instead looked to take risk within the investment grade space favoring lower quality over higher — the bias saw BBB rated debt outpace AAA by almost 200 basis points. A highlight of the risk aversion trade was the strong performance of Treasuries despite the first ever downgrade of the U.S. long-term credit rating. After underperforming early, the sector surged on weakening economic data and a deterioration of the situation in Europe. Treasuries were second only to corporate bonds, returning 5.27% for the year. Refinancing fears sparked by lower mortgage rates and policy uncertainty caused the Securitized sector to lag all other major sectors, returning 4.13%.

Due to the volatility in the equity markets, the Fund has been maintaining a neutral equity exposure and, therefore, a neutral exposure to fixed income.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Hybrid Funds

Balanced Fund (continued)

Average Annual Return

Year Ended October 31,2011

	BALANCED Class A		BALANCED Class C		BALANCED Class R	BALANCED Class I
INCEPTION DATE	12/10/93		3/1/03		12/15/99	8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value
One Year	1.64%	–4.24%	0.90%	–0.10%	1.36%	2.64%
Three Year	7.30%	5.19%	6.46%	6.46%	6.91%	7.91%
Five Year	1.32%	0.12%	0.45%	0.45%	0.88%	N/A
Ten Year	3.42%	2.81%	N/A	N/A	3.02%	N/A
Since Inception	6.20%	5.85%	4.46%	4.46%	2.45%	–0.11%

Expense Ratios

Gross	1.15%	3.00%	1.59%	0.84%
With Applicable Waivers	1.15%	1.85%	1.45%	0.65%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2011. Additional information pertaining to the Fund's expense ratio as of October 31, 2011 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Balanced Fund — Growth of $10,000

1The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper Balanced Fund investment category. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

2The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

3The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value-weighted performance index for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Hybrid Funds

Investment Grade Convertible Fund

Investment Considerations

The Fund may invest in below-investment-grade securities, sometimes known as "junk bonds." These securities generally offer higher yields than investment-grade securities but carry a higher risk of default and may be considered speculative. Investors should be able to assume the risks of investing in below-investment-grade securities. Bond funds fluctuate in price, especially longer-term issues and environments of rising interest rates. Stocks generally provide greater return potential and risk when compared with other types of investments. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio.

Commentary

The Fund returned 0.56% for the fiscal year ended October 31, 2011, compared to 1.32% for the Merrill Lynch Investment Grade Convertibles Index1 (the "Index").

The 2011 investing environment was characterized by a choppy stock market, a slowing economy and a more normal credit spread environment as compared to 2009 and 2010. Therefore, the overweight in delta, or equity sensitivity, that the Portfolio maintained until the end of 2010 was eliminated at the beginning of calendar year 2011. In terms of convertible types (equity sensitive, total return, and bond-like) the Portfolio was similarly structured versus the Index entering 2011. Security selection and sector emphasis were determining factors of performance. On the positive side, the Fund was lead by the Technology, Energy, and Consumer Cyclical sectors while Financials, Basic Industries and Consumer Staples produced negative returns.

Individual holdings that performed well include EMC Corp and Intel within the Technology sector, Energy holding Cameron International, Borg Warner Inc. and Newell Rubbermaid within Consumer Cyclicals, Basic Industries holding Newmont Mining, and Danaher within Capital Goods. Convertibles that detracted from performance include Alcoa Inc., Ingersoll-Rand, Teva Pharmaceuticals and New York Community Bancorp.

We structure our portfolios with approximately 1/3 of the holdings in equity sensitive, high delta convertibles, 1/3 in total return, middle-of-the-road convertibles and 1/3 in defensive, fixed income oriented convertibles. This structure is designed to provide a balance between upside participation during good markets and downside protection during bad markets. In addition, the Portfolio continues to focus on the high-credit quality segment of the market, which results in a weighted average investment-grade rating.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Hybrid Funds

Investment Grade Convertible Fund (continued)

Average Annual Return

Year Ending October 31, 2011

	CONVERTIBLE FUND Class A		CONVERTIBLE FUND Class I
INCEPTION DATE	4/14/88		8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value
One Year	0.56%	–1.46%	0.95%
Three Year	12.62%	11.84%	13.01%
Five Year	0.65%	0.25%	N/A
Ten Year	3.09%	2.89%	N/A
Since Inception	7.15%	7.06%	–0.92%

Expense Ratios

Gross	1.34%	1.06%
With Applicable Waivers	1.34%	1.00%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.
The above expense ratios are from the Fund's prospectus dated March 1, 2011. Additional information pertaining to the Fund's expense ratio as of October 31, 2011 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Investment Grade Convertible Fund — Growth of $10,000

1The Merrill Lynch Investment Grade Convertibles Index is a market capitalization-weighted index of domestic corporate convertible securities. Bonds and preferred stocks must be convertible only to common stock, ADR's or cash equivalent and have a market value of at least $50 million. Composed of Coupon, OID, or zero coupon convertible bonds rated by Moody's and/or S&P with an average rating of Baa3/BBB- or higher. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Taxable Fixed Income Funds

Core Bond Index Fund

Investment Considerations

Bond funds tend to experience smaller fluctuations in value than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio.

Commentary

For the fiscal year ended October 31, 2011, the Fund (Class A Shares at net asset value) had a total return of 4.78% versus its benchmark, the Barclays Capital U.S. Aggregate Bond Index1 (the "Index"), which had a total return of 5.03%, a modest return in the face of all-time low interest rates, a slower-than-expected economic recovery, and Eurozone debt concerns. Appetite for risk slowed amidst the heightened volatility and investors looked to the investment-grade space over lower-quality alternatives. As a result, high-yield underperformed investment-grade corporate bonds for the first time in three years (5.23% vs. 6.14%). With improved corporate balance sheets and high cash positions, investors instead looked to take risk within the investment grade space favoring lower quality over higher — the bias saw BBB rated debt outpace AAA by almost 200 basis points. A highlight of the risk aversion trade was the strong performance of Treasuries despite the first ever downgrade of the United States long-term credit rating. After underperforming early, the sector surged on weakening economic data and a deterioration of the situation in Europe. Treasuries were second only to corporate bonds returning 5.27% for the year. Refinancing fears sparked by lower mortgage rates and policy uncertainty caused the Securitized sector to lag all other major sectors returning 4.13%.

The objective of the Fund is to replicate, as closely as possible, before the deduction of expenses, the performance of the Index. The Fund will not hold all of the more than 8,000 securities in the Index. Instead, a quantitative "smart sampling" approach is used to create a portfolio that closely mirrors the benchmark in terms of weighting, credit quality, maturity and other similar risk measurement characteristics.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Taxable Fixed Income Funds

Core Bond Index Fund (continued)

Average Annual Return

Year Ended October 31, 2011

	CORE BOND INDEX Class A		CORE BOND INDEX Class I
INCEPTION DATE	12/10/93		8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value
One Year	4.78%	2.66%	5.24%
Three Year	8.93%	8.19%	9.29%
Five Year	4.61%	4.20%	N/A
Ten Year	3.92%	3.71%	N/A
Since Inception	4.84%	4.72%	5.10%

Expense Ratios

Gross	0.96%	0.71%
With Applicable Waivers	0.65%	0.30%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2011. Additional information pertaining to the Fund's expense ratio as of October 31, 2011 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Core Bond Index Fund — Growth of $10,000

1The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value-weighted performance index for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Taxable Fixed Income Funds

Fund for Income

Investment Considerations

Bond funds tend to experience smaller fluctuations in value than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio.

Commentary

For the fiscal year ended October 31, 2011, the Fund (Class A shares at net asset value) had a total return of 2.73%. Its benchmark, the Barclays Capital U.S. 1-5-Year Government Bond Index1 had a total return of 1.86%.

The Dow Jones Industrial Average was up 7.5%. The S&P 500 Index was up 8.1%. Commodities were mostly positive due to export optimism and global growth, largely outside of the U.S. Crude futures were up 8%, while gold futures rose 26% per contract by year end. Late 2010 and the first four months of 2011 were quite positive; however, negative economic news dominated the next six months, with a large positive bounce in equity markets for October 2011. In the late spring, the U.S. economic recovery slowed to stall speed and later that summer, U.S. long-term debt was downgraded by S&P and European debt turmoil continued to roil markets worldwide. The latter half of the year was dominated by fear: slowing economics at home and fears of swift Greek default causing a European contagion appear to be realized in a sort of slow moving debacle. In the fall, the U.S. Treasury curve flattened in dramatic fashion as the Fed implemented Operation Twist. Rates fell and bond prices move opposite yields/rates. By the end of October, the various spread sectors had mixed performance versus U.S. Treasuries and was largely driven by the flattening of the yield curve. Longer duration assets such as corporate bonds had a difficult time keeping pace with Treasuries at -0.34% versus duration-neutral Treasury bonds. Even shorter-term debt such as ABS and Agency debt were also down, -0.07% and -0.14%, respectively, versus duration-neutral Treasuries. Only MBS and CMBS outperformed, by 1.14% and 3.3%, respectively, versus duration-neutral Treasuries.

We may see a pop in economic growth in the fourth quarter of 2011 due to the holiday effect, showing up in GDP. Conditions probably warrant a more pessimistic outlook in the first half of 2012. However, short term, the risks likely lie to the upside if fourth quarter 2011 economic data comes in at or above expectations. Both bonds and stocks should be extremely sensitive to headline risk. Expect weak global growth in the short to intermediate term.

Longer term, there remain significant headwinds to the U.S. economic recovery likely causing the Fed to be on hold into the foreseeable future and they have stated as much. Persistent, structural high unemployment (9.1%) should continue to hamper consumer spending which is roughly 70% of GDP. The related ongoing housing problems (approximately four million homes of shadow inventory/foreclosed homes) are likely to generate a protracted and bumpy recovery lending a longer term bid to high quality assets.

While our overall strategy remains the same, we do expect a slow and steady reduction in the Treasury holdings of the portfolio over the next couple of years. We anticipate selectively increasing our allocation to both the single family and multi-family sectors, as opportunity and valuations warrant. We will continue to add to mortgage-backed securities at the expense of Treasuries over the long term.

Our focus has been to deliver a high and reliable income stream to our shareholders, consistent with the preservation of shareholder's capital. The Fund has provided a consistent dividend for the past ten years.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Taxable Fixed Income Funds

Fund for Income (continued)

Average Annual Total Return

Year Ended October 31, 2011

	FUND FOR INCOME Class A		FUND FOR INCOME Class C		FUND FOR INCOME Class R	FUND FOR INCOME Class I
INCEPTION DATE	3/26/99		3/1/02		9/16/87	3/1/11
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value
One Year	2.73%	0.69%	1.93%	0.95%	2.71%	N/A
Three Year	6.63%	5.91%	5.77%	5.77%	6.63%	N/A
Five Year	5.80%	5.37%	4.93%	4.93%	5.79%	N/A
Ten Year	4.34%	4.13%	N/A	N/A	4.29%	N/A
Since Inception	4.95%	4.78%	3.69%	3.69%	6.43%	3.32%

Expense Ratios

Gross	0.97%	1.76%	0.98%	0.68%
With Applicable Waivers	0.97%	1.76%	0.98%	0.68%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2011. Additional information pertaining to the Fund's expense ratio as of October 31, 2011 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund for Income — Growth of $10,000

1The Barclays Capital U.S. 1-5 Year Government Bond Index is a market-weighted index measuring the performance of Treasury and Agency securities issued by the United States Government with maturities of one to five years. The index does not include the effect of expenses of sales charges and is not representative of the fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund

Investment Considerations

Up to 20% of the net assets and some of the income of the Fund may be subject to federal taxes. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Bond funds tend to experience smaller fluctuations in value than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio. The Fund is technically a "non-diversified" fund. As a non-diversified fund, the value of the shares may fluctuate more than shares invested in a broader range of securities.

Commentary

Similar to the beginning of 2010, many people thought that the municipal bond market rally had run its course. However, the first 10 months of 2011 saw an impressive rally in spite of a shaky finish to the fourth quarter of 2010. For the calendar year 2011 through October 31, 2011, the Barclays Capital 5-Year Municipal Bond Index saw a total return of 4.71%. The Fund's benchmark, the Barclays Capital U.S. 7-Year Municipal Bond Index1 (the "Index"), retuned 6.53% for the same period, while the Fund (Class A shares at net asset value) had a return of 6.75% for the ten-month period. The Barclays Master Municipal Bond Index which includes all maturities up and down the curve returned a jaw-dropping 8% through this ten month time period. For the fiscal year ended October 31, 2011, the Fund (Class A shares at net asset value) returned 3.01%, lagging the Index return of 4.10%.

Key factors driving municipal bond yields lower and prices higher were the rally in the treasury market and the considerable decrease in new issue supply. The treasury market rallied strongly in the second and third quarter as the Federal Reserve continued to be concerned about a slow economy and telegraphed their intentions to keep short-term rates anchored very low until at least 2013. This, combined with the turmoil in Europe with Greece and other countries struggling to solve their credit crisis, also fueled the treasury market rally. Even though Standard & Poor's downgraded the AAA long-term credit rating for U.S. treasuries to AA+, they remained the asset class of choice when there was a flight to quality due to problems in Europe and concerns that the interconnection between sovereign debt issues, European Banks and U.S. Banks could lead to a double-dip recession here if Europe cannot solve their financial problems.

On the new issue front, supply of new-issue municipals coming to market is running at a rate that is only around 70% of last year's heavy new issue calendar. Some of this was due to heavy new issuance in the fourth quarter of 2010 which was driven by issuers' concern that the Build America Bond program would not be extended into 2011 so they wanted to

Portfolio Holdings

As a Percentage of Total Investments

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund (continued)

get their financing done in 2010. It turns out their concerns were legitimate as the program was not renewed for 2011. Another factor affecting the light supply in 2011 is the simple fact that municipalities have to cut back on some of their projects because of the soft economy and the need to rein in spending at all levels of government.

After almost six months of consistent weekly net outflows of funds from open-end municipal bond mutual funds, the tide finally turned in the spring. September and October showed consistent levels of net inflows in spite of the sticker shock from lower yields on municipal bonds. Macro municipal-credit concerns that were raised near the end of 2010 turned out to be unfounded. There were some high-profile predictions of defaults totaling $50 to $100 billion this year, but total defaults for the calendar year 2011 are expected to come in under $2 billion. Quite small numbers when you consider the municipal market has nearly $3 trillion in bonds outstanding.

The Fund finished the fiscal year ended October 31, 2011 in the middle of the pack in its peer group as measured by Morningstar. Security selection was a plus to the Fund during the year, but being poorly positioned on the yield curve during the first quarter was a headwind that put the Fund near the back of the pack early. Performance was better in the second and third quarters as our curve positioning paid off and we gained a lot of lost ground. We continue to focus our management on looking for high-quality bonds which we feel are cheaply priced versus the rest of the market and represent good long-term value for the Fund. The Fund's policy of buying only bonds that are rated "A" or better at time of purchase (or if non-rated have similar credit quality to "A"-rated bonds) has proven to be a prudent long-term strategy as our long-term track record remains very favorable. This has allowed us to avoid the year-to-year volatility of the high-yield market.

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund (continued)

Average Annual Total Return

Year Ended October 31, 2010

	NATL MUNI BOND Class A
INCEPTION DATE	2/3/94
	Net Asset Value	Maximum Offering Price
One Year	3.01%	0.90%
Three Year	7.24%	6.52%
Five Year	4.71%	4.29%
Ten Year	4.39%	4.18%
Since Inception	5.25%	5.14%

Expense Ratios

Gross	1.06%
With Applicable Waivers	0.99%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2011. Additional information pertaining to the Fund's expense ratio as of October 31, 2011 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

National Municipal Bond Fund — Growth of $10,000

1The Barclays Capital U.S. 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the index. The index does not include the effect of sales charges and is not representative of the Fund.

It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Tax-Exempt Fixed Income Funds

Ohio Municipal Bond Fund

Investment Considerations

The geographical concentration of portfolio holdings in the Fund may involve increased risk. Up to 20% of the net assets and some of the income of the Fund may be subject to federal taxes. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Bond funds tend to experience smaller fluctuations in value than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio. The Fund is technically a "non-diversified" fund. As a non-diversified fund, the value of the shares may fluctuate more than shares invested in a broader range of securities.

Commentary

Similar to the beginning of 2010, many people thought that the municipal bond market rally had run its course. However, the first 10 months of 2011 saw an impressive rally in spite of a shaky finish to the fourth quarter of 2010. For the calendar year 2011 through October 31, 2011, the Barclays Capital 5-Year Municipal Bond Index saw a total return of 4.71%. The Fund's benchmark, the Barclays Capital U.S. 7-Year Municipal Bond Index1 (the "Index"), retuned 6.53% for the same period, while the Fund (Class A shares at net asset value) had a return of 5.10% for the ten-month period. The Barclays Master Municipal Bond Index which includes all maturities up and down the curve returned a jaw-dropping 8% through this ten month time period. For the fiscal year ended October 31, 2011, the Fund (Class A shares at net asset value) returned 1.44%, lagging the Index return of 4.10%.

Key factors driving municipal bond yields lower and prices higher were the rally in the treasury market and the considerable decrease in new issue supply. The treasury market rallied strongly in the second and third quarter as the Federal Reserve continued to be concerned about a slow economy and telegraphed their intentions to keep short-term rates anchored very low until at least 2013. This, combined with the turmoil in Europe with Greece and other countries struggling to solve their credit crisis, also fueled the treasury market rally. Even though Standard & Poor's downgraded the AAA long-term credit rating for U.S. treasuries to AA+, they remained the asset class of choice when there was a flight to quality due to problems in Europe and concerns that the interconnection between sovereign debt issues, European Banks and U.S. Banks could lead to a double-dip recession here if Europe cannot solve their financial problems.

On the new issue front, supply of new-issue municipals coming to market is running at a rate that is only around 70% of last year's heavy new issue calendar. Some of this was due to heavy new issuance in 4th quarter 2010 which was driven by issuers concern that the

Portfolio Holdings

As a Percentage of Total Investments

The Victory Tax-Exempt Fixed Income Funds

Ohio Municipal Bond Fund (continued)

Build America Bond program would not be extended into 2011 so they wanted to get their financing done in 2010. It turns out their concerns were legitimate as the program was not renewed for 2011. Another factor affecting the light supply in 2011 is the simple fact that municipalities have to cut back on some of their projects because of the soft economy and the need to rein in spending at all levels of government.

After almost six months of consistent weekly net outflows of funds from open-end municipal bond mutual funds, the tide finally turned in the spring. September and October showed consistent levels of net inflows in spite of the sticker shock from lower yields on municipal bonds. Macro municipal-credit concerns that were raised near the end of 2010 turned out to be unfounded. There were some high-profile predictions of defaults totaling $50 to $100 billion this year, but total defaults for the calendar year 2011 are expected to come in under $2 billion. Quite small numbers when you consider the municipal market has nearly $3 trillion in bonds outstanding.

The Fund was in the lower half of the pack in its peer group over the last 12 months. Similar to our competitors, by being limited to buying bonds in just one state, it is hard to add incremental value on the edges without making large duration bets. We would have benefited by having more discount bonds on the long end to take better advantage of the rally. Our concentrated position of short-term pre-refunded bonds also provided a headwind. We are heavily weighted in the three-year maturity space and it materially affected our participation in the rally. Had we been in seven years versus three years it would have made a huge difference over the past 12 months. The Index provided a return of more than double that of the Barclays Capital U.S. 3-Year Municipal Bond Index. The three-year part of the curve was not picked due to its superiority. We currently hold a high concentration of pre-refunded bonds in the three-year area and repositioning that portion of the portfolio is currently not a desirable option as it would generate very large capital gains for our shareholders.

Our high quality kept us out of any credit problems during the year. Similar to last year, we feel we are positioned slightly shorter than our peer group as we head in to 2012 and remain cautious of the market's ability to continue this seemingly never-ending rally.

The Victory Tax-Exempt Fixed Income Funds

Ohio Municipal Bond Fund (continued)

Average Annual Total Return

Year Ended October 31, 2010

	OHIO MUNI BOND Class A
INCEPTION DATE	5/18/90
	Net Asset Value	Maximum Offering Price
One Year	1.44%	–0.55%
Three Year	5.81%	5.09%
Five Year	4.05%	3.63%
Ten Year	3.82%	3.61%
Since Inception	5.59%	5.49%

Expense Ratios

Gross	1.03%
With Applicable Waivers	1.03%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2011. Additional information pertaining to the Fund's expense ratio as of October 31, 2011 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Ohio Municipal Bond Fund — Growth of $10,000

1The Barclays Capital U.S. 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the index. The index does not include the effect of sales charges and is not representative of the Fund.

It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory International Equity Funds

International Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The Fund will invest at least 80% of its net assets in foreign equity securities, seeking long-term growth. The Fund may be appropriate for investors who are comfortable with assuming the added risks associated with investments in foreign countries and investments denominated in foreign currencies. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

For the fiscal year ended October 31, 2011, the Fund (Class A shares at net asset value) returned -6.62%, lagging its benchmark, the MSCI EAFE Index1, which returned (net) -3.65%.

From the nuclear disaster in Japan, to the Arab Spring re-mapping the course for the Middle East, to the restructuring of Greek debt and the ensuing sovereign debt crisis, 2011 has been an eventful year, to say the least.

Obviously, there continues to be a long list of concerns troubling investors. For the developing world, it seems that the trauma caused by the rolling defaults of the 1990s (the Tequila Crisis in 1994, Asian Crisis in 1997, and Russian crisis in 1998) has left a lasting commitment to strong government balance sheets (assisted by rising commodity prices in most cases) and a healthy fear of inflation, both of which served them well in 2008 and once again now. In fact, the issues impacting most major emerging economies are largely cyclical in nature (setting aside the specter of the Chinese property market), and it seems that they are being properly addressed through gradual reform and tighter monetary policy.

Unfortunately, one cannot say the same thing for the developed world.

In the U.S., after a decade of overspending, false promises on entitlements, several rounds of ineffective "stimulus", and weaker tax receipts, local, state and federal governments (and the central bank) find themselves highly indebted, divided, and running out of options. There is no noticeable improvement in underlying employment, consumer confidence, or the housing market, and still policymakers fail to address any of the long-term structural issues surrounding public indebtedness, tax, and entitlement spending. The debate as to how the U.S. moves forward will only get louder. It appears that the Presidential election in 2012 will be one of the most important in generations.

Europe's woes continue as well. By any measure, Greece is clearly insolvent, but technical default seems to be a politically unacceptable outcome (especially when considering the broader implications it might have for the existence of the euro). Instead, bondholders have been coerced by governments to accept a voluntary restructuring of their Greek debt, and bank shareholders have taken significant hits to their equity base. It seems politicians can

Portfolio Holdings

As a Percentage of Total Investments

The Victory International Equity Funds

International Fund (continued)

do nothing but point fingers, dither and debate until they are ultimately replaced. What might have initially cost the Eurozone less than Eur 100 billion to backstop Greece and Portugal, instead has cost equity investors more than Eur 500 billion and counting in lost market capitalization. Moreover, their indecision has sucked liquidity from the interbank market, where LIBOR rates have more than doubled since the summer, resulting in huge unrealized losses across the banking system. This has also allowed the contagion to spread further (to Italy, with nearly Eur 2 trillion in outstanding public debt, most notably). The cost of protection with credit default swaps on Italy have widened to over 550 basis points, from under 200 basis points only six months ago. Amongst investors, this has only reinforced the view that politicians will get nothing done unless it is forced upon them. Already, currency exchanges have begun testing their systems in preparation of trading a new Greek drachma, should it be necessary. Whether or not Europe's politicians have noticed, the bond market has hostilely acquired a seat at the table of all policy decisions. Hopefully, with its back against the wall, Europe will show its resolve to maintain the euro and the Eurozone, in its current form, through stronger and more determined action. In all likelihood, this will mean greater political and economic integration in Europe.

If that were not enough, the cyclical headwinds facing the global economy in the short term have also piled up. Unlike nine months ago when the sluggish pace of the recovery was the topic of debate, now the recovery itself is in question as the economy appears to have relapsed somewhat over the summer months. Until this summer, most emerging economies (and China, in particular) had sailed through the challenges facing the Western world unaffected. Their biggest concerns had actually been related to overheating domestic economies, the impact of any associated policy tightening (given a history of crisis) and the implications of stubbornly high (and still rising) inflation. More recently, though, reported Chinese economic data has suggested weakening economic growth, slower lending, and greater signs of financial distress amongst borrowers (particularly in relation to real estate loans). Recall that at the end of 2008, with its export market slowing, China refocused internally to aggressively maintain growth, at the possible sacrifice of asset quality. Much like 2008, a "hard landing" would have considerable repercussions for energy and commodity markets, luxury goods demand, and overall global growth. It appears that we may have reached a tipping point and, as a result, perhaps monetary easing will be soon to follow.

For the year, the strategy added value across Continental Europe, the UK and the Americas, but detracted in Japan and Asia Pacific (excluding Japan). By sector, the Fund benefited from outperformance in Utilities, Industrials, IT, Telecoms, and Consumer Staples, while underperforming in Financials, Energy, Healthcare, Materials, and Consumer Discretionary. In terms of life cycle, the Fund lagged in Expansion and Innovation, performed in-line with the benchmark in Deceleration, and added value in Maturity and Distress.

As of the end of the fiscal year, the Fund is overweight the Expansion and Deceleration life cycle stages, funded by underweights in Innovation, Maturity and Distress. By sector, the Fund is overweighted most notably in Consumer Staples, as well as Financials and IT, which is counterbalanced by underweights across Materials, Utilities, Industrials, Telecoms, and Consumer Discretionary. Regionally, the Fund is positioned overweight the Americas, the UK and Emerging Markets, while underweight Asia Pacific (excluding Japan), Continental Europe and Japan.

The Victory International Equity Funds

International Fund (continued)

Strategy

Every organization follows a predictable and repetitive pattern of behavior as it grows and develops. Its opportunity is the result of some advantage, be that time-to-market, regulation, intellectual property, location, control of scare assets, brand, etc. But, some of these advantages are more enduring than others over time and the pace at which each individual business progresses will be a function of its growth and competitiveness.

Equity markets, however, are complex networks that cannot easily be characterized or defined. They also change and adapt. Unfortunately, traditional investment approaches have struggled to keep pace. Over the past quarter century, global markets have evolved considerably in terms of breadth, depth and sophistication. Initially, country factors were the predominant factor in predicting returns. The benefits of employing such a basic approach, though, have been systematically eroded over time. More recently, due to globalization, sectors have progressively replaced country in terms of importance. But, just as country borders are man-made lines that can easily be crossed or redrawn, sectors (and styles) are also just simple boxes created by people to (over)simplify things. As a result, sectors too have lost their advantage as they have become the default investment approach, contributing to higher correlations and less dispersion of returns.

The reality is that focusing on well-defined shapes, like countries or sectors, gives the illusion of precision or correctness. But, these simple solutions are imperfect. They are created for convenience and therefore they ultimately lead to distortions and inefficiencies.

As always, the greatest rewards were earned by those investors able to identify these eventual changes in the marketplace early on and to capitalize on them. We advocate that investors distance themselves from other people's convictions and make bets based on their own, using an approach that emphasizes what matters the most; company fundamentals.

To do that, we start with the life cycle. What is this company's level of returns? How is it able to earn them? How will it defend and sustain them? How fast will it grow? How big is the opportunity? We identify milestones to be passed along the way in order to repeatedly measure their success. We speak to management as their decisions can have a meaningful impact as to how capital will be allocated over time. We do our own forecasting and discounted cashflow analysis. We construct portfolios around our best ideas, managing factor risks (such as sectors, regions, size and style) using sophisticated quantitative tools, in order to achieve or exceed our client's objectives.

Our task, as investors, is to measure the size of the opportunity and the sustainability of the advantage period in order to compare it to how it is being priced in the market. We strive to see what others do not, by looking at the world with greater perspective and through a more disciplined lens. Ultimately, our process and rigorous research enable us to discover those investments that are sometimes simply hiding in plain sight.

The Victory International Equity Funds

International Fund (continued)

Average Annual Total Return

Year Ended October 31, 2011

	INTERNATIONAL Class A		INTERNATIONAL Class C		INTERNATIONAL Class I
INCEPTION DATE	11/25/08		11/25/08		11/25/08
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	–6.62%	–12.02%	–7.34%	–8.21%	–6.36%
Three Year	N/A	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	13.72%	11.45%	12.87%	12.87%	14.03%

Expense Ratios

Gross	2.72%	4.29%	1.16%
With Applicable Waivers	1.43%	2.18%	1.16%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2011. Additional information pertaining to the Fund's expense ratio as of October 31, 2011 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

International Fund — Growth of $10,000

1The MSCI Europe, Australasia, Far East (EAFE) Index is an unmanaged Index comprised of more than 1,100 securities issued by foreign companies, is weighted according to the total market value of each security and includes reinvestment of dividends. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. This index does not include the effect of expenses and is not representative of any specific fund or product.

It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory International Equity Funds

International Select Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The Fund will invest at least 80% of its net assets in foreign equity securities, with 50% represented in the MSCI EAFE Index1, ultimately seeking capital appreciation. The Fund may be appropriate for investors who are comfortable with assuming the added risks associated with investments in foreign countries and investments denominated in foreign currencies. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

For the fiscal year ended October 31, 2011, the Fund (Class A shares at net asset value) returned -9.12%, trailing its benchmark, the MSCI EAFE Index1, which returned (net) -3.65%.

From the nuclear disaster in Japan, to the Arab Spring re-mapping the course for the Middle East, to the restructuring of Greek debt and the ensuing sovereign debt crisis, 2011 has been an eventful year, to say the least.

Obviously, there continues to be a long list of concerns troubling investors. For the developing world, it seems that the trauma caused by the rolling defaults of the 1990s (the Tequila Crisis in 1994, Asian Crisis in 1997, and Russian crisis in 1998) has left a lasting commitment to strong government balance sheets (assisted by rising commodity prices in most cases) and a healthy fear of inflation, both of which served them well in 2008 and once again now. In fact, the issues impacting most major emerging economies are largely cyclical in nature (setting aside the specter of the Chinese property market), and it seems that they are being properly addressed through gradual reform and tighter monetary policy.

Unfortunately, one cannot say the same thing for the developed world.

In the U.S., after a decade of overspending, false promises on entitlements, several rounds of ineffective "stimulus", and weaker tax receipts, local, state and federal governments (and the central bank) find themselves highly indebted, divided, and running out of options. There is no noticeable improvement in underlying employment, consumer confidence, or the housing market, and still policymakers fail to address any of the long-term structural issues surrounding public indebtedness, tax, and entitlement spending. The debate as to how the U.S. moves forward will only get louder. It appears that the Presidential election in 2012 will be one of the most important in generations.

Europe's woes continue as well. By any measure, Greece is clearly insolvent, but technical default seems to be a politically unacceptable outcome (especially when considering the broader implications it might have for the existence of the euro). Instead, bondholders have

Portfolio Holdings

As a Percentage of Total Investments

The Victory International Equity Funds

International Select Fund (continued)

been coerced by governments to accept a voluntary restructuring of their Greek debt, and bank shareholders have taken significant hits to their equity base. It seems politicians can do nothing but point fingers, dither and debate until they are ultimately replaced. What might have initially cost the Eurozone less than Eur 100 billion to backstop Greece and Portugal, instead has cost equity investors more than Eur 500 billion and counting in lost market capitalization. Moreover, their indecision has sucked liquidity from the interbank market, where LIBOR rates have more than doubled since the summer, resulting in huge unrealized losses across the banking system. This has also allowed the contagion to spread further (to Italy, with nearly Eur 2 trillion in outstanding public debt, most notably). The cost of protection with credit default swaps on Italy have widened to over 550 basis points, from under 200 basis points only six months ago. Amongst investors, this has only reinforced the view that politicians will get nothing done unless it is forced upon them. Already, currency exchanges have begun testing their systems in preparation of trading a new Greek drachma, should it be necessary. Whether or not Europe's politicians have noticed, the bond market has hostilely acquired a seat at the table of all policy decisions. Hopefully, with its back against the wall, Europe will show its resolve to maintain the euro and the Eurozone, in its current form, through stronger and more determined action. In all likelihood, this will mean greater political and economic integration in Europe.

If that were not enough, the cyclical headwinds facing the global economy in the short term have also piled up. Unlike nine months ago when the sluggish pace of the recovery was the topic of debate, now the recovery itself is in question as the economy appears to have relapsed somewhat over the summer months. Until this summer, most emerging economies (and China, in particular) had sailed through the challenges facing the Western world unaffected. Their biggest concerns had actually been related to overheating domestic economies, the impact of any associated policy tightening (given a history of crisis) and the implications of stubbornly high (and still rising) inflation. More recently, though, reported Chinese economic data has suggested weakening economic growth, slower lending, and greater signs of financial distress amongst borrowers (particularly in relation to real estate loans). Recall that at the end of 2008, with its export market slowing, China refocused internally to aggressively maintain growth, at the possible sacrifice of asset quality. Much like 2008, a "hard landing" would have considerable repercussions for energy and commodity markets, luxury goods demand, and overall global growth. It appears that we may have reached a tipping point and, as a result, perhaps monetary easing will be soon to follow.

For the year, the strategy added value across the Americas, the UK and Continental Europe, but detracted in Japan and Asia Pacific (excluding Japan). By sector, the Fund struggled somewhat with outperformance concentrated in two sectors: Industrials and IT. Similarly, outperformance by life cycle was concentrated in Distress and Deceleration, while the Fund lagged in Expansion, Maturity, and Innovation.

As of the end of the fiscal year, the Fund is overweight the Expansion and Deceleration life cycle stages, funded by underweights in Innovation, Maturity and Distress. By sector, the Fund is overweighted in Financials, Consumer Staples, IT, Healthcare, Industrials, and Telecoms, which is counterbalanced by underweights across Materials, Utilities, Energy, and Consumer Discretionary. Regionally, the Fund is positioned overweight the Americas, the UK and Emerging Markets, while underweight Asia Pacific (excluding Japan), Continental Europe and Japan.

The Victory International Equity Funds

International Select Fund (continued)

Strategy

Every organization follows a predictable and repetitive pattern of behavior as it grows and develops. Its opportunity is the result of some advantage, be that time-to-market, regulation, intellectual property, location, control of scare assets, brand, etc. But, some of these advantages are more enduring than others over time and the pace at which each individual business progresses will be a function of its growth and competitiveness.

Equity markets, however, are complex networks that cannot easily be characterized or defined. They also change and adapt. Unfortunately, traditional investment approaches have struggled to keep pace. Over the past quarter century, global markets have evolved considerably in terms of breadth, depth and sophistication. Initially, country factors were the predominant factor in predicting returns. The benefits of employing such a basic approach, though, have been systematically eroded over time. More recently, due to globalization, sectors have progressively replaced country in terms of importance. But, just as country borders are man-made lines that can easily be crossed or redrawn, sectors (and styles) are also just simple boxes created by people to (over)simplify things. As a result, sectors too have lost their advantage as they have become the default investment approach, contributing to higher correlations and less dispersion of returns.

The reality is that focusing on well-defined shapes, like countries or sectors, gives the illusion of precision or correctness. But, these simple solutions are imperfect. They are created for convenience and therefore they ultimately lead to distortions and inefficiencies.

As always, the greatest rewards were earned by those investors able to identify these eventual changes in the marketplace early on and to capitalize on them. We advocate that investors distance themselves from other people's convictions and make bets based on their own, using an approach that emphasizes what matters the most; company fundamentals.

To do that, we start with the life cycle. What is this company's level of returns? How is it able to earn them? How will it defend and sustain them? How fast will it grow? How big is the opportunity? We identify milestones to be passed along the way in order to repeatedly measure their success. We speak to management as their decisions can have a meaningful impact as to how capital will be allocated over time. We do our own forecasting and discounted cashflow analysis. We construct portfolios around our best ideas, managing factor risks (such as sectors, regions, size and style) using sophisticated quantitative tools, in order to achieve or exceed our client's objectives.

Our task, as investors, is to measure the size of the opportunity and the sustainability of the advantage period in order to compare it to how it is being priced in the market. We strive to see what others do not, by looking at the world with greater perspective and through a more disciplined lens. Ultimately, our process and rigorous research enable us to discover those investments that are sometimes simply hiding in plain sight.

The Victory International Equity Funds

International Select Fund (continued)

Average Annual Total Return

Year Ended October 31, 2011

	INTERNATIONAL SELECT Class A		INTERNATIONAL SELECT Class C		INTERNATIONAL SELECT Class I
INCEPTION DATE	11/25/08		11/25/08		11/25/08
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	–9.12%	–14.32%	–9.83%	–10.68%	–8.85%
Three Year	N/A	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	12.29%	10.05%	11.44%	11.44%	12.60%

Expense Ratios

Gross	3.99%	4.18%	1.12%
With Applicable Waivers	1.41%	2.16%	1.12%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2011. Additional information pertaining to the Fund's expense ratio as of October 31, 2011 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

International Select Fund — Growth of $10,000

1MSCI Europe, Australasia, Far East (EAFE) Index is an unmanaged Index comprised of more than 1,100 securities issued by foreign companies, is weighted according to the total market value of each security and includes reinvestment of dividends. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. This index does not include the effect of expenses and is not representative of any specific fund or product.

It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory International Equity Funds

Global Equity Fund

Investment Considerations

Commentary

For the fiscal year ended October 31, 2011, the Fund (Class A shares at net asset value) returned -0.24%, lagging the benchmark, the MSCI World Index1, which returned (net) 2.31%.

From the nuclear disaster in Japan, to the Arab Spring re-mapping the course for the Middle East, to the restructuring of Greek debt and the ensuing sovereign debt crisis, 2011 has been an eventful year, to say the least.

Obviously, there continues to be a long list of concerns troubling investors. For the developing world, it seems that the trauma caused by the rolling defaults of the 1990s (the Tequila Crisis in 1994, Asian Crisis in 1997, and Russian crisis in 1998) has left a lasting commitment to strong government balance sheets (assisted by rising commodity prices in most cases) and a healthy fear of inflation, both of which served them well in 2008 and once again now. In fact, the issues impacting most major emerging economies are largely cyclical in nature (setting aside the specter of the Chinese property market), and it seems that they are being properly addressed through gradual reform and tighter monetary policy.

Unfortunately, one cannot say the same thing for the developed world.

In the U.S., after a decade of overspending, false promises on entitlements, several rounds of ineffective "stimulus", and weaker tax receipts, local, state and federal governments (and the central bank) find themselves highly indebted, divided, and running out of options. There is no noticeable improvement in underlying employment, consumer confidence, or the housing market, and still policymakers fail to address any of the long-term structural issues surrounding public indebtedness, tax, and entitlement spending. The debate as to how the U.S. moves forward will only get louder. It appears that the Presidential election in 2012 will be one of the most important in generations.

Europe's woes continue as well. By any measure, Greece is clearly insolvent, but technical default seems to be a politically unacceptable outcome (especially when considering the broader implications it might have for the existence of the euro). Instead, bondholders have been coerced by governments to accept a voluntary restructuring of their Greek debt, and bank shareholders have taken significant hits to their equity base. It seems politicians can do nothing but point fingers, dither and debate until they are ultimately replaced. What might have initially cost the Eurozone less than Eur 100 billion to backstop Greece and Portugal, instead has cost equity investors more than Eur 500 billion and counting in lost market capitalization. Moreover, their indecision has sucked liquidity from the interbank market, where LIBOR rates have more than doubled since the summer, resulting in huge unrealized losses across the banking system. This has also allowed the contagion to spread further (to Italy, with nearly Eur 2 trillion in outstanding public debt, most notably). The cost of protection with credit default swaps on Italy have widened to over 550 basis points, from under 200 basis points only six months ago. Amongst investors, this has only reinforced

Portfolio Holdings

As a Percentage of Total Investments

The Victory International Equity Funds

Global Equity Fund (continued)

the view that politicians will get nothing done unless it is forced upon them. Already, currency exchanges have begun testing their systems in preparation of trading a new Greek drachma, should it be necessary. Whether or not Europe's politicians have noticed, the bond market has hostilely acquired a seat at the table of all policy decisions. Hopefully, with its back against the wall, Europe will show its resolve to maintain the euro and the Eurozone, in its current form, through stronger and more determined action. In all likelihood, this will mean greater political and economic integration in Europe.

If that were not enough, the cyclical headwinds facing the global economy in the short term have also piled up. Unlike nine months ago when the sluggish pace of the recovery was the topic of debate, now the recovery itself is in question as the economy appears to have relapsed somewhat over the summer months. Until this summer, most emerging economies (and China, in particular) had sailed through the challenges facing the Western world unaffected. Their biggest concerns had actually been related to overheating domestic economies, the impact of any associated policy tightening (given a history of crisis) and the implications of stubbornly high (and still rising) inflation. More recently, though, reported Chinese economic data has suggested weakening economic growth, slower lending, and greater signs of financial distress amongst borrowers (particularly in relation to real estate loans). Recall that at the end of 2008, with its export market slowing, China refocused internally to aggressively maintain growth, at the possible sacrifice of asset quality. Much like 2008, a "hard landing" would have considerable repercussions for energy and commodity markets, luxury goods demand, and overall global growth. It appears that we may have reached a tipping point and, as a result, perhaps monetary easing will be soon to follow.

For the year, the strategy added value across the Americas, the UK and Continental Europe, but detracted in Japan and Asia Pacific (excluding Japan). By sector, the Fund struggled somewhat with outperformance concentrated in two sectors: Industrials and IT. Similarly, outperformance by life cycle was concentrated in Distress and Deceleration, while the Fund lagged in Expansion, Maturity, and Innovation.

As of the end of the fiscal year, the Fund is overweight the Expansion and Deceleration life cycle stages, funded by underweights in Innovation, Maturity and Distress. By sector, the Fund is overweighted in Consumer Discretionary, IT, and Consumer Staples, counterbalanced by underweights across Utilities, Materials, Energy, Industrials and Healthcare. Regionally, the Fund is positioned overweight the UK, Continental Europe and Emerging Markets, while underweight Asia Pacific (excluding Japan), North America, and Japan.

Strategy

Every organization follows a predictable and repetitive pattern of behavior as it grows and develops. Its opportunity is the result of some advantage, be that time-to-market, regulation, intellectual property, location, control of scare assets, brand, etc. But, some of these advantages are more enduring than others over time and the pace at which each individual business progresses will be a function of its growth and competitiveness.

Equity markets, however, are complex networks that cannot easily be characterized or defined. They also change and adapt. Unfortunately, traditional investment approaches have struggled to keep pace. Over the past quarter century, global markets have evolved considerably in terms of breadth, depth and sophistication. Initially, country factors were the predominant factor in predicting returns. The benefits of employing such a basic approach, though, have been systematically eroded over time. More recently, due to

The Victory International Equity Funds

Global Equity Fund (continued)

globalization, sectors have progressively replaced country in terms of importance. But, just as country borders are man-made lines that can easily be crossed or redrawn, sectors (and styles) are also just simple boxes created by people to (over)simplify things. As a result, sectors too have lost their advantage as they have become the default investment approach, contributing to higher correlations and less dispersion of returns.

The reality is that focusing on well-defined shapes, like countries or sectors, gives the illusion of precision or correctness. But, these simple solutions are imperfect. They are created for convenience and therefore they ultimately lead to distortions and inefficiencies.

As always, the greatest rewards were earned by those investors able to identify these eventual changes in the marketplace early on and to capitalize on them. We advocate that investors distance themselves from other people's convictions and make bets based on their own, using an approach that emphasizes what matters the most; company fundamentals.

To do that, we start with the life cycle. What is this company's level of returns? How is it able to earn them? How will it defend and sustain them? How fast will it grow? How big is the opportunity? We identify milestones to be passed along the way in order to repeatedly measure their success. We speak to management as their decisions can have a meaningful impact as to how capital will be allocated over time. We do our own forecasting and discounted cashflow analysis. We construct portfolios around our best ideas, managing factor risks (such as sectors, regions, size and style) using sophisticated quantitative tools, in order to achieve or exceed our client's objectives.

Our task, as investors, is to measure the size of the opportunity and the sustainability of the advantage period in order to compare it to how it is being priced in the market. We strive to see what others do not, by looking at the world with greater perspective and through a more disciplined lens. Ultimately, our process and rigorous research enable us to discover those investments that are sometimes simply hiding in plain sight.

The Victory International Equity Funds

Global Equity Fund (continued)

Average Annual Total Return

Year Ended October 31, 2011

	GLOBAL EQUITY Class A		GLOBAL EQUITY Class C		GLOBAL EQUITY Class I
INCEPTION DATE	3/17/10		3/17/10		3/17/10
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	–0.24%	–5.98%	–1.04%	–2.01%	0.03%
Three Year	N/A	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	5.71%	1.92%	4.89%	4.89%	5.94%

Expense Ratios

Gross	5.82%	6.57%	5.11%
With Applicable Waivers	1.41%	2.16%	1.16%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2011. Additional information pertaining to the Fund's expense ratio as of October 31, 2011 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Global Equity Fund — Growth of $10,000

1The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. The index consists of 23 developed country indexes, including the United States. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Portfolios  Schedule of Portfolio Investments
Value Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (2.1%)
Automatic Data Processing, Inc., 0.05% (a), 11/1/11 (b)	$2,202	$2,202
Total Commercial Paper (Amortized Cost $2,202)		2,202
Common Stocks (93.9%)
Agricultural Operations (2.5%):
Archer-Daniels-Midland Co.	91,000	2,634
Banks (6.6%):
JPMorgan Chase & Co.	50,000	1,738
U.S. Bancorp	97,000	2,482
Wells Fargo & Co.	113,000	2,928
		7,148
Chemicals (1.4%):
CF Industries Holdings, Inc.	1,000	162
Potash Corp. of Saskatchewan, Inc.	29,000	1,373
		1,535
Computers & Peripherals (6.3%):
Cisco Systems, Inc.	200,000	3,706
Hewlett-Packard Co.	115,000	3,060
		6,766
Cosmetics & Toiletries (2.9%):
Procter & Gamble Co.	49,000	3,136
Cruise Lines (1.3%):
Carnival Corp.	39,000	1,373
Electronics (2.6%):
Avnet, Inc. (c)	16,000	485
General Electric Co.	139,000	2,323
		2,808
Energy — Alternative Sources (1.3%):
First Solar, Inc. (c)	28,000	1,394
Entertainment (1.2%):
The Walt Disney Co.	38,000	1,325
Heavy Machinery (1.3%):
Deere & Co.	19,000	1,442
Insurance (1.7%):
MetLife, Inc.	53,000	1,864
Manufacturing — Diversified (0.2%):
Parker Hannifin Corp.	2,000	163
Manufacturing — Miscellaneous (2.7%):
3M Co.	36,000	2,845
Medical Services (1.1%):
UnitedHealth Group, Inc.	24,000	1,152

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Value Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Minerals (2.6%):
BHP Billiton Ltd., Sponsored ADR	700	$55
New Gold, Inc. (c)	222,000	2,748
		2,803
Mining (22.3%):
Agnico-Eagle Mines Ltd.	95,000	4,122
Allied Nevada Gold Corp. (c)	54,000	2,051
Barrick Gold Corp.	110,000	5,445
Hecla Mining Co. (c)	102,000	639
Minefinders Corp. Ltd. (c)	114,000	1,615
Newmont Mining Corp.	83,000	5,547
Pan American Silver Corp.	83,000	2,321
Silver Wheaton Corp.	66,000	2,284
		24,024
Oil & Gas (0.9%):
Suncor Energy, Inc.	29,000	925
Oil & Gas Exploration — Production & Services (5.1%):
Apache Corp.	15,000	1,494
Chesapeake Energy Corp.	94,000	2,643
Transocean Ltd.	24,000	1,372
		5,509
Oil Companies — Integrated (5.5%):
Chevron Corp.	26,000	2,731
Exxon Mobil Corp.	36,000	2,811
Hess Corp.	6,000	376
		5,918
Oilfield Services & Equipment (2.4%):
Weatherford International Ltd. (c)	163,000	2,527
Pharmaceuticals (7.3%):
Johnson & Johnson	41,000	2,640
Merck & Co., Inc.	68,000	2,346
Pfizer, Inc.	150,000	2,889
		7,875
Primary Metal & Mineral Production (0.0%):
Freeport-McMoRan Copper & Gold, Inc.	1,000	40
Restaurants (1.7%):
Darden Restaurants, Inc.	38,000	1,819
Retail (1.6%):
Target Corp.	32,000	1,752
Retail — Discount (2.3%):
Wal-Mart Stores, Inc.	44,000	2,496
Semiconductors (3.9%):
Intel Corp.	173,000	4,245
Software & Computer Services (2.7%):
Microsoft Corp.	110,000	2,929

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Value Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities — Electric (2.5%):
Exelon Corp.	38,000	$1,687
The AES Corp. (c)	93,000	1,043
		2,730
Total Common Stocks (Cost $101,280)		101,177
Exchange-Traded Funds (1.8%)
PowerShares DB Agriculture Fund, 0.45%	64	1,946
Total Exchange-Traded Funds (Cost $1,952)		1,946
Investment Companies (2.9%)
Central Fund of Canada Ltd., Class A, 0.01%	139,000	3,139
Total Investment Companies (Cost $2,942)		3,139
Total Investments (Cost $108,376) — 100.7%		108,464
Liabilities in excess of other assets — (0.7)%		(712)
NET ASSETS — 100.0%		$107,752

(a)  Rate represents the effective yield at purchase.

(b)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Non-income producing security.

ADR — American Depositary Receipt

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Stock Index Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (2.9%)
Automatic Data Processing, Inc., 0.05% (a), 11/1/11 (b)	$1,012	$1,012
Total Commercial Paper (Amortized Cost $1,012)		1,012
Common Stocks (92.7%)
Advertising (0.1%):
Interpublic Group of Cos., Inc.	1,364	13
Omnicom Group, Inc.	797	35
		48
Aerospace/Defense (2.1%):
B.F. Goodrich Co.	356	44
Boeing Co.	2,113	139
General Dynamics Corp.	1,031	66
Honeywell International, Inc.	2,231	117
Lockheed Martin Corp.	785	60
Northrop Grumman Corp.	793	46
Raytheon Co.	1,008	44
Rockwell Collins, Inc.	438	24
United Technologies Corp.	2,591	202
		742
Agricultural Operations (0.2%):
Archer-Daniels-Midland Co.	1,927	56
Airlines (0.1%):
Southwest Airlines Co.	2,292	20
Aluminum (0.1%):
Alcoa, Inc.	3,034	33
Apparel (0.1%):
Ralph Lauren Corp.	185	29
Apparel & Footwear (0.5%):
Coach, Inc.	824	54
Nike, Inc., Class B	1,083	104
VF Corp.	247	34
		192
Audio & Video Products (0.0%):
Harman International Industries, Inc.	199	9
Automotive (0.5%):
AutoNation, Inc. (c)	141	5
Ford Motor Co. (c)	10,834	127
PACCAR, Inc.	1,042	45
		177
Automotive Parts (0.3%):
Eaton Corp.	1,193	53
Genuine Parts Co.	447	26
O'Reilly Automotive, Inc. (c)	388	30
		109

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Banks (5.2%):
Bank of America Corp.	28,894	$197
Bank of New York Mellon Corp.	3,515	75
BB&T Corp.	1,987	46
Citigroup, Inc.	8,319	263
Comerica, Inc.	573	15
Fifth Third Bancorp	2,622	32
First Horizon National Corp.	752	5
Huntington Bancshares, Inc.	2,461	13
JPMorgan Chase & Co.	11,117	386
KeyCorp (d)	2,717	19
M&T Bank Corp.	358	27
Northern Trust Corp.	687	28
PNC Financial Services Group, Inc.	1,500	81
Regions Financial Corp.	3,589	14
State Street Corp.	1,437	58
SunTrust Banks, Inc.	1,531	30
U.S. Bancorp	5,477	140
Wells Fargo & Co.	15,053	390
Zions Bancorporation	525	9
		1,828
Beverages (2.4%):
Beam, Inc.	440	22
Brown-Forman Corp., Class B	288	22
Coca-Cola Co.	6,546	447
Coca-Cola Enterprises, Inc.	909	24
Constellation Brands, Inc., Class A (c)	497	10
Dr Pepper Snapple Group, Inc.	619	23
Molson Coors Brewing Co.	465	20
PepsiCo, Inc.	4,512	284
		852
Biotechnology (1.0%):
Amgen, Inc.	2,635	151
Biogen Idec, Inc. (c)	692	80
Gilead Sciences, Inc. (c)	2,199	92
Life Technologies Corp. (c)	515	21
		344
Brokerage Services (0.3%):
Charles Schwab Corp.	3,073	37
Thermo Fisher Scientific, Inc. (c)	1,089	55
Waters Corp. (c)	260	21
		113
Building Materials (0.1%):
Masco Corp.	1,020	10
Vulcan Materials Co.	368	11
		21

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Building — Residential & Commercial (0.0%):
D.R. Horton, Inc.	793	$9
Casino Services (0.0%):
International Game Technology	851	15
Chemicals (2.0%):
Air Products & Chemicals, Inc.	608	52
Airgas, Inc.	194	13
CF Industries Holdings, Inc.	205	33
Dow Chemical Co.	3,368	94
E.I. du Pont de Nemours & Co.	2,659	128
Eastman Chemical Co.	400	16
Ecolab, Inc.	661	36
FMC Corp.	204	16
Monsanto Co.	1,525	111
PPG Industries, Inc.	449	39
Praxair, Inc.	861	87
Sigma-Aldrich Corp.	348	23
The Mosaic Co.	789	46
		694
Coal (0.2%):
Alpha Natural Resources, Inc. (c)	646	16
Consol Energy, Inc.	646	28
Peabody Energy Corp.	772	33
		77
Commercial Services (0.8%):
Cintas Corp.	318	9
Fidelity National Information Services, Inc.	707	19
Iron Mountain, Inc.	579	18
Moody's Corp.	574	20
Netflix, Inc. (c)	150	12
Paychex, Inc.	919	27
Quanta Services, Inc. (c)	605	13
SAIC, Inc. (c)	787	10
Visa, Inc., Class A	1,458	136
		264
Computers (0.3%):
Accenture PLC, Class A	1,837	111
Computers & Peripherals (7.1%):
Apple, Inc. (c)	2,643	1,070
Cisco Systems, Inc.	15,682	291
Computer Sciences Corp.	442	14
Dell, Inc. (c)	4,421	70
EMC Corp. (c)	5,887	144
Hewlett-Packard Co.	5,914	157
International Business Machines Corp.	3,405	629
Lexmark International Group, Inc. (c)	226	7
NetApp, Inc. (c)	1,050	43

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
SanDisk Corp. (c)	682	$34
Teradata Corp. (c)	480	29
Western Digital Corp. (c)	665	18
		2,506
Consumer Products (0.5%):
Clorox Co.	375	25
Colgate-Palmolive Co.	1,387	126
Newell Rubbermaid, Inc.	831	12
		163
Containers & Packaging (0.1%):
Ball Corp.	466	16
Bemis, Inc.	295	8
Owens-Illinois, Inc. (c)	468	10
Sealed Air Corp.	457	8
		42
Cosmetics & Toiletries (1.8%):
Avon Products, Inc.	1,228	22
Estee Lauder Cos., Class A	322	32
International Flavors & Fragrances, Inc.	231	14
Kimberly-Clark Corp.	1,117	78
Procter & Gamble Co.	7,834	501
		647
Cruise Lines (0.1%):
Carnival Corp.	1,318	46
Data Processing (0.1%):
The Dun & Bradstreet Corp.	140	10
Total System Services, Inc.	467	9
		19
Distribution/Wholesale (0.4%):
Costco Wholesale Corp.	1,248	104
Fastenal Co.	841	32
		136
E-Commerce & Services (0.8%):
Amazon.com, Inc. (c)	1,035	221
Monster Worldwide, Inc. (c)	368	3
Priceline.com, Inc. (c)	142	72
		296
Electrical Equipment (0.4%):
Emerson Electric Co.	2,123	102
W.W. Grainger, Inc.	173	30
		132
Electronics (2.0%):
Amphenol Corp., Class A	484	23
FLIR Systems, Inc.	455	12
General Electric Co.	30,223	505

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Johnson Controls, Inc.	1,938	$64
L-3 Communications Holdings, Inc.	300	20
Molex, Inc.	390	9
PerkinElmer, Inc.	322	7
TE Connectivity Ltd.	1,234	44
		684
Energy — Alternative Sources (0.0%):
First Solar, Inc. (c)	167	8
Engineering (0.1%):
Fluor Corp.	496	28
Jacobs Engineering Group, Inc. (c)	364	14
		42
Entertainment (0.5%):
The Walt Disney Co.	5,292	185
Environmental Control (0.3%):
Republic Services, Inc.	913	26
Stericycle, Inc. (c)	246	21
Waste Management, Inc.	1,346	44
		91
Financial Services (2.6%):
American Express Co.	2,961	150
Ameriprise Financial, Inc.	673	31
BlackRock, Inc.	286	45
Capital One Financial Corp.	1,310	60
CME Group, Inc.	191	53
Discover Financial Services	1,556	37
E*TRADE Financial Corp. (c)	724	8
Equifax, Inc.	349	12
Federated Investors, Inc., Class B	265	5
Goldman Sachs Group, Inc.	1,442	158
H&R Block, Inc.	872	13
IntercontinentalExchange, Inc. (c)	209	27
Janus Capital Group, Inc.	532	3
Legg Mason, Inc.	374	10
MasterCard, Inc., Class A	304	106
Morgan Stanley	4,232	75
NYSE Euronext	746	20
SLM Corp.	1,466	20
T. Rowe Price Group, Inc.	731	39
The Nasdaq OMX Group, Inc. (c)	364	9
Western Union Co.	1,790	31
		912
Food Distributors, Supermarkets & Wholesalers (0.3%):
Safeway, Inc.	998	19
SUPERVALU, Inc.	605	5
Sysco Corp.	1,690	47
The Kroger Co.	1,725	40
		111

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Food Processing & Packaging (1.6%):
Campbell Soup Co.	513	$17
ConAgra, Inc.	1,182	30
Dean Foods Co. (c)	524	5
General Mills, Inc.	1,844	71
H.J. Heinz Co.	915	49
Hershey Foods Corp.	441	25
Hormel Foods Corp.	396	12
J.M. Smucker Co.	325	25
Kellogg Co.	712	39
Kraft Foods, Inc., Class A	5,035	177
McCormick & Co., Inc.	377	18
Mead Johnson Nutrition Co., Class A	581	42
Sara Lee Corp.	1,679	30
Tyson Foods, Inc., Class A	845	16
		556
Forest Products & Paper (0.2%):
International Paper Co.	1,246	34
MeadWestvaco Corp.	487	14
Weyerhaeuser Co.	1,536	28
		76
Health Care (1.0%):
CareFusion Corp. (c)	638	16
Coventry Health Care, Inc. (c)	424	13
DaVita, Inc. (c)	266	19
DENTSPLY International, Inc.	403	15
Humana, Inc.	476	40
McKesson Corp.	702	57
Medtronic, Inc.	3,011	105
WellPoint, Inc.	1,028	71
		336
Healthcare — Products (0.3%):
Covidien PLC	1,407	66
Edwards Lifesciences Corp. (c)	328	25
		91
Heavy Machinery (0.8%):
Caterpillar, Inc.	1,842	174
Deere & Co.	1,180	90
		264
Home Builders (0.0%):
Lennar Corp., Class A	458	8
Pulte Group, Inc. (c)	961	5
		13
Hospitals (0.0%):
Tenet Healthcare Corp. (c)	1,350	6

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Hotels & Motels (0.2%):
Marriott International, Inc., Class A	765	$24
Starwood Hotels & Resorts Worldwide, Inc.	548	28
Wynn Resorts Ltd.	228	30
		82
Household Goods — Appliances, Furnishings & Electronics (0.1%):
Leggett & Platt, Inc.	404	9
Whirlpool Corp.	218	11
		20
Insurance (3.7%):
ACE Ltd.	964	70
Aetna, Inc.	1,063	42
Aflac, Inc.	1,332	60
Allstate Corp.	1,473	39
American International Group, Inc.	1,245	31
Aon Corp.	931	43
Assurant, Inc.	269	10
Berkshire Hathaway, Inc., Class B (c)	5,014	390
CIGNA Corp.	770	34
Cincinnati Financial Corp.	465	14
Genworth Financial, Inc., Class A (c)	1,399	9
Hartford Financial Services Group, Inc.	1,270	24
Lincoln National Corp.	879	17
Loews Corp.	887	35
Marsh & McLennan Cos., Inc.	1,544	47
MetLife, Inc.	3,015	106
Principal Financial Group	894	23
Progressive Corp.	1,821	35
Prudential Financial, Inc.	1,386	75
The Chubb Corp.	815	55
The Travelers Cos., Inc.	1,194	70
Torchmark Corp.	300	12
Unum Group	865	21
XL Group PLC	936	20
		1,282
Internet Business Services (1.8%):
Akamai Technologies, Inc. (c)	526	14
eBay, Inc. (c)	3,270	104
Expedia, Inc.	555	15
Google, Inc., Class A (c)	718	426
Juniper Networks, Inc. (c)	1,520	37
Symantec Corp. (c)	2,138	36
VeriSign, Inc.	474	15
		647
Internet Service Provider (0.2%):
Yahoo!, Inc. (c)	3,600	56

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Investment Companies (0.2%):
Franklin Resources, Inc.	415	$44
Invesco Ltd.	1,285	26
		70
Lodging (0.0%):
Wyndham Worldwide Corp.	468	16
Machine — Diversified (0.4%):
Cummins, Inc.	555	55
Dover Corp.	530	29
Flowserve Corp.	159	15
Rockwell Automation, Inc.	408	28
Roper Industries, Inc.	274	22
		149
Machinery — Construction & Mining (0.1%):
Joy Global, Inc.	300	26
Manufacturing — Diversified (0.6%):
Illinois Tool Works, Inc.	1,401	68
Ingersoll-Rand PLC	944	30
Leucadia National Corp.	565	15
Parker Hannifin Corp.	442	36
Tyco International Ltd.	1,324	60
		209
Manufacturing — Miscellaneous (0.8%):
3M Co.	2,023	160
Danaher Corp.	1,622	79
ITT Industries, Inc.	528	24
Pall Corp.	332	17
Textron, Inc.	791	15
		295
Media (1.0%):
Cablevision Systems Corp., Class A	642	9
Discovery Communications, Inc., Class A (c)	780	34
News Corp., Class A	6,516	114
Scripps Networks Interactive, Class A	281	12
Time Warner, Inc.	2,979	104
Viacom, Inc., Class B	1,638	72
		345
Medical Services (0.7%):
Express Scripts, Inc. (c)	1,392	64
Laboratory Corp. of America Holdings (c)	289	24
Quest Diagnostics, Inc.	451	25
UnitedHealth Group, Inc.	3,068	147
		260
Medical Supplies (1.1%):
Baxter International, Inc.	1,620	89
Becton Dickinson & Co.	620	48

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Boston Scientific Corp. (c)	4,364	$26
C.R. Bard, Inc.	247	21
Intuitive Surgical, Inc. (c)	111	48
Patterson Cos., Inc.	267	8
St. Jude Medical, Inc.	939	37
Stryker Corp.	941	45
Varian Medical Systems, Inc. (c)	334	20
Zimmer Holdings, Inc. (c)	543	29
		371
Medical — Information Systems (0.1%):
Cerner Corp. (c)	415	26
Mining (0.4%):
Cliffs Natural Resources, Inc.	416	29
Newmont Mining Corp.	1,409	94
		123
Motorcycles (0.1%):
Harley-Davidson, Inc.	674	26
Newspapers (0.0%):
Gannett Co., Inc.	687	8
Office Equipment & Supplies (0.2%):
Avery Dennison Corp.	302	8
Pitney Bowes, Inc.	576	12
Staples, Inc.	2,022	30
Xerox Corp.	4,001	33
		83
Oil & Gas (0.1%):
Marathon Petroleum Corp.	1,016	36
Oil & Gas Exploration — Production & Services (2.2%):
Anadarko Petroleum Corp.	1,419	111
Apache Corp.	1,095	109
Cabot Oil & Gas Corp.	298	23
Chesapeake Energy Corp.	1,884	53
Denbury Resources, Inc. (c)	1,147	18
Devon Energy Corp.	1,187	77
Diamond Offshore Drilling, Inc.	198	13
EOG Resources, Inc.	766	68
EQT Corp.	426	27
Helmerich & Payne, Inc.	305	16
Murphy Oil Corp.	552	31
Nabors Industries Ltd. (c)	820	15
Newfield Exploration Co. (c)	377	15
Noble Energy, Inc.	503	45
ONEOK, Inc.	295	22
Pioneer Natural Resources Co.	333	28
QEP Resources, Inc.	504	18
Range Resources Corp.	459	32

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Rowan Cos., Inc. (c)	363	$13
Southwestern Energy Co. (c)	992	42
		776
Oil Companies — Integrated (6.5%):
Chevron Corp.	5,711	600
ConocoPhillips Co.	3,915	273
Exxon Mobil Corp.	13,862	1,082
Hess Corp.	862	54
Marathon Oil Corp.	2,036	53
Occidental Petroleum Corp.	2,317	215
		2,277
Oil Marketing & Refining (0.2%):
Sunoco, Inc.	306	11
Tesoro Corp. (c)	410	11
Valero Energy Corp.	1,631	40
		62
Oilfield Services & Equipment (1.8%):
Baker Hughes, Inc.	1,244	72
Cameron International Corp. (c)	699	34
FMC Technologies, Inc. (c)	685	31
Halliburton Co.	2,622	98
National-Oilwell Varco, Inc.	1,208	86
Noble Corp. (c)	720	26
Schlumberger Ltd.	3,847	283
		630
Paint, Varnishes & Enamels (0.1%):
The Sherwin-Williams Co.	252	21
Pharmaceuticals (6.0%):
Abbott Laboratories	4,438	239
Allergan, Inc.	877	74
AmerisourceBergen Corp.	768	31
Bristol-Myers Squibb Co.	4,863	154
Cardinal Health, Inc.	982	43
Celgene Corp. (c)	1,308	85
Eli Lilly & Co.	2,905	108
Forest Laboratories, Inc. (c)	783	25
Hospira, Inc. (c)	470	15
Johnson & Johnson	7,813	503
Medco Health Solutions, Inc. (c)	1,099	60
Merck & Co., Inc.	8,784	303
Mylan Laboratories, Inc. (c)	1,215	24
Pfizer, Inc.	22,245	428
Watson Pharmaceuticals, Inc. (c)	359	24
		2,116

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Pipelines (0.5%):
El Paso Corp.	2,196	$55
Spectra Energy Corp.	1,854	53
Williams Cos., Inc.	1,679	51
		159
Primary Metal & Mineral Production (0.3%):
Freeport-McMoRan Copper & Gold, Inc.	2,703	109
Titanium Metals Corp.	238	4
		113
Publishing (0.1%):
McGraw-Hill Cos., Inc.	859	36
R.R. Donnelley & Sons Co.	535	9
The Washington Post Co., Class B	14	5
		50
Radio & Television (0.7%):
Comcast Corp., Class A	7,838	184
Time Warner Cable, Inc., Class A	927	59
		243
Railroads (0.8%):
CSX Corp.	3,123	69
Norfolk Southern Corp.	992	73
Union Pacific Corp.	1,392	139
		281
Real Estate (0.0%):
CBRE Group, Inc. (c)	927	16
Real Estate Investment Trusts (1.6%):
Apartment Investment & Management Co., Class A	344	8
AvalonBay Communities, Inc.	268	36
Boston Properties, Inc.	419	41
Equity Residential Properties Trust	845	50
HCP, Inc.	1,161	46
Health Care REIT, Inc.	506	27
Host Hotels & Resorts, Inc.	2,013	29
Kimco Realty Corp.	1,160	20
Plum Creek Timber Co., Inc.	462	17
Prologis, Inc.	1,309	39
Public Storage, Inc.	404	52
Simon Property Group, Inc.	837	108
Ventas, Inc.	821	46
Vornado Realty Trust	526	44
		563

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Restaurants (1.3%):
Darden Restaurants, Inc.	384	$19
McDonald's Corp.	2,942	273
Starbucks Corp.	2,127	90
Yum! Brands, Inc.	1,324	71
		453
Retail (0.4%):
CarMax, Inc. (c)	645	19
Chipotle Mexican Grill, Inc. (c)	89	30
Target Corp.	1,925	106
		155
Retail — Apparel/Shoe (0.3%):
Abercrombie & Fitch Co., Class A	248	18
Gap, Inc.	989	19
Limited Brands, Inc.	706	30
Ross Stores, Inc.	330	29
Urban Outfitters, Inc. (c)	338	9
		105
Retail — Department Stores (0.4%):
J.C. Penney Co., Inc.	407	13
Kohl's Corp.	801	42
Macy's, Inc.	1,218	37
Nordstrom, Inc.	467	24
Sears Holdings Corp. (c)	110	9
		125
Retail — Discount (1.1%):
Big Lots, Inc. (c)	187	7
Family Dollar Stores, Inc.	343	20
TJX Cos., Inc.	1,086	64
Wal-Mart Stores, Inc.	5,012	284
		375
Retail — Drug Stores (0.6%):
CVS Caremark Corp.	3,834	139
Walgreen Co.	2,581	86
		225
Retail — Food (0.1%):
Whole Foods Market, Inc.	450	32
Retail — Specialty Stores (1.0%):
AutoZone, Inc. (c)	83	27
Bed Bath & Beyond, Inc. (c)	698	43
Best Buy Co., Inc.	864	23
GameStop Corp., Class A (c)	397	10
Lowe's Cos., Inc.	3,594	75
The Home Depot, Inc.	4,460	160
Tiffany & Co.	363	29
		367

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Rubber & Rubber Products (0.0%):
Goodyear Tire & Rubber Co. (c)	697	$10
Savings & Loans (0.1%):
Hudson City Bancorp, Inc.	1,504	9
People's United Financial, Inc.	1,073	14
		23
Schools & Educational Services (0.1%):
Apollo Group, Inc. (c)	350	16
DeVry, Inc.	176	7
		23
Semiconductors (2.3%):
Advanced Micro Devices, Inc. (c)	1,656	10
Altera Corp.	924	35
Analog Devices, Inc.	854	31
Applied Materials, Inc.	3,756	46
Broadcom Corp., Class A	1,373	50
Intel Corp.	14,971	367
JDS Uniphase Corp. (c)	650	8
KLA-Tencor Corp.	476	22
Linear Technology Corp.	650	21
LSI Logic Corp. (c)	1,633	10
MEMC Electronic Materials, Inc. (c)	657	4
Microchip Technology, Inc.	543	20
Micron Technology, Inc. (c)	2,862	16
Novellus Systems, Inc. (c)	199	7
NVIDIA Corp. (c)	1,721	26
Teradyne, Inc. (c)	531	8
Texas Instruments, Inc.	3,294	101
Xilinx, Inc.	756	25
		807
Software & Computer Services (4.0%):
Adobe Systems, Inc. (c)	1,408	42
Autodesk, Inc. (c)	652	23
Automatic Data Processing, Inc.	1,396	73
BMC Software, Inc. (c)	500	17
CA, Inc.	1,079	23
Citrix Systems, Inc. (c)	537	39
Cognizant Technology Solutions Corp., Class A (c)	866	63
Compuware Corp. (c)	623	5
Electronic Arts, Inc. (c)	953	22
F5 Networks, Inc. (c)	230	24
Fiserv, Inc. (c)	404	24
Intuit, Inc.	867	47
Microsoft Corp.	21,260	566
Oracle Corp.	11,265	369
Red Hat, Inc. (c)	550	27
Salesforce.com, Inc. (c)	386	52
		1,416

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Staffing (0.0%):
Robert Half International, Inc.	413	$11
Steel (0.4%):
AK Steel Holding Corp.	314	3
Allegheny Technologies, Inc.	303	14
Nucor Corp.	902	34
Precision Castparts Corp.	411	67
United States Steel Corp.	411	10
		128
Telecommunications (0.1%):
Frontier Communications Corp.	2,837	18
Telecommunications — Services & Equipment (1.5%):
Agilent Technologies, Inc. (c)	990	37
American Tower Corp., Class A (c)	1,128	62
Corning, Inc.	4,479	64
Harris Corp.	343	13
Jabil Circuit, Inc.	520	11
MetroPCS Communications, Inc. (c)	836	7
Motorola Mobility Holdings, Inc. (c)	746	29
Motorola Solutions, Inc.	861	40
QUALCOMM, Inc.	4,789	247
Tellabs, Inc.	1,040	5
		515
Television (0.4%):
CBS Corp., Class B	1,910	49
The DIRECTV Group, Inc., Class A (c)	2,105	96
		145
Tobacco (1.7%):
Altria Group, Inc.	5,905	163
Lorillard, Inc.	395	44
Philip Morris International, Inc.	5,008	350
Reynolds American, Inc.	964	37
		594
Tools & Hardware Manufacturing (0.1%):
Snap-on, Inc.	166	9
Stanley Black & Decker, Inc.	480	31
		40
Toys (0.1%):
Hasbro, Inc.	345	13
Mattel, Inc.	978	28
		41

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Transportation Services (0.9%):
C.H. Robinson Worldwide, Inc.	470	$33
Expeditors International of Washington, Inc.	605	28
FedEx Corp.	904	74
United Parcel Service, Inc., Class B	2,796	196
		331
Trucking & Leasing (0.0%):
Ryder System, Inc.	146	7
Utilities — Electric (3.2%):
Ameren Corp.	689	22
American Electric Power Co.	1,375	54
CenterPoint Energy, Inc.	1,214	25
CMS Energy Corp.	718	15
Consolidated Edison Co. of New York, Inc.	835	48
Constellation Energy Group, Inc.	574	23
Dominion Resources, Inc.	1,623	84
DTE Energy Co.	483	25
Duke Energy Corp.	3,797	77
Edison International	929	38
Entergy Corp.	504	35
Exelon Corp.	1,889	84
FirstEnergy Corp.	1,192	53
Integrys Energy Group, Inc.	222	12
NextEra Energy, Inc.	1,204	68
NiSource, Inc.	800	18
Northeast Utilities	504	17
NRG Energy, Inc. (c)	688	15
Pepco Holdings, Inc.	645	13
PG&E Corp.	1,147	49
Pinnacle West Capital Corp.	311	14
PPL Corp.	1,647	48
Progress Energy, Inc.	840	44
Public Service Enterprise Group, Inc.	1,442	48
SCANA Corp.	327	14
Southern Co.	2,445	106
TECO Energy, Inc.	615	11
The AES Corp. (c)	1,874	21
Wisconsin Energy Corp.	666	22
Xcel Energy, Inc.	1,382	36
		1,139
Utilities — Natural Gas (0.1%):
NICOR, Inc.	130	7
Sempra Energy	683	37
		44
Utilities — Telecommunications (2.6%):
AT&T, Inc.	16,896	495
CenturyTel, Inc.	1,758	62
Sprint Nextel Corp. (c)	8,537	22

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Stock Index Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Verizon Communications, Inc.	8,070	$298
Windstream Corp.	1,454	18
		895
Total Common Stocks (Cost $14,214)		32,566
Investment Companies (4.1%)
SPDR Trust Series I (e)	11,600	1,455
Total Investment Companies (Cost $1,529)		1,455
Total Investments (Cost $16,755) — 99.7%		35,033
Other assets in excess of liabilities — 0.3%		113
NET ASSETS — 100.0%		$35,146

(a)  Rate represents the effective yield at purchase.

(b)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Non-income producing security.

(d)  Investment in affiliate and represents 0.1% of net assets.

(e)  All or a portion of this security has been designated as collateral for futures contracts.

PLC — Public Liability Co.

REIT — Real Estate Investment Trust

	Contracts	Value
Futures Contracts (2.7%):
E-Mini S&P 500, expiring December 19, 2011	15	$937
Total Futures Contracts (Cost $868)

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Established Value Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (6.5%)
Automatic Data Processing, Inc., 0.05% (a), 11/1/11 (b)	$54,452	$54,452
Total Commercial Paper (Amortized Cost $54,452)		54,452
Common Stocks (93.1%)
Aerospace/Defense (1.4%):
Raytheon Co.	258,000	11,401
Apparel & Footwear (0.8%):
VF Corp.	48,000	6,635
Automotive Parts (3.4%):
Autoliv, Inc.	163,000	9,417
Genuine Parts Co.	143,000	8,212
Penske Automotive Group, Inc.	520,500	10,613
		28,242
Banks (2.9%):
City National Corp.	185,000	7,848
Cullen/Frost Bankers, Inc.	209,000	10,249
SunTrust Banks, Inc.	301,000	5,939
		24,036
Chemicals (0.9%):
PPG Industries, Inc.	91,000	7,863
Commercial Services (2.7%):
Choice Hotels International, Inc.	232,000	8,303
Cintas Corp.	478,000	14,288
		22,591
Computers (1.7%):
Seagate Technology PLC	861,000	13,905
Containers & Packaging (1.4%):
Sonoco Products Co.	387,000	12,148
Electronics (3.0%):
Hubbell, Inc., Class B	176,000	10,523
Johnson Controls, Inc.	438,600	14,443
		24,966
Financial Services (2.7%):
Affiliated Managers Group, Inc. (c)	123,000	11,391
Capitol Federal Financial, Inc.	1,019,100	11,302
		22,693
Food Distributors, Supermarkets & Wholesalers (1.3%):
Ralcorp Holdings, Inc. (c)	130,000	10,509
Food Processing & Packaging (2.5%):
Corn Products International, Inc.	160,825	7,800
Kellogg Co.	250,000	13,553
		21,353

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Established Value Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (3.4%):
DENTSPLY International, Inc.	484,000	$17,889
Hill-Rom Holdings, Inc.	324,000	10,909
		28,798
Insurance (9.5%):
Alleghany Corp. (c)	37,062	11,760
Arch Capital Group Ltd. (c)	408,000	14,676
Marsh & McLennan Cos., Inc.	611,000	18,709
The Chubb Corp.	251,000	16,830
W.R. Berkley Corp.	492,000	17,126
		79,101
Iron/Steel (1.5%):
Reliance Steel & Aluminum Co.	277,700	12,272
Machine — Diversified (3.0%):
Dover Corp.	219,000	12,161
Kennametal, Inc.	339,000	13,184
		25,345
Manufacturing — Diversified (6.1%):
Ingersoll-Rand PLC	388,000	12,078
Leucadia National Corp.	432,000	11,590
Mohawk Industries, Inc. (c)	261,000	13,742
Parker Hannifin Corp.	169,500	13,823
		51,233
Manufacturing — Miscellaneous (1.2%):
ITT Industries, Inc.	226,000	10,306
Medical Services (1.6%):
Quest Diagnostics, Inc.	245,000	13,671
Medical Supplies (4.3%):
C.R. Bard, Inc.	139,000	11,947
Hologic, Inc. (c)	677,000	10,913
Zimmer Holdings, Inc. (c)	241,500	12,710
		35,570
Oil & Gas Exploration — Production & Services (4.3%):
Cimarex Energy Co.	127,039	8,131
Devon Energy Corp.	154,000	10,002
Helmerich & Payne, Inc.	207,000	11,008
Patterson-UTI Energy, Inc.	344,000	6,990
		36,131
Oil Marketing & Refining (1.3%):
Valero Energy Corp.	452,000	11,119
Packaging & Containers (1.4%):
Rock-Tenn Co., Class A	202,000	11,956
Paint, Varnishes & Enamels (2.6%):
RPM International, Inc.	600,000	13,482
The Sherwin-Williams Co.	99,000	8,188
		21,670

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Established Value Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Pipelines (2.7%):
National Fuel Gas Co.	143,000	$8,765
Questar Corp.	719,000	13,855
		22,620
Real Estate Investment Trusts (2.0%):
Alexandria Real Estate Equities, Inc.	109,000	7,204
Regency Centers Corp.	234,000	9,584
		16,788
Restaurants (1.7%):
Darden Restaurants, Inc.	289,000	13,837
Retail — Department Stores (2.0%):
Kohl's Corp.	309,000	16,380
Retail — Specialty Stores (1.1%):
PetSmart, Inc.	188,000	8,827
Semiconductors (4.6%):
Analog Devices, Inc.	351,000	12,836
KLA-Tencor Corp.	280,000	13,185
Lam Research Corp. (c)	292,000	12,553
		38,574
Software & Computer Services (2.8%):
DST Systems, Inc.	193,000	9,687
Ingram Micro, Inc., Class A (c)	760,000	13,589
		23,276
Staffing (1.4%):
Robert Half International, Inc.	442,000	11,682
Steel (1.2%):
Allegheny Technologies, Inc.	218,000	10,115
Transportation Services (1.2%):
Con-way, Inc.	348,500	10,270
Utilities — Electric (4.5%):
Alliant Energy Corp.	345,000	14,069
Hawaiian Electric Industries, Inc.	438,000	11,094
Xcel Energy, Inc.	468,000	12,098
		37,261
Utilities — Natural Gas (3.0%):
Energen Corp.	203,000	9,959
Sempra Energy	284,000	15,260
		25,219
Total Common Stocks (Cost $680,711)		778,363

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Established Value Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Exchange-Traded Funds (1.5%)
iShares Russell Midcap Value Index Fund	282,000	$12,245
Total Exchange-Traded Funds (Cost $11,344)		12,245
Total Investments (Cost $746,507) — 101.1%		845,060
Liabilities in excess of other assets — (1.1)%		(9,082)
NET ASSETS — 100.0%		$835,978

(a)  Rate represents the effective yield at purchase.

(b)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Non-income producing security.

PLC — Public Liability Co.

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2011

(Amounts in Thousands, Except Per Share Amounts)

	Value Fund	Stock Index Fund		Established Value Fund
ASSETS:
Investments, at value (Cost $108,376, $16,755, $746,507)	$108,464	$35,033		$845,060
Cash	50	50		50
Cash held as collateral for futures	—	60		—
Interest and dividends receivable	56	37		671
Receivable for capital shares issued	3	50		1,126
Receivable for investments sold	254	—		—
Receivable from Adviser	13	14		9
Prepaid expenses	21	15		19
Total Assets	108,861	35,259		846,935
LIABILITIES:
Payable for investments purchased	793	—		7,766
Payable for capital shares redeemed	213	60		2,389
Payable for variation margin on futures contracts	—	24		—
Accrued expenses and other payables:
Investment advisory fees	67	7		320
Administration fees	9	3		65
Custodian fees	3	3		7
Transfer agent fees	5	7		118
Chief Compliance Officer fees	— (a)	—	(a)	1
Trustees' fees	1	—	(a)	3
Shareholder servicing fees	3	6		84
12b-1 fees	1	—		121
Other accrued expenses	14	3		83
Total Liabilities	1,109	113		10,957
NET ASSETS:
Capital	143,119	18,864		713,678
Accumulated undistributed net investment income (loss)	19	35		324
Accumulated net realized gains (losses) from investments and futures	(35,474)	(2,100)		23,423
Net unrealized appreciation on investments and futures	88	18,347		98,553
Net Assets	$107,752	$35,146		$835,978
Net Assets
Class A Shares	$13,779	$17,921		$469,365
Class C Shares	348	—		—
Class R Shares	1,377	17,225		302,485
Class I Shares	92,248	—		64,128
Total	$107,752	$35,146		$835,978
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	1,324	936		18,164
Class C Shares	34	—		—
Class R Shares	133	901		11,795
Class I Shares	8,897	—		2,483
Total	10,388	1,837		32,442
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$10.41	$19.14		$25.84
Class C Shares (c)	$10.23	—		—
Class R Shares	$10.36	$19.12		$25.64
Class I Shares	$10.37	—		$25.83
Maximum sales charge — Class A Shares	5.75%	5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$11.05	$20.31		$27.42

(a)  Rounds to less than $1

(b)  Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2011

(Amounts in Thousands)

	Value Fund	Stock Index Fund	Established Value Fund
Investment Income:
Interest income	$2	$1	$50
Dividend income	2,384	714	12,324
Income from securities lending, net	4	—	24
Total Income	2,390	715	12,398
Expenses:
Investment advisory fees	1,000	90	3,584
Administration fees	136	49	721
Shareholder servicing fees — Class A Shares	63	29	1,025
Shareholder servicing fees — Class R Shares	—	41	—
12b-1 fees — Class C Shares	4	—	—
12b-1 fees — Class R Shares	8	—	1,462
Custodian fees	25	22	90
Transfer agent fees	25	7	134
Transfer agent fees — Class A Shares	5	19	590
Transfer agent fees — Class R Shares	2	12	203
Transfer agent fees — Class I Shares	9	—	2
Trustees' fees	14	4	74
Chief Compliance Officer fees	2	— (a)	10
Legal and audit fees	22	6	120
State registration and filing fees	48	25	69
Other expenses	20	19	140
Total Expenses	1,383	323	8,224
Expenses waived/reimbursed by Adviser	(45)	(37)	(9)
Net Expenses	1,338	286	8,215
Net Investment Income	1,052	429	4,183
Realized/Unrealized Gains (Losses) from Investment Transactions and Futures:
Net realized gains from investment transactions	15,482	2,783	23,670
Net realized gains from futures transactions	—	76	—
Net change in unrealized appreciation/depreciation on investments and futures	(18,291)	(580)	430
Net realized/unrealized gains (losses) from investments and futures	(2,809)	2,279	24,100
Change in net assets resulting from operations	$(1,757)	$2,708	$28,283

(a)  Rounds to less than $1.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Value Fund		Stock Index Fund		Established Value Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
From Investment Activities:
Operations:
Net investment income	$1,052	$1,395	$429	$429	$4,183	$2,169
Net realized gains from investment transactions	15,482	8,770	2,783	3,120	23,670	39,403
Net realized gains from futures	—	—	76	164	—	—
Net change in unrealized appreciation/depreciation on investments and futures	(18,291)	7,156	(580)	1,492	430	45,603
Net increase from payment by the sub-administrator (note 4)	—	167	—	—	—	49
Change in net assets resulting from operations	(1,757)	17,488	2,708	5,205	28,283	87,224
Distributions to Shareholders:
From net investment income:
Class A Shares	(127)	(264)	(243)	(290)	(2,489)	(1,073)
Class C Shares	—	(2)	—	—	—	—
Class R Shares	(3)	(13)	(173)	(156)	(1,312)	(799)
Class I Shares (a)	(928)	(1,391)	—	—	(264)	(22)
From net realized gains:
Class A Shares	—	—	—	—	(21,690)	(2,486)
Class R Shares	—	—	—	—	(17,262)	(3,299)
Class I Shares (a)	—	—	—	—	(719)	—
Change in net assets resulting from distributions to shareholders	(1,058)	(1,670)	(416)	(446)	(43,736)	(7,679)
Change in net assets from capital transactions	(24,586)	(13,779)	(3,000)	(5,585)	293,413	151,578
Change in net assets	(27,401)	2,039	(708)	(826)	277,960	231,123
Net Assets:
Beginning of period	135,153	133,114	35,854	36,680	558,018	326,895
End of period	$107,752	$135,153	$35,146	$35,854	$835,978	$558,018
Accumulated undistributed net investment income (loss)	$19	$(7)	$35	$23	$324	$348

(a)  Class I Shares of Established Value Fund commenced operations on March 1, 2010.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Value Fund		Stock Index Fund		Established Value Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
Capital Transactions:
Class A Shares
Proceeds from shares issued	$9,180	$4,270	$2,686	$4,624	$293,215	$179,038
Dividends reinvested	120	255	231	277	19,392	2,974
Cost of shares redeemed	(21,313)	(11,134)	(7,914)	(9,179)	(133,354)	(59,879)
Total Class A Shares	$(12,013)	$(6,609)	$(4,997)	$(4,278)	$179,253	$122,133
Class C Shares
Proceeds from shares issued	$68	$52	—	—	—	—
Dividends reinvested	—	1	—	—	—	—
Cost of shares redeemed	(241)	(397)	—	—	—	—
Total Class C Shares	$(173)	$(344)	—	—	—	—
Class R Shares
Proceeds from shares issued	$217	$155	$5,995	$4,267	$109,176	$60,786
Dividends reinvested	3	11	171	155	16,751	3,712
Cost of shares redeemed	(462)	(844)	(4,169)	(5,729)	(66,838)	(44,999)
Total Class R Shares	$(242)	$(678)	$1,997	$(1,307)	$59,089	$19,499
Class I Shares (a)
Proceeds from shares issued	$12,747	$6,512	—	—	$60,163	$10,155
Dividends reinvested	928	1,391	—	—	880	22
Cost of shares redeemed	(25,833)	(14,051)	—	—	(5,972)	(231)
Total Class I Shares	$(12,158)	$(6,148)	—	—	$55,071	$9,946
Change in net assets from capital transactions	$(24,586)	$(13,779)	$(3,000)	$(5,585)	$293,413	$151,578
Share Transactions:
Class A Shares
Issued	794	407	139	268	10,944	7,484
Reinvested	10	25	12	16	738	126
Redeemed	(1,851)	(1,077)	(404)	(542)	(5,006)	(2,501)
Total Class A Shares	(1,047)	(645)	(253)	(258)	6,676	5,109
Class C Shares
Issued	6	5	—	—	—	—
Reinvested	—	— (b)	—	—	—	—
Redeemed	(21)	(39)	—	—	—	—
Total Class C Shares	(15)	(34)	—	—	—	—
Class R Shares
Issued	18	15	305	251	4,127	2,559
Reinvested	— (b)	1	9	9	642	159
Redeemed	(39)	(83)	(217)	(340)	(2,549)	(1,895)
Total Class R Shares	(21)	(67)	97	(80)	2,220	823
Class I Shares (a)
Issued	1,107	622	—	—	2,263	429
Reinvested	83	135	—	—	34	1
Redeemed	(2,243)	(1,363)	—	—	(235)	(9)
Total Class I Shares	(1,053)	(606)	—	—	2,062	421
Change in Shares	(2,136)	(1,352)	(156)	(338)	10,958	6,353

(a)  Class I Shares of Established Value Fund commenced operations on March 1, 2010.

(b)  Rounds to less than 1.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Value Fund
	Class A Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$10.83	$9.62		$8.96	$16.12	$16.43
Investment Activities:
Net investment income	0.07	0.08		0.14	0.16	0.23
Net realized and unrealized gains (losses) on investments	(0.43)	1.23		0.66	(5.68)	1.89
Total from Investment Activities	(0.36)	1.31		0.80	(5.52)	2.12
Distributions:
Net investment income	(0.06)	(0.10)		(0.14)	(0.16)	(0.10)
Net realized gains from investments	—	—		—	(1.48)	(2.33)
Total Distributions	(0.06)	(0.10)		(0.14)	(1.64)	(2.43)
Net Asset Value, End of Period	$10.41	$10.83		$9.62	$8.96	$16.12
Total Return (excludes sales charge)	(3.38)%	13.72	%(a)	9.25%	(37.68)%	14.77	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$13,779	$25,670		$29,024	$28,744	$46,436
Ratio of net expenses to average net assets	1.26%	1.24%		1.25%	1.22%	1.19%
Ratio of net investment income to average net assets	0.56%	0.79%		1.63%	1.31%	0.84%
Portfolio turnover (c)	176%	129%		96%	140%	104%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.13% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Value Fund
	Class C Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$10.66	$9.48		$8.84	$15.93	$16.30
Investment Activities:
Net investment income (loss)	(0.03)	—	(a)	0.07	0.06	—	(a)
Net realized and unrealized gains (losses) on investments	(0.40)	1.21		0.65	(5.60)	1.98
Total from Investment Activities	(0.43)	1.21		0.72	(5.54)	1.98
Distributions:
Net investment income	—	(0.03)		(0.08)	(0.07)	(0.02)
Net realized gains from investments	—	—		—	(1.48)	(2.33)
Total Distributions	—	(0.03)		(0.08)	(1.55)	(2.35)
Net Asset Value, End of Period	$10.23	$10.66		$9.48	$8.84	$15.93
Total Return (excludes contingent deferred sales charge)	(4.03)%	12.78	%(b)	8.40%	(38.14)%	13.86	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$348	$523		$785	$832	$727
Ratio of net expenses to average net assets	2.00%	2.00%		2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	(0.21)%	0.04%		0.89%	0.53%	(0.03)%
Ratio of gross expenses to average net assets (d)	4.32%	3.61%		3.04%	3.48%	3.25%
Ratio of net investment income (loss) to average net assets (d)	(2.53)%	(1.57)%		(0.15)%	(0.95)%	(1.27)%
Portfolio turnover (e)	176%	129%		96%	140%	104%

(a)  Rounds to less than $0.01 per share.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.13% lower.

(c)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Value Fund
	Class R Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$10.78	$9.58		$8.92	$16.05	$16.41
Investment Activities:
Net investment income	0.02	0.04		0.11	0.12	0.06
Net realized and unrealized gains (losses) on investments	(0.42)	1.23		0.66	(5.66)	1.98
Total from Investment Activities	(0.40)	1.27		0.77	(5.54)	2.04
Distributions:
Net investment income	(0.02)	(0.07)		(0.11)	(0.11)	(0.07)
Net realized gains from investments	—	—		—	(1.48)	(2.33)
Total Distributions	(0.02)	(0.07)		(0.11)	(1.59)	(2.40)
Net Asset Value, End of Period	$10.36	$10.78		$9.58	$8.92	$16.05
Total Return	(3.70)%	13.27	%(a)	8.91%	(37.91)%	14.21	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,377	$1,655		$2,122	$2,190	$4,204
Ratio of net expenses to average net assets	1.60%	1.60%		1.60%	1.60%	1.60%
Ratio of net investment income to average net assets	0.19%	0.44%		1.30%	0.93%	0.40%
Ratio of gross expenses to average net assets (c)	2.25%	1.99%		1.90%	1.81%	1.75%
Ratio of net investment income to average net assets (c)	(0.46)%	0.05%		1.00%	0.72%	0.24%
Portfolio turnover (d)	176%	129%		96%	140%	104%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.13% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Value Fund
	Class I Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$10.79	$9.58		$8.93	$16.07	$15.32
Investment Activities:
Net investment income	0.10	0.12		0.17	0.20	0.02
Net realized and unrealized gains (losses) on investments	(0.42)	1.23		0.65	(5.66)	0.79
Total from Investment Activities	(0.32)	1.35		0.82	(5.46)	0.81
Distributions:
Net investment income	(0.10)	(0.14)		(0.17)	(0.20)	(0.06)
Net realized gains from investments	—	—		—	(1.48)	—
Total Distributions	(0.10)	(0.14)		(0.17)	(1.68)	(0.06)
Net Asset Value, End of Period	$10.37	$10.79		$9.58	$8.93	$16.07
Total Return (b)	(3.03)%	14.13	%(c)	9.53%	(37.48)%	5.31%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$92,248	$107,305		$101,183	$99,552	$178,599
Ratio of net expenses to average net assets (d)	0.93%	0.93%		0.93%	0.93%	0.91%
Ratio of net investment income to average net assets (d)	0.86%	1.10%		1.94%	1.59%	0.90%
Ratio of gross expenses to average net assets (d) (e)	0.95%	0.94%		0.95%	0.93%	0.91%
Ratio of net investment income to average net assets (d) (e)	0.84%	1.09%		1.92%	1.59%	0.90%
Portfolio turnover (f)	176%	129%		96%	140%	104%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.13% lower.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Stock Index Fund
	Class A Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$18.00	$15.74	$14.43	$23.08	$20.47
Investment Activities:
Net investment income	0.25	0.22	0.24	0.30	0.31
Net realized and unrealized gains (losses) on investments	1.13	2.26	1.31	(8.65)	2.63
Total from Investment Activities	1.38	2.48	1.55	(8.35)	2.94
Distributions:
Net investment income	(0.24)	(0.22)	(0.24)	(0.30)	(0.33)
Total Distributions	(0.24)	(0.22)	(0.24)	(0.30)	(0.33)
Net Asset Value, End of Period	$19.14	$18.00	$15.74	$14.43	$23.08
Total Return (excludes sales charge)	7.69%	15.88%	11.07%	(36.53)%	14.46	%(a)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$17,921	$21,401	$22,781	$27,759	$50,880
Ratio of net expenses to average net assets	0.71%	0.70%	0.70%	0.70%	0.66%
Ratio of net investment income to average net assets	1.29%	1.27%	1.73%	1.51%	1.43%
Ratio of gross expenses to average net assets (b)	0.86%	0.74%	0.80%	0.74%	0.66%
Ratio of net investment income to average net assets (b)	1.14%	1.23%	1.63%	1.47%	1.43%
Portfolio turnover (c)	12%	10%	12%	4%	12%

(a)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Stock Index Fund
	Class R Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$17.98	$15.73	$14.42	$23.06	$20.45
Investment Activities:
Net investment income	0.21	0.18	0.20	0.26	0.28
Net realized and unrealized gains (losses) on investments	1.14	2.26	1.32	(8.64)	2.62
Total from Investment Activities	1.35	2.44	1.52	(8.38)	2.90
Distributions:
Net investment income	(0.21)	(0.19)	(0.21)	(0.26)	(0.29)
Total Distributions	(0.21)	(0.19)	(0.21)	(0.26)	(0.29)
Net Asset Value, End of Period	$19.12	$17.98	$15.73	$14.42	$23.06
Total Return	7.49%	15.61%	10.86%	(36.65)%	14.28	%(a)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$17,225	$14,453	$13,899	$12,832	$20,658
Ratio of net expenses to average net assets	0.90%	0.90%	0.89%	0.90%	0.81%
Ratio of net investment income to average net assets	1.07%	1.06%	1.50%	1.31%	1.27%
Ratio of gross expenses to average net assets (b)	0.94%	0.91%	1.00%	0.93%	0.81%
Ratio of net investment income to average net assets (b)	1.03%	1.05%	1.39%	1.28%	1.27%
Portfolio turnover (c)	12%	10%	12%	4%	12%

(a)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Established Value Fund
	Class A Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$26.06	$21.69		$17.90	$29.70	$30.50
Investment Activities:
Net investment income	0.17	0.13		0.14	0.12	0.09
Net realized and unrealized gains (losses) on investments	1.54	4.73		3.81	(8.61)	4.41
Total from Investment Activities	1.71	4.86		3.95	(8.49)	4.50
Distributions:
Net investment income	(0.17)	(0.12)		(0.16)	(0.12)	(0.10)
Net realized gains from investments	(1.76)	(0.37)		—	(3.19)	(5.20)
Total Distributions	(1.93)	(0.49)		(0.16)	(3.31)	(5.30)
Net Asset Value, End of Period	$25.84	$26.06		$21.69	$17.90	$29.70
Total Return (excludes sales charge)	6.46%	22.69	%(a)	22.31%	(31.79)%	17.34	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$469,365	$299,333		$138,373	$56,715	$12,129
Ratio of net expenses to average net assets	1.07%	1.10%		1.24%	1.12%	1.13%
Ratio of net investment income to average net assets	0.62%	0.57%		0.73%	0.57%	0.33%
Portfolio turnover (c)	38%	49%		61%	75%	35%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Established Value Fund
	Class R Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$25.87	$21.54		$17.77	$29.49	$30.33
Investment Activities:
Net investment income	0.12	0.11		0.14	0.08	0.05
Net realized and unrealized gains (losses) on investments	1.53	4.68		3.77	(8.54)	4.38
Total from Investment Activities	1.65	4.79		3.91	(8.46)	4.43
Distributions:
Net investment income	(0.12)	(0.09)		(0.14)	(0.07)	(0.07)
Net realized gains from investments	(1.76)	(0.37)		—	(3.19)	(5.20)
Total Distributions	(1.88)	(0.46)		(0.14)	(3.26)	(5.27)
Net Asset Value, End of Period	$25.64	$25.87		$21.54	$17.77	$29.49
Total Return	6.28%	22.48	%(a)	22.19%	(31.90)%	17.17	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$302,485	$247,733		$188,522	$165,310	$279,117
Ratio of net expenses to average net assets	1.24%	1.25%		1.31%	1.29%	1.27%
Ratio of net investment income to average net assets	0.47%	0.43%		0.73%	0.33%	0.19%
Portfolio turnover (c)	38%	49%		61%	75%	35%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Established Value Fund
	Class I Shares
	Year Ended October 31, 2011	Period Ended October 31, 2010(a)
Net Asset Value, Beginning of Period	$26.04	$23.70
Investment Activities:
Net investment income	0.23	0.11
Net realized/unrealized gains on investments	1.56	2.36
Total from Investment Activities	1.79	2.47
Distributions:
Net investment income	(0.24)	(0.13)
Net realized gains from investments	(1.76)	—
Total Distributions	(2.00)	(0.13)
Net Asset Value, End of Period	$25.83	$26.04
Total Return (b)	6.81%	10.48	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$64,128	$10,952
Ratio of net expenses to average net assets (d)	0.70%	0.95%
Ratio of net investment income to average net assets (d)	0.92%	0.60%
Ratio of gross expenses to average net assets (d) (e)	0.73%	1.07%
Ratio of net investment income to average net assets (d) (e)	0.95%	0.48%
Portfolio turnover (f)	38%	49%

(a)  Class I Shares commenced operations on March 1, 2010.

(b)  Not annualized for periods less than one year.

(c)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Special Value Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (1.0%)
Automatic Data Processing, Inc., 0.05% (a), 11/1/11 (b)	$7,128	$7,128
Total Commercial Paper (Amortized Cost $7,128)		7,128
Common Stocks (98.3%)
Aerospace/Defense (1.5%):
Spirit AeroSystems Holdings, Inc., Class A (c)	620,000	10,583
Automotive Parts (4.2%):
BorgWarner, Inc. (c)	162,500	12,429
Eaton Corp.	396,200	17,758
		30,187
Banks (3.6%):
CapitalSource, Inc.	1,615,395	10,274
Fifth Third Bancorp	1,278,875	15,359
		25,633
Beverages (1.7%):
Dr Pepper Snapple Group, Inc.	320,000	11,984
Brokerage Services (1.9%):
Waters Corp. (c)	170,000	13,620
Chemicals (2.9%):
Albemarle Corp.	219,200	11,681
FMC Corp.	117,815	9,295
		20,976
Coal (0.9%):
Alpha Natural Resources, Inc. (c)	270,800	6,510
Consumer Products (3.2%):
Church & Dwight Co., Inc.	235,000	10,382
The Warnaco Group, Inc. (c)	250,000	12,275
		22,657
Cosmetics & Toiletries (1.3%):
International Flavors & Fragrances, Inc.	150,000	9,084
Distribution/Wholesale (0.1%):
Fossil, Inc. (c)	9,500	985
Electrical Equipment (2.5%):
AMETEK, Inc.	455,000	17,982
Electronics (1.9%):
Arrow Electronics, Inc. (c)	372,300	13,421
Entertainment (1.4%):
Penn National Gaming, Inc. (c)	285,000	10,260
Financial Services (2.2%):
Ameriprise Financial, Inc.	169,130	7,895
TD AMERITRADE Holding Corp.	490,000	8,222
		16,117

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Special Value Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Food Processing & Packaging (1.3%):
J.M. Smucker Co.	125,000	$9,628
Health Care (1.5%):
CareFusion Corp. (c)	428,865	10,979
Healthcare — Products (0.7%):
Edwards Lifesciences Corp. (c)	61,750	4,657
Hotels & Motels (1.8%):
Starwood Hotels & Resorts Worldwide, Inc.	254,250	12,741
Insurance (4.0%):
Aon Corp.	300,000	13,986
Unum Group	624,000	14,876
		28,862
Internet Business Services (1.0%):
Equinix, Inc. (c)	77,000	7,393
Media (1.6%):
Discovery Communications, Inc., Class A (c)	270,000	11,734
Medical Supplies (1.1%):
C.R. Bard, Inc.	95,200	8,182
Medical — Information Systems (1.6%):
Cerner Corp. (c)	185,000	11,735
Miscellaneous Manufacturing (1.8%):
SPX Corp.	240,000	13,106
Oil & Gas Exploration — Production & Services (5.5%):
Concho Resources, Inc. (c)	119,655	11,334
ENSCO International PLC, Sponsored ADR	350,000	17,381
QEP Resources, Inc.	314,995	11,198
		39,913
Oilfield Services & Equipment (3.2%):
Cameron International Corp. (c)	215,000	10,565
Dresser-Rand Group, Inc. (c)	255,800	12,381
		22,946
Packaging & Containers (1.7%):
Crown Holdings, Inc. (c)	369,715	12,493
Pharmaceuticals (2.0%):
AmerisourceBergen Corp.	360,000	14,688
Real Estate Investment Trusts (5.6%):
Digital Realty Trust, Inc.	253,000	15,770
Essex Property Trust, Inc.	90,000	12,848
SL Green Realty Corp.	169,500	11,694
		40,312
Restaurants (0.9%):
Darden Restaurants, Inc.	139,000	6,655
Retail — Apparel/Shoe (1.2%):
Guess?, Inc.	265,000	8,742

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Special Value Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Retail — Department Stores (1.8%):
Nordstrom, Inc.	250,000	$12,673
Retail — Specialty Stores (2.2%):
Dick's Sporting Goods, Inc. (c)	405,000	15,831
Semiconductors (6.1%):
Altera Corp.	483,700	18,342
Cavium, Inc. (c)	132,072	4,317
Cypress Semiconductor Corp.	620,000	11,848
Semtech Corp. (c)	380,000	9,280
		43,787
Software & Computer Services (6.3%):
Autodesk, Inc. (c)	415,000	14,359
Citrix Systems, Inc. (c)	216,900	15,797
Nuance Communications, Inc. (c)	564,900	14,958
		45,114
Steel (2.0%):
Allegheny Technologies, Inc.	314,300	14,584
Telecommunications — Services & Equipment (2.7%):
Amdocs Ltd. (c)	380,000	11,408
MasTec, Inc. (c)	357,500	7,729
		19,137
Tools & Hardware Manufacturing (1.9%):
Stanley Black & Decker, Inc.	215,000	13,728
Transportation Services (3.3%):
Con-way, Inc.	377,100	11,113
J. B. Hunt Transport Services, Inc.	301,275	12,747
		23,860
Trucking & Leasing (1.4%):
Ryder System, Inc.	200,000	10,188
Utilities — Electric (2.9%):
Wisconsin Energy Corp.	235,000	7,621
Xcel Energy, Inc.	520,000	13,442
		21,063
Utilities — Water (1.9%):
American Water Works Co., Inc.	445,000	13,586
Total Common Stocks (Cost $622,356)		708,316

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Special Value Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Exchange-Traded Funds (0.6%)
Consumer Discretionary Select Sector SPDR Fund	120,500	$4,707
Total Exchange-Traded Funds (Cost $4,320)		4,707
Total Investments (Cost $633,804) — 99.9%		720,151
Other assets in excess of liabilities — 0.1%		372
NET ASSETS — 100.0%		$720,523

(a)  Rate represents the effective yield at purchase.

(b)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Small Company Opportunity Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (6.2%)
Automatic Data Processing, Inc., 0.01% (a), 11/1/11 (b)	$51,534	$51,534
Total Commercial Paper (Amortized Cost $51,534)		51,534
Common Stocks (93.4%)
Aerospace/Defense (0.7%):
LMI Aerospace, Inc. (c)	279,800	5,627
Apparel (0.6%):
Skechers USA, Inc., Class A (c)	371,000	5,290
Apparel & Footwear (1.1%):
Carter's, Inc. (c)	228,900	8,719
Automotive (0.9%):
Group 1 Automotive, Inc.	172,000	7,836
Automotive Parts (0.4%):
Commercial Vehicle Group, Inc. (c)	311,300	3,434
Banks (5.3%):
First Niagara Financial Group, Inc.	791,000	7,269
IBERIABANK Corp.	127,750	6,607
Independent Bank Corp.	328,100	8,505
PacWest Bancorp	322,000	5,680
Prosperity Bancshares, Inc.	233,000	8,968
Umpqua Holdings Corp.	577,000	6,607
		43,636
Brokerage Services (0.8%):
Woodward, Inc.	185,000	6,268
Building Materials (1.5%):
Quanex Building Products Corp.	163,725	2,415
Sterling Construction Co., Inc. (c)	380,000	4,731
Texas Industries, Inc.	170,000	5,100
		12,246
Chemicals (5.9%):
A. Schulman, Inc.	345,176	7,287
H.B. Fuller Co.	619,000	13,302
Olin Corp.	426,464	8,043
Rush Enterprises, Inc., Class A (c)	387,000	7,469
Sensient Technologies Corp.	343,000	12,677
		48,778
Coal (0.9%):
Cloud Peak Energy, Inc. (c)	334,000	7,665
Commercial Services (6.5%):
Diebold, Inc.	319,000	10,297
Fair Isaac Corp.	281,000	7,685
Rent-A-Center, Inc.	243,125	8,303
Sanderson Farms, Inc.	202,275	10,013

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Steiner Leisure Ltd. (c)	250,000	$12,045
Viad Corp.	254,225	5,321
		53,664
Computers & Peripherals (3.4%):
CACI International, Inc., Class A (c)	128,000	7,026
MTS Systems Corp.	212,589	7,796
Synaptics, Inc. (c)	388,000	13,110
		27,932
Distribution/Wholesale (1.3%):
Beacon Roofing Supply, Inc. (c)	335,000	6,174
ScanSource, Inc. (c)	139,450	4,847
		11,021
Electrical Components & Equipment (2.5%):
American Science & Engineering, Inc.	72,800	4,952
Anixter International, Inc. (c)	154,000	9,038
Thomas & Betts Corp. (c)	129,000	6,410
		20,400
Electronics (2.5%):
Benchmark Electronics, Inc. (c)	415,000	5,702
Brady Corp., Class A	307,000	9,431
PerkinElmer, Inc.	251,000	5,188
		20,321
Engineering (1.4%):
EMCOR Group, Inc.	459,000	11,507
Financial Services (0.1%):
KBW, Inc.	82,000	1,161
Food (1.6%):
Ruddick Corp.	190,000	8,305
Snyders-Lance, Inc.	231,000	4,902
		13,207
Food Processing & Packaging (2.7%):
Corn Products International, Inc.	96,705	4,690
Flowers Foods, Inc.	381,000	7,692
Silgan Holdings, Inc.	273,000	10,249
		22,631
Health Care (2.0%):
Greatbatch, Inc. (c)	323,000	7,212
Owens & Minor, Inc.	303,000	9,066
		16,278
Healthcare — Products (0.9%):
Haemonetics Corp. (c)	127,000	7,741
Insurance (7.1%):
Alterra Capital Holdings Ltd.	496,000	10,753
American Financial Group, Inc.	190,000	6,808

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Arthur J. Gallagher & Co.	358,000	$11,062
Delphi Financial Group, Inc.	324,975	8,605
Horace Mann Educators Corp.	158,000	2,125
Infinity Property & Casualty Corp.	135,000	7,825
RLI Corp.	103,602	7,287
Selective Insurance Group, Inc.	288,000	4,617
		59,082
Internet (0.9%):
Websense, Inc. (c)	438,000	7,814
Machine-Diversified (1.4%):
Kadant, Inc. (c)	65,020	1,408
Kennametal, Inc.	270,000	10,500
		11,908
Machinery — Construction & Mining (0.6%):
Astec Industries, Inc. (c)	145,000	4,821
Manufacturing — Diversified (3.4%):
Barnes Group, Inc.	295,000	6,865
Carlisle Cos., Inc.	317,484	13,245
Lincoln Electric Holdings, Inc.	224,000	8,154
		28,264
Manufacturing — Miscellaneous (2.1%):
AptarGroup, Inc.	76,500	3,670
John Bean Technologies Corp.	424,975	6,859
Lancaster Colony Corp.	102,000	6,785
		17,314
Medical Equipment & Supplies (2.3%):
CONMED Corp. (c)	358,300	9,413
STERIS Corp.	318,600	9,870
		19,283
Metal Fabrication (0.8%):
Mueller Industries, Inc.	172,000	6,957
Oil & Gas (0.7%):
HollyFrontier Corp.	188,000	5,770
Oil & Gas Exploration — Production & Services (3.2%):
Atwood Oceanics, Inc. (c)	105,000	4,488
Berry Petroleum Co., Class A	169,000	5,839
Northwest Natural Gas Co.	214,000	9,998
PetroQuest Energy, Inc. (c)	823,000	5,999
		26,324
Oilfield Services & Equipment (1.2%):
Superior Energy Services, Inc. (c)	188,000	5,286
Tesco Corp. (c)	325,000	5,028
		10,314

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Pharmaceuticals (0.9%):
West Pharmaceutical Services, Inc.	$196,550	$7,640
Real Estate Investment Trusts (3.7%):
Healthcare Realty Trust, Inc.	349,000	6,593
Highwoods Properties, Inc.	262,000	8,117
LaSalle Hotel Properties	293,200	7,010
PS Business Parks, Inc.	167,000	8,889
		30,609
Restaurants (0.9%):
Jack in the Box, Inc. (c)	375,000	7,718
Retail (0.8%):
The Cheesecake Factory, Inc. (c)	250,000	6,998
Retail — Apparel/Shoe (1.4%):
Maidenform Brands, Inc. (c)	228,600	5,619
Wolverine World Wide, Inc.	153,955	5,840
		11,459
Retail — Specialty Stores (1.8%):
Casey's General Stores, Inc.	147,000	7,284
Cato Corp., Class A	288,000	7,381
		14,665
Semiconductors (4.4%):
ATMI, Inc. (c)	387,000	7,895
Fairchild Semiconductor International, Inc. (c)	470,571	7,044
Microsemi Corp. (c)	242,000	4,467
MKS Instruments, Inc.	328,000	8,738
QLogic Corp. (c)	580,000	8,103
		36,247
Software & Computer Services (1.0%):
Jack Henry & Associates, Inc.	258,000	8,362
Staffing (1.6%):
Heidrick & Struggles International, Inc.	274,000	5,420
Korn/Ferry International (c)	473,000	7,554
		12,974
Telecommunications — Services & Equipment (0.7%):
Arris Group, Inc. (c)	553,000	5,950
Transportation Services (3.9%):
Alexander & Baldwin, Inc.	148,000	6,143
Arkansas Best Corp.	273,000	5,624
Celadon Group, Inc.	440,396	4,849
GATX Corp.	251,000	9,533
Genesee & Wyoming, Inc., Class A (c)	111,000	6,572
		32,721

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities — Electric (3.6%):
ALLETE, Inc.	252,000	$9,956
Cleco Corp.	280,000	10,324
NorthWestern Corp.	284,000	9,784
		30,064
Utilities — Natural Gas (2.0%):
Energen Corp.	131,000	6,427
WGL Holdings, Inc.	246,000	10,531
		16,958
Total Common Stocks (Cost $679,992)		775,578
Total Investments (Cost $731,526) — 99.6%		827,112
Other assets in excess of liabilities — 0.4%		3,182
NET ASSETS — 100.0%		$830,294

(a)  Rate represents the effective yield at purchase.

(b)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Non-income producing security.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Large Cap Growth Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (4.1%)
Automatic Data Processing, Inc., 0.05% (a), 11/1/11 (b)	$6,839	$6,839
Total Commercial Paper (Amortized Cost $6,839)		6,839
Common Stocks (96.3%)
Banks (0.3%):
JPMorgan Chase & Co.	16,000	556
Biotechnology (2.3%):
Biogen Idec, Inc. (c)	33,600	3,910
Chemicals (5.3%):
Monsanto Co.	74,200	5,398
Potash Corp. of Saskatchewan, Inc.	74,850	3,543
		8,941
Computers & Peripherals (9.3%):
Apple, Inc. (c)	26,750	10,828
EMC Corp. (c)	193,600	4,745
		15,573
E-Commerce & Services (8.0%):
Amazon.com, Inc. (c)	31,525	6,731
Priceline.com, Inc. (c)	13,350	6,778
		13,509
Heavy Machinery (2.4%):
Caterpillar, Inc.	42,250	3,991
Hotels & Motels (3.0%):
Starwood Hotels & Resorts Worldwide, Inc.	101,300	5,076
Internet Business Services (5.7%):
Baidu, Inc., Sponsored ADR (c)	13,300	1,864
Google, Inc., Class A (c)	13,075	7,749
		9,613
Medical Services (2.1%):
Express Scripts, Inc. (c)	78,700	3,599
Miscellaneous Manufacturing (2.1%):
Polypore International, Inc. (c)	67,500	3,540
Oil Companies — Integrated (2.9%):
Occidental Petroleum Corp.	51,850	4,819
Oilfield Services & Equipment (7.1%):
Cameron International Corp. (c)	113,700	5,587
Schlumberger Ltd.	87,250	6,410
		11,997
Pharmaceuticals (12.6%):
Alexion Pharmaceuticals, Inc. (c)	98,700	6,663
Allergan, Inc.	90,650	7,626

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Large Cap Growth Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Perrigo Co.	70,600	$6,374
Vertex Pharmaceuticals, Inc. (c)	16,000	633
		21,296
Railroads (3.3%):
Union Pacific Corp.	55,800	5,556
Real Estate (1.6%):
CBRE Group, Inc. (c)	155,000	2,756
Retail (3.1%):
Chipotle Mexican Grill, Inc. (c)	15,425	5,185
Retail — Discount (2.6%):
Dollar Tree, Inc. (c)	54,950	4,394
Retail — Specialty Stores (2.7%):
Lululemon Athletica, Inc. (c)	81,600	4,609
Semiconductors (2.3%):
ARM Holdings PLC, Sponsored ADR	134,500	3,778
Software (0.3%):
Informatica Corp. (c)	10,000	455
Software & Computer Services (9.2%):
Citrix Systems, Inc. (c)	86,725	6,316
Cognizant Technology Solutions Corp., Class A (c)	126,900	9,232
		15,548
Steel (0.5%):
Precision Castparts Corp.	5,500	897
Telecommunications (1.3%):
Acme Packet, Inc. (c)	59,750	2,164
Telecommunications — Services & Equipment (3.8%):
QUALCOMM, Inc.	123,150	6,354
Transportation Services (2.5%):
Expeditors International of Washington, Inc.	93,800	4,277
Total Common Stocks (Cost $128,180)		162,393
Total Investments (Cost $135,019) — 100.4%		169,232
Liabilities in excess of other assets — (0.4)%		(683)
NET ASSETS — 100.0%		$168,549

(a)  Rate represents the effective yield at purchase.

(b)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2011

(Amounts in Thousands, Except Per Share Amounts)

	Special Value Fund	Small Company Opportunity Fund	Large Cap Growth Fund
ASSETS:
Investments, at value (Cost $633,804, $731,526, $135,019)	$720,151	$827,112	$169,232
Cash	50	50	50
Interest and dividends receivable	171	350	20
Receivable for capital shares issued	641	6,429	101
Receivable for investments sold	15,128	6,847	1,847
Receivable from Adviser	—	—	4
Prepaid expenses	32	30	41
Total Assets	736,173	840,818	171,295
LIABILITIES:
Payable for investments purchased	7,627	8,602	2,250
Payable for capital shares redeemed	7,107	978	322
Accrued expenses and other payables:
Investment advisory fees	423	527	104
Administration fees	60	65	14
Custodian fees	7	6	2
Transfer agent fees	115	97	9
Chief Compliance Officer fees	1	1	— (a)
Trustees' fees	3	3	— (a)
Shareholder servicing fees	117	53	18
12b-1 fees	81	74	6
Other accrued expenses	109	118	21
Total Liabilities	15,650	10,524	2,746
NET ASSETS:
Capital	904,946	736,279	135,896
Accumulated undistributed net investment income (loss)	(51)	124	(3)
Accumulated net realized losses from investments	(270,719)	(1,695)	(1,557)
Net unrealized appreciation on investments	86,347	95,586	34,213
Net Assets	$720,523	$830,294	$168,549
Net Assets
Class A Shares	$388,846	$296,044	$94,814
Class C Shares	26,874	—	6,462
Class R Shares	145,987	186,467	1,005
Class I Shares	158,816	347,783	66,268
Total	$720,523	$830,294	$168,549
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	26,320	9,928	6,490
Class C Shares	1,939	—	470
Class R Shares	10,166	6,465	70
Class I Shares	10,717	11,624	4,532
Total	49,142	28,017	11,562
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$14.77	$29.82	$14.61
Class C Shares (c)	$13.86	—	$13.74
Class R Shares	$14.36	$28.84	$14.27
Class I Shares	$14.82	$29.92	$14.62
Maximum sales charge — Class A Shares	5.75%	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$15.67	$31.64	$15.50

(a)  Rounds to less than $1.

(b)  Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2011

(Amounts in Thousands)

	Special Value Fund	Small Company Opportunity Fund	Large Cap Growth Fund
Investment Income:
Interest income	$19	$51	$9
Dividend income	11,869	12,055	831
Income from securities lending, net	78	28	—
Total Income	11,966	12,134	840
Expenses:
Investment advisory fees	6,867	6,395	1,177
Administration fees	998	777	158
Shareholder servicing fees — Class A Shares	1,556	677	290
12b-1 fees — Class C Shares	343	—	58
12b-1 fees — Class R Shares	900	898	6
Custodian fees	133	101	24
Transfer agent fees	186	145	29
Transfer agent fees — Class A Shares	489	402	25
Transfer agent fees — Class C Shares	70	—	2
Transfer agent fees — Class R Shares	283	194	2
Transfer agent fees — Class I Shares (a)	15	28	3
Trustees' fees	107	80	16
Chief Compliance Officer fees	14	10	2
Legal and audit fees	166	134	27
State registration and filing fees	61	59	69
Other expenses	195	255	46
Total Expenses	12,383	10,155	1,934
Expenses waived/reimbursed by Adviser	—	—	(11)
Net Expenses	12,383	10,155	1,923
Net investment income (loss)	(417)	1,979	(1,083)
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions	163,509	47,775	933
Net change in unrealized appreciation/depreciation on investments	(147,254)	12,629	4,382
Net realized/unrealized gains from investments	16,255	60,404	5,315
Change in net assets resulting from operations	$15,838	$62,383	$4,232

(a) Class I Shares of Large Cap Growth Fund commenced operations on March 1, 2011.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Special Value Fund		Small Company Opportunity Fund		Large Cap Growth Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
From Investment Activities:
Operations:
Net investment income (loss)	$(417)	$424	$1,979	$1,007	$(1,083)	$(577)
Net realized gains from investment transactions	163,509	143,221	47,775	37,124	933	1,783
Net change in unrealized appreciation/depreciation on investments	(147,254)	71,675	12,629	56,460	4,382	16,421
Net increase from payment by the sub-administrator (note 4)	—	87	—	16	—	— (a)
Change in net assets resulting from operations	15,838	215,407	62,383	94,607	4,232	17,627
Distributions to Shareholders:
From net investment income:
Class A Shares	(396)	(1,026)	(475)	(119)	—	—
Class C Shares	—	(3)	—	—	—	—
Class R Shares	—	(13)	(250)	(20)	—	—
Class I Shares (b)	(384)	(700)	(1,352)	(625)	—	—
Change in net assets resulting from distributions to shareholders	(780)	(1,742)	(2,077)	(764)	—	—
Change in net assets from capital transactions	(401,638)	(148,350)	92,400	176,864	38,867	40,918
Change in net assets	(386,580)	65,315	152,706	270,707	43,099	58,545
Net Assets:
Beginning of period	1,107,103	1,041,788	677,588	406,881	125,450	66,905
End of period	$720,523	$1,107,103	$830,294	$677,588	$168,549	$125,450
Accumulated undistributed net investment income (loss)	$(51)	$(49)	$124	$222	$(3)	$(2)

(a) Rounds to less than $1.

(b) Class I Shares of Large Cap Growth Fund commenced operations on March 1, 2011.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Special Value Fund		Small Company Opportunity Fund		Large Cap Growth Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
Capital Transactions:
Class A Shares
Proceeds from shares issued	$140,192	$180,590	$155,203	$111,304	$84,860	$61,346
Dividends reinvested	341	890	378	93	—	—
Cost of shares redeemed	(492,194)	(315,531)	(140,216)	(91,354)	(116,889)	(20,964)
Total Class A Shares	$(351,661)	$(134,051)	$15,365	$20,043	$(32,029)	$40,382
Class C Shares
Proceeds from shares issued	$5,493	$7,216	—	—	$3,875	$1,755
Dividends reinvested	—	2	—	—	—	—
Cost of shares redeemed	(15,508)	(16,017)	—	—	(1,539)	(1,085)
Total Class C Shares	$(10,015)	$(8,799)	—	—	$2,336	$670
Class R Shares
Proceeds from shares issued	$40,016	$63,916	$79,738	$79,731	$1,134	$253
Dividends reinvested	—	12	216	17	—	—
Cost of shares redeemed	(76,479)	(61,774)	(54,096)	(68,845)	(743)	(387)
Total Class R Shares	$(36,463)	$2,154	$25,858	$10,903	$391	$(134)
Class I Shares (a)
Proceeds from shares issued	$70,367	$50,942	$137,185	$193,387	$76,252	—
Dividends reinvested	302	556	1,244	543	—	—
Cost of shares redeemed	(74,168)	(59,152)	(87,252)	(48,012)	(8,083)	—
Total Class I Shares	$(3,499)	$(7,654)	$51,177	$145,918	$68,169	—
Change in net assets from capital transactions	$(401,638)	$(148,350)	$92,400	$176,864	$38,867	$40,918
Share Transactions:
Class A Shares
Issued	8,732	13,050	5,224	4,332	5,632	4,743
Reinvested	20	63	12	4	—	—
Redeemed	(30,799)	(22,840)	(4,673)	(3,563)	(7,817)	(1,687)
Total Class A Shares	(22,047)	(9,727)	563	773	(2,185)	3,056
Class C Shares
Issued	360	550	—	—	270	145
Reinvested	—	— (b)	—	—	—	—
Redeemed	(1,029)	(1,219)	—	—	(109)	(90)
Total Class C Shares	(669)	(669)	—	—	161	55
Class R Shares
Issued	2,576	4,747	2,743	3,260	75	20
Reinvested	—	1	7	1	—	—
Redeemed	(4,924)	(4,588)	(1,851)	(2,878)	(55)	(30)
Total Class R Shares	(2,348)	160	899	383	20	(10)
Class I Shares (a)
Issued	4,271	3,693	4,552	7,573	5,090	—
Reinvested	18	39	43	21	—	—
Redeemed	(4,676)	(4,347)	(2,971)	(1,885)	(558)	—
Total Class I Shares	(387)	(615)	1,624	5,709	4,532	—
Change in Shares	(25,451)	(10,851)	3,086	6,865	2,528	3,101

(a) Class I Shares of Large Cap Growth Fund commenced operations on March 1, 2011.

(b) Rounds to less than 1.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class A Shares
	Year Ended October 31, 2011		Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$14.93		$12.25		$10.78	$20.21	$17.19
Investment Activities:
Net investment income (loss)	(0.01)		0.01		0.06	0.04	0.06
Net realized and unrealized gains (losses) on investments	(0.14	)(a)	2.69		1.46	(8.42)	3.90
Total from Investment Activities	(0.15)		2.70		1.52	(8.38)	3.96
Distributions:
Net investment income	(0.01)		(0.02)		(0.05)	(0.03)	(0.10)
Net realized gains from investments	—		—		—	(1.02)	(0.84)
Total Distributions	(0.01)		(0.02)		(0.05)	(1.05)	(0.94)
Net Asset Value, End of Period	$14.77		$14.93		$12.25	$10.78	$20.21
Total Return (excludes sales charge)	(1.02)%		22.04	%(b)	14.21%	(43.55)%	24.11	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$388,846		$722,165		$711,887	$666,860	$809,314
Ratio of net expenses to average net assets	1.19%		1.18%		1.24%	1.17%	1.17%
Ratio of net investment income (loss) to average net assets	—	%(d)	0.08%		0.52%	0.25%	0.28%
Portfolio turnover (d)	93%		97%		165%	188%	125%

(a)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(c)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  Rounds to less than 0.01%.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class C Shares
	Year Ended October 31, 2011		Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$14.13		$11.70		$10.34	$19.56	$16.77
Investment Activities:
Net investment loss	(0.14	)(a)	(0.13)		(0.05)	(0.10)	(0.07)
Net realized and unrealized gains (losses) on investments	(0.13	)(b)	2.56		1.41	(8.10)	3.74
Total from Investment Activities	(0.27)		2.43		1.36	(8.20)	3.67
Distributions:
Net investment income	—		—	(c)	—	— (c)	(0.04)
Net realized gains from investments	—		—		—	(1.02)	(0.84)
Total Distributions	—		—	(c)	—	(1.02)	(0.88)
Net Asset Value, End of Period	$13.86		$14.13		$11.70	$10.34	$19.56
Total Return (excludes contingent deferred sales charge)	(1.91)%		20.78	%(d)	13.15%	(44.05)%	22.90	%(e)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$26,874		$36,852		$38,335	$39,543	$49,026
Ratio of net expenses to average net assets	2.11%		2.16%		2.19%	2.13%	2.10%
Ratio of net investment loss to average net assets	(0.93)%		(0.90)%		(0.42)%	(0.72)%	(0.68)%
Ratio of gross expenses to average net assets (f)	2.11%		2.16%		2.28%	2.13%	2.10%
Ratio of net investment loss to average net assets (f)	(0.93)%		(0.90)%		(0.51)%	(0.72)%	(0.68)%
Portfolio turnover (g)	93%		97%		165%	188%	125%

(a)  Calculated using average shares for the period.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  Less than $0.01 per share.

(d)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(e)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class R Shares
	Year Ended October 31, 2011		Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$14.55		$11.96		$10.54	$19.82	$16.91
Investment Activities:
Net investment income (loss)	(0.06)		(0.03)		0.01	(0.02)	0.01
Net realized and unrealized gains (losses) on investments	(0.13	)(a)	2.62		1.43	(8.23)	3.81
Total from Investment Activities	(0.19)		2.59		1.44	(8.25)	3.82
Distributions:
Net investment income	—		—	(b)	(0.02)	(0.01)	(0.07)
Net realized gains from investments	—		—		—	(1.02)	(0.84)
Total Distributions	—		—	(b)	(0.02)	(1.03)	(0.91)
Net Asset Value, End of Period	$14.36		$14.55		$11.96	$10.54	$19.82
Total Return	(1.31)%		21.67	%(c)	13.70%	(43.73)%	23.66	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$145,987		$182,091		$147,811	$99,985	$118,250
Ratio of net expenses to average net assets	1.51%		1.49%		1.61%	1.56%	1.48%
Ratio of net investment income (loss) to average net assets	(0.34)%		(0.24)%		0.09%	(0.15)%	(0.04)%
Portfolio turnover (e)	93%		97%		165%	188%	125%

(a)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(b)  Less than $0.01 per share.

(c)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(d)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class I Shares
	Year Ended October 31, 2011		Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$14.95		$12.27		$10.79	$20.22	$18.93
Investment Activities:
Net investment income	0.05		0.06		0.09	0.09	0.01
Net realized and unrealized gains (losses) on investments	(0.14	)(b)	2.68		1.47	(8.41)	1.28
Total from Investment Activities	(0.09)		2.74		1.56	(8.32)	1.29
Distributions:
Net investment income	(0.04)		(0.06)		(0.08)	(0.09)	—
Net realized gains from investments	—		—		—	(1.02)	—
Total Distributions	(0.04)		(0.06)		(0.08)	(1.11)	—
Net Asset Value, End of Period	$14.82		$14.95		$12.27	$10.79	$20.22
Total Return (c)	(0.66)%		22.38	%(d)	14.64%	(43.35)%	6.81%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$158,816		$165,995		$143,755	$123,612	$143,257
Ratio of net expenses to average net assets (e)	0.87%		0.86%		0.87%	0.85%	0.85%
Ratio of net investment income to average net assets (e)	0.29%		0.40%		0.84%	0.57%	0.41%
Portfolio turnover (f)	93%		97%		165%	188%	125%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  Not annualized for periods less than one year.

(d)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(e)  Annualized for periods less than one year.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Small Company Opportunity Fund
	Class A Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$27.35	$22.70	$19.76	$29.09	$31.88
Investment Activities:
Net investment income	0.05	0.03	0.03	0.03	0.11
Net realized and unrealized gains (losses) on investments	2.47	4.63	2.96	(7.83)	2.06
Total from Investment Activities	2.52	4.66	2.99	(7.80)	2.17
Distributions:
Net investment income	(0.05)	(0.01)	(0.05)	(0.02)	(0.11)
Net realized gains from investments	—	—	—	(1.51)	(4.85)
Total Distributions	(0.05)	(0.01)	(0.05)	(1.53)	(4.96)
Net Asset Value, End of Period	$29.82	$27.35	$22.70	$19.76	$29.09
Total Return (excludes sales charge)	9.23%	20.54%	15.21%	(28.13)%	7.33	%(a)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$296,044	$256,084	$195,106	$166,798	$150,621
Ratio of net expenses to average net assets	1.40%	1.43%	1.57%	1.53%	1.20%
Ratio of net investment income to average net assets	0.15%	0.12%	0.16%	0.10%	0.29%
Portfolio turnover (b)	44%	66%	93%	115%	75%

(a)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Small Company Opportunity Fund
	Class R Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008		Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$26.50	$22.03	$19.19	$28.31		$31.19
Investment Activities:
Net investment income (loss)	(0.02)	(0.02)	0.02	—	(a)	0.02
Net realized and unrealized gains (losses) on investments	2.40	4.49	2.87	(7.61)		2.02
Total from Investment Activities	2.38	4.47	2.89	(7.61)		2.04
Distributions:
Net investment income	(0.04)	— (a)	(0.05)	—	(a)	(0.07)
Net realized gains from investments	—	—	—	(1.51)		(4.85)
Total Distributions	(0.04)	— (a)	(0.05)	(1.51)		(4.92)
Net Asset Value, End of Period	$28.84	$26.50	$22.03	$19.19		$28.31
Total Return	8.99%	20.31%	15.14%	(28.21)%		7.03	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$186,467	$147,459	$114,220	$81,279		$114,983
Ratio of net expenses to average net assets	1.60%	1.63%	1.65%	1.62%		1.45%
Ratio of net investment income (loss) to average net assets	(0.06)%	(0.07)%	0.07%	—	%(c)	0.06%
Portfolio turnover (d)	44%	66%	93%	115%		75%

(a)  Less than $0.01 per share.

(b)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  Rounds to less than 0.01%.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Small Company Opportunity Fund
	Class I Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$27.41	$22.73	$19.78	$29.10	$28.99
Investment Activities:
Net investment income	0.16	0.11	0.12	0.13	0.02
Net realized and unrealized gains (losses) on investments	2.48	4.66	2.96	(7.83)	0.11
Total from Investment Activities	2.64	4.77	3.08	(7.70)	0.13
Distributions:
Net investment income	(0.13)	(0.09)	(0.13)	(0.11)	(0.02)
Net realized gains from investments	—	—	—	(1.51)	—
Total Distributions	(0.13)	(0.09)	(0.13)	(1.62)	(0.02)
Net Asset Value, End of Period	$29.92	$27.41	$22.73	$19.78	$29.10
Total Return (b)	9.63%	21.00%	15.80%	(27.83)%	0.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$347,783	$274,045	$97,555	$90,242	$53,316
Ratio of net expenses to average net assets (c)	1.04%	1.05%	1.11%	1.04%	1.05%
Ratio of net investment income to average net assets (c)	0.50%	0.53%	0.66%	0.61%	0.45%
Portfolio turnover (d)	44%	66%	93%	115%	75%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Large Cap Growth Fund
	Class A Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$13.91	$11.30	$9.95	$16.80	$12.76
Investment Activities:
Net investment loss	(0.12)	(0.06)	(0.05)	(0.05)	(0.12)
Net realized and unrealized gains (losses) on investments	0.82	2.67	1.40	(6.80)	4.16
Total from Investment Activities	0.70	2.61	1.35	(6.85)	4.04
Net Asset Value, End of Period	$14.61	$13.91	$11.30	$9.95	$16.80
Total Return (excludes sales charge)	5.03%	23.10%	13.57%	(40.77)%	31.66	%(a)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$94,814	$120,697	$63,497	$8,119	$4,880
Ratio of net expenses to average net assets	1.23%	1.25%	1.26%	1.39%	1.40%
Ratio of net investment loss to average net assets	(0.68)%	(0.65)%	(0.59)%	(0.60)%	(0.88)%
Ratio of gross expenses to average net assets (b)	1.23%	1.25%	1.26%	1.50%	1.75%
Ratio of net investment loss to average net assets (b)	(0.68)%	(0.65)%	(0.59)%	(0.71)%	(1.23)%
Portfolio turnover (c)	82%	51%	92%	131%	54%

(a)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Large Cap Growth Fund
	Class C Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$13.19	$10.81	$9.59	$16.32	$12.48
Investment Activities:
Net investment loss	(0.19)	(0.16)	(0.10)	(0.19)	(0.20)
Net realized and unrealized gains (losses) on investments	0.74	2.54	1.32	(6.54)	4.04
Total from Investment Activities	0.55	2.38	1.22	(6.73)	3.84
Net Asset Value, End of Period	$13.74	$13.19	$10.81	$9.59	$16.32
Total Return (excludes contingent deferred sales charge)	4.17%	22.02%	12.72%	(41.24)%	30.77	%(a)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,462	$4,072	$2,746	$1,183	$1,305
Ratio of net expenses to average net assets	2.10%	2.10%	2.10%	2.10%	2.10%
Ratio of net investment loss to average net assets	(1.58)%	(1.48)%	(1.45)%	(1.35)%	(1.59)%
Ratio of gross expenses to average net assets (b)	2.15%	2.29%	2.66%	2.75%	3.64%
Ratio of net investment loss to average net assets (b)	(1.63)%	(1.67)%	(1.99)%	(2.00)%	(3.13)%
Portfolio turnover (c)	82%	51%	92%	131%	54%

(a)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Large Cap Growth Fund
	Class R Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$13.65	$11.13	$9.83	$16.65	$12.67
Investment Activities:
Net investment loss	(0.20)	(0.16)	(0.10)	(0.07)	(0.13)
Net realized and unrealized gains (losses) on investments	0.82	2.68	1.40	(6.75)	4.11
Total from Investment Activities	0.62	2.52	1.30	(6.82)	3.98
Net Asset Value, End of Period	$14.27	$13.65	$11.13	$9.83	$16.65
Total Return	4.54%	22.64%	13.22%	(40.96)%	31.41	%(a)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,005	$681	$662	$695	$566
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment loss to average net assets	(1.12)%	(1.02)%	(0.94)%	(0.87)%	(1.13)%
Ratio of gross expenses to average net assets (b)	2.35%	2.84%	3.20%	3.28%	4.78%
Ratio of net investment loss to average net assets (b)	(1.82)%	(2.21)%	(2.49)%	(2.50)%	(4.26)%
Portfolio turnover (c)	82%	51%	92%	131%	54%

(a)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Large Cap Growth Fund
Class I Shares
Period Ended October 31, 2011(a)
Net Asset Value, Beginning of Period	$15.46
Investment Activities:
Net investment loss	(0.04)
Net realized and unrealized losses on investments	(0.80)
Total from Investment Activities	(0.84)
Net Asset Value, End of Period	$14.62
Total Return (b)	(5.43)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$66,268
Ratio of net expenses to average net assets (c)	1.02%
Ratio of net investment loss to average net assets (c)	(0.56)%
Portfolio turnover (d)	82%

(a)  Class I Shares commenced operations on March 1, 2011.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Balanced Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Collateralized Mortgage Obligations (0.8%)
Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A4, 5.73% (a), 5/10/45	$45	$50
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class AM, 5.73% (a), 3/15/49	25	25
LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A4, 5.12% (a), 10/15/13	45	48
Morgan Stanley Capital I, Series 2007-IQ16, Class A3, 5.85%, 12/12/16	50	54
Total Collateralized Mortgage Obligations (Cost $170)		177
Commercial Paper (4.9%)
Automatic Data Processing, Inc., 0.05% (b), 11/1/11 (c)	1,121	1,121
Total Commercial Paper (Amortized Cost $1,121)		1,121
Common Stocks (64.0%)
Aerospace/Defense (3.5%):
Boeing Co.	8,600	566
Honeywell International, Inc.	4,800	251
		817
Automotive (1.3%):
Ford Motor Co. (d)	16,000	187
PACCAR, Inc.	2,400	104
		291
Banks (3.3%):
JPMorgan Chase & Co.	14,100	490
U.S. Bancorp	10,400	266
		756
Beverages (4.3%):
Anheuser-Busch InBev NV, Sponsored ADR	7,800	433
Dr Pepper Snapple Group, Inc.	5,700	213
PepsiCo, Inc.	5,600	353
		999
Brokerage Services (1.2%):
Charles Schwab Corp.	23,344	287
Chemicals (2.2%):
Ecolab, Inc.	2,700	146
Monsanto Co.	4,896	356
		502
Commercial Services (0.7%):
Paychex, Inc.	5,271	154
Computers & Peripherals (3.6%):
Apple, Inc. (d)	900	364
Cisco Systems, Inc.	24,800	460
		824

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Electronics (1.8%):
Johnson Controls, Inc.	12,300	$405
Entertainment (1.1%):
The Walt Disney Co.	7,100	248
Food Processing & Packaging (2.4%):
Kraft Foods, Inc., Class A	7,993	281
Nestle SA, Sponsored ADR	4,886	282
		563
Forest Products & Paper (0.8%):
International Paper Co.	6,900	191
Health Care (1.6%):
Medtronic, Inc.	10,600	368
Home Builders (0.4%):
Toll Brothers, Inc. (d)	5,200	91
Hotels & Motels (0.7%):
Starwood Hotels & Resorts Worldwide, Inc.	3,200	160
Insurance (1.7%):
MetLife, Inc.	10,922	384
Internet Business Services (6.1%):
eBay, Inc. (d)	14,400	458
Google, Inc., Class A (d)	1,075	637
Juniper Networks, Inc. (d)	12,500	306
		1,401
Medical Services (1.0%):
Express Scripts, Inc. (d)	4,900	224
Oil & Gas Exploration — Production & Services (4.4%):
Anadarko Petroleum Corp.	4,208	330
Apache Corp.	3,500	349
Chesapeake Energy Corp.	11,600	326
		1,005
Oil Companies — Integrated (1.8%):
Exxon Mobil Corp.	5,200	406
Oilfield Services & Equipment (3.4%):
Halliburton Co.	4,799	179
Schlumberger Ltd.	7,456	548
Weatherford International Ltd. (d)	4,300	67
		794
Pharmaceuticals (4.2%):
Medco Health Solutions, Inc. (d)	2,400	132
Merck & Co., Inc.	6,100	210
Pfizer, Inc.	23,600	455
Vertex Pharmaceuticals, Inc. (d)	4,300	170
		967

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Radio & Television (0.7%):
Comcast Corp., Class A	6,700	$157
Retail (1.9%):
Target Corp.	8,117	444
Retail — Specialty Stores (1.2%):
Lowe's Cos., Inc.	12,693	267
Semiconductors (1.9%):
Intel Corp.	17,900	439
Software & Computer Services (3.6%):
Autodesk, Inc. (d)	6,800	235
Microsoft Corp.	22,454	598
		833
Steel (0.7%):
Nucor Corp.	4,392	166
Telecommunications — Services & Equipment (0.6%):
American Tower Corp., Class A (d)	2,600	143
Transportation Services (1.9%):
United Parcel Service, Inc., Class B	6,200	436
Total Common Stocks (Cost $14,448)		14,722
Corporate Bonds (8.3%)
Aerospace/Defense (0.1%):
Lockheed Martin Corp., 5.50%, 11/15/39	$5	$6
United Technologies Corp.
5.38%, 12/15/17	5	6
6.13%, 7/15/38	5	6
		18
Agriculture (0.1%):
Philip Morris International, Inc., 4.50%, 3/26/20	10	11
Banks (1.2%):
Asian Development Bank, 4.50%, 9/4/12, MTN	15	16
Bank of America Corp., 5.65%, 5/1/18	20	20
Bank of New York Mellon Corp., Series G, 4.95%, 11/1/12, MTN	15	16
Bank of Nova Scotia, 2.25%, 1/22/13	10	10
European Investment Bank
2.38%, 3/14/14	10	10
5.13%, 9/13/16	15	18
Inter-American Development Bank, 4.50%, 9/15/14	20	22
International Bank Recon & Development, 7.63%, 1/19/23	5	7
KFW
4.13%, 10/15/14	15	16
4.00%, 1/27/20	15	17
Korea Developmental Bank, 5.75%, 9/10/13	20	21
Landwirtsch Rentenbank, 1.88%, 9/24/12	10	10

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Morgan Stanley
5.30%, 3/1/13	$5	$5
5.50%, 7/28/21	10	10
PNC Funding Corp., 5.13%, 2/8/20	10	11
Royal Bank of Scotland PLC, 5.63%, 8/24/20	15	15
U.S. Bank N.A., 4.80%, 4/15/15	10	11
Wachovia Corp., 5.25%, 8/1/14	15	16
Wells Fargo & Co., 5.13%, 9/15/16	15	16
Westpac Banking Corp., 4.88%, 11/19/19	15	16
		283
Beverages (0.2%):
Anheuser-Busch Cos., Inc., 5.05%, 10/15/16	10	11
Coca-Cola Enterprises, Inc., 8.50%, 2/1/22	10	14
PepsiCo, Inc., 5.50%, 1/15/40	10	13
		38
Chemicals (0.2%):
E.I. du Pont de Nemours & Co.
4.88%, 4/30/14	5	6
6.00%, 7/15/18	5	6
Eastman Chemical, 7.60%, 2/1/27	6	7
The Dow Chemical Co.
6.00%, 10/1/12	5	5
8.55%, 5/15/19	5	7
7.38%, 11/1/29	5	6
		37
Computers (0.0%):
Hewlett-Packard Co., 6.13%, 3/1/14	5	5
Consumer Products (0.0%):
Clorox Co., 5.00%, 1/15/15	5	5
Cosmetics & Toiletries (0.2%):
Kimberly-Clark Corp.
5.00%, 8/15/13	5	5
6.25%, 7/15/18	10	12
Procter & Gamble Co.
4.95%, 8/15/14	5	6
5.80%, 8/15/34	10	13
		36
Diversified Financial Services (0.3%):
American Express Co., 7.00%, 3/19/18	15	18
BlackRock, Inc., Series 2, 5.00%, 12/10/19	10	11
Credit Suisse USA, Inc.
5.13%, 1/15/14	10	10
4.88%, 1/15/15	15	16
HSBC Finance Corp., 6.38%, 11/27/12	5	5
SLM Corp., Series A, 5.38%, 5/15/14, MTN	10	10
		70

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Electric (0.0%):
Progress Energy, Inc., 4.40%, 1/15/21, Callable 10/15/20 @ 100	$10	$11
Electric Integrated (0.5%):
Dominion Resources, Inc.
Series A, 5.60%, 11/15/16	10	11
Series C, 5.15%, 7/15/15	5	6
Duke Energy Carolinas LLC
6.25%, 1/15/12	10	10
3.90%, 6/15/21, Callable 3/15/21 @ 100	10	11
Exelon Corp., 4.90%, 6/15/15	10	11
MidAmerican Energy Holdings, 6.50%, 9/15/37	15	19
Pacific Gas & Electric Co.
4.80%, 3/1/14	6	6
6.05%, 3/1/34	8	10
PacifiCorp, 6.00%, 1/15/39	10	13
Southern California Edison Co., 5.63%, 2/1/36	8	10
		107
Electronics (0.1%):
General Electric Co.
5.00%, 2/1/13	10	11
5.25%, 12/6/17	15	17
		28
Energy (0.1%):
Petrobras International Finance Co., 5.38%, 1/27/21	20	21
Financial Services (1.0%):
Allstate Life Global Funding Trust, 5.38%, 4/30/13, MTN	15	16
Boeing Capital Corp., 5.80%, 1/15/13	8	9
Caterpillar Financial Service Corp., 4.60%, 1/15/14, MTN	5	5
Citigroup, Inc.
4.75%, 5/19/15	20	21
6.13%, 11/21/17	20	22
General Electric Capital Corp.
5.63%, 5/1/18	20	22
Series A, 6.00%, 6/15/12, MTN	10	10
Series A, 6.15%, 8/7/37, MTN	10	11
Goldman Sachs Capital I, 6.35%, 2/15/34	25	23
Goldman Sachs Group, Inc., 5.75%, 10/1/16	20	22
HSBC Finance Corp., 5.00%, 6/30/15	5	5
John Deere Capital Corp., 5.10%, 1/15/13	5	5
JPMorgan Chase & Co.
2.60%, 1/15/16	30	30
6.40%, 5/15/38	15	18
Merrill Lynch & Co., Inc., 5.00%, 1/15/15, MTN	10	10
		229
Food Distributors, Supermarkets & Wholesalers (0.0%):
Kroger Co., 7.50%, 4/1/31	2	3

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Food Processing & Packaging (0.1%):
Kraft Foods, Inc.
5.25%, 10/1/13	$15	$16
6.13%, 2/1/18	15	18
		34
Forest Products & Paper (0.0%):
International Paper Co., 7.50%, 8/15/21	5	6
Governments — Foreign (0.6%):
Federal Republic of Brazil
7.88%, 3/7/15	10	12
8.88%, 4/15/24	7	10
7.13%, 1/20/37	5	7
Province of Ontario
4.10%, 6/16/14	15	16
4.00%, 10/7/19	20	22
Province of Quebec, 7.50%, 9/15/29	20	30
United Mexican States
5.88%, 2/17/14	10	11
Series A, 6.05%, 1/11/40, MTN	5	6
Series E, 5.95%, 3/19/19, MTN	15	18
		132
Health Care (0.2%):
Medtronic, Inc.
3.00%, 3/15/15	10	11
4.45%, 3/15/20	10	11
UnitedHealth Group, Inc., 4.88%, 3/15/15	5	5
WellPoint, Inc., 5.95%, 12/15/34	6	7
		34
Heavy Machinery (0.0%):
Caterpillar, Inc., 6.05%, 8/15/36	5	7
Insurance (0.2%):
Allstate Corp., 5.55%, 5/9/35	5	5
American International Group, Inc., Series G, 5.85%, 1/16/18, MTN	15	15
Marsh & Mclennan Cos., Inc., 5.75%, 9/15/15	7	8
MetLife, Inc.
5.38%, 12/15/12	5	5
5.70%, 6/15/35	5	6
Prudential Financial, Inc.
5.10%, 9/20/14, MTN	10	11
Series D, 6.63%, 12/1/37, MTN	5	6
		56
Iron/Steel (0.0%):
ArcelorMittal, 3.75%, 8/5/15	10	10
Media (0.3%):
CBS Corp., 7.88%, 7/30/30	5	7
Comcast Corp., 5.15%, 3/1/20	10	11
DIRECTV Holdings/Financing, 7.63%, 5/15/16, Callable 5/15/12 @ 103.81	5	5

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
News America, Inc.
6.90%, 3/1/19	$10	$12
6.20%, 12/15/34	4	4
The Walt Disney Co., Series D, 4.50%, 12/15/13, MTN	5	5
Thomson Reuters Corp., 5.70%, 10/1/14	5	6
Time Warner Cable, Inc., 5.85%, 5/1/17	10	11
Time Warner, Inc.
5.88%, 11/15/16	5	6
6.50%, 11/15/36	10	12
		79
Medical Supplies (0.1%):
Cardinal Health, Inc., 5.85%, 12/15/17	20	23
Multi-National Funds (0.1%):
International Bank for Reconstruction & Development, 2.13%, 3/15/16	15	16
Oil & Gas Services (0.1%):
Halliburton Co., 6.15%, 9/15/19	10	12
Oil & Gas — Exploration & Production (0.1%):
Anadarko Petroleum Corp., 6.45%, 9/15/36	10	12
Occidental Petroleum Corp., 4.10%, 2/1/21	5	5
Transocean, Inc., 6.80%, 3/15/38	5	6
		23
Oil Companies — Integrated (0.3%):
Conoco, Inc., 6.95%, 4/15/29	15	21
ConocoPhillips Co., 5.75%, 2/1/19	15	18
Petro-Canada, 4.00%, 7/15/13	10	10
Shell International Finance BV, 4.30%, 9/22/19	15	17
		66
Pharmaceuticals (0.3%):
Abbott Laboratories, 5.30%, 5/27/40	15	18
AstraZeneca PLC, 5.90%, 9/15/17	15	18
Novartis Capital Corp., 1.90%, 4/24/13	10	10
Wyeth
5.50%, 2/1/14	10	11
6.50%, 2/1/34	10	13
		70
Pipelines (0.3%):
Energy Transfer Partners LP, 5.95%, 2/1/15	10	11
Enterprise Products Partners LP, 6.50%, 1/31/19	15	18
Kinder Morgan Energy Partners LP, 6.95%, 1/15/38, MTN	10	11
TransCanada PipeLines Ltd., 3.80%, 10/1/20	10	11
Williams Cos., Inc., 7.88%, 9/1/21	10	13
		64
Primary Metal & Mineral Production (0.2%):
Alcoa, Inc., 6.00%, 7/15/13	5	5
BHP Billiton Finance BV, 4.80%, 4/15/13	5	5

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Rio Tinto Alcan, Inc., 5.75%, 6/1/35	$9	$11
Rio Tinto Finance USA Ltd., 6.50%, 7/15/18	15	18
		39
Radio & Television (0.1%):
Comcast Corp.
4.95%, 6/15/16	5	5
6.45%, 3/15/37	10	12
		17
Railroads (0.1%):
Burlington Northern Santa Fe, Inc., 5.75%, 3/15/18	10	12
CSX Corp., 6.15%, 5/1/37	10	12
		24
Real Estate Investment Trusts (0.1%):
ERP Operating LP, 5.25%, 9/15/14	10	11
Simon Property Group LP, 5.65%, 2/1/20, Callable 11/1/19 @ 100	10	11
		22
Retail (0.0%):
Target Corp., 1.13%, 7/18/14	10	10
Retail — Discount (0.1%):
Wal-Mart Stores, Inc.
3.63%, 7/8/20	15	16
5.25%, 9/1/35	15	18
		34
Retail — Specialty Stores (0.1%):
The Home Depot, Inc., 5.40%, 3/1/16	10	11
Software (0.0%):
Microsoft Corp., 4.20%, 6/1/19	5	6
Software & Computer Services (0.3%):
Cisco Systems, Inc., 5.50%, 2/22/16	10	11
IBM Corp.
4.75%, 11/29/12	15	16
5.60%, 11/30/39	15	19
Oracle Corp., 5.75%, 4/15/18	15	18
		64
Telecommunications — Cellular (0.1%):
AT&T Wireless, 8.13%, 5/1/12	8	8
Vodafone Group PLC
5.00%, 12/16/13	5	6
5.63%, 2/27/17	5	6
6.15%, 2/27/37	5	6
		26
Utilities — Electric (0.2%):
FirstEnergy Corp., Series C, 7.38%, 11/15/31	10	12
Hydro-Quebec, 8.40%, 1/15/22	15	22
		34

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Utilities — Telecommunications (0.3%):
AT&T, Inc.
5.10%, 9/15/14	$15	$17
5.80%, 2/15/19	10	12
6.30%, 1/15/38	10	12
Deutsche Telekom International Finance BV, 8.75% (e), 6/15/30	10	14
Verizon Communications, Inc.
7.38%, 9/1/12	10	10
5.85%, 9/15/35	10	12
		77
Total Corporate Bonds (Cost $1,811)		1,898
Municipal Bonds (0.1%)
Illinois (0.1%):
State Taxable Pension, GO, 5.10%, 6/1/33	15	13
Total Municipal Bonds (Cost $15)		13
U.S. Government Agency Securities (2.1%)
Federal Home Loan Mortgage Corp.
3.75%, 3/27/19	25	28
6.75%, 9/15/29	10	14
Federal National Mortgage Assoc.
0.38%, 12/28/12	40	40
1.00%, 9/23/13	150	152
2.50%, 5/15/14	15	16
1.13%, 6/27/14	95	96
2.38%, 7/28/15 — 4/11/16	55	58
5.00%, 3/15/16	75	88
Total U.S. Government Agency Securities (Cost $486)		492
U.S. Government Mortgage Backed Agencies (10.5%)
Federal Home Loan Mortgage Corp.
6.50%, 5/1/26 — 11/1/34	19	21
7.00%, 7/1/29 — 4/1/32	12	14
8.00%, 6/1/30	1	2
5.00%, 6/1/33	30	32
4.50%, 12/1/39 (f)	112	119
Federal National Mortgage Assoc.
10.00%, 11/1/13	1	1
10.50%, 11/1/13	1	1
11.00%, 11/1/13	2	2
8.50%, 11/1/17	1	1
8.00%, 11/1/19 — 3/1/30	18	20
4.00%, 1/1/26 — 11/25/41 (f)(g)	398	417
4.50%, 11/25/26 — 11/25/40 (f)(g)	344	366
5.00%, 11/25/26 — 11/25/41 (f)(g)	300	323
5.50%, 11/25/26 — 11/25/40 (g)	340	369
7.00%, 12/1/27	1	1

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
6.50%, 3/1/29 — 11/25/41 (g)	$56	$63
6.00%, 10/1/29 — 11/25/41	96	106
7.50%, 11/1/29	5	6
6.63%, 11/15/30	10	14
Government National Mortgage Assoc.
7.50%, 2/15/35	37	44
5.00%, 1/15/39 — 7/15/39 (f)	169	187
4.50%, 2/20/40 — 6/15/40 (f)	203	221
5.50%, 2/20/40	73	82
Total U.S. Government Mortgage Backed Agencies (Cost $2,299)		2,412
U.S. Treasury Obligations (10.5%)
U.S. Treasury Bonds
6.13%, 11/15/27	107	153
4.38%, 5/15/40	188	230
U.S. Treasury Notes
3.13%, 4/30/13— 5/15/19	384	411
0.75%, 8/15/13	255	257
1.00%, 1/15/14	40	41
2.25%, 5/31/14	244	256
2.63%, 7/31/14 — 8/15/20	389	411
1.25%, 9/30/15	240	245
3.25%, 6/30/16	122	135
2.50%, 6/30/17	269	288
Total U.S. Treasury Obligations (Cost $2,356)		2,427
Total Investments (Cost $22,706) — 101.2%		23,262
Liabilities in excess of other assets — (1.2)%		(271)
NET ASSETS — 100.0%		$22,991

(a)  Variable or Floating-Rate Security. Rate disclosed is as of 10/31/11.

(b)  Rate represents the effective yield at purchase.

(c)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(d)  Non-income producing security.

(e)  Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at 10/31/11.

(f)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(g)  Security purchased on a when-issued basis.

ADR  American Depositary Receipt

GO — General Obligation

LLC — Limited Liability Co.

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Investment Grade Convertible Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Convertible Corporate Bonds (76.9%)
Advertising (1.0%):
Interpublic Group of Cos., Inc., Convertible Subordinated Notes
4.25%, 3/15/23, Callable 3/15/12 @ 100	$140	$141
4.75%, 3/15/23, Callable 3/15/13 @ 100	120	130
		271
Airlines (1.3%):
Airtran Holdings, Inc., Convertible Subordinated Notes, 5.25%, 11/1/16	275	353
Audio & Video Products (1.0%):
Dominion Resources, Inc., Convertible Subordinated Notes, Series C, 2.13%, 12/15/23 (a)	195	289
Banks (1.3%):
U.S. Bancorp, Convertible Subordinated Notes, 0.00% (b), 9/20/36, Callable 12/5/11@ 100	350	351
Beverages (1.2%):
Molson Coors Brewing Co., Convertible Subordinated Notes, 2.50%, 7/30/13	310	327
Biotechnology (2.3%):
Gilead Sciences, Inc., Convertible Subordinated Notes, Series B, 0.63%, 5/1/13	540	638
Building — Residential & Commercial (2.0%):
Fluor Corp., Convertible Subordinated Notes, 1.50%, 2/15/24 (c)	265	547
Computers & Peripherals (7.0%):
EMC Corp., Convertible Subordinated Notes, 1.75%, 12/1/13	860	1,369
International Game Technology, Convertible Subordinated Notes, 3.25%, 5/1/14	470	562
		1,931
Consumer Products (0.4%):
BorgWarner, Inc., Convertible Subordinated Notes, 3.50%, 4/15/12	45	105
Financial Services (6.2%):
Affiliated Managers Group, Inc., Convertible Subordinated Notes, 3.95%, 8/15/38 (c)	585	634
Janus Capital Group, Inc., Convertible Subordinated Notes, 3.25%, 7/15/14	265	259
Jefferies Group, Inc., Convertible Subordinated Notes, 3.88%, 11/1/29, Callable 11/1/17 @ 100	580	510
Rayonier TRS Holdings, Inc., Convertible Subordinated Notes, 4.50%, 8/15/15 (d)	235	317
		1,720
Food (0.6%):
Tyson Foods, Inc., Convertible Subordinated Notes, 3.25%, 10/15/13	125	160
Health Care (7.9%):
Amgen, Inc., Convertible Subordinated Notes, 0.38%, 2/1/13	875	865
Life Technologies Corp., Convertible Subordinated Notes, 1.50%, 2/15/24, Callable 2/15/12 @ 100	545	542

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Investment Grade Convertible Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Medtronic, Inc., Convertible Subordinated Notes
Series B, 1.63%, 4/15/13	$130	$130
1.63%, 4/15/13 (d)	640	642
		2,179
Machinery — Diversified (4.8%):
Ingersoll-Rand Co. Ltd., Convertible Subordinated Notes, 4.50%, 4/15/12	260	458
Stanley Black & Decker, Inc., Convertible Subordinated Notes, 0.00% (b), 5/17/12	355	387
Textron, Inc., Convertible Subordinated Notes, 4.50%, 5/1/13	310	494
		1,339
Manufacturing — Miscellaneous (6.2%):
Alcoa, Inc., Convertible Subordinated Notes, 5.25%, 3/15/14	360	646
Danaher Corp., Convertible Subordinated Notes, 0.00%, 1/22/21 (e)	465	652
Navistar International Corp., Convertible Subordinated Notes, 3.00%, 10/15/14	185	207
Owens-Brockway Glass Container, Inc., Convertible Subordinated Notes, 3.00%, 6/1/15 (d)	225	207
		1,712
Metals (1.4%):
Allegheny Technologies, Inc., Convertible Subordinated Notes, 4.25%, 6/1/14	290	394
Mining (2.3%):
Newmont Mining Corp., Convertible Subordinated Notes
1.63%, 7/15/17 (d)(e)	350	546
1.63%, 7/15/17	50	78
		624
Oil & Gas Exploration — Production & Services (2.1%):
Transocean, Inc., Convertible Subordinated Notes
Series B, 1.50%, 12/15/37 (c)	140	140
Series C, 1.50%, 12/15/37 (c)	445	432
		572
Pharmaceuticals (4.8%):
Alza Corp., Convertible Subordinated Notes, 0.00%, 7/28/20 (e)	642	582
Teva Pharmaceutical Finance LLC, Convertible Subordinated Notes, Series C, 0.25%, 2/1/26 (c)	707	743
		1,325
Real Estate (3.2%):
ProLogis, Inc., Convertible Subordinated Notes
3.25%, 3/15/15	195	204
2.25%, 4/1/37	695	695
		899
Real Estate Investment Trusts (5.5%):
Boston Properties LP, Convertible Subordinated Notes
3.63%, 2/15/14 (d)	405	440
2.88%, 2/15/37, Callable 2/20/12 @ 100	75	75

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Investment Grade Convertible Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Duke Realty LP, Convertible Subordinated Notes, 3.75%, 12/1/11 (d)	$160	$160
Health Care REIT, Inc., Convertible Subordinated Notes
4.75%, 12/1/26, Callable 12/1/11 @ 100	200	226
4.75%, 7/15/27, Callable 7/15/12 @ 100	295	328
Vornado Realty Trust, Convertible Subordinated Notes, 3.88%, 4/15/25 (c)	265	280
		1,509
Retail — Specialty Stores (1.3%):
Best Buy Co., Inc., Convertible Subordinated Notes, 2.25%, 1/15/22 (e)	375	374
Semiconductors (8.1%):
Intel Corp., Convertible Subordinated Notes
2.95%, 12/15/35 (e)	855	917
3.25%, 8/1/39 (d)(e)	326	412
Lam Research Corp., Convertible Subordinated Notes, 1.25%, 5/15/18 (d)	525	516
Xilinx, Inc., Convertible Subordinated Notes, 2.63%, 6/15/17	310	398
		2,243
Software (1.1%):
Nuance Communications, Inc., Convertible Subordinated Notes, 2.75%, 11/1/31, Callable 11/6/17 @ 100 (d)	275	302
Software & Computer Services (3.9%):
Microsoft Corp., Convertible Subordinated Notes, 0.00%, 6/15/13 (d)	490	497
Symantec Corp., Convertible Subordinated Notes, 1.00%, 6/15/13	510	592
		1,089
Total Convertible Corporate Bonds (Cost $19,652)		21,253
Convertible Preferred Stocks (22.5%)
Energy (4.6%):
Apache Corp., Series D, 6.00%	12,185	686
NextEra Energy, Inc., 7.00%	7,641	405
PPL Corp., 9.50%	3,365	189
		1,280
Financial Services (8.5%):
Aspen Insurance Holdings Ltd., Series AHL, 5.63%	6,835	363
Newell Financial Trust I, 5.25% (c)	14,520	617
Wells Fargo & Co., Series L, Class A, 7.50%	1,300	1,373
		2,353
Insurance (4.1%):
MetLife, Inc., 5.00%	16,610	1,128
Savings & Loans (4.0%):
New York Community Capital Trust V, 6.00%	14,420	642
Sovereign Capital Trust IV, 4.38%	10,324	460
		1,102

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Investment Grade Convertible Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Tools & Hardware Manufacturing (1.3%):
Stanley Black & Decker I, Inc., 4.75%	3,215	$368
Total Convertible Preferred Stocks (Cost $5,918)		6,231
Total Investments (Cost $25,570) — 99.4%		27,484
Other assets in excess of liabilities — 0.6%		167
NET ASSETS — 100.0%		$27,651

(a)  Continuously callable with 20 days notice.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of 10/31/11.

(c)  Continuously callable with 30 days notice.

(d)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(e)  Continuously callable with 15 days notice.

LLC — Limited Liability Co.

LP — Limited Partnership

REIT — Real Estate Investment Trust

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2011

(Amounts in Thousands, Except Per Share Amounts)

	Balanced Fund	Investment Grade Convertible Fund
ASSETS:
Investments, at value (Cost $22,706 and $25,570)	$23,262	$27,484
Cash	50	41
Interest and dividends receivable	65	140
Receivable for capital shares issued	6	1
Receivable for investments sold	823	—
Receivable from Adviser	28	3
Prepaid expenses	21	11
Total Assets	24,255	27,680
LIABILITIES:
Payable for investments purchased	1,179	—
Payable for capital shares redeemed	54	—
Accrued expenses and other payables:
Investment advisory fees	12	18
Administration fees	2	2
Custodian fees	2	1
Transfer agent fees	2	1
Shareholder servicing fees	4	3
12b-1 fees	3	—
Other accrued expenses	6	4
Total Liabilities	1,264	29
NET ASSETS:
Capital	33,717	32,637
Distributions in excess of net investment income	(1)	(284)
Accumulated net realized losses from investments	(11,281)	(6,616)
Net unrealized appreciation on investments	556	1,914
Net Assets	$22,991	$27,651
Net Assets
Class A Shares	$16,572	$11,437
Class C Shares	1,330	—
Class R Shares	5,063	—
Class I Shares	26	16,214
Total	$22,991	$27,651
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	1,389	1,087
Class C Shares	112	—
Class R Shares	425	—
Class I Shares	2	1,541
Total	1,928	2,628
Net asset value, offering (except Class A Shares) and redemption price per share: (a)
Class A Shares	$11.93	$10.52
Class C Shares (b)	$11.86	—
Class R Shares	$11.92	—
Class I Shares	$11.97	$10.52
Maximum sales charge — Class A Shares	5.75%	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$12.66	$10.73

(a)  Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

  Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2011

(Amounts in Thousands)

	Balanced Fund	Investment Grade Convertible Fund
Investment Income:
Interest income	$439	$449
Dividend income	645	408
Income from securities lending, net	1	—
Total Income	1,085	857
Expenses:
Investment advisory fees	306	230
Administration fees	80	40
Shareholder servicing fees — Class A Shares	58	42
12b-1 fees — Class C Shares	13	—
12b-1 fees — Class R Shares	25	—
Custodian fees	25	9
Transfer agent fees	9	6
Transfer agent fees — Class A Shares	5	4
Transfer agent fees — Class C Shares	1	—
Transfer agent fees — Class R Shares	2	—
Transfer agent fees — Class I Shares	2	1
Trustees' fees	6	3
Chief Compliance Officer fees	1	— (a)
Legal and audit fees	8	5
State registration and filing fees	50	27
Other expenses	23	9
Total Expenses	614	376
Expenses waived/reimbursed by Adviser	(124)	(10)
Net Expenses	490	366
Net Investment Income	595	491
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions	2,453	1,188
Net realized gains from redemptions in-kind	9,350	—
Net change in unrealized appreciation/depreciation on investments	(5,993)	(1,483)
Net realized/unrealized gains (losses) from investments	5,810	(295)
Change in net assets resulting from operations	$6,405	$196

(a)  Rounds to less than $1.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Balanced Fund		Investment Grade Convertible Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
From Investment Activities:
Operations:
Net investment income	$595	$1,863	$491	$504
Net realized gains from investment transactions	2,453	6,742	1,188	767
Net realized gains from redemptions in-kind	9,350	—	—	—
Net change in unrealized appreciation/ depreciation on investments	(5,993)	1,384	(1,483)	2,143
Net increase from payment by the sub-administrator (note 4)	—	90	—	36
Change in net assets resulting from operations	6,405	10,079	196	3,450
Distributions to Shareholders:
From net investment income:
Class A Shares	(296)	(623)	(441)	(761)
Class C Shares	(9)	(13)	—	—
Class R Shares	(50)	(73)	—	—
Class I Shares	(342)	(1,522)	(415)	(550)
Change in net assets resulting from distributions to shareholders	(697)	(2,231)	(856)	(1,311)
Change in net assets from capital transactions	(79,930)	(8,214)	(1,772)	(2,255)
Change in net assets	(74,222)	(366)	(2,432)	(116)
Net Assets:
Beginning of period	97,213	97,579	30,083	30,199
End of period	$22,991	$97,213	$27,651	$30,083
Distributions in excess of net investment income	$(1)	$(7)	$(284)	$(190)

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Balanced Fund		Investment Grade Convertible Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
Capital Transactions:
Class A Shares
Proceeds from shares issued	$2,446	$1,758	$3,687	$2,549
Dividends reinvested	276	595	339	629
Cost of shares redeemed	(14,414)	(8,769)	(10,066)	(5,963)
Total Class A Shares	$(11,692)	$(6,416)	$(6,040)	$(2,785)
Class C Shares
Proceeds from shares issued	$561	$425	—	—
Dividends reinvested	5	10	—	—
Cost of shares redeemed	(243)	(390)	—	—
Total Class C Shares	$323	$45	—	—
Class R Shares
Proceeds from shares issued	$814	$1,027	—	—
Dividends reinvested	46	66	—	—
Cost of shares redeemed	(488)	(868)	—	—
Total Class R Shares	$372	$225	—	—
Class I Shares
Proceeds from shares issued	$2,085	$5,099	$7,885	$3,901
Dividends reinvested	342	1,522	407	549
Cost of shares redeemed	(71,360)	(8,689)	(4,024)	(3,920)
Total Class I Shares	$(68,933)	$(2,068)	$4,268	$530
Change in net assets from capital transactions	$(79,930)	$(8,214)	$(1,772)	$(2,255)
Share Transactions:
Class A Shares
Issued	199	152	332	247
Reinvested	22	52	31	61
Redeemed	(1,150)	(764)	(936)	(578)
Total Class A Shares	(929)	(560)	(573)	(270)
Class C Shares
Issued	45	37	—	—
Reinvested	— (a)	1	—	—
Redeemed	(19)	(34)	—	—
Total Class C Shares	26	4	—	—
Class R Shares
Issued	66	90	—	—
Reinvested	4	6	—	—
Redeemed	(39)	(76)	—	—
Total Class R Shares	31	20	—	—
Class I Shares
Issued	166	442	733	380
Reinvested	28	133	38	53
Redeemed	(5,579)	(762)	(372)	(380)
Total Class I Shares	(5,385)	(187)	399	53
Change in Shares	(6,257)	(723)	(174)	(217)

(a)  Rounds to less than 1.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class A Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$11.89	$10.97		$10.26	$15.54	$13.89
Investment Activities:
Net investment income	0.11	0.19		0.24	0.27	0.28
Net realized and unrealized gains (losses) on investments	0.09	0.97		0.73	(3.74)	1.78
Total from Investment Activities	0.20	1.16		0.97	(3.47)	2.06
Distributions:
Net investment income	(0.16)	(0.24)		(0.26)	(0.28)	(0.26)
Net realized gains from investments	—	—		—	(1.53)	(0.15)
Total Distributions	(0.16)	(0.24)		(0.26)	(1.81)	(0.41)
Net Asset Value, End of Period	$11.93	$11.89		$10.97	$10.26	$15.54
Total Return (excludes sales charge)	1.64%	10.67	%(a)	9.83%	(24.92)%	15.11	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$16,572	$27,560		$31,560	$28,442	$45,744
Ratio of net expenses to average net assets	1.11%	1.15%		1.14%	1.15%	1.09%
Ratio of net investment income to average net assets	1.00%	1.69%		2.37%	2.07%	1.87%
Ratio of gross expenses to average net assets (c)	1.29%	1.15%		1.14%	1.15%	1.09%
Ratio of net investment income to average net assets (c)	0.82%	1.69%		2.37%	2.07%	1.87%
Portfolio turnover (d)	130%	238%		241%	201%	171%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.10% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class C Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$11.83	$10.91		$10.21	$15.49	$13.87
Investment Activities:
Net investment income	0.03	0.09		0.14	0.16	0.14
Net realized and unrealized gains (losses) on investments	0.08	0.97		0.74	(3.73)	1.77
Total from Investment Activities	0.11	1.06		0.88	(3.57)	1.91
Distributions:
Net investment income	(0.08)	(0.14)		(0.18)	(0.18)	(0.14)
Net realized gains from investments	—	—		—	(1.53)	(0.15)
Total Distributions	(0.08)	(0.14)		(0.18)	(1.71)	(0.29)
Net Asset Value, End of Period	$11.86	$11.83		$10.91	$10.21	$15.49
Total Return (excludes contingent deferred sales charge)	0.90%	9.83	%(a)	8.90%	(25.61)%	13.95	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,330	$1,014		$897	$430	$566
Ratio of net expenses to average net assets	1.80%	2.00%		2.00%	2.00%	2.00%
Ratio of net investment income to average net assets	0.28%	0.85%		1.43%	1.22%	0.95%
Ratio of gross expenses to average net assets (c)	2.82%	3.00%		3.04%	4.15%	3.88%
Ratio of net investment income to average net assets (c)	(0.74)%	(0.15)%		0.39%	(0.93)%	(0.93)%
Portfolio turnover (d)	130%	238%		241%	201%	171%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.10% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class R Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$11.88	$10.96		$10.25	$15.54	$13.90
Investment Activities:
Net investment income	0.08	0.14		0.19	0.21	0.19
Net realized and unrealized gains (losses) on investments	0.08	0.97		0.74	(3.74)	1.79
Total from Investment Activities	0.16	1.11		0.93	(3.53)	1.98
Distributions:
Net investment income	(0.12)	(0.19)		(0.22)	(0.23)	(0.19)
Net realized gains from investments	—	—		—	(1.53)	(0.15)
Total Distributions	(0.12)	(0.19)		(0.22)	(1.76)	(0.34)
Net Asset Value, End of Period	$11.92	$11.88		$10.96	$10.25	$15.54
Total Return	1.36%	10.22	%(a)	9.39%	(25.31)%	14.48	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,063	$4,678		$4,102	$2,882	$3,908
Ratio of net expenses to average net assets	1.40%	1.59%		1.57%	1.60%	1.60%
Ratio of net investment income to average net assets	0.68%	1.25%		1.91%	1.62%	1.35%
Ratio of gross expenses to average net assets (c)	1.70%	1.59%		1.62%	1.73%	1.74%
Ratio of net investment income to average net assets (c)	0.38%	1.25%		1.85%	1.49%	1.20%
Portfolio turnover (d)	130%	238%		241%	201%	171%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.10% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class I Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$11.87	$10.95		$10.24	$15.52	$14.80
Investment Activities:
Net investment income	0.19 (b)	0.24		0.27	0.32	0.05
Net realized and unrealized gains (losses) on investments	0.13	0.96		0.74	(3.74)	0.72
Total from Investment Activities	0.32	1.20		1.01	(3.42)	0.77
Distributions:
Net investment income	(0.22)	(0.28)		(0.30)	(0.33)	(0.05)
Net realized gains from investments	—	—		—	(1.53)	—
Total Distributions	(0.22)	(0.28)		(0.30)	(1.86)	(0.05)
Net Asset Value, End of Period	$11.97	$11.87		$10.95	$10.24	$15.52
Total Return (c)	2.64%	11.05	%(d)	10.23%	(24.70)%	5.22%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$26	$63,961		$61,020	$59,464	$87,385
Ratio of net expenses to average net assets (e)	0.66%	0.80%		0.80%	0.80%	0.80%
Ratio of net investment income to average net assets (e)	1.52%	2.04%		2.72%	2.42%	2.13%
Ratio of gross expenses to average net assets (e) (f)	0.90%	0.84%		0.86%	0.84%	0.83%
Ratio of net investment income to average net assets (e) (f)	1.28%	2.00%		2.66%	2.38%	2.10%
Portfolio turnover (g)	130%	238%		241%	201%	171%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Calculated using average shares for the period.

(c)  Not annualized for periods less than one year.

(d)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.10% lower.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Investment Grade Convertible Fund
	Class A Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$10.74	$10.00		$8.11	$14.70	$13.33
Investment Activities:
Net investment income	0.16 (a)	0.18		0.25	0.24 (a)	0.30
Net realized and unrealized gains (losses) on investments	(0.09)	1.01		1.88	(4.99)	1.47
Total from Investment Activities	0.07	1.19		2.13	(4.75)	1.77
Distributions:
Net investment income	(0.29)	(0.45)		(0.24)	(0.72)	(0.09)
Net realized gains from investments	—	—		—	(1.12)	(0.31)
Total Distributions	(0.29)	(0.45)		(0.24)	(1.84)	(0.40)
Net Asset Value, End of Period	$10.52	$10.74		$10.00	$8.11	$14.70
Total Return (excludes sales charge)	0.56%	12.16	%(b)	26.62%	(36.34)%	13.61	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$11,437	$17,824		$19,310	$16,895	$51,413
Ratio of net expenses to average net assets	1.35%	1.34%		1.31%	1.25%	1.24%
Ratio of net investment income to average net assets	1.44%	1.59%		2.74%	1.99%	1.69%
Portfolio turnover (d)	35%	24%		42%	44%	44%

(a)  Calculated using average shares for the period.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.12% lower.

(c)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Investment Grade Convertible Fund
	Class I Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$10.74	$10.00		$8.10	$14.69	$14.08
Investment Activities:
Net investment income	0.20 (b)	0.19		0.27	0.25 (b)	0.04
Net realized and unrealized gains (losses) on investments	(0.09)	1.03		1.89	(4.96)	0.59
Total from Investment Activities	0.11	1.22		2.16	(4.71)	0.63
Distributions:
Net investment income	(0.33)	(0.48)		(0.26)	(0.76)	(0.02)
Net realized gains from investments	—	—		—	(1.12)	—
Total Distributions	(0.33)	(0.48)		(0.26)	(1.88)	(0.02)
Net Asset Value, End of Period	$10.52	$10.74		$10.00	$8.10	$14.69
Total Return (c)	0.95%	12.52	%(d)	27.06%	(36.17)%	4.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$16,214	$12,259		$10,889	$10,302	$12,727
Ratio of net expenses to average net assets (e)	1.00%	1.00%		1.00%	1.00%	1.00%
Ratio of net investment income to average net assets (e)	1.80%	1.91%		2.74%	2.09%	1.84%
Ratio of gross expenses to average net assets (e) (f)	1.07%	1.06%		1.06%	1.04%	1.08%
Ratio of net investment income to average net assets (e) (f)	1.73%	1.85%		2.68%	2.05%	1.76%
Portfolio turnover (g)	35%	24%		42%	44%	44%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Calculated using average shares for the period.

(c)  Not annualized for periods less than one year.

(d)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.12% lower.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Core Bond Index Fund  October 31, 2011

(Amounts in Thousands)

Security Description	Principal Amount	Value
Collateralized Mortgage Obligations (2.5%)
Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A4, 5.73% (a), 5/10/45	$200	$223
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class AM, 5.73% (a), 3/15/49	155	158
Fannie Mae Whole Loan, Series 2002-W7, Class A5, 7.50%, 2/25/29	78	94
LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A4, 5.12% (a), 10/15/13	285	303
Morgan Stanley Capital I, Series 2007-IQ16, Class A3, 5.85%, 12/12/16	165	177
Total Collateralized Mortgage Obligations (Cost $900)		955
Commercial Paper (2.5%)
Automatic Data Processing, Inc., 0.05% (b), 11/1/11 (c)	939	939
Total Commercial Paper (Amortized Cost $939)		939
Corporate Bonds (24.9%)
Aerospace/Defense (0.3%):
Lockheed Martin Corp., 5.50%, 11/15/39	35	39
United Technologies Corp.
5.38%, 12/15/17	30	35
6.13%, 7/15/38	35	43
		117
Agriculture (0.2%):
Philip Morris International, Inc., 4.50%, 3/26/20	55	62
Banks (3.7%):
Asian Development Bank, 4.50%, 9/4/12, MTN	80	83
Bank of America Corp., 5.65%, 5/1/18	105	105
Bank of New York Mellon Corp., Series G, 4.95%, 11/1/12, MTN	70	73
Bank of Nova Scotia, 2.25%, 1/22/13	35	36
European Investment Bank
2.38%, 3/14/14	60	62
5.13%, 9/13/16	70	82
Inter-American Development Bank, 4.50%, 9/15/14	119	131
KFW
4.13%, 10/15/14	75	82
4.00%, 1/27/20	85	96
Korea Developmental Bank, 5.75%, 9/10/13	105	111
Landwirtsch Rentenbank, 1.88%, 9/24/12	60	61
Morgan Stanley
5.30%, 3/1/13	35	36
5.50%, 7/28/21	40	39
PNC Funding Corp., 5.13%, 2/8/20	40	44
Royal Bank of Scotland PLC, 5.63%, 8/24/20	60	61
U.S. Bank N.A., 4.80%, 4/15/15	50	55
Wachovia Corp., 5.25%, 8/1/14	70	75
Wells Fargo & Co., 5.13%, 9/15/16	80	85
Westpac Banking Corp., 4.88%, 11/19/19	70	74
		1,391

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Index Fund  October 31, 2011

(Amounts in Thousands)

Security Description	Principal Amount	Value
Beverages (0.5%):
Anheuser-Busch Cos., Inc., 5.05%, 10/15/16	$45	$51
Coca-Cola Enterprises, Inc., 8.50%, 2/1/22	60	87
PepsiCo, Inc., 5.50%, 1/15/40	40	50
		188
Chemicals (0.4%):
E.I. du Pont de Nemours & Co.
4.88%, 4/30/14	30	33
6.00%, 7/15/18	35	43
The Dow Chemical Co.
6.00%, 10/1/12	20	21
8.55%, 5/15/19	25	32
7.38%, 11/1/29	30	38
		167
Computers (0.1%):
Hewlett-Packard Co., 6.13%, 3/1/14	35	39
Consumer Products (0.1%):
Clorox Co., 5.00%, 1/15/15	20	22
Cosmetics & Toiletries (0.5%):
Kimberly-Clark Corp.
5.00%, 8/15/13	40	43
6.25%, 7/15/18	40	49
Procter & Gamble Co.
4.95%, 8/15/14	35	39
5.80%, 8/15/34	40	52
		183
Diversified Financial Services (0.9%):
American Express Co., 7.00%, 3/19/18	75	89
BlackRock, Inc., Series 2, 5.00%, 12/10/19	35	38
Credit Suisse USA, Inc.
5.13%, 1/15/14	55	58
4.88%, 1/15/15	65	68
HSBC Finance Corp., 6.38%, 11/27/12	40	42
SLM Corp., Series A, 5.38%, 5/15/14, MTN	40	40
		335
Electric (0.1%):
Progress Energy, Inc., 4.40%, 1/15/21, Callable 10/15/20 @ 100	50	54
Electric Integrated (1.4%):
Dominion Resources, Inc.
Series A, 5.60%, 11/15/16	55	63
Series C, 5.15%, 7/15/15	35	39
Duke Energy Carolinas LLC
6.25%, 1/15/12	45	45
3.90%, 6/15/21, Callable 3/15/21 @ 100	50	55
Exelon Corp., 4.90%, 6/15/15	40	44
MidAmerican Energy Holdings, 6.50%, 9/15/37	65	84

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Index Fund  October 31, 2011

(Amounts in Thousands)

Security Description	Principal Amount	Value
Pacific Gas & Electric Co.
4.80%, 3/1/14	$39	$42
6.05%, 3/1/34	45	55
PacifiCorp, 6.00%, 1/15/39	40	52
Southern California Edison Co., 5.63%, 2/1/36	45	55
		534
Electronics (0.3%):
General Electric Co.
5.00%, 2/1/13	40	42
5.25%, 12/6/17	55	63
		105
Energy (0.3%):
Petrobras International Finance Co., 5.38%, 1/27/21	100	105
Financial Services (3.0%):
Allstate Life Global Funding Trust, 5.38%, 4/30/13, MTN	65	69
Boeing Capital Corp., 5.80%, 1/15/13	39	41
Caterpillar Financial Service Corp., 4.60%, 1/15/14, MTN	40	43
Citigroup, Inc.
4.75%, 5/19/15	90	94
6.13%, 11/21/17	105	116
General Electric Capital Corp.
5.63%, 5/1/18	90	100
Series A, 6.00%, 6/15/12, MTN	55	57
Series A, 6.15%, 8/7/37, MTN	40	44
Goldman Sachs Capital I, 6.35%, 2/15/34	110	102
Goldman Sachs Group, Inc., 5.75%, 10/1/16	100	107
HSBC Finance Corp., 5.00%, 6/30/15	40	42
John Deere Capital Corp., 5.10%, 1/15/13	40	42
JPMorgan Chase & Co.
2.60%, 1/15/16	130	129
6.40%, 5/15/38	80	96
Merrill Lynch & Co., Inc., 5.00%, 1/15/15, MTN	45	45
		1,127
Food Distributors, Supermarkets & Wholesalers (0.1%):
Kroger Co., 7.50%, 4/1/31	20	26
Food Processing & Packaging (0.4%):
Kraft Foods, Inc.
5.25%, 10/1/13	65	69
6.13%, 2/1/18	80	95
		164
Forest Products & Paper (0.1%):
International Paper Co., 7.50%, 8/15/21	25	30
Governments — Foreign (2.0%):
Federal Republic of Brazil
7.88%, 3/7/15	50	59
8.88%, 4/15/24	49	71
7.13%, 1/20/37	35	47

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Index Fund  October 31, 2011

(Amounts in Thousands)

Security Description	Principal Amount	Value
Province of Ontario
4.10%, 6/16/14	$75	$81
4.00%, 10/7/19	120	131
Province of Quebec, 7.50%, 9/15/29	90	137
United Mexican States
5.88%, 2/17/14	50	55
Series A, 6.05%, 1/11/40, MTN	35	41
Series E, 5.95%, 3/19/19, MTN	99	116
		738
Health Care (0.5%):
Medtronic, Inc.
3.00%, 3/15/15	50	53
4.45%, 3/15/20	40	45
UnitedHealth Group, Inc., 4.88%, 3/15/15	30	33
WellPoint, Inc., 5.95%, 12/15/34	34	40
		171
Heavy Machinery (0.1%):
Caterpillar, Inc., 6.05%, 8/15/36	35	46
Insurance (0.8%):
Allstate Corp., 5.55%, 5/9/35	30	33
American International Group, Inc., Series G, 5.85%, 1/16/18, MTN	65	66
Cincinnati Financial Corp., 6.13%, 11/1/34	25	25
Marsh & Mclennan Cos., Inc., 5.75%, 9/15/15	37	41
MetLife, Inc.
5.38%, 12/15/12	30	31
5.70%, 6/15/35	30	34
Prudential Financial, Inc.
5.10%, 9/20/14, MTN	40	43
Series D, 6.63%, 12/1/37, MTN	35	42
		315
Iron/Steel (0.1%):
ArcelorMittal, 3.75%, 8/5/15	45	44
Media (0.9%):
CBS Corp., 7.88%, 7/30/30	15	20
Comcast Corp., 5.15%, 3/1/20	40	45
DIRECTV Holdings/Financing, 7.63%, 5/15/16, Callable 5/15/12 @ 103.81	25	27
News America, Inc.
6.90%, 3/1/19	40	47
6.20%, 12/15/34	25	27
The Walt Disney Co., Series D, 4.50%, 12/15/13, MTN	25	27
Thomson Reuters Corp., 5.70%, 10/1/14	25	28
Time Warner Cable, Inc., 5.85%, 5/1/17	35	40
Time Warner, Inc.
5.88%, 11/15/16	25	29
6.50%, 11/15/36	40	47
		337

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Index Fund  October 31, 2011

(Amounts in Thousands)

Security Description	Principal Amount	Value
Medical Supplies (0.3%):
Cardinal Health, Inc., 5.85%, 12/15/17	$90	$104
Multi-National Funds (0.2%):
International Bank for Reconstruction & Development, 2.13%, 3/15/16	85	89
Oil & Gas Services (0.2%):
Halliburton Co., 6.15%, 9/15/19	55	68
Oil & Gas — Exploration & Production (0.3%):
Anadarko Petroleum Corp., 6.45%, 9/15/36	55	64
Occidental Petroleum Corp., 4.10%, 2/1/21	35	38
Transocean, Inc., 6.80%, 3/15/38	20	22
		124
Oil Companies — Integrated (0.8%):
Conoco, Inc., 6.95%, 4/15/29	75	102
ConocoPhillips Co., 5.75%, 2/1/19	60	72
Petro-Canada, 4.00%, 7/15/13	40	42
Shell International Finance BV, 4.30%, 9/22/19	75	84
		300
Pharmaceuticals (0.9%):
Abbott Laboratories, 5.30%, 5/27/40	65	76
AstraZeneca PLC, 5.90%, 9/15/17	80	97
Novartis Capital Corp., 1.90%, 4/24/13	45	46
Wyeth
5.50%, 2/1/14	50	55
6.50%, 2/1/34	45	59
		333
Pipelines (0.9%):
Energy Transfer Partners LP, 5.95%, 2/1/15	40	43
Enterprise Products Partners LP, 6.50%, 1/31/19	90	107
Kinder Morgan Energy Partners LP, 6.95%, 1/15/38, MTN	45	52
TransCanada PipeLines Ltd., 3.80%, 10/1/20	50	53
Williams Cos., Inc., 7.88%, 9/1/21	60	76
		331
Primary Metal & Mineral Production (0.5%):
Alcoa, Inc., 6.00%, 7/15/13	25	27
BHP Billiton Finance BV, 4.80%, 4/15/13	20	21
Rio Tinto Alcan, Inc., 5.75%, 6/1/35	50	58
Rio Tinto Finance USA Ltd., 6.50%, 7/15/18	60	72
		178
Radio & Television (0.3%):
Comcast Corp.
4.95%, 6/15/16	40	44
6.45%, 3/15/37	40	48
		92

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Index Fund  October 31, 2011

(Amounts in Thousands)

Security Description	Principal Amount	Value
Railroads (0.3%):
Burlington Northern Santa Fe, Inc., 5.75%, 3/15/18	$40	$46
CSX Corp., 6.15%, 5/1/37	40	49
		95
Real Estate Investment Trusts (0.3%):
ERP Operating LP, 5.25%, 9/15/14	50	54
Simon Property Group LP, 5.65%, 2/1/20, Callable 11/1/19 @ 100	50	56
		110
Retail (0.1%):
Target Corp., 1.13%, 7/18/14	40	40
Retail — Discount (0.4%):
Wal-Mart Stores, Inc.
3.63%, 7/8/20	60	64
5.25%, 9/1/35	70	82
		146
Retail — Specialty Stores (0.1%):
The Home Depot, Inc., 5.40%, 3/1/16	45	51
Software (0.1%):
Microsoft Corp., 4.20%, 6/1/19	30	34
Software & Computer Services (0.7%):
Cisco Systems, Inc., 5.50%, 2/22/16	45	52
IBM Corp.
4.75%, 11/29/12	65	68
5.60%, 11/30/39	60	75
Oracle Corp., 5.75%, 4/15/18	60	72
		267
Telecommunications — Cellular (0.4%):
AT&T Wireless, 8.13%, 5/1/12	31	32
Vodafone Group PLC
5.00%, 12/16/13	20	22
5.63%, 2/27/17	35	41
6.15%, 2/27/37	40	50
		145
Utilities — Electric (0.4%):
FirstEnergy Corp., Series C, 7.38%, 11/15/31	40	50
Hydro-Quebec, 8.40%, 1/15/22	75	108
		158
Utilities — Telecommunications (0.9%):
AT&T, Inc.
5.10%, 9/15/14	65	72
5.80%, 2/15/19	55	65
6.30%, 1/15/38	40	48
Deutsche Telekom International Finance BV, 8.75% (d), 6/15/30	45	64

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Index Fund  October 31, 2011

(Amounts in Thousands)

Security Description	Principal Amount	Value
Verizon Communications, Inc.
7.38%, 9/1/12	$40	$42
5.85%, 9/15/35	40	48
		339
Total Corporate Bonds (Cost $8,838)		9,304
Municipal Bonds (0.2%)
Illinois (0.2%):
State Taxable Pension, GO, 5.10%, 6/1/33	80	72
Total Municipal Bonds (Cost $79)		72
U.S. Government Agency Securities (6.2%)
Federal Home Loan Mortgage Corp.
3.75%, 3/27/19	70	79
6.75%, 9/15/29	40	57
Federal National Mortgage Assoc.
0.38%, 12/28/12	185	185
1.00%, 9/23/13	745	753
2.50%, 5/15/14	65	68
1.13%, 6/27/14 (e)	470	476
2.38%, 7/28/15 – 4/11/16	265	280
5.00%, 3/15/16	365	426
Total U.S. Government Agency Securities (Cost $2,298)		2,324
U.S. Government Mortgage Backed Agencies (31.7%)
Federal Home Loan Mortgage Corp.
8.00%, 6/1/17	42	46
7.50%, 4/1/28	4	5
6.50%, 8/1/29 – 11/1/34	165	187
7.00%, 1/1/30	4	5
5.00%, 6/1/34	145	156
5.50%, 9/1/38 (e)	464	501
4.50%, 12/1/39 (e)	823	877
Federal National Mortgage Assoc.
10.00%, 11/1/13	3	3
10.50%, 11/1/13	1	2
11.00%, 11/1/13	3	3
8.00%, 11/1/19 – 2/1/33	95	112
4.00%, 1/1/26 – 11/25/41 (e) (f)	1,935	2,021
7.00%, 10/1/26 – 12/1/29	14	16
4.50%, 11/25/26 – 11/25/40 (e) (f)	1,441	1,530
5.00%, 11/25/26 – 11/25/41 (f)	1,524	1,645
5.50%, 11/25/26 – 11/25/40 (f)	1,311	1,423
6.50%, 9/1/28 – 11/25/41	33	38
7.50%, 12/1/28	2	3
6.00%, 10/1/29 – 11/25/41	603	670
6.63%, 11/15/30	40	57
8.50%, 4/1/31	3	4

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Core Bond Index Fund  October 31, 2011

(Amounts in Thousands)

Security Description	Principal Amount	Value
Government National Mortgage Assoc.
7.50%, 12/15/27 – 2/15/35	$240	$281
5.00%, 7/15/39 – 11/20/41	665	732
4.50%, 2/20/40 – 11/20/41 (f)	1,205	1,309
5.50%, 2/20/40 – 11/15/41	202	225
Total U.S. Government Mortgage Backed Agencies (Cost $11,303)		11,851
U.S. Treasury Obligations (32.2%)
U.S. Treasury Bonds
6.13%, 11/15/27	523	748
4.38%, 5/15/40	912	1,117
U.S. Treasury Notes
3.13%, 4/30/13 – 5/15/19	1,915	2,047
0.75%, 8/15/13	600	605
1.00%, 1/15/14	190	193
2.25%, 5/31/14	1,200	1,258
2.63%, 7/31/14 – 8/15/20	1,925	2,032
1.25%, 9/30/15	1,185	1,212
3.25%, 6/30/16	1,260	1,396
2.50%, 6/30/17	1,325	1,418
Total U.S. Treasury Obligations (Cost $11,697)		12,026
Total Investments (Cost $36,054) — 100.2%		37,471
Liabilities in excess of other assets — (0.2)%		(76)
NET ASSETS — 100.0%		$37,395

(a)  Variable or Floating-Rate Security. Rate disclosed is as of 10/31/11.

(b)  Rate represents the effective yield at purchase.

(c)  Rule 144A security or other security which is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(d)  Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at 10/31/11.

(e)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(f)  Security purchased on a when-issued basis.

GO — General Obligation

LLC — Limited Liability Co.

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Fund for Income  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Government National Mortgage Association (67.6%)
Multi-family (12.0%):
Collateralized Mortgage Obligations (9.2%):
Government National Mortgage Assoc.
Series 2003-38, Class JC, 7.65% (a), 8/16/42	$2,244	$2,500
Series 2003-87, Class BH, 7.50%, 8/16/32	1,885	2,002
Series 2010-122, Class AC, 7.00%, 2/16/40	9,878	11,879
Series 2010-124, Class BA, 7.00%, 5/16/37	10,000	11,883
Series 2010-136, Class BH, 7.00%, 11/16/40	9,896	11,906
Series 2010-140, Class AC, 7.00%, 12/16/37	10,000	11,938
Series 2010-148, Class AC, 7.00% (a), 12/16/50	9,902	11,855
Series 2010-155, Class BH, 7.00%, 6/16/39	9,933	11,743
Series 2011-15, Class BA, 7.00%, 10/16/33	10,000	11,853
		87,559
Pass-throughs (2.8%):
Government National Mortgage Assoc.
7.49%, 8/15/20 – 11/15/20	591	682
7.50%, 8/15/21	286	333
7.85%, 1/15/22	96	112
7.92%, 7/15/23	594	593
8.00%, 7/15/24 – 10/15/35	4,039	4,046
7.95%, 4/15/25	288	288
8.25%, 4/15/27 – 9/15/30	621	638
8.60%, 5/15/27	496	496
7.88%, 7/15/27	427	427
7.15%, 10/20/27	418	482
7.75%, 6/15/30 – 9/15/33	837	836
6.45%, 1/20/33	9,194	10,618
7.09%, 7/15/33	4,885	5,146
8.13%, 6/15/41	1,899	1,899
		26,596
		114,155
Single Family (55.6%):
Collateralized Mortgage Obligations (7.8%):
Government National Mortgage Assoc.
Series 1994-7, Class PQ, 6.50%, 10/16/24	280	326
Series 1995-4, Class CQ, 8.00%, 6/20/25	6	7
Series 1995-5, Class KQ, 7.50%, 9/20/25	636	731
Series 1996-20, Class J, 7.50%, 9/20/26	238	272
Series 1997-16, Class PL, 6.50%, 10/20/27	6,379	7,187
Series 1997-2, Class E, 7.50%, 2/20/27	117	134
Series 1997-8, Class PN, 7.50%, 5/16/27	126	143
Series 1998-19, Class ZA, 6.50%, 4/20/28	457	526
Series 1998-22, Class ZD, 6.50%, 9/20/28	866	998
Series 1999-1, Class Z, 6.50%, 1/20/29	2,770	3,298
Series 1999-11, Class ZB, 6.50%, 4/20/29	631	728
Series 1999-22, Class Z, 7.00%, 6/20/29	2,529	2,989

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Fund for Income  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series 1999-25, Class PB, 7.00%, 7/20/29	$10,000	$11,941
Series 1999-25, Class TB, 7.50%, 7/16/29	3,042	3,608
Series 1999-32, Class ZB, 8.00%, 9/16/29	4,733	5,968
Series 1999-33, Class PT, 7.50%, 9/16/29	3,039	3,471
Series 1999-41, Class Z, 8.00%, 11/16/29	426	492
Series 1999-44, Class ZC, 8.50%, 12/16/29	1,701	2,132
Series 1999-47, Class Z, 7.50%, 12/20/29	2,596	3,195
Series 1999-9, Class C, 7.00%, 3/16/29	1,965	2,232
Series 2000-1, Class PK, 8.00%, 1/16/30	118	136
Series 2000-16, Class Z, 7.50%, 2/16/30	799	947
Series 2000-20, Class Z, 8.00%, 3/16/30	734	913
Series 2000-21, Class Z, 9.00%, 3/16/30	737	933
Series 2000-27, Class Z, 7.50%, 9/20/30	260	298
Series 2000-29, Class G, 7.50%, 9/20/30	92	106
Series 2000-36, Class HC, 7.33%, 11/20/30	904	1,044
Series 2000-37, Class B, 8.00%, 12/20/30	73	84
Series 2001-10, Class PE, 6.50%, 3/16/31	943	1,063
Series 2001-21, Class PE, 6.50%, 5/16/31	758	904
Series 2001-25, Class PE, 7.00%, 5/20/31	2,483	2,831
Series 2001-41, Class PC, 6.50%, 8/20/31	1,179	1,238
Series 2002-32, Class QJ, 6.50%, 5/20/32	7,908	8,926
Series 2002-39, Class PE, 6.50%, 6/20/32	1,332	1,549
Series 2002-40, Class UK, 6.50%, 6/20/32	670	778
Series 2002-47, Class PG, 6.50%, 7/16/32	110	128
Series 2002-47, Class ZA, 6.50%, 7/20/32	754	858
Series 2005-72, Class H, 11.50%, 11/16/17	177	194
Series 2005-74, Class HB, 7.50%, 9/16/35	73	83
Series 2005-74, Class HC, 7.50%, 9/16/35	265	304
		73,695
Pass-throughs (47.8%):
Government National Mortgage Assoc.
10.50%, 1/15/14 – 12/15/21	935	1,037
8.50%, 3/15/15 – 2/15/32	10,441	12,503
11.00%, 11/15/15 – 12/15/18	82	88
7.00%, 4/15/16 – 12/20/38 (b)	105,059	123,857
11.50%, 4/15/16 – 9/15/20	328	339
9.00%, 7/20/16 – 6/20/30	4,095	4,727
8.75%, 3/20/17 (c)	17	20
9.50%, 7/15/17 – 7/15/25	3,687	4,350
8.85%, 5/15/18 – 12/15/18	530	606
7.49%, 11/15/19 – 9/15/25	6,362	7,282
8.15%, 12/15/19	28	28
10.00%, 12/15/19 – 2/15/26	21,794	26,522
8.25%, 4/20/20 – 1/15/30	96	103
7.95%, 7/20/20	270	308
7.75%, 8/20/20 – 1/20/21	4,596	5,282
8.38%, 10/15/20	807	929
8.00%, 11/15/20 – 4/15/38	57,851	70,725
7.65%, 10/20/21 – 7/20/22	253	290
7.29%, 12/20/21 – 8/20/22	223	256

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Fund for Income  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
7.60%, 2/20/22	$124	$143
7.50%, 10/15/22 – 1/15/37	108,748	129,903
7.89%, 10/20/22	737	845
7.13%, 3/15/23 – 7/15/25	7,364	8,479
6.50%, 12/15/23 – 10/20/37	27,600	31,297
6.45%, 11/15/31	10,982	12,555
6.00%, 1/15/32 – 12/15/32 (c)	11,152	12,531
		455,005
		528,700
Total Government National Mortgage Association (Cost $626,291)		642,855
U.S. Treasury Obligations (32.2%)
U.S. Treasury Bills, 0.01% (d), 2/9/12	31,848	31,847
U.S. Treasury Bonds
11.25%, 2/15/15	86,899	117,205
10.63%, 8/15/15	14,293	19,635
9.88%, 11/15/15	58,851	80,373
9.25%, 2/15/16	15,220	20,671
8.75%, 5/15/17	13,785	19,420
8.88%, 8/15/17	12,410	17,737
Total U.S. Treasury Obligations (Cost $302,828)		306,888
Investment Companies (0.0%)
Federated U.S. Treasury Cash Reserve Fund, 0.00% (e)	21,282	21
Total Investment Companies (Cost $21)		21
Total Investments (Cost $929,140) — 99.8%		949,764
Other assets in excess of liabilities — 0.2%		1,651
NET ASSETS — 100.0%		$951,415

(a)  Variable or Floating-Rate Security. Rate disclosed is as of 10/31/11.

(b)  Security purchased on a when-issued basis.

(c)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(d)  Rate represents the effective yield at purchase.

(e)  Rate disclosed is the daily yield on 10/31/11.

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2011

(Amounts in Thousands, Except Per Share Amounts)

	Core Bond Index Fund		Fund for Income
ASSETS:
Investments, at value (Cost $36,054 and $929,140)	$37,471		$949,764
Cash	50		50
Interest receivable	294		9,520
Receivable for capital shares issued	1		3,499
Receivable for investments sold	4,618		—
Receivable from Adviser	51		—
Prepaid expenses	13		72
Total Assets	42,498		962,905
LIABILITIES:
Payable for investments purchased	5,060		9,755
Payable for capital shares redeemed	3		915
Accrued expenses and other payables:
Investment advisory fees	16		370
Administration fees	4		79
Custodian fees	2		9
Transfer agent fees	2		49
Chief Compliance Officer fees	—	(a)	1
Trustees' fees	—	(a)	4
Shareholder servicing fees	9		97
12b-1 fees	—		126
Other accrued expenses	7		85
Total Liabilities	5,103		11,490
NET ASSETS:
Capital	51,832		1,001,030
Accumulated undistributed net investment income	121		1,673
Accumulated net realized losses from investments	(15,975)		(71,912)
Net unrealized appreciation on investments	1,417		20,624
Net Assets	$37,395		$951,415
Net Assets
Class A Shares	$34,788		$490,961
Class C Shares	—		123,425
Class R Shares	—		115,459
Class I Shares	2,607		221,570
Total	$37,395		$951,415
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	3,712		42,726
Class C Shares	—		10,797
Class R Shares	—		10,042
Class I Shares	278		19,295
Total	3,990		82,860
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$9.37		$11.49
Class C Shares (c)	—		$11.43
Class R Shares	—		$11.50
Class I Shares	$9.37		$11.48
Maximum sales charge — Class A Shares	2.00%		2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share —
Class A Shares	$9.56		$11.72

(a)  Rounds to less than $1.

(b)  Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2011

(Amounts in Thousands)

	Core Bond Index Fund	Fund for Income
Investment Income:
Interest income	$1,895	$25,625
Income from securities lending, net	3	—
Total Income	1,898	25,625
Expenses:
Investment advisory fees	356	3,499
Administration fees	99	804
Shareholder servicing fees — Class A Shares	122	1,027
12b-1 fees — Class C Shares	—	921
12b-1 fees — Class R Shares	—	226
Custodian fees	23	116
Transfer agent fees	13	135
Transfer agent fees — Class A Shares	8	91
Transfer agent fees — Class C Shares	—	30
Transfer agent fees — Class R Shares	—	35
Transfer agent fees — Class I Shares (a)	2	12
Trustees' fees	9	74
Chief Compliance Officer fees	1	10
Legal and audit fees	12	128
State registration and filing fees	31	99
Other expenses	13	136
Total Expenses	689	7,343
Expenses waived/reimbursed by Adviser	(309)	—
Net Expenses	380	7,343
Net Investment Income	1,518	18,282
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	(9,109)	4,781
Net realized gains from redemptions in-kind	750	—
Net change in unrealized appreciation/depreciation on investments	8,027	(3,036)
Net realized/unrealized gains (losses) from investments	(332)	1,745
Change in net assets resulting from operations	$1,186	$20,027

(a)  Class I Shares of Fund for Income commenced operations on March 1, 2011.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Core Bond Index Fund		Fund for Income
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
From Investment Activities:
Operations:
Net investment income	$1,518	$5,997	$18,282	$13,091
Net realized gains (losses) from investment transactions	(9,109)	5,702	4,781	5,091
Net realized gains from redemptions in-kind	750	—	—	—
Net change in unrealized appreciation/ depreciation on investments	8,027	459	(3,036)	14,876
Net increase from payment by the sub-administrator (note 4)	—	122	—	121
Change in net assets resulting from operations	1,186	12,280	20,027	33,179
Distributions to Shareholders:
From net investment income:
Class A Shares	(1,369)	(4,102)	(22,633)	(18,281)
Class C Shares	—	—	(4,433)	(1,572)
Class R Shares	—	—	(4,882)	(4,796)
Class I Shares (a)	(586)	(3,137)	(8,084)	—
Change in net assets resulting from distributions to shareholders	(1,955)	(7,239)	(40,032)	(24,649)
Change in net assets from capital transactions	(110,459)	(16,035)	372,071	230,027
Change in net assets	(111,228)	(10,994)	352,066	238,557
Net Assets:
Beginning of period	148,623	159,617	599,349	360,792
End of period	$37,395	$148,623	$951,415	$599,349
Accumulated undistributed net investment income	$121	$16	$1,673	$930

(a)  Class I Shares of Fund for Income commenced operations on March 1, 2011.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Core Bond Index Fund		Fund for Income
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
Capital Transactions:
Class A Shares
Proceeds from shares issued	$2,150	$3,745	$485,993	$291,563
Dividends reinvested	1,310	3,999	17,473	16,356
Cost of shares redeemed	(50,849)	(25,439)	(442,896)	(136,031)
Total Class A Shares	$(47,389)	$(17,695)	$60,570	$171,888
Class C Shares
Proceeds from shares issued	—	—	$73,069	$52,082
Dividends reinvested	—	—	2,604	941
Cost of shares redeemed	—	—	(15,676)	(2,807)
Total Class C Shares	—	—	$59,997	$50,216
Class R Shares
Proceeds from shares issued	—	—	$54,874	$28,426
Dividends reinvested	—	—	3,237	3,451
Cost of shares redeemed	—	—	(29,312)	(23,954)
Total Class R Shares	—	—	$28,799	$7,923
Class I Shares (a)
Proceeds from shares issued	$3,950	$8,292	$258,149	—
Dividends reinvested	586	3,137	8,020	—
Cost of shares redeemed	(67,606)	(9,769)	(43,464)	—
Total Class I Shares	$(63,070)	$1,660	$222,705	—
Change in net assets from capital transactions	$(110,459)	$(16,035)	$372,071	$230,027
Share Transactions:
Class A Shares
Issued	235	414	41,933	25,013
Reinvested	143	443	1,513	1,408
Redeemed	(5,563)	(2,805)	(38,333)	(11,695)
Total Class A Shares	(5,185)	(1,948)	5,113	14,726
Class C Shares
Issued	—	—	6,330	4,481
Reinvested	—	—	227	81
Redeemed	—	—	(1,361)	(242)
Total Class C Shares	—	—	5,196	4,320
Class R Shares
Issued	—	—	4,741	2,439
Reinvested	—	—	280	297
Redeemed	—	—	(2,527)	(2,061)
Total Class R Shares	—	—	2,494	675
Class I Shares (a)
Issued	431	915	22,363	—
Reinvested	64	347	696	—
Redeemed	(7,469)	(1,078)	(3,764)	—
Total Class I Shares	(6,974)	184	19,295	—
Change in Shares	(12,159)	(1,764)	32,098	19,721

(a)  Class I Shares of Fund for Income commenced operations on March 1, 2011.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Core Bond Index Fund
	Class A Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009		Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$9.21	$8.91		$8.27		$9.41	$9.44
Investment Activities:
Net investment income	0.18	0.34		0.45		0.45	0.45
Net realized and unrealized gains (losses) on investments	0.25 (a)	0.37		0.67		(1.11)	(0.03)
Total from Investment Activities	0.43	0.71		1.12		(0.66)	0.42
Distributions:
Net investment income	(0.27)	(0.41)		(0.48)		(0.48)	(0.45)
Total Distributions	(0.27)	(0.41)		(0.48)		(0.48)	(0.45)
Net Asset Value, End of Period	$9.37	$9.21		$8.91		$8.27	$9.41
Total Return (excludes sales charge)	4.78%	8.18	%(b)	14.02%		(7.34)%	4.62	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$34,788	$81,900		$96,661		$70,689	$97,931
Ratio of net expenses to average net assets	0.64%	0.87%		0.80%		0.80%	0.80%
Ratio of net investment income to average net assets	2.10%	3.75%		5.21%		4.85%	4.85%
Ratio of gross expenses to average net assets (d)	1.05%	0.96%		0.80%		0.80%	0.80%
Ratio of net investment income to average net assets (d)	1.69%	3.66%		5.21%		4.85%	4.85%
Portfolio turnover (e)	241%	565%		523	%(f)	333%	318%

(a)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.08% lower.

(c)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  The increase in the Fund's portfolio turnover can be attributed in part to the repositioning of its holdings to closer resemble its benchmark.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Core Bond Index Fund
	Class I Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009		Year Ended October 31, 2008	Period Ended October 31, 2007(a)
Net Asset Value, Beginning of Period	$9.20	$8.91		$8.26		$9.40	$9.33
Investment Activities:
Net investment income	0.20 (b)	0.37		0.47		0.47	0.08
Net realized and unrealized gains (losses) on investments	0.27 (c)	0.36		0.68		(1.11)	0.06
Total from Investment Activities	0.47	0.73		1.15		(0.64)	0.14
Distributions:
Net investment income	(0.30)	(0.44)		(0.50)		(0.50)	(0.07)
Total Distributions	(0.30)	(0.44)		(0.50)		(0.50)	(0.07)
Net Asset Value, End of Period	$9.37	$9.20		$8.91		$8.26	$9.40
Total Return (d)	5.24%	8.39	%(e)	14.44%		(7.11)%	1.48%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,607	$66,723		$62,956		$58,123	$67,211
Ratio of net expenses to average net assets (f)	0.31%	0.55%		0.55%		0.55%	0.55%
Ratio of net investment income to average net assets (f)	2.23%	4.04%		5.57%		5.10%	4.93%
Ratio of gross expenses to average net assets (f) (g)	0.81%	0.71%		0.72%		0.72%	0.71%
Ratio of net investment income to average net assets (f) (g)	1.73%	3.88%		5.40%		4.93%	4.77%
Portfolio turnover (h)	241%	565%		523	%(i)	333%	318%

(a)  Class I Shares commenced operations on August 31, 2007.

(b)  Calculated using average shares for the period.

(c)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)  Not annualized for periods less than one year.

(e)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.08% lower.

(f)  Annualized for periods less than one year.

(g)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(h)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(i)  The increase in the Fund's portfolio turnover can be attributed in part to the repositioning of its holdings to closer resemble its benchmark.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class A Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$11.81	$11.62		$11.25	$11.52	$11.64
Investment Activities:
Net investment income	0.34	0.44		0.48	0.47	0.61
Net realized and unrealized gains (losses) on investments	(0.03)	0.42		0.58	(0.04)	—	(a)
Total from Investment Activities	0.31	0.86		1.06	0.43	0.61
Distributions:
Net investment income	(0.63)	(0.67)		(0.69)	(0.70)	(0.73)
Total Distributions	(0.63)	(0.67)		(0.69)	(0.70)	(0.73)
Net Asset Value, End of Period	$11.49	$11.81		$11.62	$11.25	$11.52
Total Return (excludes sales charge)	2.73%	7.66	%(b)	9.61%	3.73%	5.43	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$490,961	$444,257		$266,008	$203,767	$172,233
Ratio of net expenses to average net assets	0.96%	0.97%		0.96%	0.95%	0.98%
Ratio of net investment income to average net assets	2.55%	3.11%		4.02%	3.88%	5.24%
Portfolio turnover (d)	43%	49%		55%	38%	75%

(a)  Rounds to less than $0.01 per share.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(c)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class C Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$11.76	$11.59		$11.22	$11.49	$11.61
Investment Activities:
Net investment income	0.28	0.42		0.38	0.35	0.50
Net realized and unrealized gains (losses) on investments	(0.06)	0.34		0.58	(0.03)	0.02
Total from Investment Activities	0.22	0.76		0.96	0.32	0.52
Distributions:
Net investment income	(0.55)	(0.59)		(0.59)	(0.59)	(0.64)
Total Distributions	(0.55)	(0.59)		(0.59)	(0.59)	(0.64)
Net Asset Value, End of Period	$11.43	$11.76		$11.59	$11.22	$11.49
Total Return (excludes contingent deferred sales charge)	1.93%	6.77	%(a)	8.73%	2.82%	4.57	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$123,425	$65,869		$14,850	$11,243	$12,790
Ratio of net expenses to average net assets	1.72%	1.76%		1.81%	1.82%	1.81%
Ratio of net investment income to average net assets	1.76%	2.24%		3.17%	3.04%	4.40%
Ratio of gross expenses to average net assets (c)	1.72%	1.76%		1.81%	1.85%	1.81%
Ratio of net investment income to average net assets (c)	1.76%	2.24%		3.17%	3.01%	4.40%
Portfolio turnover (d)	43%	49%		55%	38%	75%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class R Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$11.82	$11.63		$11.25	$11.53	$11.64
Investment Activities:
Net investment income	0.36	0.38		0.46	0.43	0.60
Net realized and unrealized gains (losses) on investments	(0.05)	0.48		0.60	(0.02)	0.02
Total from Investment Activities	0.31	0.86		1.06	0.41	0.62
Distributions:
Net investment income	(0.63)	(0.67)		(0.68)	(0.69)	(0.73)
Total Distributions	(0.63)	(0.67)		(0.68)	(0.69)	(0.73)
Net Asset Value, End of Period	$11.50	$11.82		$11.63	$11.25	$11.53
Total Return	2.71%	7.64	%(a)	9.65%	3.57%	5.54	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$115,459	$89,223		$79,934	$81,191	$97,572
Ratio of net expenses to average net assets	0.98%	0.98%		1.00%	1.00%	0.96%
Ratio of net investment income to average net assets	2.52%	3.14%		3.97%	3.85%	5.26%
Portfolio turnover (c)	43%	49%		55%	38%	75%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Fund for Income
Class I Shares
Period Ended October 31, 2011(a)
Net Asset Value, Beginning of Period	$11.54
Investment Activities:
Net investment income	0.22
Net realized and unrealized gains on investments	0.16
Total from Investment Activities	0.38
Distributions:
Net investment income	(0.44)
Total Distributions	(0.44)
Net Asset Value, End of Period	$11.48
Total Return (b)	3.32%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$221,570
Ratio of net expenses to average net assets (c)	0.67%
Ratio of net investment income to average net assets (c)	2.74%
Portfolio turnover (d)	43%

(a)  Class I Shares commenced operations on March 1, 2011.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
National Municipal Bond Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (96.1%)
Alabama (2.5%):
Alabama State Board of Education Revenue, Southern University Community College, 3.30%, 7/1/16, Insured by Assured Guaranty	$400	$423
Jacksonville State University Revenue, 4.00%, 12/1/15, Insured by Assured Guaranty	450	489
Madison County Alabama Board of Education Revenue, Tax Anticipation Warrants, Series B, 5.00%, 9/1/36, Callable 9/1/21 @ 100, AGM	1,000	1,038
Phenix City Alabama Public Building Authority Revenue, Municipal Projects, Series A, 3.00%, 4/1/18, AGM	650	659
Shelby County Board of Education, GO, 4.00%, 2/1/17, Insured by Assured Guaranty	1,005	1,100
		3,709
Alaska (1.8%):
Alaska Industrial Development & Export Authority Revenue, Greater Fairbanks
Series A, 4.50%, 4/1/15, AGM	2,000	2,143
Series A, 5.13%, 4/1/19, AGM	500	563
		2,706
Arizona (1.2%):
Maricopa County Elementary School District Number 38, Madison Elementary School Improvements Project 2009
Series B, GO, 3.00%, 7/1/20, AGM	250	246
Series B, GO, 4.00%, 7/1/20, AGM	250	265
Maricopa County Unified School District Number 89, Dysart School Improvements Project 2002, Series B, GO, 5.00%, 7/1/23, Callable 7/1/14 @ 100, AGM	500	556
Maricopa County Unified School District Number 95, Queen Creek School Improvements Project 2010, Series B, GO, 3.00%, 7/1/18, AGM	630	630
		1,697
California (6.3%):
Atwater Public Financing Authority Wastewater Revenue, 5.63%, 5/1/31, Callable 5/1/19 @ 102, AGM	625	659
Beaumont Unified School District, Series C, GO, 5.25%, 8/1/31, AGM (a)	1,000	1,068
Cabrillo Community College District, GO, 5.25%, 8/1/17, Callable 8/1/14 @ 100, NATL-RE	1,000	1,104
California School Facilities Financing Authority Revenue, Azusa Unified School District, Series A, 5.00%, 8/1/32, AGM	400	415
Denair Unified School District, Election 2007, GO, 5.25%, 8/1/41, AGM (a)	270	277
Gold Oak Unified School District
Series A, GO, 5.38%, 8/1/28, Callable 8/1/19 @ 100, Insured by Assured Guaranty	255	281
Series A, GO, 5.60%, 8/1/33, Callable 8/1/19 @ 100, Insured by Assured Guaranty	590	655
Pittsburgh Unified School District Certificates, 2001 Financing Project, 5.00%, 6/1/30, Callable 6/1/18 @ 100, AGM	1,200	1,224
Stanton Redevelopment Agency Tax Allocation, Consolidated Redevelopment Project, Series A, 4.63%, 12/1/35, Callable 12/1/20 @ 100, AGM	300	293
University of California Revenue, Series F, 4.75%, 5/15/22, Callable 5/15/13 @ 101, AGM	1,250	1,319

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Western Placer University School Certificates, 2009 Refinancing Project, 5.25%, 8/1/30, Callable 8/1/19 @ 100, AGM	$1,955	$2,009
		9,304
Colorado (0.6%):
Colorado Health Facilities Authority Revenue, Hospital NCMC, Inc. Project, Series B, 5.50%, 5/15/30, Callable 5/15/19 @ 100, AGM	350	368
State Springs Hospital Revenue, 4.00%, 12/15/15, AGM	500	538
		906
Connecticut (1.5%):
Connecticut State, Series C, GO, 5.00%, 6/1/18, Callable 6/1/16 @ 100, AGM	2,000	2,279
Florida (10.1%):
Florida State Board of Education, Series A, GO, 5.00%, 6/1/20 (b)	10,000	11,996
Miami-Dade County Water & Sewer Revenue, Series B, 5.25%, 10/1/20, AGM	1,050	1,232
Palm Beach County Health Facilities Authority Revenue, Bethesda Healthcare System, Inc. Project, Series A, 3.75%, 7/1/17, AGM	1,550	1,641
		14,869
Georgia (6.8%):
Atlanta Georgia Water & Wastewater Revenue, 5.00%, 11/1/16, Callable 11/1/14 @ 100, AGM	1,500	1,642
Clayton County Development Authority Student Housing Revenue, CSU Foundation Real Estate II LLC, 5.00%, 7/1/42, AGM (a)	1,125	1,162
Forsyth County School District, GO, 5.00%, 2/1/16, AGM	1,000	1,155
Georgia State Municipal Electric Authority Revenue, Series A, 5.00%, 1/1/18, Callable 1/1/13 @ 100, AGM	3,000	3,126
Habersham County School District, GO, 5.00%, 4/1/21, Callable 4/1/16 @ 100, NATL-RE/State Aid Withholding	2,655	2,984
		10,069
Illinois (1.5%):
State Finance Authority Revenue, Alexian, Series A, 5.25%, 1/1/22, Callable 4/14/18 @ 100, AGM	2,000	2,137
Indiana (4.2%):
Brownsburg 1999 School Building Corp. Revenue, First Mortgage, Series B, 5.00%, 1/15/19, AGM/State Aid Withholding (a)	1,000	1,089
Carlisle-Sullivan School Building Corp. Revenue, First Mortgage, 4.50%, 1/15/17, AGM/State Aid Withholding	250	281
Franklin Township Multi-School Building Corp., First Mortgage, 4.00%, 1/10/19, State Aid Withholding	1,000	1,081
Indianapolis Local Public Improvement Bond Bank Revenue, Water Works Project, Series A, 5.50%, 1/1/38, Callable 1/1/19 @ 100, Insured by Assured Guaranty	1,500	1,615
MSD Warren Township Vision 2005 School Building Corp., First Mortgage, 5.00%, 7/10/20, Callable 1/10/15 @ 100, NATL-RE/FGIC/State Aid Withholding	2,000	2,177
		6,243
Kansas (0.4%):
Wichita Hospital Revenue, VIA Christi Health System, Inc., 4.00%, 11/15/18	500	526

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Michigan (1.0%):
Comstock Park Public Schools, School Building & Site, Series B, GO, 5.00%, 5/1/30, Q-SBLF (a)	$200	$209
Fraser Public School District, School Building & Site, Series A, GO, 5.50%, 5/1/41, Callable 5/1/21 @ 100, Q-SBLF	1,250	1,327
		1,536
Minnesota (0.7%):
Minnesota Agricultural & Economic Development Board Revenue, Essentia Health, Series C-1, 5.50%, 2/15/25, Callable 2/15/20 @ 100, Insured by Assured Guaranty	555	618
Minnesota Revenue, 4.00%, 6/1/16, Insured by Assured Guaranty	325	363
		981
Nevada (1.3%):
Reno Hospital Revenue, Renown Regional Medical Center, Inc., Series C, 5.00%, 6/1/16, AGM	1,675	1,842
New Jersey (0.9%):
New Jersey Transportation Trust Fund Authority Revenue, Series A, 5.50%, 12/15/38, Callable 12/15/18 @ 100, Insured by Assured Guaranty	1,300	1,389
New York (2.6%):
Niagara Falls Bridge Commission Revenue, Series A, 4.00%, 10/1/19, Insured by Assured Guaranty	900	968
State Dormitory Authority Revenues, Personal Income Tax
Series B, 3.25%, 2/15/17	1,335	1,438
Series F, 5.00%, 3/15/18, Callable 3/15/15 @ 100, AGM	1,250	1,388
		3,794
North Carolina (1.2%):
North Carolina State, Series B, GO, 5.00%, 6/1/19	1,500	1,824
Ohio (6.8%):
Columbus Ohio, Series B, GO, 3.00%, 7/1/19	2,900	3,073
Ohio State, Common Schools
Series A, 5.00%, 6/15/23 (a)	1,500	1,621
Series B, GO, 5.00%, 3/15/22 (a)	5,000	5,387
		10,081
Oregon (3.8%):
Portland Oregon Sewer System Revenue, Series B, 5.00%, 6/1/17, Callable 6/1/15 @ 100, AGM	5,000	5,584
Pennsylvania (6.4%):
Easton Area School District, GO, 5.20%, 4/1/28, Callable 4/1/18 @ 100, AGM/State Aid Withholding	500	543
Elizabeth Township Sanitation Authority Revenue, 6.30%, 12/15/38, Callable 6/15/14 @ 100, AGM	500	530
Montgomery County Higher Education & Health Authority Revenue Health Systems, Catholic Health East, Series C, 5.50%, 11/15/24, Callable 11/15/14 @ 100	1,000	1,137
Northampton County General Purpose Authority Revenue, 5.25%, 10/1/30, Callable 10/1/12 @ 100, AGM County Guaranty	2,000	2,056

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Pennsylvania State, Second Series, GO, 5.00%, 6/1/22, Callable 6/1/14 @ 100, AGM	$1,000	$1,082
Saint Mary Hospital Authority Health Systems Revenue, Catholic Health East
Series B, 5.38%, 11/15/34, Callable 11/15/14 @ 100	1,000	1,129
Series B, 5.50%, 11/15/24, Callable 11/15/14 @ 100	100	113
West Chester Area School District, Series A, GO, 5.00%, 5/15/20, Callable 11/15/15 @ 100, AGM/State Aid Withholding	2,500	2,848
		9,438
Texas (17.4%):
Alamo Heights Independent School District, School Building, GO, 5.00%, 2/1/19, PSF-GTD (a)	1,310	1,427
Cypress-Fairbanks Independent School District
GO, 5.00%, 2/15/18, PSF-GTD (c)	2,500	2,972
GO, 5.00%, 2/15/21, PSF-GTD (c)	1,910	2,300
El Paso Independent School District, GO, 5.00%, 8/15/19, Callable 8/15/15 @ 100, PSF-GTD	1,000	1,135
Forney Independent School District, School Building, Series A, GO, 6.00%, 8/15/37, Callable 8/15/18 @ 100, PSF-GTD (b)	850	1,007
Frisco Independent School District, School Building, Series A, GO, 6.00%, 8/15/38, Callable 8/15/18 @ 100, PSF-GTD (b)	1,500	1,747
Grand Prairie Independent School District
GO, 4.00%, 2/15/20, PSF-GTD (c)	1,275	1,429
GO, 5.00%, 2/15/21, PSF-GTD (c)	1,285	1,547
Humble Independent School District, Series B, GO, 5.00%, 2/15/19, PSF-GTD	1,275	1,524
Humble Independent School District, School Building, Series A, GO, 3.00%, 2/15/19, PSF-GTD	765	811
Lamar Consolidated Independent School District, School House, GO, 5.00%, 2/15/21, Callable 2/15/15 @ 100, PSF-GTD	1,300	1,441
Laredo Community College District Revenue, 5.00%, 8/1/30, Callable 8/1/20 @ 100, AGM	725	765
Manor Independent School District, School Building, GO, 3.00%, 8/1/19, PSF-GTD (c)	500	524
Mckinney Independent School District, GO, 5.25%, 2/15/19, Callable 2/15/15 @ 100, PSF-GTD	2,000	2,255
Plano Independent School District, GO, 5.00%, 2/15/20, PSF-GTD	3,055	3,658
Spring Independent School District, GO, 3.00%, 8/15/19, PSF-GTD	1,000	1,058
		25,600
Washington (17.1%):
Clark County School District Number 114 Evergreen, GO, 5.00%, 12/1/19, Callable 6/1/15 @ 100, AGM/School Building Guaranty	1,200	1,330
King County, GO, 5.00%, 1/1/19, Callable 1/1/25 @ 100, NATL-RE/FGIC	3,500	3,888
King County School District Number 403 Renton, GO, 5.00%, 12/1/20, Callable 12/1/13 @ 100, AGM/School Building Guaranty	5,000	5,339
Snohomish County School District Number 15 Edmonds, GO, 5.00%, 12/1/19, Callable 6/1/16 @ 100, NATL-RE/FGIC/School Building Guaranty	2,000	2,271

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Washington State
Series D, GO, 5.00%, 1/1/20, Callable 1/1/14 @ 100, AMBAC	$4,315	$4,661
Series D, GO, 5.00%, 1/1/21, Prerefunded 1/1/14 @ 100, AMBAC	3,000	3,226
Series D, GO, 5.00%, 1/1/22, Callable 1/1/15 @ 100, AGM	1,500	1,635
Series R-03A, GO, 5.00%, 1/1/16, Prerefunded 1/1/12 @ 100, NATL-RE	1,000	1,007
Series R-2012A, GO, 5.00%, 7/1/20 (c)	1,500	1,797
		25,154
Total Municipal Bonds (Cost $136,446)		141,668
Investment Companies (10.6%)
BlackRock Liquidity Funds MuniFund Portfolio, 0.02% (d)	1,000,000	1,000
Fidelity Institutional Money Market Tax-Exempt Portfolio, 0.01% (d)	14,585,310	14,585
Total Investment Companies (Cost $15,585)		15,585
Total Investments (Cost $152,031) — 106.7%		157,253
Liabilities in excess of other assets — (6.7)%		(9,806)
NET ASSETS — 100.0%		$147,447

(a)  Continuously callable with 30 days notice.

(b)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(c)  Security purchased on a when-issued basis.

(d)  Rate periodically changes. Rate disclosed is the daily yield on 10/31/11.

AGM — Insured by Assured Guaranty Municipal Corporation

AMBAC — Insured by American Municipal Bond Assurance Corporation

FGIC — Insured by Financial Guaranty Insurance Company

GO — General Obligation

LLC — Limited Liability Co.

NATL-RE — Insured by National Reinsurance Corporation

PSF-GTD — Permanent School Fund Guaranteed

Q-SBLF — Qualified-School Bond Loan Fund

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Ohio Municipal Bond Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (86.8%)
General Obligations (48.9%):
County, City & Special District (14.9%):
Cincinnati, Series A, 3.00%, 12/1/17	$105	$112
Cleveland, 5.75%, 8/1/12, MBIA	375	389
Columbus, Series A, 5.00%, 6/1/19	4,000	4,798
Greene County, 4.50%, 12/1/35, Callable 12/1/20 @ 100	560	571
Mahoning County, 5.50%, 12/1/23, Callable 12/1/18 @ 100, AGM	1,085	1,237
Portage County, 5.25%, 12/1/24, Callable 12/1/14 @ 100, AMBAC	760	838
Strongsville
2.25%, 12/1/18	700	709
4.00%, 12/1/19	500	562
Summit County
Series R, 5.50%, 12/1/13, FGIC	250	275
Series R, 5.50%, 12/1/16, FGIC	535	637
Series R, 5.50%, 12/1/17, FGIC	930	1,122
Series R, 5.50%, 12/1/18, FGIC	1,095	1,334
Vandalia, 5.25%, 12/1/21, Callable 12/1/14 @ 100, AMBAC	1,305	1,443
Warren County Special Assessment, 6.55%, 12/1/14	375	397
		14,424
Public Facilities (Convention, Sport, Public Buildings) (0.7%):
Hilliard, 5.25%, 12/1/27, Callable 12/1/12 @ 100	625	658
Public Improvements (5.1%):
Richland County, Correctional Facilities Improvement
5.00%, 12/1/16, Insured by Assured Guaranty	185	212
5.88%, 12/1/24, Callable 12/1/18 @ 100, Insured by Assured Guaranty	350	398
6.13%, 12/1/38, Callable 12/1/18 @ 100, Insured by Assured Guaranty	500	548
State Natural Resources, Series L, 5.00%, 10/1/16	2,840	3,318
Toledo, 5.13%, 12/1/21, Callable 12/1/18 @ 100, Insured by Assured Guaranty	400	445
		4,921
Schools & Educational Services (27.4%):
Chillicothe City School District
5.00%, 12/1/17, Callable 12/1/14 @ 100, FGIC	1,145	1,294
5.00%, 12/1/19, Callable 12/1/14 @ 100, FGIC	1,245	1,406
5.25%, 12/1/23, Callable 12/1/14 @ 100, FGIC	1,580	1,797
5.25%, 12/1/26, Callable 12/1/14 @ 100, FGIC	840	955
Cleveland Municipal School District, 5.25%, 12/1/17, AGM/Student Credit Program (a)	1,395	1,524
Elida Local School District, School Facilities & Construction
3.50%, 12/1/15, AGM	955	1,028
4.75% (b), 12/1/21, AGM	1,455	1,021
4.95% (b), 12/1/23, AGM	1,455	913
Fairfield City School District, 7.45%, 12/1/14, FGIC	800	874
Hamilton City School District Improvements, Series A, 6.15%, 12/1/16, State Aid Withholding	600	731
Lake Local School District, Wood County, 5.30%, 12/1/21, Callable 12/1/11 @ 101, MBIA	575	583

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Lima City School District, 6.00%, 12/1/22, AMBAC (a)	$30	$31
Madeira City School District, 5.25%, 12/1/20, Callable 12/1/14 @ 100, MBIA	1,150	1,308
Marysville Exempt Village School District, 5.25%, 12/1/18, Callable 12/1/12 @ 100, MBIA	605	631
Milford Exempt Village School District, School Improvement, 5.50%, 12/1/30, AGM	325	391
Ohio Schools
Series C, 5.00%, 3/15/19 (a)	3,000	3,215
Series C, 5.00%, 9/15/19	1,500	1,783
5.00%, 6/15/22 (a)	1,000	1,054
Ohio State, Common Schools, Series A, 5.00%, 6/15/23 (a)	1,500	1,621
Sheffield-Sheffield Lake City School District, School Improvement, 4.50%, 12/1/41 (a)	2,050	2,017
Sidney City School District, 4.70%, 12/1/11, FGIC	200	201
Southwest Licking Local School District, 5.00%, 12/1/21, Callable 12/1/15 @ 100, AMBAC	1,000	1,059
Sylvania City School District, School Improvement, 4.00% (b), 12/1/17, Insured by Assured Guaranty	1,040	890
Worthington City School District, 6.00%, 12/1/11, FGIC	255	256
		26,583
Utilities (Sewers, Telephone, Electric) (0.8%):
Avon, Route 83 Sewer Improvements, 6.50%, 12/1/15	195	218
Greene County, Water Systems, 5.75%, 12/1/22, Callable 12/1/18 @ 100	500	621
		839
		47,425
Revenue Bonds (37.9%):
Hospitals, Nursing Homes & Health Care (11.3%):
Akron Bath Copley, Joint Township Hospital District Revenue, General Health Systems, Series A, 5.00%, 1/1/14	430	452
Allen County, Hospital Facilities Revenue, Catholic Healthcare Partners
Series A, 4.75%, 6/1/35, Callable 6/1/15 @ 100	940	895
Series A, 5.00%, 6/1/38, Callable 6/1/20 @ 100	2,000	1,962
Series B, 4.13%, 9/1/20	1,200	1,230
Series B, 5.25%, 9/1/27, Callable 9/1/20 @ 100	2,500	2,562
Franklin County Hospital Revenue, Nationwide Children's Hospital, Inc. Project, 4.75%, 11/1/29, Callable 11/1/19 @ 100	1,500	1,513
Franklin County Hospital Revenue, The Children's Hospital Project, Series C, 5.00%, 5/1/16, Callable 5/1/15 @ 100, FGIC	1,335	1,461
Lorain County, Hospital Facilities Revenue, Catholic Healthcare Partners, 5.00%, 2/1/29, Callable 5/13/18 @ 101, Insured by Assured Guaranty	375	385
Ross County, Hospital Facilities Revenue, Adena Health System, 5.75%, 12/1/35, Callable 12/1/18 @ 100, AGC-ICC	500	529
		10,989
Housing (3.3%):
State Housing Finance Agency, Capital Fund Revenue, Series A, 5.00%, 4/1/27, Callable 4/1/17 @ 100, AGM	3,000	3,140

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Public Facilities (Convention, Sport, Public Buildings) (1.1%):
State Cultural & Sports Capital Facilities Revenue, Series A, 5.00%, 4/1/18, Callable 4/1/15 @ 100, AGM	$1,000	$1,085
Public Improvements (1.9%):
Cleveland Airport System Revenue, Series C, 4.00%, 1/1/15, Insured by Assured Guaranty	1,000	1,042
Ohio State Major New Street Infrastructure Project Revenue, Series 3, 4.00%, 12/15/12	675	702
Twinsburg, 5.50%, 12/1/15, Callable 12/1/11 @ 100, FGIC	100	100
		1,844
Schools & Educational Services (16.7%):
Cincinnati Technical College, 5.00%, 10/1/12, AMBAC	650	673
Hamilton County, Student Housing Revenue, Stratford Heights Project, University of Cincinnatti, 5.00%, 6/1/30, AGM (a)	1,260	1,332
Lorain County, Community College District General Receipts, 4.50%, 12/1/31, Ohio CCD Program (a)	1,000	1,011
State Higher Educational Facility Commission Revenue, Dayton University Project, Series A, 5.00%, 12/1/15	600	673
State Higher Educational Facility Commission Revenue, John Carroll University Project
5.00%, 11/15/12	400	415
5.00%, 11/15/13	250	267
5.50%, 11/15/17, Callable 11/15/13 @ 100	420	444
5.50%, 11/15/18, Callable 11/15/13 @ 100	335	352
State Higher Educational Facility Revenue, College of Wooster Project, 5.00%, 9/1/16, Callable 9/1/15 @ 100	600	665
State University General Receipts, 5.00%, 12/1/17, Callable 6/1/14 @ 100, NATL-RE	1,550	1,671
University of Akron General Receipts, Series A, 5.00%, 1/1/19, AGM	1,000	1,140
University of Toledo General Receipts Bonds
4.00%, 6/1/20	200	210
Series A, 3.50%, 6/1/16	2,260	2,386
Westerville City School District Special Obligation, 3.00%, 12/1/16	750	801
Youngstown State University General Receipts
4.00%, 12/15/15, Insured by Assured Guaranty	1,165	1,274
4.00%, 12/15/16, Insured by Assured Guaranty	500	549
4.13%, 12/15/17, Insured by Assured Guaranty	435	479
4.38%, 12/15/18, Insured by Assured Guaranty	685	761
5.00%, 12/15/23, Callable 6/15/19 @ 100, Insured by Assured Guaranty	1,000	1,088
		16,191
Utilities — Water (3.6%):
Hamilton Wastewater System Revenue
3.00%, 10/1/19, AGM	530	541
4.50%, 10/1/31, AGM (a)	200	198
5.00%, 10/1/36, AGM (a)	1,250	1,281
Mahoning Valley Sanitary District Water Revenue, 2.00%, 12/1/13, Insured by Assured Guaranty	345	355

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Warren County Waterworks Revenue, Warren County Water District
5.00%, 12/1/16, Callable 12/1/12 @ 101, AGM	$645	$680
5.00%, 12/1/18, Callable 12/1/12 @ 101, AGM	430	450
		3,505
		36,754
Total Municipal Bonds (Cost $79,697)		84,179
Investment Companies (12.9%)
Touchstone Ohio Money Market Fund, 0.01% (c)	12,553,829	12,554
Total Investment Companies (Cost $12,554)		12,554
Total Investments (Cost $92,251) — 99.7%		96,733
Other assets in excess of liabilities — 0.3%		267
NET ASSETS — 100.0%		$97,000

(a)  Continuously callable with 30 days notice.

(b)  Rate represents the effective yield at purchase.

(c)  Rate disclosed is the daily yield on 10/31/11.

AGC-ICC — Security guaranteed by Insured Custody Certificates, secondarily guaranteed by Assured Guaranty Corporation

AGM — Insured by Assured Guaranty Municipal Corporation

AMBAC — Insured by American Municipal Bond Assurance Corporation

FGIC — Insured by Financial Guaranty Insurance Company

MBIA — Insured by Municipal Bond Insurance Association

NATL-RE — Insured by National Reinsurance Corporation

See notes to financial statements.

  Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2011

(Amounts in Thousands, Except Per Share Amounts)

	National Municipal Bond Fund	Ohio Municipal Bond Fund
ASSETS:
Investments, at value (Cost $152,031 and $92,251)	$157,253	$96,733
Cash	50	50
Interest and dividends receivable	1,847	1,217
Receivable for capital shares issued	28	5
Receivable for investments sold	3,590	102
Receivable from Adviser	28	—
Prepaid expenses	14	13
Total Assets	162,810	98,120
LIABILITIES:
Payable for investments purchased	14,801	725
Payable for capital shares redeemed	417	300
Accrued expenses and other payables:
Investment advisory fees	69	46
Administration fees	13	8
Custodian fees	2	1
Transfer agent fees	10	5
Trustees' fees	1	—	(a)
Shareholder servicing fees	30	22
Other accrued expenses	20	13
Total Liabilities	15,363	1,120
NET ASSETS:
Capital	139,446	91,617
Accumulated undistributed net investment income	71	66
Accumulated net realized gains from investments	2,708	835
Net unrealized appreciation on investments	5,222	4,482
Net Assets	$147,447	$97,000
Net Assets
Class A Shares	$147,447	$97,000
Total	$147,447	$97,000
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	12,961	8,303
Total	12,961	8,303
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$11.38	$11.68
Maximum sales charge — Class A Shares	2.00%	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$11.61	$11.92

(a)  Rounds to less than $1.

See notes to financial statements

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2011

(Amounts in Thousands)

	National Municipal Bond Fund	Ohio Municipal Bond Fund
Investment Income:
Interest income	$4,522	$4,057
Dividend income	6	1
Total Income	4,528	4,058
Expenses:
Investment advisory fees	766	584
Administration fees	157	122
Shareholder servicing fees — Class A Shares	348	265
Custodian fees	20	15
Transfer agent fees	60	36
Trustees' fees	14	11
Chief Compliance Officer fees	2	1
Legal and audit fees	24	18
State registration and filing fees	28	19
Other expenses	37	22
Total Expenses	1,456	1,093
Expenses waived/reimbursed by Adviser	(88)	—
Net Expenses	1,368	1,093
Net Investment Income	3,160	2,965
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions	2,688	830
Net change in unrealized appreciation/depreciation on investments	(1,856)	(2,784)
Net realized/unrealized gains (losses) from investments	832	(1,954)
Change in net assets resulting from operations	$3,992	$1,011

See notes to financial statements

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	National Municipal Bond Fund		Ohio Municipal Bond Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
From Investment Activities:
Operations:
Net investment income	$3,160	$3,606	$2,965	$3,734
Net realized gains from investment transactions	2,688	2,429	830	1,465
Net change in unrealized appreciation/ depreciation on investments	(1,856)	2,570	(2,784)	2,087
Net increase from payment by the sub-administrator (note 4)	—	29	—	79
Change in net assets resulting from operations	3,992	8,634	1,011	7,365
Distributions to Shareholders:
From net investment income:
Class A Shares	(3,199)	(3,622)	(2,997)	(3,827)
From net realized gains:
Class A Shares	(2,429)	(1,765)	(1,465)	(2,264)
Change in net assets resulting from distributions to shareholders	(5,628)	(5,387)	(4,462)	(6,091)
Change in net assets from capital transactions	6,104	28,638	(20,591)	1,173
Change in net assets	4,468	31,885	(24,042)	2,447
Net Assets:
Beginning of period	142,979	111,094	121,042	118,595
End of period	$147,447	$142,979	$97,000	$121,042
Accumulated undistributed net investment income	$71	$110	$66	$98
Capital Transactions:
Class A Shares
Proceeds from shares issued	$70,295	$69,306	$7,746	$14,969
Dividends reinvested	4,652	4,507	3,624	5,073
Cost of shares redeemed	(68,843)	(45,175)	(31,961)	(18,869)
Change in net assets from capital transactions	$6,104	$28,638	$(20,591)	$1,173
Share Transactions:
Class A Shares
Issued	6,344	6,130	676	1,259
Reinvested	423	400	316	430
Redeemed	(6,214)	(3,992)	(2,778)	(1,585)
Change in Shares	553	2,538	(1,786)	104

See notes to financial statements

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	National Municipal Bond Fund
	Class A Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$11.52	$11.26		$10.35	$10.77	$10.89
Investment Activities:
Net investment income	0.25	0.31		0.33	0.36	0.37
Net realized and unrealized gains (losses) on investments	0.07	0.43		0.91	(0.42)	(0.08)
Total from Investment Activities	0.32	0.74		1.24	(0.06)	0.29
Distributions
Net investment income	(0.26)	(0.31)		(0.33)	(0.36)	(0.37)
Net realized gains from investments	(0.20)	(0.17)		—	—	(0.04)
Total Distributions	(0.46)	(0.48)		(0.33)	(0.36)	(0.41)
Net Asset Value, End of Period	$11.38	$11.52		$11.26	$10.35	$10.77
Total Return (excludes sales charge)	3.01%	6.75	%(a)	12.16%	(0.65)%	2.73	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$147,447	$142,979		$111,094	$69,015	$70,612
Ratio of net expenses to average net assets	0.98%	0.99%		1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	2.27%	2.75%		3.06%	3.31%	3.39%
Ratio of gross expenses to average net assets (c)	1.05%	1.05%		1.03%	1.05%	1.04%
Ratio of net investment income to average net assets (c)	2.20%	2.69%		3.03%	3.26%	3.35%
Portfolio turnover	133%	74%		114%	230%	138%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Ohio Municipal Bond Fund
	Class A Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$12.00	$11.88		$11.18	$11.56	$11.69
Investment Activities:
Net investment income	0.32	0.37		0.39	0.41	0.42
Net realized and unrealized gains (losses) on investments	(0.16)	0.36		0.70	(0.38)	(0.11)
Total from Investment Activities	0.16	0.73		1.09	0.03	0.31
Distributions:
Net investment income	(0.33)	(0.38)		(0.39)	(0.41)	(0.41)
Net realized gains from investments	(0.15)	(0.23)		—	—	(0.03)
Total Distributions	(0.48)	(0.61)		(0.39)	(0.41)	(0.44)
Net Asset Value, End of Period	$11.68	$12.00		$11.88	$11.18	$11.56
Total Return (excludes sales charge)	1.44%	6.29	%(a)	9.86%	0.17%	2.77	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$97,000	$121,042		$118,595	$107,763	$111,055
Ratio of net expenses to average net assets	1.03%	1.01%		1.01%	1.01%	0.99%
Ratio of net investment income to average net assets	2.79%	3.09%		3.32%	3.49%	3.58%
Portfolio turnover	54%	53%		53%	86%	63%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. This distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.06% lower.

(b)  During the year ended October 31, 2007, Victory Capital Management Inc. ("VCM") paid the Fund monies pursuant to an agreement reached among the Fund, BISYS (effective August 1, 2007, BISYS' parent company, BISYS Group Inc., was acquired by Citibank N.A.) and VCM relating to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been made, the total return would have been 0.07% lower.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
International Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (97.1%)
Australia (4.3%):
Banks (3.0%):
Australia & New Zealand Banking Group Ltd.	89,224	$2,012
Commercial Services (0.7%):
Leighton Holdings Ltd.	20,258	453
Mining (0.6%):
Rio Tinto Ltd.	5,407	388
		2,853
Austria (0.9%):
Machinery — Diversified (0.9%):
Andritz AG	6,567	579
Belgium (1.1%):
Beverages (1.1%):
Anheuser-Busch InBev NV	12,580	698
Brazil (1.8%):
Financial Services (0.5%):
CETIP SA	24,122	330
Minerals (0.7%):
Vale SA, Sponsored ADR	17,841	453
Power (0.6%):
AES Tiete SA, Preferred	27,700	397
		1,180
Canada (0.5%):
Iron/Steel (0.5%):
Labrador Iron Ore Royalty Corp.	9,418	304
Cayman Islands (2.3%):
Health Care (1.3%):
Herbalife Ltd.	13,892	867
Lodging (1.0%):
MGM China Holdings Ltd. (b)	413,200	624
		1,491
Colombia (0.7%):
Banks (0.7%):
Bancolombia SA, Sponsored ADR	7,030	439
Denmark (3.2%):
Pharmaceuticals (3.2%):
Novo Nordisk A/S, Class B	19,722	2,083
Finland (1.6%):
Auto Parts & Equipment (0.9%):
Nokian Renkaat Oyj	16,918	619

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Insurance (0.7%):
Sampo Oyj	16,859	$462
		1,081
France (5.6%):
Automotive Parts (0.6%):
Valeo SA	8,525	427
Banks (0.5%):
BNP Paribas	7,441	330
Food (0.9%):
Danone SA	8,593	594
Insurance (1.5%):
AXA SA	60,373	970
Oil Companies — Integrated (1.3%):
Total SA	16,393	857
Rubber & Rubber Products (0.8%):
Cie Generale des Etablissements Michelin, Class B	7,267	525
		3,703
Germany (5.6%):
Aerospace/Defense (0.5%):
MTU Aero Engines Holding AG	4,956	331
Automotive (1.8%):
Bayerische Motoren Werke AG	11,002	896
Daimler AG	5,916	301
		1,197
Chemicals (1.3%):
BASF SE	11,368	826
Insurance (2.0%):
Allianz SE	11,914	1,331
		3,685
Hong Kong (2.0%):
Insurance (1.2%):
AIA Group Ltd.	251,800	760
Oil & Gas Exploration — Production & Services (0.8%):
CNOOC Ltd.	287,000	542
		1,302
Japan (17.1%):
Auto Manufacturers (1.2%):
Daihatsu Motor Co. Ltd.	45,000	797
Electrical Components & Equipment (1.1%):
Makita Corp.	13,400	500
Mitsubishi Electric Corp.	23,000	212
		712

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Electrical Equipment (2.9%):
Hitachi Ltd.	362,000	$1,943
Engineering (0.5%):
JGC Corp.	12,000	337
General (0.9%):
ITOCHU Corp.	57,600	568
Internet Business Services (0.7%):
DeNA Co. Ltd.	10,600	461
Leisure Time (0.6%):
Sega Sammy Holdings, Inc.	18,100	394
Machinery — Construction & Mining (1.0%):
Komatsu Ltd.	26,000	640
Manufacturing — Diversified (1.2%):
Mitsubishi Corp.	39,800	820
Office Equipment & Supplies (1.6%):
CANON, Inc.	23,000	1,051
Pharmaceuticals (2.3%):
Miraca Holdings, Inc.	39,000	1,484
Real Estate Services (3.1%):
Daito Trust Construction Co. Ltd.	23,000	2,043
		11,250
Jersey (0.9%):
Oilfield Services & Equipment (0.9%):
Petrofac Ltd.	27,212	625
Luxembourg (0.3%):
Electric (0.3%):
Millicom International Cellular SA	2,031	223
Netherlands (1.6%):
Chemicals (0.5%):
LyondellBasell Industries NV, Class A	11,104	365
Insurance (1.1%):
ING Groep NV (b)	83,224	718
		1,083
Norway (0.9%):
Chemicals (0.9%):
Yara International ASA	12,256	579
Poland (0.5%):
Metals (0.5%):
KGHM Polska Miedz SA	6,751	326

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Spain (3.4%):
Banks (2.4%):
Banco Bilbao Vizcaya Argentaria SA	128,552	$1,156
Banco Santander SA	51,169	438
		1,594
Telecommunications (1.0%):
Telefonica SA	30,262	645
		2,239
Sweden (7.0%):
Agriculture (2.4%):
Swedish Match AB	46,836	1,617
Banks (0.5%):
Svenska Handelsbanken AB, A Shares	11,476	329
Machinery — Construction & Mining (1.4%):
Atlas Copco AB, A Shares	41,316	899
Pharmaceuticals (1.5%):
Meda AB, A Shares	100,107	1,017
Telecommunications — Services & Equipment (1.2%):
Tele2 AB, B Shares	36,934	775
		4,637
Switzerland (6.8%):
Diversified Financial Services (1.1%):
Partners Group Holding AG	3,832	716
Financial Services (2.7%):
Zurich Financial Services AG	7,835	1,801
Food Processing & Packaging (3.0%):
Nestle SA	33,631	1,947
		4,464
Taiwan (0.3%):
Computers & Peripherals (0.3%):
HTC Corp.	10,575	235
Thailand (0.3%):
Food Service (0.3%):
Charoen Pokphand Foods Public Co. Ltd.	187,300	170
United Kingdom (23.8%):
Banks (0.9%):
Standard Chartered PLC	25,583	596
Commercial Services (3.9%):
Aggreko PLC	25,820	706
AMEC PLC	56,317	834
Intertek Group PLC	31,213	1,025
		2,565

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Consumer Products (0.8%):
Reckitt Benckiser Group PLC	10,081	$517
Diversified Financial Services (0.5%):
Aberdeen Asset Management PLC	100,742	310
Electronics (0.7%):
Spectris PLC	21,869	446
Financial Services (1.0%):
Prudential PLC	63,826	660
Food (3.4%):
Unilever PLC	66,455	2,218
Food Service (1.8%):
Compass Group PLC	129,380	1,174
Metals (0.3%):
Antofagasta PLC	11,933	221
Minerals (0.5%):
Xstrata PLC	22,003	367
Oil Companies — Integrated (4.2%):
BP PLC	226,606	1,670
Royal Dutch Shell PLC	30,547	1,079
		2,749
Semiconductors (1.3%):
ARM Holdings PLC	92,674	868
Telecommunications — Cellular (2.7%):
Vodafone Group PLC	638,821	1,771
Tobacco (1.8%):
British American Tobacco PLC	25,799	1,181
		15,643
United States (4.6%):
Financial Services (0.7%):
The Nasdaq OMX Group, Inc. (b)	19,290	483
Internet Business Services (0.8%):
Expedia, Inc.	20,903	549
Pharmaceuticals (1.5%):
Perrigo Co.	10,698	966
Tobacco (1.6%):
Philip Morris International, Inc.	15,034	1,050
		3,048
Total Common Stocks (Cost $58,319)		63,920
Exchange-Traded Funds (1.0%)
United States (1.0%):
iShares MSCI Japan Index Fund	68,977	648
Total Exchange-Traded Funds (Cost $639)		648

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Rights (0.0%)
Spain (0.0%):
Banco Santander SA (b)	51,169	$9
Total Rights (Cost $—)		9
Cash Equivalents (0.8%)
United States (0.8%):
Citibank Money Market Deposit Account, 0.02%	518,780	519
Total Cash Equivalents (Cost $519)		519
Total Investments (Cost $59,477) — 98.9%		65,096
Other assets in excess of liabilities — 1.1%		737
NET ASSETS — 100.0%		$65,833

(a)  All securities, except those traded on United States (including ADRs), Brazilian, Canadian and Columbian exchanges, were fair valued at October 31, 2011.

(b)  Non-income producing security.

(c)  Rate periodically changes. Rate disclosed is the daily yield on 10/31/11.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
International Select Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (96.4%)
Australia (4.9%):
Banks (3.3%):
Australia & New Zealand Banking Group Ltd.	91,043	$2,053
Commercial Services (1.6%):
Leighton Holdings Ltd.	45,289	1,013
		3,066
Austria (1.6%):
Machinery — Diversified (1.6%):
Andritz AG	11,012	972
Brazil (1.6%):
Financial Services (1.6%):
CETIP SA	73,175	1,002
Cayman Islands (3.4%):
Health Care (2.1%):
Herbalife Ltd.	21,065	1,314
Lodging (1.3%):
MGM China Holdings Ltd. (b)	526,400	795
		2,109
Denmark (3.6%):
Pharmaceuticals (3.6%):
Novo Nordisk A/S, Class B	21,495	2,270
France (2.7%):
Insurance (1.7%):
AXA SA	65,314	1,049
Oil Companies — Integrated (1.0%):
Total SA	11,690	611
		1,660
Germany (7.4%):
Automotive (2.6%):
Bayerische Motoren Werke AG	19,924	1,623
Chemicals (2.0%):
BASF SE	16,769	1,219
Insurance (2.8%):
Allianz SE	15,908	1,777
		4,619
Hong Kong (3.9%):
Insurance (2.0%):
AIA Group Ltd.	411,400	1,241

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Select Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Oil & Gas Exploration — Production & Services (1.9%):
CNOOC Ltd.	632,000	$1,194
		2,435
Japan (11.8%):
Electrical Components & Equipment (1.2%):
Makita Corp.	19,800	739
Electrical Equipment (2.9%):
Hitachi Ltd.	344,000	1,847
Internet Business Services (0.9%):
DeNA Co. Ltd.	12,800	556
Machinery — Construction & Mining (1.4%):
Komatsu Ltd.	36,000	887
Office Equipment & Supplies (1.1%):
CANON, Inc.	14,700	671
Pharmaceuticals (1.5%):
Miraca Holdings, Inc.	24,900	947
Real Estate Services (2.8%):
Daito Trust Construction Co. Ltd.	19,700	1,750
		7,397
Luxembourg (1.5%):
Electric (1.5%):
Millicom International Cellular SA	8,722	958
Netherlands (1.6%):
Chemicals (1.6%):
LyondellBasell Industries NV, Class A	30,904	1,016
Norway (1.5%):
Chemicals (1.5%):
Yara International ASA	20,503	969
Spain (2.8%):
Banks (2.8%):
Banco Bilbao Vizcaya Argentaria SA	194,789	1,752
Sweden (8.6%):
Agriculture (2.1%):
Swedish Match AB	38,087	1,315
Machinery — Construction & Mining (2.3%):
Atlas Copco AB, A Shares	66,180	1,440
Pharmaceuticals (2.4%):
Meda AB, A Shares	148,251	1,506
Telecommunications — Services & Equipment (1.8%):
Tele2 AB, B Shares	53,967	1,133
		5,394

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Select Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Switzerland (7.8%):
Diversified Financial Services (1.9%):
Partners Group Holding AG	6,337	$1,185
Financial Services (2.2%):
Zurich Financial Services AG	6,108	1,404
Food Processing & Packaging (3.7%):
Nestle SA	39,524	2,288
		4,877
United Kingdom (25.4%):
Banks (1.3%):
Standard Chartered PLC	35,167	819
Commercial Services (6.7%):
Aggreko PLC	39,853	1,089
AMEC PLC	89,753	1,329
Intertek Group PLC	54,606	1,794
		4,212
Financial Services (1.5%):
Prudential PLC	91,658	948
Food (2.7%):
Unilever PLC	50,744	1,694
Food Service (2.7%):
Compass Group PLC	182,321	1,655
Minerals (1.5%):
Xstrata PLC	56,619	943
Oil Companies — Integrated (3.1%):
BP PLC	265,040	1,953
Semiconductors (2.7%):
ARM Holdings PLC	176,795	1,656
Telecommunications — Cellular (3.2%):
Vodafone Group PLC	726,135	2,014
		15,894
United States (6.3%):
Financial Services (1.5%):
The Nasdaq OMX Group, Inc. (b)	36,906	924
Pharmaceuticals (2.5%):
Perrigo Co.	17,194	1,552
Tobacco (2.3%):
Philip Morris International, Inc.	20,919	1,462
		3,938
Total Common Stocks (Cost $56,002)		60,328

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Select Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Exchange-Traded Funds (2.1%)
United States (2.1%):
iShares MSCI Japan Index Fund	139,421	$1,309
Total Exchange-Traded Funds (Cost $1,298)		1,309
Cash Equivalents (0.0%)
United States (0.0%):
Citibank Money Market Deposit Account, 0.02% (c)	16,677	17
Total Cash Equivalents (Cost $17)		17
Total Investments (Cost $57,317) — 98.5%		61,654
Other assets in excess of liabilities — 1.5%		915
NET ASSETS — 100.0%		$62,569

(a)  All securities, except those traded on United States, Brazilian and Netherlands exchanges, were fair valued at October 31, 2011.

(b)  Non-income producing security.

(c)  Rate periodically changes. Rate disclosed is the daily yield on 10/31/11.

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Global Equity Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (92.3%)
Australia (1.4%):
Banks (1.0%):
Australia & New Zealand Banking Group Ltd.	2,701	$61
Commercial Services (0.4%):
Leighton Holdings Ltd.	1,292	29
		90
Austria (0.4%):
Machinery — Diversified (0.4%):
Andritz AG	322	28
Belgium (0.5%):
Beverages (0.5%):
Anheuser-Busch InBev NV	525	29
Brazil (1.0%):
Financial Services (0.5%):
CETIP SA	2,333	32
Power (0.5%):
AES Tiete SA, Preferred	2,400	34
		66
Canada (1.4%):
Banks (0.9%):
Bank of Nova Scotia	1,048	55
Iron/Steel (0.5%):
Labrador Iron Ore Royalty Corp.	1,044	34
		89
Cayman Islands (2.0%):
Health Care (1.4%):
Herbalife Ltd.	1,380	86
Lodging (0.6%):
MGM China Holdings Ltd. (b)	27,200	41
		127
Colombia (0.4%):
Banks (0.4%):
Bancolombia SA, Sponsored ADR	435	27
Denmark (1.7%):
Pharmaceuticals (1.7%):
Novo Nordisk A/S, Class B	1,022	108
Finland (0.6%):
Auto Parts & Equipment (0.6%):
Nokian Renkaat Oyj	993	36

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Global Equity Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
France (2.2%):
Insurance (0.7%):
AXA SA	2,776	$44
Oil Companies — Integrated (0.9%):
Total SA	1,152	60
Rubber & Rubber Products (0.6%):
Cie Generale des Etablissements Michelin, Class B	493	36
		140
Germany (2.3%):
Aerospace/Defense (0.4%):
MTU Aero Engines Holding AG	379	25
Automotive (0.8%):
Bayerische Motoren Werke AG	632	51
Chemicals (0.4%):
BASF SE	351	26
Insurance (0.7%):
Allianz SE	410	46
		148
Hong Kong (1.3%):
Insurance (0.6%):
AIA Group Ltd.	12,600	38
Oil & Gas Exploration — Production & Services (0.7%):
CNOOC Ltd.	25,000	47
		85
Japan (6.9%):
Electrical Components & Equipment (0.3%):
Makita Corp.	600	22
Electrical Equipment (2.3%):
Hitachi Ltd.	27,000	145
Internet Business Services (0.4%):
DeNA Co. Ltd.	600	26
Machinery — Construction & Mining (0.5%):
Komatsu Ltd.	1,200	30
Manufacturing — Diversified (0.4%):
Mitsubishi Corp.	1,100	23
Office Equipment & Supplies (0.9%):
CANON, Inc.	1,200	55
Pharmaceuticals (0.8%):
Miraca Holdings, Inc.	1,400	53
Real Estate Services (1.3%):
Daito Trust Construction Co. Ltd.	900	80
		434

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Global Equity Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Jersey (0.7%):
Oilfield Services & Equipment (0.7%):
Petrofac Ltd.	1,941	$45
Luxembourg (0.7%):
Electric (0.7%):
Millicom International Cellular SA	386	42
Netherlands (0.4%):
Chemicals (0.4%):
LyondellBasell Industries NV, Class A	776	26
Norway (0.8%):
Chemicals (0.8%):
Yara International ASA	1,045	49
Poland (0.3%):
Metals (0.3%):
KGHM Polska Miedz SA	333	16
Singapore (0.7%):
Semiconductors (0.7%):
Avago Technologies Ltd.	1,380	47
Spain (0.9%):
Banks (0.9%):
Banco Bilbao Vizcaya Argentaria SA	6,579	59
Sweden (4.1%):
Agriculture (0.9%):
Swedish Match AB	1,560	54
Banks (0.5%):
Svenska Handelsbanken AB, A Shares	1,081	31
Machinery — Construction & Mining (0.7%):
Atlas Copco AB, A Shares	2,062	45
Pharmaceuticals (0.9%):
Meda AB, A Shares	5,627	57
Telecommunications — Services & Equipment (1.1%):
Tele2 AB, B Shares	3,389	71
		258
Switzerland (4.6%):
Diversified Financial Services (0.6%):
Partners Group Holding AG	207	39
Financial Services (1.8%):
Zurich Financial Services AG	490	113
Food Processing & Packaging (2.2%):
Nestle SA	2,403	139
		291

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Global Equity Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Taiwan (0.4%):
Computers & Peripherals (0.4%):
HTC Corp.	1,100	$25
Thailand (0.3%):
Food Service (0.3%):
Charoen Pokphand Foods Public Co. Ltd.	19,500	18
United Kingdom (12.6%):
Aerospace/Defense (0.5%):
Rolls-Royce Holdings PLC	2,577	29
Banks (0.5%):
Standard Chartered PLC	1,327	31
Commercial Services (2.3%):
Aggreko PLC	1,742	48
AMEC PLC	2,119	31
Intertek Group PLC	2,123	70
		149
Electronics (0.4%):
Spectris PLC	1,255	26
Financial Services (0.4%):
Prudential PLC	2,592	27
Food (2.1%):
Unilever PLC	3,946	132
Food Service (1.3%):
Compass Group PLC	9,055	82
Minerals (0.8%):
BHP Billiton PLC	862	27
Xstrata PLC	1,272	21
		48
Oil Companies — Integrated (1.6%):
BP PLC	13,614	100
Semiconductors (1.2%):
ARM Holdings PLC	8,304	78
Telecommunications — Cellular (0.9%):
Vodafone Group PLC	21,468	59
Tobacco (0.6%):
British American Tobacco PLC	829	38
		799
United States (43.7%):
Apparel & Footwear (1.1%):
Coach, Inc.	1,081	70
Automotive Parts (1.1%):
Advance Auto Parts, Inc.	1,102	72

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Global Equity Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Banks (2.8%):
Fifth Third Bancorp	4,686	$56
JPMorgan Chase & Co.	1,431	50
PNC Financial Services Group, Inc.	1,375	74
		180
Chemicals (0.8%):
CF Industries Holdings, Inc.	299	49
Computers & Peripherals (6.8%):
Apple, Inc. (b)	274	111
EMC Corp. (b)	1,981	48
Hewlett-Packard Co.	1,637	43
International Business Machines Corp.	637	118
Teradata Corp. (b)	1,841	110
		430
Financial Services (2.5%):
Ameriprise Financial, Inc.	1,083	51
Discover Financial Services	2,504	59
The Nasdaq OMX Group, Inc. (b)	1,895	47
		157
Food Processing & Packaging (0.9%):
Corn Products International, Inc.	1,182	57
Health Care (1.7%):
Humana, Inc.	698	59
McKesson Corp.	576	47
		106
Insurance (1.0%):
Protective Life Corp.	2,027	38
Unum Group	1,194	28
		66
Internet Business Services (1.4%):
Expedia, Inc.	2,094	55
Google, Inc., Class A (b)	61	36
		91
Medical Services (1.2%):
Laboratory Corp. of America Holdings (b)	927	78
Mining (0.5%):
Cliffs Natural Resources, Inc.	450	31
Miscellaneous Manufacturing (0.6%):
Polypore International, Inc. (b)	686	36
Oil & Gas Exploration — Production & Services (2.6%):
Apache Corp.	1,389	139
Chesapeake Energy Corp.	863	24
		163

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Global Equity Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Oil Companies — Integrated (3.0%):
Chevron Corp.	1,327	$140
Hess Corp.	773	48
		188
Pharmaceuticals (1.7%):
Johnson & Johnson	242	15
Perrigo Co.	1,028	93
		108
Railroads (1.5%):
CSX Corp.	4,255	94
Restaurants (3.4%):
McDonald's Corp.	1,260	117
Yum! Brands, Inc.	1,834	98
		215
Retail — Apparel/Shoe (1.0%):
Limited Brands, Inc.	1,417	61
Retail — Discount (2.7%):
Dollar Tree, Inc. (b)	1,479	118
TJX Cos., Inc.	916	54
		172
Retail — Drug Stores (0.6%):
Walgreen Co.	1,101	37
Telecommunications — Cellular (0.8%):
InterDigital, Inc.	994	43
NII Holdings, Inc. (b)	459	11
		54
Tobacco (2.9%):
Philip Morris International, Inc.	2,652	185
Toys (0.5%):
Mattel, Inc.	1,021	29
Trucking & Leasing (0.6%):
Ryder System, Inc.	708	36
		2,765
Total Common Stocks (Cost $5,334)		5,847

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Global Equity Fund  October 31, 2011

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Cash Equivalents (0.8%)
United States (0.8%):
Citibank Money Market Deposit Account, 0.02% (c)	53,078	$53
Total Cash Equivalents (Cost $53)		53
Total Investments (Cost $5,387) — 93.1%		5,900
Other assets in excess of liabilities — 6.9%		435
NET ASSETS — 100.0%		$6,335

(a)  All securities, except those traded on United States (including ADRs), Brazilian, Canadian, Columbian, Netherlands and Singapore exchanges, were fair valued at October 31, 2011.

(b)  Non-income producing security.

(c)  Rate periodically changes. Rate disclosed is the daily yield on 10/31/11.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2011

(Amounts in Thousands, Except Per Share Amounts)

	International Fund		International Select Fund		Global Equity Fund
ASSETS:
Investments, at value (Cost $59,477, $57,317, $5,387)	$65,096		$61,654		$5,900
Foreign currency, at value (Cost $2, $526, $21)	2		529		21
Dividends receivable	85		53		6
Receivable for capital shares issued	—		—		372
Receivable for investments sold	610		617		59
Reclaims receivable	86		77		2
Receivable from Adviser	7		7		23
Prepaid expenses	23		23		7
Total Assets	65,909		62,960		6,390
LIABILITIES:
Payable for investments purchased	3		320		46
Accrued expenses and other payables:
Investment advisory fees	43		41		4
Administration fees	6		5		1
Custodian fees	4		4		1
Transfer agent fees	3		2		— (a)
12b-1 fees	—	(a)	—	(a)	1
Other accrued expenses	17		19		2
Total Liabilities	76		391		55
NET ASSETS:
Capital	55,984		53,908		5,899
Accumulated undistributed net investment income	1,102		904		43
Accumulated net realized gains (losses) from investments and foreign currency transactions	3,123		3,412		(119)
Net unrealized appreciation on investments and foreign currency transactions	5,624		4,345		512
Net Assets	$65,833		$62,569		$6,335
Net Assets
Class A Shares	$2,380		$535		$2,410
Class C Shares	582		575		1,805
Class I Shares	62,871		61,459		2,120
Total	$65,833		$62,569		$6,335
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	180		42		225
Class C Shares	44		46		170
Class I Shares	4,705		4,773		197
Total	4,929		4,861		592
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$13.24		$12.75		$10.72
Class C Shares (c)	$13.10		$12.59		$10.64
Class I Shares	$13.36		$12.88		$10.74
Maximum sales charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$14.05		$13.53		$11.37

(a)  Rounds to less than $1.

(b)  Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2011

(Amounts in Thousands)

	International Fund	International Select Fund	Global Equity Fund
Investment Income:
Dividend income	$2,091	$1,898	$142
Foreign tax withholding	(180)	(179)	(9)
Total Income	1,911	1,719	133
Expenses:
Investment advisory fees	548	533	47
Administration fees	86	79	25
Shareholder servicing fees — Class A Shares	5	2	5
12b-1 fees — Class C Shares	6	6	19
Custodian fees	39	35	13
Transfer agent fees	13	12	1
Transfer agent fees — Class I Shares	5	5	— (a)
Trustees' fees	7	7	1
Chief Compliance Officer fees	1	1	— (a)
Legal and audit fees	21	21	2
State registration and filing fees	36	36	46
Other expenses	20	14	10
Total Expenses	787	751	169
Expenses waived/reimbursed by Adviser	(20)	(20)	(77)
Net Expenses	767	731	92
Net Investment Income	1,144	988	41
Realized/Unrealized Gains (Losses) from Investment Transactions and Foreign Currency Transactions:
Net realized gains from investment transactions	3,347	3,533	37
Net realized gains (losses) from foreign currency transactions	(40)	(16)	2
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	(8,835)	(10,487)	(102)
Net realized/unrealized losses from investments and foreign currency transactions	(5,528)	(6,970)	(63)
Change in net assets resulting from operations	$(4,384)	$(5,982)	$(22)

(a)  Rounds to less than $1.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	International Fund		International Select Fund		Global Equity Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Period Ended October 31, 2010(a)
From Investment Activities:
Operations:
Net investment income	$1,144	$643	$988	$581	$41	$8
Net realized gains (losses) from investment transactions and foreign currency transactions	3,307	3,869	3,517	2,971	39	(144)
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	(8,835)	5,063	(10,487)	6,283	(102)	614
Change in net assets resulting from operations	(4,384)	9,575	(5,982)	9,835	(22)	478
Distributions to Shareholders:
From net investment income:
Class A Shares	(12)	(5)	(3)	(2)	(40)	—
Class C Shares	— (b)	(2)	—	—	(29)	—
Class I Shares	(572)	(331)	(444)	(102)	(43)	—
From net realized gains:
Class A Shares	(98)	(14)	(33)	(16)	—	—
Class C Shares	(38)	(12)	(33)	(21)	—	—
Class I Shares	(3,775)	(1,182)	(3,166)	(2,020)	—	—
Change in net assets resulting from distributions to shareholders	(4,495)	(1,546)	(3,679)	(2,161)	(112)	—
Change in net assets from capital transactions	8,860	2,838	7,599	2,198	956	5,035
Change in net assets	(19)	10,867	(2,062)	9,872	822	5,513
Net Assets:
Beginning of period	65,852	54,985	64,631	54,759	5,513	—
End of period	$65,833	$65,852	$62,569	$64,631	$6,335	$5,513
Accumulated undistributed net investment income	$1,102	$405	$904	$405	$43	$108

(a)  Fund commenced operations on March 17, 2010.

(b)  Rounds to less than $1.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	International Fund		International Select Fund		Global Equity Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Period Ended October 31, 2010(a)
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,248	$705	$178	$31	$574	$1,679
Dividends reinvested	110	19	36	18	40	—
Cost of shares redeemed	(292)	(4)	(108)	(12)	(13)	—
Total Class A Shares	$1,066	$720	$106	$37	$601	$1,679
Class C Shares
Proceeds from shares issued	$5	$4	$—	$25	$4	$1,667
Dividends reinvested	38	14	33	21	29	—
Cost of shares redeemed	(2)	—	—	—	—	—
Total Class C Shares	$41	$18	$33	$46	$33	$1,667
Class I Shares
Proceeds from shares issued	$5,248	$2,500	$5,313	$2,505	$279	$1,689
Dividends reinvested	4,347	1,513	3,610	2,121	43	—
Cost of shares redeemed	(1,842)	(1,913)	(1,463)	(2,511)	—	—	(b)
Total Class I Shares	$7,753	$2,100	$7,460	$2,115	$322	$1,689
Change in net assets from capital transactions	$8,860	$2,838	$7,599	$2,198	$956	$5,035
Share Transactions:
Class A Shares
Issued	90	54	12	3	55	168
Reinvested	8	1	3	1	3	—
Redeemed	(20)	— (c)	(8)	(1)	(1)	—
Total Class A Shares	78	55	7	3	57	168
Class C Shares
Issued	— (c)	1	—	2	— (c)	167
Reinvested	2	1	3	1	3	—
Total Class C Shares	2	2	3	3	3	167
Class I Shares
Issued	366	186	380	191	24	169
Reinvested	293	110	247	159	4	—
Redeemed	(121)	(140)	(98)	(189)	—	—	(c)
Total Class I Shares	538	156	529	161	28	169
Change in Shares	618	213	539	167	88	504

(a)  Fund commenced operations on March 17, 2010.

(b)  Rounds to less than $1.

(c)  Rounds to less than 1.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	International Fund
	Class A Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended October 31, 2009(a)
Net Asset Value, Beginning of Period	$15.17	$13.39	$10.00
Investment Activities:
Net investment income	0.17	0.09	0.09
Net realized/unrealized gains (losses) on investments and foreign currency transactions	(1.07)	2.09	3.30
Total from Investment Activities	(0.90)	2.18	3.39
Distributions:
Net investment income	(0.11)	(0.11)	—
Net realized gains from investments	(0.92)	(0.29)	—
Total Distributions	(1.03)	(0.40)	—
Net Asset Value, End of Period	$13.24	$15.17	$13.39
Total Return (excludes sales charge) (b)	(6.62)%	16.65%	33.90%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,380	$1,546	$626
Ratio of net expenses to average net assets (c)	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets (c)	1.45%	0.66%	1.01%
Ratio of gross expenses to average net assets (c) (d)	1.90%	2.69%	5.11%
Ratio of net investment income to average net assets (c) (d)	0.95%	(0.63)%	(2.70)%
Portfolio turnover (b) (e)	102%	120%	155%

(a)  Class A Shares commenced operations on November 25, 2008.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	International Fund
	Class C Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended October 31, 2009(a)
Net Asset Value, Beginning of Period	$15.02	$13.30	$10.00
Investment Activities:
Net investment income	0.09	0.02	0.05
Net realized/unrealized gains (losses) on investments and foreign currency transactions	(1.09)	2.04	3.25
Total from Investment Activities	(1.00)	2.06	3.30
Distributions:
Net investment income	— (b)	(0.05)	—
Net realized gains from investments	(0.92)	(0.29)	—
Total Distributions	(0.92)	(0.34)	—
Net Asset Value, End of Period	$13.10	$15.02	$13.30
Total Return (excludes contingent deferred sales charge) (c)	(7.34)%	15.75%	33.00%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$582	$626	$536
Ratio of net expenses to average net assets (d)	2.15%	2.15%	2.15%
Ratio of net investment income to average net assets (d)	0.64%	0.10%	0.44%
Ratio of gross expenses to average net assets (d) (e)	3.75%	4.26%	6.08%
Ratio of net investment income to average net assets (d) (e)	(0.96)%	(2.01)%	(3.49)%
Portfolio turnover (c) (f)	102%	120%	155%

(a)  Class C Shares commenced operations on November 25, 2008.

(b)  Less than $0.01 per share.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	International Fund
	Class I Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended October 31, 2009(a)
Net Asset Value, Beginning of Period	$15.28	$13.42	$10.00
Investment Activities:
Net investment income	0.25	0.15	0.15
Net realized/unrealized gains (losses) on investments and foreign currency transactions	(1.11)	2.08	3.27
Total from Investment Activities	(0.86)	2.23	3.42
Distributions:
Net investment income	(0.14)	(0.08)	—
Net realized gains from investments	(0.92)	(0.29)	—
Total Distributions	(1.06)	(0.37)	—
Net Asset Value, End of Period	$13.36	$15.28	$13.42
Total Return (b)	(6.36)%	16.98%	34.20%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$62,871	$63,680	$53,823
Ratio of net expenses to average net assets (c)	1.10%	1.13%	1.15%
Ratio of net investment income to average net assets (c)	1.69%	1.13%	1.65%
Ratio of gross expenses to average net assets (c) (d)	1.10%	1.13%	1.28%
Ratio of net investment income to average net assets (c) (d)	1.69%	1.13%	1.52%
Portfolio turnover (b) (e)	102%	120%	155%

(a)  Class I Shares commenced operations on November 25, 2008.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	International Select Fund
	Class A Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended October 31, 2009(a)
Net Asset Value, Beginning of Period	$14.83	$13.15	$10.00
Investment Activities:
Net investment income	0.15	0.10	0.09
Net realized/unrealized gains (losses) on investments and foreign currency transactions	(1.40)	2.14	3.06
Total from Investment Activities	(1.25)	2.24	3.15
Distributions:
Net investment income	(0.08)	(0.07)	—
Net realized gains from investments	(0.75)	(0.49)	—
Total Distributions	(0.83)	(0.56)	—
Net Asset Value, End of Period	$12.75	$14.83	$13.15
Total Return (excludes sales charge) (b)	(9.12)%	17.58%	31.50%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$535	$523	$427
Ratio of net expenses to average net assets (c)	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets (c)	1.17%	0.73%	0.88%
Ratio of gross expenses to average net assets (c) (d)	3.05%	3.98%	5.79%
Ratio of net investment income to average net assets (c) (d)	(0.48)%	(1.85)%	(3.51)%
Portfolio turnover (b) (e)	127%	130%	213%

(a)  Class A Shares commenced operations on November 25, 2008.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	International Select Fund
	Class C Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended October 31, 2009(a)
Net Asset Value, Beginning of Period	$14.69	$13.06	$10.00
Investment Activities:
Net investment income	0.06	—	0.01
Net realized/unrealized gains (losses) on investments and foreign currency transactions	(1.41)	2.12	3.05
Total from Investment Activities	(1.35)	2.12	3.06
Distributions:
Net realized gains from investments	(0.75)	(0.49)	—
Total Distributions	(0.75)	(0.49)	—
Net Asset Value, End of Period	$12.59	$14.69	$13.06
Total Return (excludes contingent deferred sales charge) (b)	(9.83)%	16.68%	30.60%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$575	$638	$522
Ratio of net expenses to average net assets (c)	2.15%	2.15%	2.15%
Ratio of net investment income to average net assets (c)	0.42%	(0.01)%	0.11%
Ratio of gross expenses to average net assets (c) (d)	3.72%	4.17%	6.04%
Ratio of net investment income to average net assets (c) (d)	(1.15)%	(2.03)%	(3.78)%
Portfolio turnover (b) (e)	127%	130%	213%

(a)  Class C Shares commenced operations on November 25, 2008.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	International Select Fund
	Class I Shares
	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended October 31, 2009(a)
Net Asset Value, Beginning of Period	$14.96	$13.18	$10.00
Investment Activities:
Net investment income	0.22	0.13	0.12
Net realized/unrealized gains (losses) on investments and foreign currency transactions	(1.44)	2.16	3.06
Total from Investment Activities	(1.22)	2.29	3.18
Distributions:
Net investment income	(0.11)	(0.02)	—
Net realized gains from investments	(0.75)	(0.49)	—
Total Distributions	(0.86)	(0.51)	—
Net Asset Value, End of Period	$12.88	$14.96	$13.18
Total Return (b)	(8.85)%	17.91%	31.80%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$61,459	$63,470	$53,810
Ratio of net expenses to average net assets (c)	1.08%	1.11%	1.15%
Ratio of net investment income to average net assets (c)	1.50%	1.03%	1.31%
Ratio of gross expenses to average net assets (c) (d)	1.08%	1.11%	1.25%
Ratio of net investment income to average net assets (c) (d)	1.50%	1.03%	1.21%
Portfolio turnover (b) (e)	127%	130%	213%

(a)  Class I Shares commenced operations on November 25, 2008.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Global Equity Fund
	Class A Shares
	Year Ended October 31, 2011	Period Ended October 31, 2010(a)
Net Asset Value, Beginning of Period	$10.97	$10.00
Investment Activities:
Net investment income	0.08	0.03
Net realized/unrealized gains (losses) on investments and foreign currency transactions	(0.09)	0.94
Total from Investment Activities	(0.01)	0.97
Distributions:
Net investment income	(0.24)	—
Total Distributions	(0.24)	—
Net Asset Value, End of Period	$10.72	$10.97
Total Return (excludes sales charge) (b)	(0.24)%	9.70%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,410	$1,840
Ratio of net expenses to average net assets (c)	1.40%	1.39%
Ratio of net investment income to average net assets (c)	0.85%	0.43%
Ratio of gross expenses to average net assets (c) (d)	2.70%	5.81%
Ratio of net investment income to average net assets (c) (d)	(0.45)%	(3.99)%
Portfolio turnover (b) (e)	87%	80%

(a)  Class A Shares commenced operations on March 17, 2010.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Global Equity Fund
	Class C Shares
	Year Ended October 31, 2011	Period Ended October 31, 2010(a)
Net Asset Value, Beginning of Period	$10.92	$10.00
Investment Activities:
Net investment income (loss)	0.02	(0.02)
Net realized/unrealized gains (losses) on investments and foreign currency transactions	(0.12)	0.94
Total from Investment Activities	(0.10)	0.92
Distributions:
Net investment income	(0.18)	—
Total Distributions	(0.18)	—
Net Asset Value, End of Period	$10.64	$10.92
Total Return (excludes contingent deferred sales charge) (b)	(1.04)%	9.20%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,805	$1,819
Ratio of net expenses to average net assets (c)	2.15%	2.14%
Ratio of net investment income (loss) to average net assets (c)	0.11%	(0.32)%
Ratio of gross expenses to average net assets (c) (d)	3.39%	6.56%
Ratio of net investment income (loss) to average net assets (c) (d)	(1.13)%	(4.74)%
Portfolio turnover (b) (e)	87%	80%

(a)  Class C Shares commenced operations on March 17, 2010.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Global Equity Fund
	Class I Shares
	Year Ended October 31, 2011	Period Ended October 31, 2010(a)
Net Asset Value, Beginning of Period	$10.98	$10.00
Investment Activities:
Net investment income	0.13	0.04
Net realized/unrealized gains (losses) on investments and foreign currency transactions	(0.11)	0.94
Total from Investment Activities	0.02	0.98
Distributions:
Net investment income	(0.26)	—
Total Distributions	(0.26)	—
Net Asset Value, End of Period	$10.74	$10.98
Total Return (b)	0.03%	9.80%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,120	$1,854
Ratio of net expenses to average net assets (c)	1.15%	1.14%
Ratio of net investment income to average net assets (c)	1.10%	0.68%
Ratio of gross expenses to average net assets (c) (d)	2.51%	5.10%
Ratio of net investment income to average net assets (c) (d)	(0.26)%	(3.28)%
Portfolio turnover (b) (e)	87%	80%

(a)  Class I Shares commenced operations on March 17, 2010.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Notes to Financial Statements

The Victory Portfolios  October 31, 2011

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. As of October 31, 2011, the Trust offered shares of 23 funds. The accompanying financial statements are those of the following funds (collectively, the "Funds" and individually, a "Fund").

Funds	Investment Share Classes Offered
Value Fund	Classes A, C, R and I
Stock Index Fund	Classes A and R
Established Value Fund	Classes A, R and I
Special Value Fund	Classes A, C, R and I
Small Company Opportunity Fund	Classes A, R and I
Large Cap Growth Fund	Classes A, C, R and I
Balanced Fund	Classes A, C, R and I
Investment Grade Convertible Fund	Classes A and I
Core Bond Index Fund	Classes A and I
Fund for Income	Classes A, C, R and I
National Municipal Bond Fund	Class A
Ohio Municipal Bond Fund	Class A
International Fund	Classes A, C and I
International Select Fund	Classes A, C and I
Global Equity Fund	Classes A, C and I

Each Fund offers one or more classes of shares. Each class of shares in a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Value Fund and Special Value Fund seek to provide long-term growth of capital and dividend income. The Stock Index Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index. The Established Value Fund and International Fund seek to obtain long-term capital growth by investing primarily in common stocks. The Small Company Opportunity Fund, International Select Fund and Global Equity Fund seek to provide long-term growth and capital appreciation. The Large Cap Growth Fund seeks to obtain long-term capital appreciation. The Balanced Fund seeks to provide income and long-term growth of capital. The Investment Grade Convertible Fund seeks to provide a high level of current income together with long-term capital appreciation. The Core Bond Index Fund seeks to provide a high level of income. The Fund for Income seeks to provide a high level of current income consistent with preservation of shareholders' capital. The National Municipal Bond Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital. The Ohio Municipal Bond Fund seeks to provide a high level of current interest income, which is exempt from both federal income tax and Ohio personal income tax.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds' net asset values are calculated. The International Fund, International Select Fund and Global Equity Fund use a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

For the fiscal year ended October 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the inputs used to value the Funds' investments as of October 31, 2011, while the breakdown, by category, of common stocks is disclosed on the Schedules of Portfolio Investments (in thousands):

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs	Total
Fund Name	Investments in Securities	Other Financial Investments*	Investments in Securities	Investments in Securities	Other Financial Investments*
Value Fund
Commercial Paper	$—	$—	$2,202	$2,202	$—
Common Stocks	101,177	—	—	101,177	—
Exchange Traded Funds	1,946	—	—	1,946	—
Investment Companies	3,139	—	—	3,139	—
Total	106,262	—	2,202	108,464	—
Stock Index Fund
Commercial Paper	—	—	1,012	1,012	—
Common Stocks	32,566	—	—	32,566	—
Investment Companies	1,455	—	—	1,455	—
Futures Contracts	—	69	—	—	69
Total	34,021	69	1,012	35,033	69
Established Value Fund
Commercial Paper	—	—	54,452	54,452	—
Common Stocks	778,363	—	—	778,363	—
Exchange Traded Funds	12,245	—	—	12,245	—
Total	790,608	—	54,452	845,060	—
Special Value Fund
Commercial Paper	—	—	7,128	7,128	—
Common Stocks		708,316	—	—	708,316
Exchange Traded Funds	4,707	—	—	4,707	—
Total	713,023	—	7,128	720,151	—
Small Company Opportunity Fund
Commercial Paper	—	—	51,534	51,534	—
Common Stocks	775,578	—	—	775,578	—
Total	775,578	—	51,534	827,112	—
Large Cap Growth Fund
Commercial Paper	—	—	6,839	6,839	—
Common Stocks	162,393	—	—	162,393	—
Total	162,393	—	6,839	169,232	—
Balanced Fund
Collateralized Mortgage Obligations	—	—	177	177	—
Commercial Paper	—	—	1,121	1,121	—
Common Stocks	14,722	—	—	14,722	—
Corporate Bonds	—	—	1,898	1,898	—
Municipal Bonds	—	—	13	13	—
U.S. Government Agency Securities	—	—	492	492	—
U.S. Government Mortgage Backed Agencies	—	—	2,412	2,412	—
U.S. Treasury Obligations	—	—	2,427	2,427	—
Total	14,722	—	8,540	23,262	—

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

	LEVEL 1 — Quoted Prices			LEVEL 2 — Other Significant Observable Inputs	Total
Fund Name	Investments in Securities		Other Financial Investments*	Investments in Securities	Investments in Securities	Other Financial Investments*
Investment Grade Convertible Fund
Convertible Corporate Bonds	$—		$—	$21,253	$21,253	$—
Convertible Preferred Stocks	3,960		—	2,271 (a)	6,231	—
Total	3,960		—	23,524	27,484	—
Core Bond Index Fund
Collateralized Mortgage Obligations	—		—	955	955	—
Commercial Paper	—		—	939	939	—
Corporate Bonds	—		—	9,304	9,304	—
Municipal Bonds	—		—	72	72	—
U.S. Government Agency Securities	—		—	2,324	2,324	—
U.S. Government Mortgage Backed Agencies	—		—	11,851	11,851	—
U.S. Treasury Obligations	—		—	12,026	12,026	—
Total	—		—	37,471	37,471	—
Fund for Income
Government National Mortgage Association	—		—	642,855	642,855	—
U.S. Treasury Obligations	—		—	306,888	306,888	—
Investment Companies	—		—	21	21	—
Total	—		—	949,764	949,764	—
National Municipal Bond Fund
Municipal Bonds	—		—	141,668	141,668	—
Investment Companies	—		—	15,585	15,585	—
Total	—		—	157,253	157,253	—
Ohio Municipal Bond Fund
Municipal Bonds	—		—	84,179	84,179	—
Investment Companies	—		—	12,554	12,554	—
Total	—		—	96,733	96,733	—
International Fund
Common Stocks	6,203	(b)	—	57,717	63,920	—
Exchange Traded Funds	648		—	—	648	—
Rights	—		—	9	9	—
Cash Equivalents	—		—	519	519	—
Total	6,851		—	58,245	65,096	—
International Select Fund
Common Stocks	7,270	(c)	—	53,058	60,328	—
Exchange Traded Funds	1,309		—	—	1,309	—
Cash Equivalents	—		—	17	17	—
Total	8,579		—	53,075	61,654	—
Global Equity Fund
Common Stocks	3,106	(d)	—	2,741	5,847	—
Cash Equivalents	—		—	53	53	—
Total	3,106		—	2,794	5,900	—

*  Other financial investments are derivative instruments not reflected in the Schedules of Portfolio Investments, such as futures and forward foreign exchange contracts, which are valued at the unrealized appreciation / (depreciation) on the investment.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

(a)  Consists of the holdings: PPL Corp. listed under Energy; Aspen Insurance Holdings Ltd. and Newell Financial Trust I listed under Financial Services; New York Community Capital Trust V and Sovereign Capital Trust IV listed under Savings & Loans.

(b)  Consists of the holdings: Herbalife Ltd. listed under Cayman Islands; LyondellBasell Industries NV, Class A, listed under Netherlands; all securities listed under Brazil, Canada, Columbia and United States.

(c)  Consists of the holdings: Herbalife Ltd. listed under Cayman Islands; all securities listed under Brazil, Netherlands and United States.

(d)  Consists of the holdings: Herbalife Ltd. listed under Cayman Islands; all securities listed under Brazil, Canada, Columbia, Netherlands, Singapore and United States.

The Trust determines significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels as of October 31, 2011.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

Each Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with a value of not less than the repurchase price (including interest). If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited and/or result in additional costs. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Foreign Currency Transactions:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions.

Derivative Instruments:

Certain of the Funds may be subject to equity price risk and foreign currency exchange risk in the normal course of pursuing investment objectives. They may invest in various financial instruments, including positions in futures contracts and forward currency contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies.

All open derivative positions at period end are reflected for each Fund in the tables below, and the volume of these open positions relative to each Fund's net assets is generally representative of the volume of open positions throughout the reporting period. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

Foreign Currency Contracts — The International Fund, International Select Fund and Global Equity Fund may enter into foreign currency exchange contracts to convert U.S. dollars to and from various foreign currencies. A foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The International Fund, International Select Fund and Global Equity Fund enter into foreign currency exchange contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign currency exchange contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities. At October 31, 2011, the Funds had no open forward foreign currency contracts.

Futures Contracts — Each Fund, with the exception of the Established Value Fund, Large Cap Growth Fund and Global Equity Fund, may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments made or received by the Fund based on the change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Fair Values of Derivative Instruments on the Funds' Statements of Assets and Liabilities as of October 31, 2011 (in thousands):

Liabilities
Fund	Variation Margin on Futures Contracts
Equity Risk Exposure:
Stock Index Fund	$24

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

The effect of Derivative Instruments on the Funds' Statements of Operations for the year ended October 31, 2011 (in thousands):

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gains from Futures Transactions	Change in Unrealized Appreciation/Depreciation on Investments
Equity Risk Exposure:
Stock Index Fund	$76	$12

Securities Purchased on a When-Issued Basis:

Each Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. If a Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statements of Assets and Liabilities. As of October 31, 2011, the Funds had outstanding when-issued purchase commitments covered by the segregated assets as identified on the Schedules of Portfolio Investments.

Securities Lending:

The Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Large Cap Growth Fund, Balanced Fund and Core Bond Index Fund may lend securities from their portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board. The Trust will limit its securities lending activity to 33 1/3% of the total assets of each Fund. KeyBank National Association ("KeyBank"), custodian to the Funds named above and an affiliate of Victory Capital Management Inc. ("VCM" or the "Adviser"), serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"), for which it receives a fee. KeyBank's fee is computed monthly in arrears and is 25% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board, net of rebates paid by KeyBank to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. For the fiscal year ended October 31, 2011, KeyBank received $34 thousand in total from the Trust, The Victory Variable Insurance Funds and/or The Victory Institutional Funds (collectively, the "Victory Trusts") for its services as lending agent. Under guidelines established by the Board, the Funds must maintain loan collateral from the borrower (at KeyBank) at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations to secure the return of the loaned securities.

Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. KeyBank, at the direction of the Adviser, consistent with the Trust's securities lending guidelines, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as an asset of the Funds, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Loans are subject to termination by the Trust or the borrower at any time.

On August 24, 2011, the Board approved the termination of the Lending Agreement effective immediately.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Large Cap Growth Fund and Investment Grade Convertible Fund. Dividends from net investment income are declared and paid monthly for the Balanced Fund, Core Bond Index Fund, Fund for Income, National Municipal Bond Fund and Ohio Municipal Bond Fund. Dividends from net investment income are declared and paid annually for the International Fund, International Select Fund and Global Equity Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts and premiums and paydown gains or losses such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital in the accompanying Statements of Assets and Liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

In-Kind Redemptions:

In certain circumstances, the Funds may distribute portfolio securities rather than cash as payment for redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, each Fund recognizes a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; each Fund recognizes a loss if cost exceeds value. Gains and losses realized on the in-kind redemptions are not recognized for tax purposes, and are reclassified from accumulated net realized gains (losses) to paid-in capital. During the fiscal year ended October 31, 2011, the Balanced Fund realized $9,350 of net gain on $65,267 and Core Bond Index Fund realized $750 of net gain on $58,347 of in-kind redemptions, respectively (in thousands).

Other:

Expenses that are directly related to a Fund are charged directly to that fund. Other operating expenses of the Trust are prorated to each fund in the Trust on the basis of relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, shareholder servicing, printing and 12b-1 fees.

New Accounting Pronouncements:

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")" ("ASU 2011-04"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Subsequent Events:

The Funds have evaluated subsequent events and there are no subsequent events to report.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2011 were as follows (in thousands):

Fund Name	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Value Fund	$231,382	$254,659	$—	$—
Stock Index Fund	4,023	6,442	—	—
Established Value Fund	505,399	259,835	—	—
Special Value Fund	927,765	1,316,273	—	—
Small Company Opportunity Fund	400,740	326,694	—	—
Large Cap Growth Fund	158,147	123,980	—	—
Balanced Fund	37,262	50,013	27,552	22,534
Investment Grade Convertible Fund	10,385	12,086	—	—
Core Bond Index Fund	31,909	32,993	111,878	111,506
Fund for Income	1,470	81	673,345	304,397
National Municipal Bond Fund	186,520	172,188	—	—
Ohio Municipal Bond Fund	53,689	83,445	—	—
International Fund	76,339	67,337	—	—
International Select Fund	87,854	81,513	—	—
Global Equity Fund	5,786	5,005	—	—

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by VCM, a wholly owned subsidiary of KeyBank. Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid decrease at various asset levels as a Fund's assets grow. The investment advisory fees of the Value Fund, Special Value Fund, Large Cap Growth Fund and Investment Grade Convertible Fund are computed at rates ranging from 0.75% to 0.60%; of the Stock Index Fund at rates ranging from 0.25% to 0.15%; of the Established Value Fund at rates ranging from 0.65% to 0.45%; of the Small Company Opportunity Fund at rates ranging from 0.85% to 0.75%; of the Balanced Fund at rates ranging from 0.60% to 0.50%; of the Core Bond Index Fund and Fund for Income at rates ranging from 0.50% to 0.40%; of the National Municipal Bond Fund and Ohio

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

Municipal Bond Fund at rates ranging from 0.55% to 0.45%; and of the International Fund, International Select Fund and Global Equity Fund at rates ranging from 0.80% to 0.70%. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

KeyBank serves as custodian of all the Trust's assets except the assets of the International Fund, International Select Fund and Global Equity Fund, for which Citibank, N.A. ("Citibank") serves as custodian and receives a fee. For its custody services to the Victory Trusts, KeyBank receives fees at an annualized rate of 0.0098% of the Victory Trusts' aggregate average daily net assets, excluding the assets of the International Fund, International Select Fund and Global Equity Fund, plus applicable per transaction fees. Prior to July 1, 2011, KeyBank received fees at annualized rates ranging from 0.013% to 0.0025% of the aggregate average daily net assets, excluding the assets of the International Fund, International Select Fund and Global Equity Fund. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate ranging from 0.108% to 0.065% of the aggregate net assets of the Trust and The Victory Variable Insurance Funds (collectively, the "Trusts").

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Funds' transfer agent. Under the Transfer Agent Agreement, Citi receives for its services an annual fee at a rate ranging from 0.02% to 0.005% of the aggregate net assets of the Trusts. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Trust's 12b-1 Plan, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of the Funds, except for the Stock Index Fund and the Fund for Income, and 1.00% of the average daily net assets of Class C Shares of the Funds. The Distributor may receive a monthly distribution and service fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of the Fund for Income. The Stock Index Fund does not participate in the Trust's 12b-1 Plan. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class R or Class C Shares of the Funds. For the fiscal year ended October 31, 2011, affiliates of the Adviser or the Funds earned $37 thousand.

The Distributor or financial institutions (directly or through the Distributor), pursuant to a Shareholder Servicing Plan, may receive from Class A Shares of each Fund, except for the Stock Index Fund, a fee of up to 0.25% of the average daily net assets of the Class A Shares of the Funds for providing support services to shareholders of the Funds, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Pursuant to the same Shareholder Servicing Plan, and as payment for the same services, the Distributor or financial institutions (directly or through the Distributor) may receive a fee of up to 0.15% of the average daily net assets of Class A Shares and up to 0.25% of Class R Shares of the Stock Index Fund. Financial institutions may include affiliates of the Adviser. For the fiscal year ended October 31, 2011, affiliates of the Adviser or the Funds earned $169 thousand.

In addition, the Distributor and the transfer agent are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Funds. For the fiscal year ended October 31, 2011, the Distributor received approximately $186 thousand from commissions earned on sales of Class A Shares and the transfer agent received $51 thousand from redemptions of

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

Class C Shares of the Funds. A portion of the commissions earned on Class A Shares were reallowed to dealers who sold the Funds' shares, including approximately $1 thousand to affiliates of the Funds.

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Funds. The Plan allows the Adviser, the administrator and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to this Plan. To the extent that any payments made by the Funds' administrator, Distributor, Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by the Plan.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the expense limit for the Fund, such excess amount will be the liability of the Adviser. As of October 31, 2011, the expense limits are as follows:

Fund	Class	Expense Limit
Value Fund	Class C Shares	2.00	%(a)
Value Fund	Class I Shares	0.93	%(b)
Value Fund	Class R Shares	1.60	%(b)
Stock Index Fund	Class A Shares	0.70	%(b)
Stock Index Fund	Class R Shares	0.90	%(b)
Established Value Fund	Class I Shares	0.95	%(b)
Special Value Fund	Class C Shares	2.20	%(a)
Special Value Fund	Class R Shares	2.00	%(b)
Large Cap Growth Fund	Class C Shares	2.10	%(b)
Large Cap Growth Fund	Class R Shares	1.65	%(b)
Balanced Fund	Class A Shares	1.15	%(b)
Balanced Fund	Class C Shares	1.85	%(a)
Balanced Fund	Class I Shares	0.65	%(b)
Balanced Fund	Class R Shares	1.45	%(b)
Investment Grade Convertible Fund	Class I Shares	1.00	%(b)
Core Bond Index Fund	Class A Shares	0.65	%(b)
Core Bond Index Fund	Class I Shares	0.30	%(b)
Fund For Income	Class C Shares	1.82	%(a)
National Municipal Bond Fund	Class A Shares	0.98	%(b)
International Fund	Class A Shares	1.40	%(c)
International Fund	Class C Shares	2.15	%(c)
International Fund	Class I Shares	1.15	%(c)
International Select Fund	Class A Shares	1.40	%(c)
International Select Fund	Class C Shares	2.15	%(c)
International Select Fund	Class I Shares	1.15	%(c)
Global Equity Fund	Class A Shares	1.40	%(d)
Global Equity Fund	Class C Shares	2.15	%(d)
Global Equity Fund	Class I Shares	1.15	%(d)

(a)  In effect until at least February 28, 2014.

(b)  In effect until at least February 28, 2012.

(c)  In effect until at least August 31, 2017.

(d)  In effect until at least February 28, 2020.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

The Funds noted below have entered into an expense limitation agreement with the Adviser, in which these Funds have agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the above limits. As of October 31, 2011, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser."

Fund	Amount Waived or Reimbursed Available to Recoup	Amount Repaid to Adviser	Expires October 31,
Value Fund	$19,795	$—	2013
Value Fund	45,106	—	2014
Stock Index Fund	7,179	—	2013
Stock Index Fund	36,787	—	2014
Large Cap Growth Fund	10,182	—	2013
Large Cap Growth Fund	11,177	—	2014
Balanced Fund	23,544	—	2013
Balanced Fund	2,247	—	2014
Investment Grade Convertible Fund	5,482	—	2013
Investment Grade Convertible Fund	9,780	—	2014
Core Bond Index Fund	108,145	—	2013
Core Bond Index Fund	10,279	—	2014
National Municipal Bond Fund	60,577	—	2013
National Municipal Bond Fund	88,402	—	2014
International Fund	19,098	31,239	2012
International Fund	23,785	—	2013
International Fund	20,344	—	2014
International Select Fund	18,490	22,705	2012
International Select Fund	23,201	—	2013
International Select Fund	20,277	—	2014
Global Equity Fund	132,518	—	2013
Global Equity Fund	76,607	—	2014

The Adviser, Citi, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time.

On December 1, 2006, VCM paid the Funds comprising the Trust approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, BISYS Fund Services, Inc. ("BISYS") (BISYS' parent company, BISYS, Inc., was acquired by Citibank on August 1, 2007) and VCM, the sub-administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures required additional disclosure to the Board at the time incurred. On July 29, 2010, Citibank paid approximately $4.1 million after the Securities and Exchange Commission (the "SEC") approved the distribution plan that was in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters. Further information, including the methodology of the Fair Fund Plan, is available on the SEC website at www.sec.gov/litigation/admin/2009/34-60011-pdp.pdf. The amounts are disclosed as "Net increase from payment by the sub-administrator" in the Statements of Changes in Net Assets. The corresponding impact to the total return is disclosed in the Financial Highlights, except for Small Company Opportunity Fund and Large Cap Growth Fund which impacted total return by less than 0.01%.

5.  Risks:

The Ohio Municipal Bond Fund invests primarily in municipal debt obligations issued by the state of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

public purposes. This Fund is more susceptible to economic and political factors which might adversely affect municipalities and companies within Ohio than are other types of funds which are not geographically concentrated to the same extent.

The International Fund, International Select Fund and Global Equity Fund invest in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments including the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments, which could affect the value of a Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital re-investment, resource self-sufficiency and balance of payments position.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties to financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

The Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $150 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of .30% on $150 million for providing the Line of Credit. For the fiscal year ended October 31, 2011, KeyCorp earned approximately $450 thousand for the Line of Credit fee. Each fund in the Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan outstanding and average interest rate for each Fund during the fiscal year ended October 31, 2011 were as follows (Average Loan in thousands):

Fund	Average Loan	Average Rate
Value Fund	$19	1.51%
Stock Index Fund	4	1.56%
Established Value Fund	16	1.53%
Special Value Fund	156	1.56%
Small Company Opportunity Fund	7	1.55%
Large Cap Growth Fund	111	1.57%
Balanced Fund	7	1.53%
Investment Grade Convertible	14	1.55%
Core Bond Index Fund	2	1.51%
Fund for Income	1	1.55%
National Municipal Bond Fund	1	1.50%

As of October 31, 2011, the Funds had no loans outstanding with KeyCorp.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

7.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Distributions in Excess of Earnings	Total Distributions Paid
Value Fund	$1,058	$—	$1,058	$—	$—	$1,058
Stock Index Fund	416	—	416	—	—	416
Established Value Fund	28,615	15,121	43,736	—	—	43,736
Special Value Fund	47	—	47	—	733	780
Small Company Opportunity Fund	2,077	—	2,077	—	—	2,077
Balanced Fund	697	—	697	—	—	697
Investment Grade Convertible Fund	856	—	856	—	—	856
Core Bond Index Fund	1,955	—	1,955	—	—	1,955
Fund for Income	40,032	—	40,032	—	—	40,032
National Municipal Bond Fund	1,142	1,292	2,434	3,194	—	5,628
Ohio Municipal Bond Fund	1,135	332	1,467	2,996	—	4,463
International Fund	2,467	2,028	4,495	—	—	4,495
International Select Fund	1,502	2,177	3,679	—	—	3,679
Global Equity Fund	112	—	112	—	—	112

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Distributions in Excess of Earnings	Total Distributions Paid
Value Fund	$1,670	$—	$1,670	$—	$—	$1,670
Stock Index Fund	446	—	446	—	—	446
Established Value Fund	1,894	5,785	7,679	—	—	7,679
Special Value Fund	1,007	—	1,007	—	735	1,742
Small Company Opportunity Fund	764	—	764	—	—	764
Balanced Fund	2,205	—	2,205	—	26	2,231
Investment Grade Convertible Fund	1,311	—	1,311	—	—	1,311
Core Bond Index Fund	7,239	—	7,239	—	—	7,239
Fund for Income	24,649	—	24,649	—	—	24,649
National Municipal Bond Fund	1,500	280	1,780	3,607	—	5,387
Ohio Municipal Bond Fund	771	1,526	2,297	3,794	—	6,091
International Fund	1,546	—	1,546	—	—	1,546
International Select Fund	2,160	—	2,160	—	—	2,160

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation Depreciation*	Total Accumulated Earnings/ Deficit
Value Fund	$—	$228	$—	$228	$—	$(34,635)	$(950)	$(35,357)
Stock Index Fund	—	32	—	32	—	—	16,253	16,285
Established Value Fund	—	1,773	21,957	23,730	—	—	98,591	122,321
Special Value Fund	—	—	—	—	—	(254,930)	70,558	(184,372)
Small Company Opportunity Fund	—	145	3,388	3,533	—	—	90,502	94,035
Large Cap Growth Fund	—	—	2,127	2,127	—	—	30,527	32,654
Balanced Fund	—	198	446	644	—	(11,827)	462	(10,721)
Investment Grade Convertible Fund	—	509	—	509	—	(6,511)	1,020	(4,982)
Core Bond Index Fund	—	129	—	129	—	(15,702)	1,144	(14,429)
Fund for Income	—	1,694	—	1,694	—	(59,079)	7,792	(49,593)
National Muncipal Bond Fund	77	1,113	1,584	2,774	—	—	5,233	8,007
Ohio Municipal Bond Fund	73	—	834	907	—	—	4,483	5,390
International Fund	—	1,126	3,673	4,799	—	—	5,074	9,873
International Select Fund	—	928	3,900	4,828	—	—	3,859	8,687
Global Equity Fund	—	43	—	43	—	(116)	508	435

*The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral on wash sales.

As of October 31, 2011, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury obligations (in thousands):

	Expiration Year
	2012	2013	2014	2015	2016	2017	2018	2019	Total
Value Fund	$—	$—	$—	$—	$897	$33,738	$—	$—	$34,635
Special Value Fund	—	—	—	—	—	254,930	—	—	254,930
Investment Grade Convertible Fund	—	—	—	—	3,219	3,292	—	—	6,511
Core Bond Index Fund	—	—	—	—	—	—	—	6,776	6,776
Fund for Income	14,071	7,637	6,110	9,829	3,917	3,074	3,563	10,878	59,079
Global Equity Fund	—	—	—	—	—	—	116	—	116

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2011

During the year ended October 31, 2011, the Value Fund, Stock Index Fund, Special Value Fund, Small Company Opportunity Fund, Large Cap Growth Fund, Balanced Fund, Investment Grade Convertible Fund and Global Equity Fund utilized $12,793, $2,732, $120,304, $42,623, $1,486, $1,077, $906 and $27, respectively, (in thousands) of capital loss carryforwards.

As of the current tax year end of October 31, 2011, the following Victory Funds had additional net capital loss carry forwards that may be available to offset future net capital gains, if any. The amount of these losses that may be utilized are limited as a result of an ownership change during the current tax year end. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains which are offset will not be distributed to shareholders.

	Expiration Year
	2013	2014	2016	2017	2018	Total
Balanced Fund	$—	$—	$—	$11,827	$—	$11,827
Core Bond Index Fund	29	4,629	949	—	3,319	8,926

The Regulated Investment Company Modernization Act of 2010 (the "Act"), was signed into law on December 22, 2010. The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies ("RICs") that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) will be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of October 31, 2011 were as follows (in thousands):

	Cost Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Value Fund	$109,414	$7,033	$(7,983)	$(950)
Stock Index Fund	18,780	19,121	(2,868)	16,253
Established Value Fund	746,469	107,198	(8,607)	98,591
Special Value Fund	649,593	120,902	(50,344)	70,558
Small Company Opportunity Fund	736,610	114,982	(24,480)	90,502
Large Cap Growth Fund	138,705	37,822	(7,295)	30,527
Balanced Fund	22,800	1,222	(760)	462
Investment Grade Convertible Fund	26,464	2,720	(1,700)	1,020
Core Bond Index Fund	36,327	1,449	(305)	1,144
Fund for Income	941,972	23,518	(15,726)	7,792
National Municipal Bond Fund	152,020	5,284	(51)	5,233
Ohio Municipal Bond Fund	92,250	4,529	(46)	4,483
International Fund	60,026	7,600	(2,530)	5,070
International Select Fund	57,803	6,005	(2,154)	3,851
Global Equity Fund	5,391	691	(182)	509

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
the Victory Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Victory Portfolios, constituting the Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Large Cap Growth Fund, Balanced Fund, Investment Grade Convertible Fund, Core Bond Index Fund, Fund for Income, National Municipal Bond Fund, Ohio Municipal Bond Fund, International Fund, International Select Fund, and Global Equity Fund (the "Funds"), as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods then ended and the financial highlights for each of the three years or periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the respective periods ended October 31, 2008 and prior were audited by another registered public accounting firm whose report dated December 22, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Portfolios as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years or periods then ended, and the financial highlights for each of the three years or periods then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 21, 2011

  Supplemental Information
The Victory Portfolios  October 31, 2011

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustees"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 23 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.

David Brooks Adcock, 60	Trustee	May 2005	Consultant (since 2006); General Counsel, Duke University and Duke University Health System (1982-2006).	None.

Nigel D. T. Andrews, 64	Vice Chair and Trustee	August 2003	Retired.	Chemtura Corporation; Old Mutual plc; Old Mutual US Asset Management.

Teresa C. Barger, 56	Trustee	December 2008	Chief Executive Officer, Cartica Capital LLC (since 2007); Director, International Finance Corporation (1986-2007).	None.

E. Lee Beard, 60	Trustee	May 2005	Consultant, The Henlee Group, LLC (consulting) (since 2005); Principal Owner, ELB Consultants (since 2003).	Penn Millers Holding Corporation (January 2011-November 2011).

Sally M. Dungan, 57	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

John L. Kelly, 58	Trustee	May 2008	Private Investor (since 2009); Managing Director, JL Thornton & Co. (financial consultant) (2003-2009).	USA Synthetic Fuel Corporation.

  Supplemental Information — continued
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(Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
David L. Meyer, 54	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008).	None.

Karen F. Shepherd, 71	Trustee	August 2002	Retired; Shepherd Investments (private investments) (since 1996).	None.

Leigh A. Wilson, 67	Chair and Trustee	November 1994	Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens) and New Century Living (senior housing consulting) (since 1991); Director, The Mutual Fund Directors Forum (since 2004).	Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.

David C. Brown, 39	Trustee	May 2008	Co-Chief Executive Officer (since 2011), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser.	None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Messrs. Andrews, Kelly and Meyer as its Audit Committee Financial Experts.

Mr. Kelly resigned from the Board effective 12/19/11.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

  Supplemental Information — continued
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(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael D. Policarpo, II, 37	President	May 2008	Senior Managing Director (since 2010) and Managing Director (2005-2010), the Adviser.

Derrick A. MacDonald, 41	Vice President	August 2010	Managing Director of the Adviser, Fund Administration, Technology & Operations (since 2008); Global Business Director, Avery Dennison (2004-2008).

Christopher K. Dyer, 49	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Jay G. Baris, 57	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).

Christopher E. Sabato, 43	Treasurer	May 2006	Senior Vice President, Treasurer Services, Citi Fund Services, Inc.

Eric B. Phipps, 40	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services, Citi Fund Services, Inc. (since 2006); Staff Accountant, United States Securities and Exchange Commission (2004-2006).

Edward J. Veilleux, 68	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

  Supplemental Information — continued
The Victory Portfolios  October 31, 2011

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the Funds' website at www.VictoryConnect.com and on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds' website at www.VictoryConnect.com and on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11-10/31/11	Expense Ratio During Period** 5/1/11-10/31/11
Value Fund
Class A Shares	$1,000.00	$833.40	$6.01	1.30%
Class C Shares	1,000.00	831.00	9.23	2.00%
Class R Shares	1,000.00	832.20	7.39	1.60%
Class I Shares	1,000.00	835.50	4.30	0.93%
Stock Index Fund
Class A Shares	1,000.00	925.90	3.45	0.71%
Class R Shares	1,000.00	924.90	4.42	0.91%
Established Value Fund
Class A Shares	1,000.00	900.50	5.27	1.10%
Class R Shares	1,000.00	899.70	5.99	1.25%
Class I Shares	1,000.00	902.30	3.40	0.71%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

  Supplemental Information — continued
The Victory Portfolios  October 31, 2011

(Unaudited)

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11-10/31/11	Expense Ratio During Period** 5/1/11-10/31/11
Special Value Fund
Class A Shares	$1,000.00	$834.50	$5.59	1.21%
Class C Shares	1,000.00	830.90	9.65	2.09%
Class R Shares	1,000.00	833.40	7.07	1.53%
Class I Shares	1,000.00	836.30	4.12	0.89%
Small Company Opportunity Fund
Class A Shares	1,000.00	904.70	6.82	1.42%
Class R Shares	1,000.00	903.80	7.77	1.62%
Class I Shares	1,000.00	906.30	5.14	1.07%
Large Cap Growth Fund
Class A Shares	1,000.00	910.80	6.07	1.26%
Class C Shares	1,000.00	906.90	10.09	2.10%
Class R Shares	1,000.00	908.90	7.94	1.65%
Class I Shares	1,000.00	911.50	5.01	1.04%
Balanced Fund
Class A Shares	1,000.00	926.60	5.05	1.04%
Class C Shares	1,000.00	923.00	8.53	1.76%
Class R Shares	1,000.00	925.20	6.60	1.36%
Class I Shares	1,000.00	928.30	3.16	0.65%
Investment Grade Convertible Fund
Class A Shares	1,000.00	920.20	6.73	1.39%
Class I Shares	1,000.00	922.20	4.84	1.00%
Core Bond Index Fund
Class A Shares	1,000.00	1,045.40	3.09	0.60%
Class I Shares	1,000.00	1,048.10	1.55	0.30%
Fund for Income
Class A Shares	1,000.00	1,023.40	4.90	0.96%
Class C Shares	1,000.00	1,019.70	8.81	1.73%
Class R Shares	1,000.00	1,024.10	5.00	0.98%
Class I Shares	1,000.00	1,024.80	3.42	0.67%
National Municipal Bond Fund
Class A Shares	1,000.00	1,044.90	5.05	0.98%
Ohio Municipal Bond Fund
Class A Shares	1,000.00	1,037.90	5.29	1.03%
International Fund
Class A Shares	1,000.00	821.30	6.43	1.40%
Class C Shares	1,000.00	818.20	9.85	2.15%
Class I Shares	1,000.00	822.70	5.19	1.13%
International Select Fund
Class A Shares	1,000.00	809.50	6.39	1.40%
Class C Shares	1,000.00	806.00	9.79	2.15%
Class I Shares	1,000.00	810.60	5.02	1.10%
Global Equity Fund
Class A Shares	1,000.00	866.60	6.59	1.40%
Class C Shares	1,000.00	862.90	10.10	2.15%
Class I Shares	1,000.00	867.50	5.41	1.15%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

  Supplemental Information — continued
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(Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11-10/31/11	Expense Ratio During Period** 5/1/11-10/31/11
Value Fund
Class A Shares	$1,000.00	$1,018.65	$6.61	1.30%
Class C Shares	1,000.00	1,015.12	10.16	2.00%
Class R Shares	1,000.00	1,017.14	8.13	1.60%
Class I Shares	1,000.00	1,020.52	4.74	0.93%
Stock Index Fund
Class A Shares	1,000.00	1,021.63	3.62	0.71%
Class R Shares	1,000.00	1,020.62	4.63	0.91%
Established Value Fund
Class A Shares	1,000.00	1,019.66	5.60	1.10%
Class R Shares	1,000.00	1,018.90	6.36	1.25%
Class I Shares	1,000.00	1,021.63	3.62	0.71%
Special Value Fund
Class A Shares	1,000.00	1,019.11	6.16	1.21%
Class C Shares	1,000.00	1,014.67	10.61	2.09%
Class R Shares	1,000.00	1,017.49	7.78	1.53%
Class I Shares	1,000.00	1,020.72	4.53	0.89%
Small Company Opportunity Fund
Class A Shares	1,000.00	1,018.05	7.22	1.42%
Class R Shares	1,000.00	1,017.04	8.24	1.62%
Class I Shares	1,000.00	1,019.81	5.45	1.07%
Large Cap Growth Fund
Class A Shares	1,000.00	1,018.85	6.41	1.26%
Class C Shares	1,000.00	1,014.62	10.66	2.10%
Class R Shares	1,000.00	1,016.89	8.39	1.65%
Class I Shares	1,000.00	1,019.96	5.30	1.04%
Balanced Fund
Class A Shares	1,000.00	1,019.96	5.30	1.04%
Class C Shares	1,000.00	1,016.33	8.94	1.76%
Class R Shares	1,000.00	1,018.35	6.92	1.36%
Class I Shares	1,000.00	1,021.93	3.31	0.65%
Investment Grade Convertible Fund
Class A Shares	1,000.00	1,018.20	7.07	1.39%
Class I Shares	1,000.00	1,020.16	5.09	1.00%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

  Supplemental Information — continued
The Victory Portfolios  October 31, 2011

(Unaudited)

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11-10/31/11	Expense Ratio During Period** 5/1/11-10/31/11
Core Bond Index Fund
Class A Shares	$1,000.00	$1,022.18	$3.06	0.60%
Class I Shares	1,000.00	1,023.69	1.53	0.30%
Fund for Income
Class A Shares	1,000.00	1,020.37	4.89	0.96%
Class C Shares	1,000.00	1,016.48	8.79	1.73%
Class R Shares	1,000.00	1,020.27	4.99	0.98%
Class I Shares	1,000.00	1,021.83	3.41	0.67%
National Municipal Bond Fund
Class A Shares	1,000.00	1,020.27	4.99	0.98%
Ohio Municipal Bond Fund
Class A Shares	1,000.00	1,020.01	5.24	1.03%
International Fund
Class A Shares	1,000.00	1,018.15	7.12	1.40%
Class C Shares	1,000.00	1,014.37	10.92	2.15%
Class I Shares	1,000.00	1,019.51	5.75	1.13%
International Select Fund
Class A Shares	1,000.00	1,018.15	7.12	1.40%
Class C Shares	1,000.00	1,014.37	10.92	2.15%
Class I Shares	1,000.00	1,019.66	5.60	1.10%
Global Equity Fund
Class A Shares	1,000.00	1,018.15	7.12	1.40%
Class C Shares	1,000.00	1,014.37	10.92	2.15%
Class I Shares	1,000.00	1,019.41	5.85	1.15%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

  Supplemental Information — continued
The Victory Portfolios  October 31, 2011

(Unaudited)

Additional Federal Income Tax Information

For the year ended October 31, 2011, the Funds qualified dividend income for the purposes or reduced individual federal tax rates of:

Amount
Value Fund	100%
Stock Index Fund	100%
Established Value Fund	26%
Special Value Fund	100%
Small Company Fund	100%
Balanced Fund	69%
Investment Grade Convertible Fund	32%
International Fund	43%
International Select Fund	60%
Global Equity Fund	43%

Dividends qualifying for corporate dividends received deduction of:

Amount
Value Fund	100%
Stock Index Fund	100%
Established Value Fund	26%
Special Value Fund	100%
Small Company Fund	100%
Balanced Fund	66%
Investment Grade Convertible Fund	30%
International Fund	1%
International Select Fund	1%
Global Equity Fund	21%

For the year ended October 31, 2011, the following Funds designated tax-exempt income distributions (in thousands):

Amount
National Municipal Bond Fund	$3,078
Ohio Municipal Bond Fund	2,891

For the year ended October 31, 2011, the following Funds designated short-term capital gain distributions (in thousands):

Amount
Established Value Fund	$24,550
National Municipal Bond Fund	1,137
Ohio Municipal Bond Fund	1,133
International Fund	1,883
International Select Fund	1,055

For the year ended October 31, 2011, the following Funds designated long-term capital gain distributions (in thousands):

Amount
Established Value Fund	$15,121
National Municipal Bond Fund	1,292
Ohio Municipal Bond Fund	332
International Fund	2,028
International Select Fund	2,177

  Supplemental Information — continued
The Victory Portfolios  October 31, 2011

(Unaudited)

For the year ended October 31, 2011 for nonresident alien shareholders, the following percentage of income dividends are interest-related dividends:

Amount
Balanced Fund	38%
Core Bond Index Fund	85%
Fund for Income	100%

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on October 31, 2011 were as follows:

	Foreign Source Income	Foreign Tax Expense
International Fund	0.38	0.04
International Select Fund	0.34	0.04
Global Equity Fund	0.17	0.02

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Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, the Victory Portfolios do not provide opt-out options to their shareholders.

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

VP-ANN (12/11)

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are David Meyer, Nigel Andrews and John Kelly*, who are “independent” for purposes of this Item 3 of Form N-CSR.

* Mr. Kelly resigned from the Board effective 12/19/11.

Item 4. Principal Accountant Fees and Services.

	2011	2010
(a) Audit Fees (1)	$373,840	$368,000
(b) Audit-Related Fees (2)	0	3,063
(c) Tax Fees (3)	117,929	103,500
(d) All Other Fees (4)	0	0

(1)   Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)   Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)   Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, international tax fee transactions and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4)   For fiscal years ended October 31, 2011 and October 31, 2010, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2011 and 2010 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(e)(1)The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f)  Not applicable

(g)

2011	$183,694
2010	$132,500

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.           Audit Committee of Listed Registrants.

Not applicable.

Item 6.           Investments.

(a)       Not applicable.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Victory Portfolios

By (Signature and Title)	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	December 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael D. Policarpo, II
Michael D. Policarpo, II, President

Date	December 21, 2011

By (Signature and Title)	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	December 21, 2011